                                  SCHEDULE 14A

                                 (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-12

                              CARTER-WALLACE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.



     (1)  Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------


     (5)  Total fee paid:


        ------------------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [LOGO TO COME]

                              CARTER-WALLACE, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                           TELEPHONE: (212) 339-5000
                            ------------------------

                                                                         *, 2001

Dear Shareholder:


     We invite you to attend a special meeting of shareholders of Carter-Wallace, Inc., to be held at 1:00 p.m., Eastern Daylight Saving Time, on *, 2001, at the Hilton New York, 1335 Avenue of the Americas, New York, NY 10019.


     At the special meeting, we will ask you to vote on two related proposals. First, we will ask you to authorize the asset purchase agreement that we entered into on May 7, 2001 with Armkel, LLC under which our company will sell and transfer to Armkel the assets and liabilities relating to our consumer products business for the purchase price of $739 million in cash, less certain debt outstanding. Second, we will ask you to adopt the merger agreement that we entered into on May 7, 2001 with CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation and MCC Acquisition Sub Corporation under which our company will sell its healthcare business for $408 million in cash by merging our company with a wholly owned indirect subsidiary of MCC Acquisition Holdings. The transactions contemplated by the two proposals that you will be asked to vote on are conditioned on each other and, therefore, both proposals must be approved in order for the asset sale and the merger to be completed.

     If we complete the asset sale and the merger, you will receive $20.30 in cash, subject to certain closing adjustments, for each share of Carter-Wallace common stock and Class B common stock you own, and Carter-Wallace will become a 100% owned indirect subsidiary of MCC Acquisition Holdings.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" BOTH THE AUTHORIZATION OF THE ASSET PURCHASE AGREEMENT AND THE ADOPTION OF THE MERGER AGREEMENT.


     Our Board of Directors carefully reviewed and considered the terms and conditions of the proposed asset sale and merger. Based on its review, our Board of Directors has approved the asset sale, the merger and the other transactions contemplated thereby, and has determined the advisability of entering into the merger agreement. In making this determination, the Board of Directors considered, among other things, the written opinions of each of its financial advisors, J.P. Morgan Securities Inc. and Houlihan Lokey Howard & Zukin Financial Advisors, Inc., to the effect that, as of the date of their opinions, the consideration to be received by our shareholders in the merger is fair, from a financial point of view, to our shareholders. Written opinions setting forth the assumptions, limitations and qualifications thereof are attached as Appendices E and F to the attached proxy statement and you should read each carefully in its entirety.


     Only holders of our stock of record at the close of business on *, 2001 are entitled to notice of and to vote at the special meeting or at any adjournments or postponements of the special meeting. CPI Development Corporation, which holds approximately 83% of the voting power of the Company, has entered into an agreement with MCC Acquisition Holdings and Armkel pursuant to which CPI Development Corporation will vote its shares in favor of both the asset purchase agreement and the merger agreement subject to certain limited exceptions. CPI Development Corporation's vote in favor of the asset sale and the merger would be sufficient to approve both transactions without the vote of any other holder of the Company Shares.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD. If you hold your shares in "street name", you should instruct your broker how to vote in accordance with your voting instruction form.

     The accompanying proxy statement explains the proposed asset sale, merger and both the asset purchase agreement and the merger agreement, and provides specific information concerning the special meeting. Please read these materials carefully.

                                          Sincerely,

                                          --------------------------------------
                                          Chairman of the Board and
                                          Chief Executive Officer

      This proxy statement is dated --, 2001 and is first being mailed to shareholders on or about --, 2001.

                                 [LOGO TO COME]

                              CARTER-WALLACE, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                           TELEPHONE: (212) 339-5000
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Carter-Wallace, Inc.:


     The special meeting of shareholders of Carter-Wallace, Inc. will be held at 1:00 p.m., Eastern Daylight Saving Time, on *, 2001, at the Hilton New York, 1335 Avenue of the Americas, New York, NY 10019, for the purposes of considering and voting upon the following proposals:


          PROPOSAL NUMBER 1 To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, a resolution authorizing the Asset Purchase Agreement, dated as of May 7, 2001, between Armkel, LLC and the Company, pursuant to which the Company will sell and transfer to Armkel the Company's assets and liabilities relating to its consumer products business for the purchase price of $739 million in cash, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel; and

          PROPOSAL NUMBER 2 To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, the Agreement and Plan of Merger, dated as of May 7, 2001, among the Company, CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation and MCC Acquisition Sub Corporation. Under the merger agreement, immediately following the Company's receipt of Armkel's payment of $739 million (as adjusted), the Company will sell its healthcare business for $408 million in cash by merging the Company with a wholly owned indirect subsidiary of MCC Acquisition Holdings Corporation, with the Company as the surviving corporation in the merger, and each outstanding share of our common stock, par value $1.00 per share and each outstanding share of our Class B common stock, par value $1.00 per share, other than certain shares held directly or indirectly by Carter-Wallace, Inc., CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Acquisition Sub Corporation or MCC Merger Sub Corporation, will be canceled and converted automatically into the right to receive $20.30 in cash, without interest, subject to adjustment.

     The transactions contemplated by the two proposals above are conditioned on each other and, therefore, both proposals must be approved in order for the asset sale and the merger to be completed. The aggregate merger consideration to be paid to holders of common stock and Class B common stock is comprised of the proceeds from the asset sale, net of U.S. federal and state income taxes payable by the Company as a result of that transaction, plus the merger consideration paid by MCC Acquisition Holdings Corporation. See "THE MERGER
AGREEMENT -- ADJUSTMENT TO CPI MERGER CONSIDERATION AND COMPANY MERGER CONSIDERATION" in the attached proxy statement.

     No other matters may be brought before the special meeting.

     The Board of Directors of Carter-Wallace has fixed the close of business on
* as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting.

     The attached proxy statement describes the asset sale and the merger, the actions to be taken in connection with these transactions, and additional information about the parties involved and their interests. Please give all this information your careful attention.

     THE BOARD OF DIRECTORS OF CARTER-WALLACE RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF BOTH PROPOSAL NUMBER 1 AND PROPOSAL

NUMBER 2. THE TRANSACTIONS CONTEMPLATED BY PROPOSAL NUMBER 1 AND PROPOSAL NUMBER 2 ARE CONDITIONED ON EACH OTHER AND, THEREFORE, BOTH PROPOSALS MUST BE APPROVED IN ORDER FOR THE ASSET SALE AND THE MERGER TO BE COMPLETED.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY SHAREHOLDER PRESENT AT THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT, MAY REVOKE SUCH SHAREHOLDER'S PROXY AND VOTE PERSONALLY ON BOTH PROPOSAL NUMBER 1 AND PROPOSAL NUMBER 2 TO BE CONSIDERED AT THE SPECIAL MEETING. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED "FOR" APPROVAL OF BOTH PROPOSAL NUMBER 1 AND PROPOSAL NUMBER 2.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME.

                                          By Order of the Board of Directors,

                                          --------------------------------------
                                          Stephen R. Lang
                                          Secretary

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
  Questions and Answers About the Asset Sale and the Merger...    1
  Summary.....................................................    4
    The Special Meeting.......................................    4
    The Parties...............................................    6
    The Transactions..........................................    7
    The Asset Purchase Agreement..............................    9
    The Merger Agreement......................................   10
    The Ancillary Agreements..................................   12
    The Voting Agreements.....................................   12
    The CPI Indemnification Agreement.........................   12
    Security Ownership of Carter-Wallace Directors and
       Executive Officers.....................................   13
    Market Prices of Common Stock.............................   13
  Cautionary Statement Regarding Forward-Looking Statements...   14
  The Special Meeting.........................................   14
    General...................................................   14
    Record Date and Quorum Requirement........................   15
    Voting Procedures; Required Vote; Revocability of Proxy...   15
    Adjournments or Postponements.............................   16
  The Parties.................................................   16
    Carter-Wallace, Inc. .....................................   16
    Certain Company Forecasts.................................   16
    Armkel, LLC...............................................   17
    CPI Development Corporation...............................   18
    MCC Acquisition Holdings Corporation......................   18
    MCC Merger Sub Corporation................................   19
    MCC Acquisition Sub Corporation...........................   19
  The Transactions............................................   19
    Background of the Asset Sale and the Merger...............   19
    Recommendation of Our Board of Directors; Reasons for the
       Asset Sale and the Merger..............................   24
    Opinion of JPMorgan.......................................   26
    Opinion of Houlihan Lokey Howard & Zukin Financial
       Advisors, Inc. ........................................   33
    Interests of Carter-Wallace Directors and Executive
       Officers In the Transactions...........................   40
    Effects of the Asset Sale and the Merger..................   42
    United States Federal Income Tax Consequences.............   42
    Appraisal Rights..........................................   43
    Provisions for Unaffiliated Security Holders..............   46
    Approvals.................................................   46
  The Asset Purchase Agreement................................   47
    Consideration for Asset Sale..............................   47
    Purchase of Assets and Assumption of Liabilities..........   47

                                                                PAGE
                                                                ----
    Obligations to Recommend the Transaction and Limitations
       on Accepting Alternative Proposals.....................   47
    Armkel Financing..........................................   49
    Representations and Warranties............................   50
    Conduct of Business between Signing and Closing and other
       Covenants..............................................   51
    Employee Benefit Matters..................................   51
    Conditions to Asset Sale..................................   52
    Termination...............................................   53
    Effect of Termination and Abandonment.....................   55
    Expenses..................................................   56
    Source of Funds...........................................   56
  The Merger Agreement........................................   57
    The Mergers...............................................   57
    Our Officers and Directors and CPI Development
       Corporation's Officers and Directors Following the
       Mergers................................................   57
    Payment for Shares........................................   57
    Adjustment to CPI Merger Consideration and Company Merger
       Consideration..........................................   58
    Appraisal Rights..........................................   58
    Obligations to Recommend the Transaction and Limitations
       on Accepting Alternative Proposals.....................   59
    MCC Financing.............................................   61
    Representations and Warranties............................   61
    Covenants.................................................   62
    Conditions to Closing.....................................   64
    Termination...............................................   65
    Effect of Termination and Abandonment.....................   67
    Amendment and Waiver......................................   68
    Source of Funds...........................................   68
  The Ancillary Agreements....................................   69
    Indemnification Agreement.................................   69
    Insurance Claims Agreement................................   69
    Decatur Manufacturing Agreement...........................   69
    Transition Services Agreement.............................   70
    Cranbury Facilities Sharing Agreement and Lease...........   70
    Consumer Products Transitional Trademark License
       Agreement..............................................   70
    Company Patent License Agreement..........................   70
  The Voting Agreements.......................................   71
    The CPI Voting Agreement and the CPI Stockholders Voting
       Agreement..............................................   71
    General...................................................   71
    Termination...............................................   71

                                                                PAGE
                                                                ----
  The CPI Indemnification Agreement...........................   72
    General...................................................   72
    Termination...............................................   72
  Ownership of the Company....................................   73
  Price Range of Common Stock and Dividends...................   75
  Additional Information......................................   76
    Solicitation of Proxies/Costs.............................   76
    Other Matters.............................................   76
    Shareholder Proposals.....................................   76
    Voting Procedures.........................................   76
  Where You Can Find More Information.........................   77
  APPENDIX A  Asset Purchase Agreement........................  A-1
  APPENDIX B  Merger Agreement................................  B-1
  APPENDIX C  Amendment No. 1 to Merger Agreement.............  C-1
  APPENDIX D  Amendment No. 2 to Merger Agreement.............  D-1
  APPENDIX E  JPMorgan Fairness Opinion.......................  E-1
  APPENDIX F  Houlihan Lokey Howard & Zukin Financial
    Advisors, Inc. Fairness Opinion...........................  F-1
  APPENDIX G  Section 262 of the Delaware General Corporation
    Law.......................................................  G-1
  APPENDIX H  CPI Voting Agreement............................  H-1
  APPENDIX I  CPI Stockholders Voting Agreement...............  I-1
  APPENDIX J  CPI Indemnification Agreement...................  J-1

           QUESTIONS AND ANSWERS ABOUT THE ASSET SALE AND THE MERGER

Q: WHAT AM I VOTING FOR?

A: You are being asked to vote for a sale of the entire Company in two parts to two separate companies. We are asking for your vote to authorize the asset purchase agreement that we entered into on May 7, 2001 with Armkel, LLC, pursuant to which our company will sell and transfer the assets and liabilities comprising our consumer products business, and to adopt the merger agreement that we entered into on May 7, 2001 with CPI Development Corporation, MCC Acquisition Holdings, MCC Merger Sub and MCC Acquisition Sub, pursuant to which the remainder of the Company, mainly comprised of the healthcare business, will be merged with a wholly owned subsidiary of MCC Acquisition Holdings.

Q: WHY IS THE COMPANY BEING SOLD IN TWO PARTS?

A: The sale of the entire Company in two parts is the result of an extensive auction process initiated in April of 2000, which involved contact with over 70 potentially interested parties. The Company initially explored the possibility of a sale by auction of the whole Company to one purchaser, but no meaningful bids were received. However, during the course of that process, several parties expressed significant interest in segments of the business. Another round of the auction process was therefore initiated in December of 2000, which contemplated selling the Company in two parts without foreclosing the possibility of selling the Company in its entirety.

Q: CAN ONE TRANSACTION OCCUR WITHOUT THE OTHER?

A: No. The asset sale and the merger are conditioned on each other. Therefore, the conditions to both of the transactions must be satisfied or waived in order for the asset sale and the merger to be completed.

Q: WHAT WILL I RECEIVE IN THE MERGER?

A: If we complete the proposed transactions, you will receive $20.30 in cash for each share of Carter-Wallace common stock or Class B common stock you own, subject to certain closing adjustments not expected to be material. This consideration is comprised of the per share portion of the net after-tax proceeds of the sum of $739 million in cash, minus the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel, to be received by the Company from Armkel as payment of the purchase price for the consumer products business pursuant to the asset sale, plus $408 million in cash to be received from MCC as payment of the purchase price for the healthcare business in the merger. This consideration in the aggregate will provide an amount in cash equal to $20.30 per Company Share, after taking into account the cash-out of deferred stock awards and stock options and the estimated U.S. federal and state income taxes payable by the Company as a result of the asset sale. The $20.30 per share amount may be adjusted upward or downward by the parties shortly before closing based on a final determination of the estimated U.S. federal and state income taxes payable by the Company as a result of the asset sale and the amount of debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel.

Q: WHY IS THE AMOUNT I RECEIVE IN THE MERGER SUBJECT TO ADJUSTMENT?

A: The sale and transfer of the assets and liabilities relating to the consumer products business to Armkel is a transaction that is taxable to the Company. The amount that you will receive in the merger is based on the estimated U.S. federal and state income taxes payable by the Company as a result of the asset sale, which are currently estimated to be $160 million, and the amount of debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel. Final estimates will be performed shortly before closing. If there is a difference between the current estimates and the estimates done shortly before closing, the amount you receive will be adjusted.

Q: IS THE MAJORITY STOCKHOLDER GETTING THE SAME CONSIDERATION?

A: Yes. The shareholders of CPI Development Corporation, the majority stockholder of the Company, will also receive $20.30 in cash (subject to the same adjustments applicable to the Company shareholders) for each share of Carter-Wallace common stock or Class B common stock they indirectly own through CPI Development Corporation. CPI shareholders will receive their consideration in connection with the merger of CPI with a subsidiary of MCC, which will take place immediately before the Company merger.

Q: HOW WILL THE MAJORITY STOCKHOLDER VOTE WITH RESPECT TO THE PROPOSED
   TRANSACTIONS?

A: CPI has agreed that its shares of Carter-Wallace common stock and Class B common stock will be voted in favor of both the asset sale and the merger, unless holders of more than 30% of the outstanding shares of Carter-Wallace common stock exercise appraisal rights with respect to the merger. In that instance CPI will be free to vote its shares in the manner it chooses at the time of such vote.

   In addition, certain shareholders of CPI have agreed to indemnify MCC and Armkel for certain costs, if any, they may incur with respect to, among other matters, the exercise of appraisal rights with respect to the merger.

Q: WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement, please complete, date and sign your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

   If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy in favor of both authorization of the asset purchase agreement and adoption of the merger agreement.

   If you abstain from voting or do not return your proxy (and do not vote at the meeting), it will count as a vote against both the authorization of the asset purchase agreement and adoption of the merger agreement.

   The special meeting will take place on *, 2001. You may attend the special meeting and vote your shares in person rather than voting by proxy.

Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can attend the special meeting and vote in person. Second, you can send a written notice stating that you would like to revoke your proxy. Third, you can complete and submit a new proxy. If you choose either of these final two methods, you must submit your notice of revocation or your new proxy to Carter-Wallace's solicitation agent, Georgeson Shareholder Communications Inc., at the following address so that your notice or new proxy is received by the solicitation agent prior to the close of business on *:

   Georgeson Shareholder Communications Inc.
   17 State Street, 10th Floor
   New York, NY 10004
   Telephone: (800) 223-2064

   Banks and brokers may call (212) 440-9800 collect.

Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME", WILL MY BROKER VOTE MY SHARES?

A: Your broker will vote your shares only if you provide instructions as to how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not provide your broker with instructions on how to vote your shares, it will count as a vote against the authorization of the asset purchase agreement and the adoption of the merger agreement.

Q: AM I ENTITLED TO APPRAISAL RIGHTS?

A: Yes. Under Delaware law, holders of the Company common stock and Class B common stock have the right to demand and to receive, instead of what is being offered in the merger, an amount that the Delaware Court of Chancery decides is the fair value of those shares of the Company common stock and Class B common stock. This amount may be more or less than the value of what these holders would otherwise receive in the merger.


   Holders of the Company common stock and Class B common stock wishing to exercise appraisal rights must not vote in favor of the adoption of the merger agreement and must take the steps described in the section entitled "THE TRANSACTIONS -- APPRAISAL RIGHTS" beginning on page 43 and set forth in full in Appendix G.


Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the merger is completed, you will receive written instructions for exchanging your stock certificates for the merger consideration. Please do not send in your stock certificates with your proxy.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about either the asset sale or the merger or if you need additional copies of this proxy statement or the enclosed proxy, you should contact:

   Georgeson Shareholder Communications Inc.
   17 State Street, 10th Floor
   New York, NY 10004
   Telephone: (800) 223-2064

   Banks and brokers may call (212) 440-9800 collect.

                                    SUMMARY

     This summary highlights selected information from this proxy statement relating to the asset sale and merger and may not contain all of the information that may be important to you. To understand the asset sale and the merger and related matters fully and for a more complete description of the legal terms of the asset sale and the merger, you should read carefully this entire proxy statement and the attached documents. Where appropriate, items in this summary include a cross reference directing you to a more complete description included elsewhere in this proxy statement.

                              THE SPECIAL MEETING

TIME AND PLACE OF THE SPECIAL MEETING


     The special meeting of our shareholders will be held on *, 2001, at 1:00 p.m., Eastern Daylight Saving Time, at the Hilton New York, 1335 Avenue of the Americas, New York, NY 10019.


PURPOSE OF THE SPECIAL MEETING

     At the special meeting, our shareholders will consider and vote on the following proposals:

 1. To adopt, by holders of a majority of the Company common stock and Class B common stock (together, the "Company Shares") entitled to vote, voting together as a single class, a resolution authorizing the Asset Purchase Agreement, dated as of May 7, 2001, between Armkel and the Company, pursuant to which the Company will sell and transfer to Armkel the Company's assets and liabilities relating to its consumer products business for the purchase price of $739 million in cash, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel; and

 2. To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, the Agreement and Plan of Merger, dated as of May 7, 2001, among the Company, CPI Development Corporation, MCC Acquisition Holdings, MCC Merger Sub and MCC Acquisition Sub. Under the merger agreement, the Company will sell its healthcare business for $408 million in cash by merging the Company with a wholly owned indirect subsidiary of MCC Acquisition Holdings, with the Company as the surviving corporation in the merger, and each outstanding Company Share, other than certain shares held directly or indirectly by Carter-Wallace, CPI Development Corporation, MCC Acquisition Holdings, MCC Acquisition Sub or MCC Merger Sub, will be canceled and converted automatically into the right to receive $20.30 in cash, without interest, subject to adjustment. The Company will therefore become a 100% owned indirect subsidiary of MCC Acquisition Holdings.

     The transactions contemplated by the two proposals above are conditioned on each other, and therefore, both proposals must be approved in order for the asset sale and the merger to be completed. The holders of the Company Shares (including the shareholders of CPI) will receive in the aggregate consideration estimated to be $1.121 billion adjusted as described above and to take into account the cash-out of deferred stock awards and stock options and the U.S. federal and state income taxes payable by the Company on the asset sale. See "THE ASSET PURCHASE AGREEMENT" beginning on page 47, and "THE MERGER AGREEMENT -- THE MERGERS" beginning on page 57.

RECORD DATE AND QUORUM

     Our Board of Directors has fixed the close of business on *, as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournments or postponements. Each holder of record of shares of our common stock at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders, and each holder of shares of our Class B common stock at the close of business on the record date is entitled to ten votes for each share then held on each matter submitted to a vote of shareholders. At the close of business on the record date, * shares of our common stock and * shares of our Class B common stock were outstanding. The holders of record of a majority of the votes represented by the outstanding shares of capital stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the special meeting. See "THE SPECIAL MEETING

-- RECORD DATE AND QUORUM REQUIREMENT" beginning on page 15.

REQUIRED VOTE AND PROXIES


     The vote of the holders of a majority of the Company Shares entitled to vote, voting together as a single class, is required to authorize the asset purchase agreement. The vote of the holders of a majority of the Company Shares entitled to vote, voting together as a single class, is required to adopt the merger agreement. CPI, the majority stockholder, has agreed to vote its Company Shares in favor of both the asset sale and the merger, unless holders of more than 30% of the outstanding Company Shares exercise appraisal rights with respect to the merger. Absent that circumstance, the vote to be taken on the transactions at the special meeting is assured. Should that circumstance arise, CPI will be free to vote its shares in the manner it chooses at the time of such vote. The asset purchase agreement and the merger agreement are conditioned on each other, and therefore, both resolutions must be adopted in order for the asset sale and the merger to be completed. A failure to vote or a vote to abstain will have the same effect as a vote cast against approval of both the asset purchase agreement and the merger agreement. Brokers who hold shares as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners, and a broker non-vote will have the same effect as a vote against approval of both the asset purchase agreement and the merger agreement.


     Please complete, date, sign and return the accompanying proxy card as soon as possible. A shareholder may revoke a proxy at any time prior to its exercise. See "THE SPECIAL MEETING -- VOTING PROCEDURES; REQUIRED VOTE; REVOCABILITY OF PROXY" beginning on page 15.

                                  THE PARTIES

THE COMPANY

     Carter-Wallace, Inc., manufactures and sells a diversified line of products in the domestic consumer products, domestic healthcare and international segments (which includes consumer products and healthcare products).

ARMKEL, LLC

     Armkel, LLC is a newly formed Delaware limited liability company. Kelso Investment Associates VI, L.P., KEP VI, LLC and Church & Dwight Co., Inc. directly own 42.5%, 7.5% and 50.0% of Armkel, respectively.

     Kelso Investment Associates VI, L.P. is a Delaware limited partnership. KEP VI, LLC is a Delaware limited liability company. Kelso Investment Associates VI, L.P. and KEP VI, LLC are private investment funds formed and managed by affiliates of Kelso & Company, L.P., a private investment firm specializing in acquisition transactions.

     Church & Dwight Co., Inc. is a Delaware corporation that produces and sells a diversified line of sodium bicarbonate-based products, along with other products that use the same raw materials or technology, or are sold into the same markets.

     Armkel was organized solely for the purpose of entering into the asset purchase agreement with the Company and purchasing and assuming the Company's assets and liabilities relating to its consumer products business and has not conducted any business operations.

CPI DEVELOPMENT CORPORATION

     CPI Development Corporation is a Delaware corporation. Its only business is management of its investment in Carter-Wallace, Inc. Through its ownership of common stock and Class B common stock of the Company, CPI holds approximately 83% of the total voting power of the Company and approximately 52% of the outstanding common stock. Most of the capital stock of CPI is owned by a number of trusts that were created for the benefit of certain members of the Hoyt family.

MCC ACQUISITION HOLDINGS CORPORATION

     MCC Acquisition Holdings Corporation is a newly formed Delaware corporation. MedPointe Capital Partners, L.L.C., The Carlyle Group and The Cypress Group L.L.C. have agreed to provide equity financing to MCC prior to the Company merger and will thereafter directly own 3.6%, 48.2% and 48.2% of MCC respectively.

     MedPointe Capital Partners, L.L.C. is a specialty pharmaceuticals private equity firm.

     The Carlyle Group is a global diversified private equity firm that originates, structures and acts as an equity investor in management buyouts, corporate partnerships, platform consolidations, private placements and growth investments.

     The Cypress Group is a private equity investment firm whose objective is to achieve long-term capital appreciation through growth-oriented, privately negotiated equity investments.

     MCC was organized solely for the purpose of entering into the merger agreement with the Company and has not conducted any business operations.

MCC MERGER SUB CORPORATION

     MCC Merger Sub is a newly formed Delaware corporation. MCC Acquisition Sub Corporation directly owns 100% of MCC Merger Sub. MCC Merger Sub was organized solely for the purpose of entering into the merger agreement with the Company and merging with and into the Company, and has not conducted any business operations.

MCC ACQUISITION SUB CORPORATION

     MCC Acquisition Sub is a newly formed Delaware corporation. MCC Acquisition Holdings Corporation directly owns 100% of MCC Acquisition Sub. MCC Acquisition Sub was organized solely for the purpose of entering into the merger agreement with the Company and merging with and into CPI Development Corporation, and has not conducted any business operations.

                                THE TRANSACTIONS

BACKGROUND OF THE ASSET SALE AND THE MERGER

     For a description of the events leading to the proposed asset sale and the approval of the merger by our Board of Directors and the reasons for such approval, you should refer to "THE TRANSACTIONS -- BACKGROUND OF THE ASSET SALE AND THE MERGER" beginning on page 19 and "-- RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE AND THE MERGER" beginning on page 24.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     On May 7, 2001, our Board of Directors, by the unanimous vote of those directors present, approved the asset purchase agreement, the merger agreement, the asset sale, the Company merger and the other transactions contemplated by the merger agreement, determined the advisability of entering into the merger agreement, and recommended that our shareholders adopt a resolution authorizing the asset purchase agreement and adopt the merger agreement. See "THE TRANSACTIONS -- RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE AND THE MERGER" beginning on page 24, "-- OPINION OF JPMORGAN" beginning on page 26 and "-- OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.", beginning on page 33.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR BOTH THE AUTHORIZATION OF THE ASSET PURCHASE AGREEMENT AND THE ADOPTION OF THE MERGER AGREEMENT.

     The asset sale and the merger are conditioned on each other, and therefore, both transactions must be approved in order for either of them to be completed.

OPINIONS OF THE FINANCIAL ADVISORS

     On May 7, 2001, J.P. Morgan Securities Inc. ("JPMorgan") provided its opinion to our Board of Directors that, as of that date, the merger consideration was fair, from a financial point of view, to our shareholders.


     The full text of the written confirmation of JPMorgan's opinion, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix E and incorporated by reference into this proxy statement. The opinion of JPMorgan does not constitute a recommendation as to how you should vote with respect to the merger agreement. We urge you to read the opinion in its entirety. See "THE TRANSACTIONS -- OPINION OF JPMORGAN" beginning on page 26.



     JPMorgan will receive a fee from the Company for its financial advisory services and an additional fee if the merger is completed. Affiliates of J.P. Morgan Chase & Co., an affiliate of JPMorgan, will also arrange and provide financing to Armkel in connection with the asset sale and may be arranging or providing financing to MCC in connection with the merger, in each case for a customary fee.


     Houlihan Lokey Howard & Zukin Financial Advisors, Inc., provided its opinion on May 7, 2001 to our Board of Directors that, as of that date, the merger consideration was fair from a financial point of view to our shareholders (other than MCC Acquisition Holdings and its subsidiaries).


     The full text of the written confirmation of the Houlihan Lokey Howard & Zukin Financial Advisors, Inc. opinion, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix F and incorporated by reference into this proxy statement. The opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. does not constitute a recommendation as to how you should vote with respect to the merger agreement. We urge you to read the opinion in its entirety. See "THE TRANSACTIONS -- OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC." beginning on page 33.


     Houlihan Lokey Howard & Zukin Financial Advisors, Inc. will receive a fee from the Company for its financial advisory services.

REASONS FOR THE ASSET SALE AND THE MERGER

     In deciding to approve both the asset sale and the mergers and the other related transactions, our Board of Directors consulted extensively with management and financial and legal advisors and considered a variety of factors, although the Board of Directors did not assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors. See "THE
TRANSACTIONS -- RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE AND THE MERGER" beginning on page 24.

INTERESTS OF CARTER-WALLACE DIRECTORS AND EXECUTIVE OFFICERS


     In considering the recommendation of our Board of Directors with respect to the asset purchase agreement and the merger agreement, you should be aware that some of our directors and executive officers have interests in connection with the asset sale and the merger that are different from, or in addition to, the interests of other Company shareholders. These interests exist because of certain executive employment and change in control agreements that the executive officers have with the Company and rights that the executive officers have under the Company's compensation and benefits plans. In addition, the merger agreement requires MCC to cause the Company to indemnify directors and executive officers of the Company for events occurring before the merger, including events that are related to the merger. See "THE TRANSACTIONS -- INTERESTS OF CARTER-WALLACE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTIONS" beginning on page 40 and "THE MERGER AGREEMENT -- COVENANTS -- Indemnification; D&O Insurance" beginning on page 64.


UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The Company will receive an aggregate amount equal to $739 million, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel, in the asset sale. The asset sale is a taxable transaction to the Company and it is expected that the Company will incur U.S. federal and state income taxes of approximately $160 million in completing the transaction.

     The receipt of the cash merger consideration of $20.30 per Company Share (which includes the $408 million consideration for the sale of the healthcare business and is subject to adjustment) by a holder of our shares will be a taxable transaction for U.S. federal income tax purposes. We urge you to consult your tax advisors to determine the effect of the merger under applicable federal, state, local and foreign tax laws. See "THE TRANSACTIONS -- UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" beginning on page 42.

RIGHTS OF DISSENTING SHAREHOLDERS
     Under Delaware law, holders of Company Shares have the right to demand and to receive, instead of what is being offered in the merger, an amount that the Delaware Court of Chancery decides is the fair value of those Company Shares. This amount may be more or less than the value of what these holders would otherwise receive in the merger.


     Holders of Company Shares wishing to exercise appraisal rights must not vote in favor of the adoption of the merger agreement and must take the steps described in the section entitled "THE TRANSACTIONS -- APPRAISAL RIGHTS" beginning on page 43 and set forth in full in Appendix G.


     CPI has agreed that, except under certain circumstances, the Company Shares held by it will be voted in favor of both the asset sale and the merger as described above in the response to the question "HOW WILL THE MAJORITY STOCKHOLDER VOTE WITH RESPECT TO THE PROPOSED TRANSACTIONS?" on page 2. See also "THE VOTING AGREEMENTS", beginning on page 71.

APPROVALS


     The obligation of each of Armkel and the Company to consummate the asset sale, and the obligation of each of MCC and the Company to consummate the merger, are each subject to the expiration or early termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and receipt of any other material regulatory approval. Early terminations of the required waiting periods under the HSR Act have been granted to each of such parties. See "THE TRANSACTIONS -- APPROVALS" beginning on page 46.


SOURCE OF FUNDS

     Armkel has informed us that the aggregate purchase price of $739 million, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel, will be financed through capital contributions from each of Church & Dwight Co., Inc. and Kelso & Company in the amount of $228.50 million in the aggregate, and through debt financing (which may include an offering of notes) provided or arranged, directly or from other parties, by affiliates of J.P. Morgan Chase & Co. and Bankers Trust Company up to the amount of $505 million in the aggregate. The obli-gation of the lenders to provide funds is subject to the satisfaction of a number of conditions, including conditions relating to any material adverse changes to the Company or to adverse conditions in the financial market.

     MCC has informed us that its $408 million payment for the healthcare business will be financed through capital contributions from each of MedPointe Capital Partners, L.L.C., Carlyle Partners III, L.P., and a group comprised of Cypress Merchant Banking II L.P., 55th Street Partners II L.P. and Cypress Merchant Banking II C.V., in the amount of $278 million in the aggregate, and through debt financing provided, directly or from other lenders, by Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. up to the amount of $225 million. The obligation of the lenders to provide funds is subject to the satisfaction of a number of conditions, including conditions relating to the absence of any material adverse changes to the Company or to adverse conditions in the financial market.

                          THE ASSET PURCHASE AGREEMENT

THE ASSET SALE

     The asset purchase agreement provides that, subject to the satisfaction of various conditions, Armkel will pay as consideration for the purchase of the consumer products business $739 million in cash, minus the estimated aggregate amount of indebtedness (including interest) for money borrowed of the subsidiaries to be transferred to Armkel as of the closing, and will assume certain liabilities described below. See "THE ASSET PURCHASE
AGREEMENT -- CONSIDERATION FOR ASSET SALE" beginning on page 47.

PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

     Immediately before the effective time of the merger, Armkel will purchase from the Company all of the Company's and its subsidiaries' assets that relate primarily to the consumer products business, subject to certain exceptions. Simultaneously with the purchase of these assets, Armkel will assume the liabilities of the Company and its subsidiaries that relate primarily to such purchased assets or the consumer products business, subject to certain exceptions. See "THE ASSET PURCHASE AGREEMENT -- PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES" beginning on page 47.

CONDITIONS TO ASSET SALE

     Each party's obligation to complete the asset sale is subject to the satisfaction of a number of conditions, including with respect to one or both parties:

  - the transactions contemplated by the asset purchase agreement have been authorized by the Company stockholders;

  - the waiting periods applicable to the asset sale under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired or been terminated and all other material consents or approvals have been obtained;

  - there is no law or order in effect that restrains or prohibits completion of the transactions contemplated by the asset purchase agreement;

  - the representations and warranties of the Company, on the one hand, and Armkel on the other hand, are true and correct (subject, as a general matter, to certain materiality standards) as of the date of the asset purchase agreement and as of the closing date;

  - each of the Company, on the one hand, and Armkel on the other hand, has performed in all material respects its obligations under the asset purchase agreement;

  - the parties to the asset purchase agreement and the merger agreement and their financing sources have executed and delivered to each other an agreement that certain conditions to the closings under the asset purchase agreement or the merger agreement, as applicable to each party, and all conditions to the extension of financing, have been satisfied or waived;

  - Armkel has obtained financing proceeds sufficient to complete the asset sale;

  - no governmental entity has instituted any suit, action or proceeding that remains pending at the time of the asset sale closing seeking to restrain, enjoin or otherwise prohibit the consummation of the asset sale or the mergers, and no person or entity has instituted any suit, action or proceeding that remains pending at the time of the asset sale closing before any

    U.S. court of competent jurisdiction, except for any suit, action or proceeding seeking to restrain, enjoin or otherwise prohibit the consummation of the asset sale or the mergers and except for any other such suits, actions or proceedings that, after giving effect to any liabilities of Armkel pursuant to the indemnification agreement, are not, individually or in the aggregate, reasonably likely to have a material adverse effect; and

  - the Company and certain shareholders of CPI have executed and delivered to Armkel a fund agreement as described in the CPI Indemnification Agreement which is summarized below, under which $35 million of the merger consideration to be received by the shareholders of CPI will be put into escrow to be used to reimburse MCC for certain losses, if any, it may incur in connection with the transactions.

     Any or all of the conditions that have not been satisfied may be waived by the relevant party (other than conditions that are required by law, such as, for example, approval of the asset purchase agreement by our shareholders, certain regulatory approvals and the absence of injunctions enjoining the asset purchase or the mergers), subject in certain cases to approval by MCC, and, in effect, subject to approval by financing sources in the case of Armkel. See "THE ASSET PURCHASE AGREEMENT -- CONDITIONS TO ASSET SALE" beginning on page 52. Even if our shareholders approve the asset purchase and the merger, we cannot assure you that the asset purchase and the merger will be completed.

TERMINATION

     The asset purchase agreement contains provisions addressing the circumstances under which the Company or Armkel may terminate the asset purchase agreement. The asset purchase agreement provides that, in several circumstances, the Company may be required to pay Armkel a termination fee of $22 million plus up to $4 million towards the reimbursement of Armkel's expenses. In certain other circumstances the Company may be required to pay Armkel up to $2.5 million or $5 million (depending on the basis for the termination) towards the reimbursement of Armkel's expenses. For a more complete discussion, see "THE ASSET PURCHASE AGREEMENT -- EFFECT OF TERMINATION AND ABANDONMENT" beginning on page 55.

EXPENSES
     Except for the termination fees, all costs and expenses incurred in connection with the asset purchase agreement will be paid by the party incurring such expense.

                              THE MERGER AGREEMENT

THE MERGER

     The merger agreement provides that, subject to satisfaction of various conditions, MCC Merger Sub will be merged with and into the Company and MCC Acquisition Sub will be merged with and into CPI. Following the mergers, the separate existence of both MCC Merger Sub and MCC Acquisition Sub will cease, and the Company and CPI will continue as the surviving corporations. As of the effective time of the Company merger, each of our issued and outstanding Shares, other than certain shares held directly or indirectly by CPI, MCC, MCC Merger Sub, MCC Acquisition Sub or the Company, will, by virtue of the merger, be canceled and converted into the right to receive $20.30 in cash, without interest, subject to certain closing adjustments. See "THE MERGER
AGREEMENT -- THE MERGERS" beginning on page 57.

EFFECTIVE TIME OF THE COMPANY MERGER AND PAYMENT FOR SHARES

     The effective time of the Company merger will occur at the time when the Company duly files a certificate of merger with the Secretary of State of the State of Delaware.

     The Company will file this certificate as soon as practicable on the closing of the Company merger, immediately after the filing of a certificate of merger by CPI pursuant to the CPI merger.

     The closing of the Company merger will take place on the first business day on which the last to be satisfied or waived of the conditions to the mergers contained in the merger agreement has been satisfied or waived, or at another time as agreed in writing by the Company and MCC. See "THE MERGER
AGREEMENT -- CONDITIONS TO CLOSING" beginning on page 64. Detailed instructions with regard to the surrender of share certificates, together with a letter of transmittal, will be forwarded to shareholders by the paying agent promptly following the effective time of the merger. You should not submit your certificates to the paying agent until you have received such materials. The paying agent will send payment of the merger consideration to you as promptly as practicable following receipt by the paying agent of your certificates and other required documents. No interest will be paid or accrued on the cash payable upon the surrender of certificates. See "THE MERGER AGREEMENT -- PAYMENT FOR SHARES" beginning on page 57.

     You should not send any share certificates to us at this time.

CONDITIONS TO THE MERGER

     Each party's obligation to complete the mergers is subject to the satisfaction of a number of conditions, including with respect to one or more parties:

  - the closing contemplated by the asset purchase agreement;

  - the completion of the CPI recapitalization;

  - the adoption of the merger agreement by our stockholders;

  - the waiting periods applicable to the consummation of the mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired or been terminated and all other material consents or approvals have been obtained;

  - no court or other governmental entity has enacted, issued, promulgated, enforced or entered any order restraining, enjoining or otherwise prohibiting consummation of either merger;

  - the representations and warranties of each of the Company, CPI, MCC, MCC Acquisition Sub and MCC Merger Sub are true and correct (subject, as a general matter, to certain materiality standards) as of the date of the merger agreement and as of the closing date (unless any such representation or warranty refers to some other time);

  - each of the Company, CPI, MCC, MCC Acquisition Sub and MCC Merger Sub has performed in all material respects its obligations under the merger agreement required to be performed before the closing date;

  - the parties to the asset purchase agreement and the merger agreement and their financing sources have executed and delivered to each other an agreement that all conditions (with certain exceptions) to the closings under the asset purchase agreement or the merger agreement, as applicable to each party, and all conditions to the extension of financing, have been satisfied or waived;

  - MCC has obtained the financing proceeds sufficient to complete the merger;

  - no governmental entity has instituted any suit, action or proceeding that remains pending seeking to restrain or prohibit the consummation of either merger, and no person or entity has instituted any suit, action or proceeding before any U.S. court of competent jurisdiction that remains pending, except for any suit, action or proceeding seeking to restrain or prohibit the consummation of either merger and except for or any other such suits, actions or proceedings that are not, individually or in the aggregate, reasonably likely to have a material adverse effect;

  - certain shareholders of CPI have executed and delivered to MCC a fund agreement as described in the CPI Indemnification Agreement which is summarized below, under which $35 million of the merger consideration to be received by the shareholders of CPI will be put into escrow to be used to reimburse MCC for certain losses, if any, it may incur in connection with the transactions; and

  - our Board of Directors has received an opinion as to solvency matters relating to the Company and its subsidiaries and to MCC and its subsidiaries before and after giving effect to the transactions contemplated by the merger agreement and the asset purchase agreement.

     Any or all of the conditions that have not been satisfied may be waived (other than conditions that are required by law, such as approval of the merger agreement by our shareholders, certain regulatory approvals and the absence of injunctions enjoining the mergers), subject in certain cases to approval of Armkel, and, in effect, subject to approval by financing sources in the case of MCC. See "THE MERGER AGREEMENT -- CONDITIONS TO CLOSING" beginning on page 64. Even if our shareholders approve the merger agreement, we cannot assure you that the merger will be completed.

TERMINATION

     The merger agreement contains provisions addressing the circumstances under which the Company or MCC may terminate the merger agreement. In addition, the merger agreement provides that, in several circumstances, the Company may be required to pay MCC a termination fee of $15 million plus up to $5 million towards the reimbursement of MCC for its expenses and in certain other circumstances the Company may be required to pay MCC up to $2.5 million or $5 million (depending on the basis for termination) towards the reimbursement for its expenses. For a more complete discussion, see "THE MERGER
AGREEMENT -- TERMINATION" beginning on page 65 and "THE MERGER
AGREEMENT -- EFFECT OF TERMINATION AND ABANDONMENT" beginning on page 67.

EXPENSES

     Except for the termination fees, all fees and expenses incurred in connection with the merger will be paid by the party incurring such fees or expenses.

                            THE ANCILLARY AGREEMENTS

     The parties to the asset purchase agreement and the merger agreement have entered into a number of ancillary agreements. For a more complete discussion of the terms of these agreements, see "THE ANCILLARY AGREEMENTS", beginning on page 69.

                             THE VOTING AGREEMENTS

     CPI and the holders of a majority of the CPI shares have entered into a voting agreement and a stockholder voting agreement, respectively, with Armkel and MCC.

     Pursuant to the CPI voting agreement and the CPI stockholder voting agreement, CPI and the holders of a majority of the CPI shares, respectively, have agreed to vote in favor (or cause their shares to be voted in favor) of the approval of the transactions contemplated by the asset purchase agreement and the merger agreement.

     CPI is the owner of record and has voting control power over approximately 83% of the shares of the Company. Its shares represent more than the number of votes necessary to approve the asset purchase agreement and the merger agreement at the special meeting even if you and every other stockholder of the Company vote against all of the proposals at the special meeting. The CPI stockholders who are party to the CPI stockholders voting agreement are, in the aggregate, the owners of record and have voting control power over approximately 95.4% of the voting shares of CPI. Their shares represent more than the number of votes necessary to approve the CPI merger even if every other stockholder of CPI votes against the proposal.


     The voting agreements will immediately terminate if holders of more than 30% of the shares of Company common stock and Class B common stock, taken together, outstanding immediately prior to the stockholder vote on the merger have properly exercised appraisal rights under Delaware law with respect to the merger. A copy of the CPI voting agreement and the CPI stockholders voting agreement are attached to this proxy statement as Appendix H and I, respectively. See "THE VOTING AGREEMENTS", beginning on page 71.


                       THE CPI INDEMNIFICATION AGREEMENT

     The holders of a majority of the CPI shares have entered into an indemnification agreement with MCC under which such shareholders have agreed to indemnify MCC and certain related parties for certain costs, if any, they may incur in relation to breaches by CPI of the merger agreement and the exercise of dissenters' rights with respect to the merger.

     For such costs incurred in relation to dissenters' rights, the holders of a majority of the CPI shares will be responsible for 40% of all such damages for the first $33,333,333.33 and for 100% of such damages in excess of this amount. In all cases, amounts payable, if any, by the CPI shareholders under the CPI indemnification agreement will be paid in proportion to each such shareholder's share of the aggregate merger consideration received by all such CPI shareholders.

     The holders of a majority of the CPI shares have agreed to put $35 million of their merger consideration into escrow to be used to satisfy any of such shareholders' obligations to pay damages under the CPI indemnification agreement. This will not affect or diminish the amount of proceeds to be received by the other shareholders.


     A copy of the indemnification agreement is attached to this proxy statement as Appendix J. See "THE CPI INDEMNIFICATION AGREEMENT", beginning on page 72.


     SECURITY OWNERSHIP OF CARTER-WALLACE DIRECTORS AND EXECUTIVE OFFICERS

     At the close of business on the record date, our directors and executive officers owned and were entitled to vote, in the aggregate, *, or approximately *%, of the outstanding shares of our common stock, and *, or approximately *%, of the outstanding shares of our Class B common stock. See "OWNERSHIP OF THE COMPANY" beginning on page 73.

                         MARKET PRICES OF COMMON STOCK

     Currently, shares of our common stock are listed for trading on the New York Stock Exchange. As a result of the merger, we will become a wholly owned subsidiary of MCC and our shares will cease to trade on any public trading market. The closing price of our common stock on *, the last trading day prior to the date of this document, was $* per share. The market price of our common stock is likely to fluctuate prior to the merger. You should obtain current market quotations for our common stock before making a decision with respect to the merger.

     On the record date, there were approximately * holders of record of our common stock and * holders of record of our Class B common stock.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Certain information contained in this proxy statement should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside our control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: changing economic and political conditions in the United States and in other countries; changes in governmental laws and regulations surrounding various matters, such as environmental remediation, contract pricing and international trading restrictions; market growth and consumer demand; competitive products and pricing; production and pricing levels of important raw materials; improved production processes or equipment or labor relations issues; difficulties or delays in the development, production, testing and marketing of products; product margins and customer product acceptance; and costs and effects of legal and administrative cases, proceedings, settlements and investigations involving the Company. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. We assume no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                              THE SPECIAL MEETING

GENERAL


     This proxy statement is being delivered to you in connection with a special meeting of shareholders to be held on *, 2001, at 1:00 p.m., Eastern Daylight Saving Time, at the Hilton New York, 1335 Avenue of the Americas, New York, NY 10019. The purpose of the special meeting is for our shareholders to consider and vote upon the following proposals:


          1. To authorize, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, the Asset Purchase Agreement, dated as of May 7, 2001, between Armkel, LLC and the Company, pursuant to which the Company will sell and transfer to Armkel, LLC the Company's assets and liabilities relating to its consumer products business for the purchase price of $739 million in cash, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel; and

          2. To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, the Agreement and Plan of Merger, dated as of May 7, 2001, among the Company, CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation and MCC Acquisition Sub Corporation. Under the merger agreement, immediately following the Company's receipt of Armkel's payment of $739 million (as adjusted), the Company will sell its healthcare business for $408 million in cash by merging the Company with a wholly owned indirect subsidiary of MCC Acquisition Holdings with the Company as the surviving corporation in the merger, and each outstanding share of our common stock, par value $1.00 per share and each outstanding share of our Class B common stock, par value $1.00 per share, other than certain shares held directly or indirectly by Carter-Wallace, Inc., CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Acquisition Sub Corporation or MCC Merger Sub Corporation, will be canceled and converted automatically into the right to receive $20.30 in cash, without interest, subject to adjustment.

     The transactions contemplated by the two proposals above are conditioned on each other, and therefore, both proposals must be approved in order for the asset sale and the merger to be completed. The aggregate merger consideration to be paid to holders of common stock and Class B common stock is comprised of the proceeds from the asset sale, net of U.S. federal and state income taxes payable by the Company as a result of that transaction, plus the merger consideration paid by MCC Acquisition Holdings. See "THE MERGER AGREEMENT -- ADJUSTMENT TO CPI MERGER CONSIDERATION AND COMPANY MERGER CONSIDERATION" in this proxy statement.
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


     Each copy of this proxy statement is accompanied by a proxy card or a voting instruction card furnished in connection with the solicitation of proxies or voting instructions by our Board of Directors for use at the special meeting. This proxy statement is being mailed on or about *, 2001, to our shareholders of record on *, 2001.

     Our Board of Directors has approved both the asset sale and the merger and both the asset purchase agreement and the merger agreement, and has determined the advisability of entering into the merger agreement by vote of the directors. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF BOTH THE ASSET PURCHASE AGREEMENT AND THE MERGER AGREEMENT. See "THE TRANSACTIONS -- BACKGROUND OF THE ASSET SALE AND THE MERGER" beginning on page 19 and "-- RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE AND THE MERGER" beginning on page 24.

     Shareholders are requested to promptly complete, date, sign and return the accompanying proxy card. Return of an executed proxy with no instructions indicated thereon will result in the applicable shares being voted "FOR" approval of both the asset purchase agreement and the merger agreement. A vote to abstain or a failure to return a properly executed proxy card or to vote at the special meeting will have the effect of a vote "AGAINST" approval of both the asset purchase agreement and the merger agreement.

RECORD DATE AND QUORUM REQUIREMENT

     Our Board of Directors has fixed the close of business on *, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Each holder of record of common stock at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Each holder of record of Class B common stock at the close of business on the record date is entitled to ten votes for each share then held on each matter submitted to a vote of shareholders. Each individual that owns shares of common stock that are held in a trust on such individual's behalf is entitled to instruct the trustee how to vote all shares of common stock and Class B common stock credited to the participant's account as of the record date. Shares of common stock and Class B common stock held in a trust for which voting instructions are not received from that trust's participants will be voted by the trustee in the same proportion as shares of common stock and Class B common stock for which the trustee has received instructions.

     The holders of a majority of the outstanding shares entitled to vote at the special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions and shares referred to as "broker or nominee non-votes" that are represented at the special meeting -- shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker or nominee does not have discretionary voting power on a particular matter -- are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If less than a majority of outstanding shares are represented at the special meeting, the special meeting will be adjourned to a time, date and place designated by our management.

     YOU SHOULD NOT FORWARD ANY SHARE CERTIFICATES WITH YOUR PROXY CARDS. IN THE EVENT THE MERGER IS COMPLETED, SHARE CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL, WHICH WILL BE SENT TO YOU BY THE PAYING AGENT, PROMPTLY AFTER THE EFFECTIVE TIME OF THE COMPANY MERGER.

VOTING PROCEDURES; REQUIRED VOTE; REVOCABILITY OF PROXY


     Each of the authorization of the asset purchase agreement and the adoption of the merger agreement will require the affirmative vote of the holders of a majority of the Company Shares entitled to vote, voting together as a single class. CPI, the majority stockholder, has agreed to vote its Company Shares in favor of both the asset sale and the merger, unless holders of more than 30% of the outstanding Company Shares exercise appraisal rights with respect to the merger. Absent that circumstance, the vote to be taken on the transactions at the special meeting is assured. Should that circumstance arise, CPI will be free to vote its

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


shares in the manner it chooses at the time of such vote. A failure to vote or a vote to abstain will have the same effect as a vote cast against approval of both the asset purchase agreement and the merger agreement. Brokers and, in many cases, nominees will not have discretionary power to vote on the proposal to be presented at the special meeting. Accordingly, beneficial owners of shares should instruct their brokers or nominees on how to vote. A broker or nominee non-vote will have the same effect as a vote against approval of both the asset purchase agreement and the merger agreement. If no instructions are indicated on a properly executed proxy, such proxy will be voted in favor of the asset purchase agreement and the merger agreement. A shareholder may revoke a proxy at any time prior to its exercise.


     You may revoke your proxy by delivering to the Company's solicitation agent, Georgeson Shareholder Communications Inc., either (1) a written notice of revocation or (2) a duly executed proxy bearing a later date. Such notice or new proxy must be received by the solicitation agent prior to the close of business on *. You may also revoke your proxy by attending the special meeting and voting in person. Your presence at the special meeting will not in and of itself automatically revoke your proxy. The address of the Company's solicitation agent is 17 State Street, 10th Floor, New York, NY 10004.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies or for other reasons as determined by our Board of Directors. Any adjournment or postponement may be made without notice if announced at the special meeting at which the adjournment is taken. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances unless a written note on the proxy by the shareholder directs otherwise. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies or for other reasons will allow the Company's shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                                  THE PARTIES

CARTER-WALLACE, INC.

     We are Carter-Wallace, Inc. In this proxy statement, we refer to our company as "Carter-Wallace", the "Company", "we" or "us". The Company manufactures and sells a diversified line of products in the domestic consumer products, domestic healthcare and international segments (consumer products and healthcare). Domestic consumer products primarily include antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, hair removal products, tooth whitening products and various pet products. Domestic healthcare products primarily include prescription pharmaceuticals as well as professional diagnostic products. International products primarily include consumer products such as antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, skin care and oral hygiene products, as well as health care products such as over-the-counter pharmaceuticals and diagnostic products. International products include many of the same consumer products and health care products that are sold domestically as well as certain consumer products and health care products that are sold exclusively in international markets.

CERTAIN COMPANY FORECASTS

     During the course of the discussions among the Company, MCC and Armkel, the purchasers were provided with certain financial information and projections prepared by Company management that were not publicly available. Such information is summarized below solely for the purpose of giving stockholders access to projections by Company management that were available for review by MCC and Armkel in connection with the asset purchase and the mergers.

     The Company's forecasts indicated (1) estimated sales of the Company of $780.0 million for fiscal year 2001 and $835.2 million for fiscal year 2002, (2) estimated depreciation of the Company of $18.1 million for fiscal year 2001 and $18.3 million for fiscal year 2002, (3) estimated amortization of intangibles of the

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

Company of $12.4 million for fiscal year 2001 and $11.6 million for fiscal year 2002, and (4) estimated operating income of the Company of $69.0 million for fiscal year 2001 and $81.4 million for fiscal year 2002.

     The Company cautions, and has advised MCC and Armkel, that (1) the Company does not, as a matter of course, make public forecasts or projections as to future revenues or profits, (2) the information above and the discussion of forecasts or projections elsewhere in this proxy statement is substantially less extensive and comprehensive than the financial information that would be provided on the Company's Reports on Form 10-K, for example, and (3) the projections summarized in this section and any forecasts and projections discussed elsewhere in this proxy statement were based on estimates and assumptions that are inherently subject to significant economic and competitive uncertainties, all of which are difficult to predict and many or most of which are beyond the Company's control. Accordingly, results may or may not be realized and actual results may be materially lower or higher than those projected. The projections were not prepared with a view to public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts and the reports of KPMG LLP incorporated by reference in this proxy statement relate solely to the historical financial information of the Company, do not extend to any Company forecasts or projections, and should not be read to do so. The inclusion of the projections summarized above and any forecasts and projections discussed elsewhere in this proxy statement should not be regarded as an indication that the Company or any other person who received such information considers them to be accurate predictions of future events. Neither the Company nor any of its representatives assume any responsibility for the validity, reasonableness, accuracy or completeness of such forecasts, and the Company has made no representations to any person regarding such information. The Company does not intend to update, revise or correct such projections if they become inaccurate (even in the short term). The financial information from the Company forecasts should be evaluated in conjunction with the historical financial statements and other information regarding the Company contained in the Company Reports on Form 10-K and the Company Reports on Form 10-Q on file with the SEC. In light of the foregoing factors and the uncertainties inherent in the forecasts summarized above and any forecasts and projections discussed elsewhere in this proxy statement, you are cautioned not to place undue reliance on any such forecasts.

     In connection with the preparation by JPMorgan and Houlihan Lokey of their financial analyses of the Company, Company management was asked to prepare certain prospective financial information for the fiscal years 2003 to 2009. The prospective financial information was prepared solely for such purpose and is subject to the qualifications and cautionary statements set forth in the preceding paragraph. This management projected information, which was not independently verified by either JPMorgan or Houlihan Lokey, showed sales increasing from $872.4 million in fiscal year 2003 to $1,084.9 million in fiscal year 2009, depreciation increasing from $18.3 million in fiscal year 2003 to $19.4 million in fiscal year 2009, amortization of intangibles remaining constant at $11.6 million from fiscal year 2003 to fiscal year 2009, and operating income increasing from $83.6 million in fiscal year 2003 to $138.9 million in fiscal year 2009.

     Our principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105. Our general telephone number at that location is (212) 339-5000.

ARMKEL, LLC

     Armkel, LLC ("Armkel") is a newly formed limited liability company organized and existing under the laws of Delaware. Kelso Investment Associates VI, L.P., KEP VI, LLC and Church & Dwight Co., Inc. directly own 42.5%, 7.5% and 50.0% of Armkel, respectively.

     Kelso Investment Associates VI, L.P. is a Delaware limited partnership. KEP VI, LLC is a Delaware limited liability company. Kelso Investment Associates VI, L.P. and KEP VI, LLC are private investment funds formed and managed by affiliates of Kelso & Company, L.P., a private investment firm specializing in acquisition transactions. The address of Kelso Investment Associates VI, L.P., KEP VI, LLC and Kelso GP VI, LLC is c/o Kelso & Company, L.P., 320 Park Avenue, 24th Floor, New York, New York 10022. The general telephone number of the above entities at that location is (212) 751-3939.

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

     Church & Dwight Co., Inc. is a Delaware corporation that produces sodium bicarbonate, popularly known as baking soda, a versatile chemical that performs a broad range of functions, such as cleaning, deodorizing, leavening and buffering. Church & Dwight Co., Inc. specializes in sodium bicarbonate and sodium bicarbonate-based products, along with other products that use the same raw materials or technology, or are sold into the same markets. Church & Dwight Co., Inc. sells its products, primarily under the Arm & Hammer trademark, to consumers through supermarkets, drug stores and mass merchandisers and to industrial customers and distributors. Arm & Hammer is the registered trademark for a line of consumer products, including Arm & Hammer Baking Soda, Arm & Hammer Dental Care Dentifrices and Arm & Hammer Dental Care Gum, among others. Church & Dwight Co., Inc.'s principal executive offices are located at 469 North Harrison Street, Princeton, New Jersey 08543. Church & Dwight Co., Inc.'s general telephone number at that location is (609) 683-5900.

     Armkel was organized solely for the purpose of entering into the asset purchase agreement with the Company and purchasing and assuming the Company's assets and liabilities relating to its consumer products business, and has not conducted any business operations to date.

     The address of Armkel is c/o Church & Dwight Co., Inc., 469 North Harrison, Princeton, NJ 08540-5297

CPI DEVELOPMENT CORPORATION

     CPI Development Corporation ("CPI") is a holding company organized and existing under the laws of Delaware. Its only business is management of its investment in the capital stock of Carter-Wallace, Inc. CPI owns 11,754,000 shares of the Company common stock, which represent approximately 35.12% of the outstanding shares of common stock, and 11,754,000 shares of the Company's Class B common stock, which represent approximately 96.17% of the outstanding shares of Class B common stock. CPI holds approximately 52% of all classes of outstanding common stock and, because the Class B common stock has ten votes per share, holds approximately 83% of the total voting power of the Company. The directors of CPI are Henry H. Hoyt, Jr., Suzanne H. Garcia and Richard L. Cruess, each of whom is a director of the Company. Most of the capital stock of CPI is owned by a number of trusts that were created for the benefit of the Hoyt family.

     The address of CPI is 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810. CPI Development Corporation's general telephone number at that location is (302) 478-6160.

MCC ACQUISITION HOLDINGS CORPORATION

     MCC Acquisition Holdings Corporation ("MCC") is a newly formed corporation organized and existing under the laws of Delaware. MedPointe Capital Partners, L.L.C., The Carlyle Group and The Cypress Group L.L.C. have agreed to provide equity financing to MCC prior to the Company merger and will thereafter directly own 3.6%, 48.2% and 48.2% of MCC, respectively. MCC was organized solely for the purpose of entering into the merger agreement with the Company and has not conducted any business operations to date.

     MedPointe Capital Partners, L.L.C. is a specialty pharmaceutical private equity firm. MedPointe Capital Partners, L.L.C. was formed in June 2000 for the purpose of purchasing and building a specialty pharmaceutical company. MedPointe Capital Partners, L.L.C.'s principal executive offices are located at 51 JFK Parkway, First Floor West, Short Hills, New Jersey 07078. MedPointe Capital Partners, L.L.C.'s general telephone number at that location is (973) 218-2500.

     The Carlyle Group is a global diversified private equity firm that originates, structures and acts as an equity investor in management buyouts, corporate partnerships, platform consolidations, private placements and growth investments. The address of The Carlyle Group is 520 Madison Ave, 41st Floor, New York, NY 10022-4213. The Carlyle Group's general telephone number at that location is (212) 381-4900.

     The Cypress Group is a private equity investment firm whose objective is to achieve long-term capital appreciation through growth-oriented, privately negotiated equity investments. The address of The Cypress Group is 65 East 55th Street, 28th Floor, New York, New York 10022. The Cypress Group's general telephone number at that location is (212) 705-0150.

     The address of MCC is c/o MedPointe Capital Partners, L.L.C., 51 JFK Parkway, First Floor West, Short Hills, New Jersey 07078. MCC Acquisition Holdings' general telephone number at that location is (973) 218-2500.

MCC MERGER SUB CORPORATION

     MCC Merger Sub is a newly formed corporation organized and existing under the laws of Delaware. MCC Acquisition Sub Corporation directly owns all the outstanding shares of capital stock of MCC Merger Sub. MCC Merger Sub was organized solely for the purpose of entering into the merger agreement with the Company and merging with and into the Company, and has not conducted any business operations to date.

     The address of MCC Merger Sub is c/o MedPointe Capital Partners, L.L.C., 51 JFK Parkway, First Floor West, Short Hills, New Jersey 07078. MCC Merger Sub's general telephone number at that location is (973) 218-2500.

MCC ACQUISITION SUB CORPORATION

     MCC Acquisition Sub is a newly formed corporation organized and existing under the laws of Delaware. MCC Acquisition Holdings Corporation directly owns all the outstanding shares of capital stock of MCC Acquisition Sub. MCC Acquisition Sub was organized solely for the purpose of entering into the merger agreement with the Company and merging with and into CPI Development Corporation, and has not conducted any business operations to date.

     The address of MCC Acquisition Sub is c/o MedPointe Capital Partners, L.L.C., 51 JFK Parkway, First Floor West, Short Hills, New Jersey 07078. MCC Acquisition Sub's general telephone number at that location is (973) 218-2500.

                                THE TRANSACTIONS

BACKGROUND OF THE ASSET SALE AND THE MERGER

1998:

     At a November 19, 1998 meeting, our Board of Directors decided to explore what strategic alternatives might be available to the Company for enhancing shareholder value. The Board formed a committee consisting of two outside directors to direct this effort. On November 24, 1998, the Company engaged JPMorgan to provide an assessment of the Company's business, financial condition, business plan, strategy, progress and future prospects and to assist the Company in reviewing its strategic alternatives.

1999:

     During early 1999, members of management and the committee of outside directors held a number of meetings with senior representatives of JPMorgan in connection with its engagement. During this period, consideration was given to making a major acquisition in the consumer products area. After completing an initial due diligence review of a consumer products business, however, the Company determined not to pursue that course. Representatives of the Company also engaged in preliminary discussions with respect to the possible sale of its diagnostics and pet products businesses, but no acceptable offers were received for either business. On July 19, 1999, JPMorgan met with the committee of outside directors to review its preliminary findings. On July 21, 1999, JPMorgan met with the Board to review its findings with respect to available strategic alternatives for enhancing shareholder value. Based on its assessment of the Company's two main business segments and the overall competitive position of those businesses in their respective industries, both of which are dominated by large global competitors, the Company's relatively thin product pipeline, the lack of transforming growth opportunities and the illiquidity of its stock, JPMorgan recommended that the Board explore the possibility of a sale of the Company. After reviewing JPMorgan's findings, and with the recommendation of the committee of outside directors, the Board authorized management to explore, and prepare for, the possibility of such a transaction.

     In October 1999, after receiving positive reports from in vitro studies regarding the potential use of taurolidine for the treatment of certain types of cancer, the Board decided to defer taking any further steps toward exploring the possibility of a sale of the Company until the potential value of taurolidine could be evaluated. From October through February, animal studies of taurolidine were conducted. The Company filed an Investigational New Drug Application with the FDA allowing for taurolidine's use in human cancer studies, which was approved by the FDA on January 28, 2000. Additionally, several abstracts relating to the efficacy of taurolidine in animal cancer studies were published in scientific journals.

2000:

     Although the results of the animal studies on taurolidine were promising, the Company recognized that future efforts to develop the compound would require significant additional expenditures and that two or more years could elapse before the Company would be in a position to file for a New Drug Application with respect to taurolidine's use for cancer. Even then, there would be significant risks associated with developing, and obtaining FDA approval for marketing, the drug. At a meeting held on March 16, 2000, after consultation with its financial advisors, the Board decided to renew its steps to explore a possible sale of the Company. The Board authorized JPMorgan to contact potentially interested parties to solicit indications of interest to acquire the whole company. From May through August 2000, JPMorgan was actively involved in contacting and sending information about the Company to over 40 potential purchasers. Despite the Company's focus on selling the Company as a whole, by August 2000 JPMorgan received eight preliminary indications of interest, most of which indicated only an interest in purchasing either the Company's healthcare business or consumer products business or in specific products or brands. JPMorgan approached eight additional potentially interested purchasers in September and October 2000. By mid-October, however, only one party had indicated an interest in submitting a meaningful bid for the whole company. On October 31, 2000, the Company sent a bid package to the potential bidder indicating that its final bid was due by November 21, 2000. On the due date, no bid was received.

     At a meeting of the Board on December 5, 2000, representatives of JPMorgan reviewed the history of the unsuccessful auction for the whole company. They explained that no buyer was sufficiently interested in the two disparate businesses to be willing to make a meaningful bid for the whole company. JPMorgan discussed with the directors the possibility of a sale of the Company in two parts to separate buyers, while not foreclosing the possibility of selling the Company as an entirety if such a buyer should appear. Recognizing the tax impact a two-part sale would have on the ultimate proceeds deliverable to the Company's shareholders, JPMorgan also discussed with the Board a possible dual partnership structure aimed at minimizing the tax consequences of a two-part sale transaction. After review and consideration of JPMorgan's recommendation, the Board authorized JPMorgan and management to explore a two-part sale and also authorized JPMorgan to reapproach various financial buyers with respect to a sale of the Company as an entirety to a single buyer.

     At this time, JPMorgan approached over 25 potentially interested parties to solicit indications of interest in the Company as a whole or in either the Company's consumer products business or its healthcare business. JPMorgan discussed the proposed dual partnership structure with potentially interested purchasers, many of whom expressed concern regarding the level of complexity and the restrictions inherent in the proposed transaction structure. Only one of the potential purchasers of the healthcare business and none of the potential purchasers of the consumer products business indicated any serious interest in pursuing a transaction with such a structure. Accordingly, following receipt of preliminary indications of interest for the businesses, the discussions with potential buyers focused on an asset sale of the consumer products business followed by a merger involving the remaining healthcare business. A bid deadline for preliminary indications of interest was set for December 21, 2000. Between December 21, 2000 and December 29, 2000, JPMorgan received nine preliminary indications of interest in the consumer products business or certain consumer products brands and four indications of interest in the healthcare business or certain healthcare products. Again, there were no indications of interest relating to a purchase of the Company as a whole. Based on the levels of interest expressed in the business segments, in January 2001 the Company arranged for management presentations to interested parties and scheduled due diligence reviews.

2001:

     In late January 2001, a representative of JPMorgan notified the Company that several of the potential buyers with whom JPMorgan or its affiliate, Chase Manhattan Bank (with whom JPMorgan had merged on December 31, 2000), had historical lending relationships pre-dating the merger of the two institutions had approached JPMorgan or its affiliates to gauge their willingness to act as a lender should such buyers decide to proceed with a bid for one of the businesses. After considering this request, the Company concluded that having failed in its efforts to find a buyer for the whole Company, the best way to achieve the highest aggregate value for the businesses was to have a strong and active auction process with as many potential buyers as possible. Accordingly, it was determined that it would not be in the best interests of the Company or its shareholders to deny any seriously interested buyers access to one of the most active commercial lenders in this area, especially with respect to buyers that had historic lending relationships with JPMorgan or Chase. The Company also believed that, given JPMorgan's familiarity with the Company, the willingness of JPMorgan or its affiliates to act as lender could be taken as a positive sign and could encourage participation by potential bidders. The Company, however, recognized the potential conflict of interest, real or apparent, that could arise and took various steps to address these concerns. Initially, the Company asked that JPMorgan advise all potentially interested parties of the possibility of its acting in a lending capacity. The Company and JPMorgan also agreed that appropriate "Chinese wall" procedures would be imposed to preserve the confidentiality of Company information, including the auction process, and to confine the relationship that JPMorgan or its affiliates had with potential buyers with respect to this transaction to lending, as opposed to financial advisory services. In order to treat all bidders equally, it was also agreed that all parties would be notified that JPMorgan would be available to discuss potential financing arrangements with any party that might be interested. In addition, after the final bids were submitted on March 27, 2001, with both potential buyers for the consumer products business being financed, at least in part, by JPMorgan or its affiliates, the Board authorized the retention of Houlihan Lokey Howard & Zukin, an investment banking firm with no prior relationship to the Company or any involvement with any of the potential bidders in connection with the potential transaction, for the purpose of advising the Board with respect to valuation issues and the fairness from a financial point of view of any transaction presented to the Board.

     As a result of continuing solicitation efforts between January and February 2001, JPMorgan received four additional indications of interest, three for the healthcare business and one for the consumer products business. From mid-January through March 2001, representatives of the Company, the potential purchasers and their respective advisors met or spoke on numerous occasions to discuss the potential purchasers' interest in the Company, while various parties engaged in due diligence investigations. Written requests for bids, outlining detailed auction procedures and including draft asset purchase, merger and ancillary agreements, were distributed on February 16, 2001 to 11 potential bidders, requesting that definitive bids be submitted with contract mark-ups by March 2, 2001. To permit bidders to have enough time to evaluate this material appropriately, the deadline originally set by the Company for receiving final offers was extended to March 9, 2001. Between March 9 and March 15, 2001, the Company received three offers for the consumer products business and two offers, and a letter indicating interest in discussing an offer, for the healthcare business.

     At a March 15, 2001 meeting, JPMorgan and Sullivan & Cromwell reviewed these bids with the Board. Two bids for the consumer products business, one of which was from Armkel, were sufficiently close in price and other terms that it was decided to discuss with each bidder its offer in an effort to use the auction process to improve the price and terms of the contemplated transaction. The Armkel offer was subject to a financing condition, and the other was not. On the healthcare side, only one bidder, MCC, had submitted a fully marked-up contract and substantially completed its due diligence. Since MCC's offer price was in excess of the other bid and the expression of interest, both of which were subject to further due diligence, it was decided to begin contract negotiations with MCC, while continuing to encourage the other potential bidders to complete due diligence in order to be in a position to submit a definitive offer. After completing an initial round of negotiations, each of the interested parties was asked to re-bid by submitting its last and final offer letter by March 27, 2001.

     During this period, another potential bidder with no committed financing sent a one-page letter expressing an interest in purchasing only CPI's controlling interest in the Company at a premium to market or, alternatively, a majority of the outstanding shares in a tender offer, while leaving the remaining minority interest outstanding. Given CPI's stated interest in having all shareholders treated equally and the lack of liquidity in the market for the Company's shares that would remain outstanding, this party was told to focus on submitting a bid for the whole company. A management presentation was made to this potential bidding group, but no further due diligence was conducted and no offer was submitted by that party.

     At a meeting held on March 28, 2001, JPMorgan and Sullivan & Cromwell reviewed with the Board the various offers received. As part of its presentation, JPMorgan also provided a preliminary valuation report, which included a review of the strategic alternatives previously reviewed with the Board. As a result of the re-bids, each of MCC, Armkel and the other consumer bidder improved the price and terms of its offer, but it was clear that further negotiations were required to determine which of the two competing consumer products bidders were prepared to make the most favorable offer. The Board directed JPMorgan to seek another re-bid from each potential buyer.

     After these three bidders were asked again for their highest and final offer, the Company began negotiations with the other consumer products bidder, recognizing that certain terms of its offer, to the extent it would not agree to concede them in negotiations, could cause its bid to be less favorable than the Armkel bid. This party also requested an exclusivity agreement, which the Company rejected. After negotiations with the initial prospective consumer products purchaser, it was determined that there were material terms being insisted upon by this party, involving both price reductions and structural changes to the transaction, that made its offer less attractive than the offer proposed by Armkel. As a result, the Company contacted representatives of Armkel and, after Armkel agreed to increase its offer price, immediately renewed negotiations with Armkel for the consumer products business. As part of the negotiating process, Armkel sought an exclusivity agreement, which the Company rejected. The Company did agree to reimburse Armkel for up to $1.75 million in expenses if the Company entered into an alternative sale transaction within 90 days.

     Also during March, the private equity bidder for the consumer products business that had submitted the lowest of the three bids began to pursue a bid for the Company as a whole in partnership with a potential strategic buyer for the healthcare business. These parties were also provided with a management presentation and given access to the Company's data room. When the strategic partner withdrew from considering a joint bid, the remaining consumer products partner found a new party interested in exploring a bid for the whole Company. On April 4, 2001, the reconstituted group submitted a letter indicating a desire to buy the whole company at a price per share to the stockholders lower than the aggregate per share amount to be paid to shareholders of the Company through the combination of the then-existing consumer products and healthcare bids. Aside from price, the proposal, among other issues, was subject to a financing condition without a commitment letter with respect to funding and a due diligence period that was orally described as requiring approximately 45 days. Nevertheless, in order to encourage the group's continued interest, a draft merger agreement and disclosure letter was sent to it on April 5, 2001. A revised bid was submitted to the Company on April 8 with a mark-up of the proposed merger agreement.

     On April 5, 2001, the Board met again to be updated on negotiations and the material open matters yet to be resolved. In addition, the Board was informed of the revised bid letter to buy the whole company. Negotiations continued with all parties.

     At a meeting of the Board on April 10, 2001, the Company's financial and legal advisors briefed the Board on the status of the negotiations and the sale process, including the receipt of a revised bid relating to the purchase of the whole company. In addition, transaction issues arising from the upcoming expiration of the Company's collective bargaining agreement for the Cranbury plant, and the negotiation of a replacement agreement by the end of the month, were also described. Following review by the Board, representatives of the Company discussed terms of the revised bid for the Company as a whole with that bidding group and told them, among other things, that their price was still too low and that their requirement of a 45-day due diligence period placed them at a significant disadvantage because other bidders had completed their due diligence.

     During April, representatives of the Company separately negotiated the draft merger agreement and the draft asset purchase agreement with the respective potential buyers of the healthcare and consumer products businesses. However, given the need for the two parties to agree on indemnity provisions and various transition service arrangements and other ancillary agreements required in order to allow the businesses to operate post-closing, a meeting was held on April 6, 2001 at which the separate bidders were introduced to each other with a view toward working out the terms of the ancillary agreements. While numerous material terms were still being negotiated by the Company's representatives, the negotiations reached an impasse concerning the use of the Company's facility in Cranbury, New Jersey, which manufactured products for both businesses, regarding the appropriate allocation of costs associated with the manufacturing arrangements and uncertainty concerning the terms of the collective bargaining agreement to be negotiated. It was ultimately decided that, until the terms of the new labor contract were negotiated and ratified, no progress could be made toward resolving the various open issues among the Company, MCC and Armkel, although MCC and Armkel continued to work on the transition services agreements. MCC and Armkel again sought "exclusivity" agreements in order to continue negotiations and for reimbursement of expenses incurred in connection with the possible transaction of up to $10 million each. Both parties were again told that the Company would not grant exclusivity, but the Company agreed with each bidder to reimburse certain expenses related to the transaction up to $2.5 million, but in each case only if it were to enter into a definitive agreement with a third party for a similar transaction within 90 days of signing each agreement.

     On April 19, 2001, the Board met to review preliminary valuation analyses prepared by Houlihan Lokey and to be updated on contract negotiations. In addition, the Board was informed of the negotiations that had taken place with the bidding group for the Company as a whole, which confirmed that the group's offer price was less than the value of the transaction being negotiated with Armkel and MCC and was still subject to an extended due diligence period of approximately 45 days. In addition, the bidding group demanded, as a condition to proceeding any further, that the Company reimburse its expenses incurred in the due diligence process up to a maximum amount of approximately $3 million. Given the group's unwillingness to raise its price and the lengthy due diligence period, the Company declined to agree to pay for such expenses.

     On April 23, 2001, Mario Gabelli, a major institutional shareholder of the Company through various mutual funds, contacted a member of the Board to state his opposition to the rumored sale of the Company and to indicate his own restructuring ideas to maximize value. At the Company's request, JPMorgan met with Mr. Gabelli on April 24, 2001 to obtain further details concerning Mr. Gabelli's proposals for creating value for the Company's shareholders. Based on its meeting, JPMorgan was asked to prepare a report for the Board analyzing Mr. Gabelli's proposals as a financial alternative to the sale process. On April 26, 2001, Mr. Gabelli sent a letter to the Board to further outline his restructuring plan, which involved postponing a sale of the Company, engaging in a stock buy-back and splitting the Company into two separate public companies, accompanied by management changes, cost reductions and a review of pricing structures. At the April 26, 2001 meeting, the Board received a presentation by JPMorgan with respect to Mr. Gabelli's plan and determined that the risks involved in separating the business into two relatively small and illiquid public companies with the ultimate goal of selling each such company at a premium several years in the future did not warrant ceasing the current sale process, which was nearing completion.

     Negotiations continued among the Company, Armkel and MCC with respect to the transition services agreement and the indemnification agreement, in particular. During these negotiations, Armkel and MCC also agreed to certain changes with respect to the sale of the Company's international operations. MCC also informed representatives of the Company that, as a result of additional costs and risks associated with the transition services that had not been factored into its bid and negative sales trends that MCC believed the Company was experiencing with respect to one of its pharmaceutical products, MCC found it necessary to reduce its bid by $10 million, which represented the amount of the last increase in its bid price. MCC also continued to insist upon a condition permitting it not to close the transaction if holders of more than 10% of the outstanding shares exercised dissenters' rights. Armkel also maintained that it wanted to be reimbursed for its expenses, up to $7.5 million, if the asset transaction did not close due to a failure of a condition in the merger agreement to be satisfied. MCC also wanted a reciprocal provision in its agreement with the Company and a break-up fee of $20 million plus expenses.

     The new collective bargaining agreement for the Cranbury plant, which was acceptable to Armkel and MCC, was ratified on April 27, 2001.

     At a meeting of the Board held on April 30, the open points of the various contracts were discussed, including a proposal to respond to MCC's dissenters' rights condition, by asking CPI to agree to bear a portion of whatever risk might exist in that regard. At the request of the Board, as an alternative to the contemplated transaction, JPMorgan and Houlihan Lokey each made presentations analyzing what value for stockholders might be achieved through a piecemeal sale of the Company's various brands. After hearing each of the presentations, the Board determined that proceeding to finalize the agreements with Armkel and MCC was the best alternative available for maximizing shareholder value. However, the Board instructed its advisors to inform MCC that it would agree to a break-up fee of $15 million, but not the $10 million price reduction or Armkel's $7.5 million expense reimbursement request.

     Representatives of all of the parties continued negotiations, which also involved negotiations between CPI and the buyers, pursuant to which CPI agreed to bear a portion of the dissenters' rights risk in return for an agreement that would allow the Voting Agreements to terminate if the percentage of stockholders seeking to exercise dissenters' rights exceeded 30% of the outstanding shares. With respect to the price reduction, after being informed of the Board's position, MCC stated its unwillingness to proceed without the price reduction it sought.

     On May 1, the Board was informed of the changes to the draft asset purchase and merger agreements, including the proposed resolution of the dissenters' rights condition, and the remaining points still being negotiated. After making no progress in resolving issues relating to the price reduction or expense reimbursement, with no party willing to make any concessions, the Board, at a meeting held on May 4, authorized management and its advisors to propose a compromise on these remaining points but continued to insist that the due diligence condition be removed from the financing commitment letters. Following the Board meeting, the buyers rejected the compromise proposed by the Company and negotiations ceased, with Armkel and MCC stating that they would not go forward with the transactions without the terms they required.

     On May 5, representatives of MCC called representatives of the Company in an effort to renew discussions by offering a compromise on the open points, which was characterized as their final offer, that involved a purchase price reduction of $8 million instead of $10 million and a reduction in the expense reimbursement if the other transaction failed to $5 million for Armkel and $2.5 million for MCC. In this regard, it was noted that the $8 million price reduction was partially offset by certain tax benefits of the restructured sale of the international operations to Armkel. MCC also agreed to the lower break-up fee. Armkel also agreed that the due diligence condition would not be included in its financing commitment letter. Negotiations resumed on this basis and a Board meeting was scheduled for the afternoon of May 7 to consider the finalized agreements.

     On May 7, 2001, the Board met to consider approval of, among others, the merger agreement, the asset purchase agreement and the transactions contemplated by those agreements. After hearing presentations from its legal and financial advisors and carefully considering the matter, the Board adopted the various transaction agreements and, among other matters, approved the execution of the merger agreement, the asset purchase agreement and the transactions contemplated by those agreements.

     Following execution and delivery of transaction documents, the transaction was publicly announced on May 8, 2001.

RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE AND THE MERGER

     OUR BOARD OF DIRECTORS HAS APPROVED, BY THE UNANIMOUS VOTE OF THOSE DIRECTORS PRESENT, THE ASSET PURCHASE AGREEMENT, THE ASSET SALE, THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, AND RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE ASSET SALE AND APPROVAL OF THE MERGER AGREEMENT.

     In deciding to approve both the asset sale and the mergers and related transactions, our Board of Directors consulted extensively with our executive officers and financial and legal advisors and considered a variety of factors, including:

     - the financial condition, results of operations, businesses and prospects of the Company,

     - recognition that the Company is faced with certain fundamental structural and competitive business concerns, including the fact that:

             (1) the Company is comprised of two disparate main business lines with limited sales, marketing and research and development resources that are not well positioned to compete generally against much larger global players in the consumer products and pharmaceutical industries;

             (2) the consumer products industry is generally characterized by intense competition where price increases are hard to implement, new product development is increasingly difficult and the necessity for greater scale is exacerbated by the increasing consolidation of the major retailers for consumer products, including mass retailers, drugstore chains and supermarket companies;

             (3) the pharmaceutical industry is also characterized by a recent consolidation of manufacturing and research and development resources, globalization of the industry and escalating costs and complexity of creating and bringing new drugs to market, both in the U.S. and abroad; in addition, new technologies, such as genomics and genetic therapy, require substantial expertise and funding, while at the same time, generic drug manufacturers and over-the-counter products have intensified competition for traditional "ethical" pharmaceutical products;

             (4) the Company is highly dependent on a relatively small number of products for a significant portion of its profits; and

             (5) the Company has a thin pipeline of new products under research and development, in particular in its pharmaceutical business,

     - the lack of liquidity in the market for our shares of common stock and the fact that the transactions will provide holders with the opportunity for liquidity without the transaction costs and other effects resulting from open-market sales,

     - that during the extensive initial sale process no meaningful bids were received for the Company as a whole,

     - that the consideration to be received represented the highest price attainable after a thorough and lengthy auction process in which more than 70 potential purchasers were contacted,

     - the opinion rendered by JPMorgan regarding the fairness of the merger consideration, from a financial point of view, to the Company's shareholders,

     - the opinion rendered by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. regarding the fairness of the merger consideration, from a financial point of view, to the Company's shareholders,

     - the ability of our Board of Directors to enter into discussions with other parties in the event that superior proposals are made to the Company and to terminate the asset purchase agreement and the merger agreement upon payment of the termination fee provided for in the asset purchase agreement and the merger agreement,

     - that the alternative strategies or transactions that might be available to us would not address, and in some cases would exacerbate, the Company's fundamental business concerns and market liquidity issues; for example,

             (1) maintaining the status quo or remaining independent by engaging in a fundamental corporate restructuring of the Company, such as incurring substantial debt and distributing the proceeds to shareholders in the form of an extraordinary dividend or large share repurchase, or divesting product lines or spinning off one of its main businesses to shareholders, would not address the Company's relatively weak position in each of its industry segments, would raise significant execution risks inherent in revamping the Company's personnel and capital structure, would be costly to implement, might well exacerbate the Company's operational weaknesses by further limiting its financial flexibility and could possibly further adversely impact the trading liquidity in the Company's stock; and

             (2) in seeking to position one or both of the main businesses for further growth, given the Company's relative size and resources, there did not appear to be a meaningful opportunity to make acquisitions that would significantly enhance the Company's competitive position in either or both of its industries, and

     - that certain significant shareholders, who hold approximately 52% of our shares of common stock and approximately 83% of the voting power, have entered into the voting agreements with MCC Acquisition Holdings and Armkel, and have agreed to vote in favor of the asset sale and the mergers.

     Although the consideration to be received represents a discount of 10.1% to the closing market price of $22.59 of our common stock as of May 7, 2001 (the day before we announced the asset sale and the mergers), our Board of Directors considered this in light of the advice it received from its financial advisors that the market price of our shares of common stock may not be a reliable indicator of the fair value of the Company as a going concern because (a) as a general matter, there is a low trading volume for shares of our common stock (which suggests there is not an active market of buyers and sellers) and, (b) even though the trading volume increased during the period running from the beginning of the auction process in early April of 2000 until public announcement of the transactions, the increased trading volume in, and the run-up in the share price of, the Company's common stock beginning, in particular, after April 4, 2000 appears to coincide with market rumors of a significant transaction under consideration by the Company. The consideration to be received represents a premium of 15.15% to the closing market price of $17.63 as of April 4, 2000 (the date which immediately preceded a period of significantly increased trading volume in, and run-up in price of, the Company's common stock apparently based on the market rumors of a significant transaction under consideration by the Company); a premium of 12.4% to the closing market price of $18.06 as of March 6, 2000 (approximately one month prior to April 4, 2000); a premium of 15.15% to the closing market price of $17.63 as of January 4, 2000 (approximately 3 months prior to April 4, 2000); and a premium of 12.59% to the average closing market price of $18.03 during the period of April 3, 1999 to April 3, 2000 (the 12 months ended immediately prior to April 4, 2000).

     In considering the various factors discussed above, our Board of Directors did not assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors.

OPINION OF JPMORGAN

     Pursuant to an engagement letter dated July 21, 1999, as amended, the Company retained JPMorgan as its financial advisor in connection with the proposed transactions. At a meeting of the Board of Directors on May 7, 2001, JPMorgan rendered its oral opinion, which was subsequently confirmed in writing, that, as of that date, the consideration to be paid pursuant to the merger agreement was fair, from a financial point of view, to the Company's shareholders.


     The full text of JPMorgan's written opinion is attached as Appendix E to this proxy statement. The opinion sets forth the assumptions made, matters considered and limits on the review undertaken. JPMorgan's written opinion is addressed to the Board of Directors, is directed only to the fairness, from a financial point of view, of the consideration to be received by the Company's shareholders pursuant to the merger agreement and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the special meeting. The summary of the opinion of JPMorgan set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. We urge you to read the opinion carefully and in its entirety.


     The financial analyses summarized below include information presented in tabular format. In order to understand fully the financial analyses, the tables must be read together with the corresponding text.

Considering the data in the tables below without considering fully the corresponding text, including the description of methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of those analyses.

     In arriving at its opinion, JPMorgan:

     - reviewed the asset purchase agreement and the merger agreement;

     - reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

     - compared the proposed financial terms of the merger and the asset sale with the publicly available financial terms of certain transactions involving companies JPMorgan deemed relevant and the consideration received for such companies;

     - compared the financial and operating performance of the consumer business and the healthcare business with publicly available information concerning certain other companies JPMorgan deemed relevant and reviewed the current and historical market prices of the Company common stock and certain publicly traded securities of such other companies;

     - reviewed certain internal financial analyses and forecasts prepared by the Company's management relating to its respective businesses, including the healthcare business and the consumer business;

     - reviewed the Company's audited financial statements for the fiscal years ended March 31, 1997, 1998, 1999 and 2000 and its unaudited financial statements for the period ended December 31, 2000;

     - reviewed certain internal unaudited income statements for the Company's operating divisions for the fiscal year ended March 31, 2001;

     - reviewed audited combined statements of earnings for the consumer business for the fiscal years ended March 31, 1999 and 2000, audited combined balance sheets for the consumer business for the fiscal year ended March 31, 2000, unaudited combined statements of earnings and combined balance sheets for the consumer business for the period ended December 31, 2000;

     - reviewed audited combined statements of earnings for the healthcare business for the fiscal years ended March 31, 1999 and 2000, audited combined balance sheets for the healthcare business for the fiscal year ended March 31, 2000, unaudited combined statements of earnings and combined balance sheets for the healthcare business for the period ended December 31, 2000; and

     - performed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

     JPMorgan also held discussions with members of the Company's management with respect to some aspects of the merger and the asset sale, the Company's past and current business operations, financial condition and future prospects and operations and certain other matters JPMorgan believed necessary or appropriate to its inquiry. JPMorgan also took into account its efforts and discussions on the Company's behalf with third parties with respect to those third parties' potential interest in acquiring all or part of the Company, including the healthcare business and the consumer business.

     JPMorgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by the Company or otherwise reviewed by JPMorgan. JPMorgan has not assumed any responsibility or liability for that information. JPMorgan has not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to it. In relying on financial analyses and forecasts provided to it, JPMorgan assumed that those analyses and forecasts had been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of the Company's operations and financial condition. JPMorgan assumed that the asset sale and the merger will have the tax consequences described in discussions with, and materials furnished to JPMorgan by, representatives of the Company, and that the other transactions contemplated by the asset purchase agreement and the merger agreement will be consummated as described in those agreements. JPMorgan also assumed that the Company's representations and warranties set forth in the asset purchase agreement and merger agreement were true and correct as of the date of the opinion. JPMorgan relied upon the advice of counsel as to all legal matters relevant to rendering its opinion.

     JPMorgan's opinion is based on economic, market and other conditions as in effect on, and the information made available to JPMorgan as of, the date of the opinion. Subsequent developments may affect the opinion, and JPMorgan does not have any obligation to update, revise, or reaffirm the opinion. The opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the Company's shareholders in the merger.

     In accordance with customary investment banking practice, JPMorgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses used by JPMorgan in providing its opinion. We have presented some of the summaries of financial analyses in tabular format. In order to understand the financial analyses used by JPMorgan more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of JPMorgan's financial analyses.

  Comparable Trading Multiples

     Using publicly available information, JPMorgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which JPMorgan judged to be analogous to the Company's consumer business. These companies were selected, among other reasons, because of their operational, organizational and overall business similarities with the consumer business, although none of them was the same as the consumer business. The selected companies were:

     - Alberto-Culver Company;

     - The Dial Corporation;

     - Church & Dwight Co., Inc.;

     - Playtex Products, Inc.; and

     - Revlon, Inc.

     JPMorgan analyzed the multiples represented by the firm value of these companies (calculated by adding their net debt to their equity value) compared to their estimated 2002 EBITDA and other financial measures based on publicly available equity research. The results of JPMorgan's analysis is summarized in the following table:

          COMPARABLE CONSUMER COMPANIES

                                                                                             FIRM VALUE/
                                              5/3/01           MARKET                         PROJECTED
COMPANY                                     STOCK PRICE    CAPITALIZATION     FIRM VALUE     2002 EBITDA
-------                                     -----------    --------------    ------------    -----------
                                                            ($ MILLIONS)     ($ MILLIONS)
Alberto-Culver............................     41.19           2,239            2,465           9.8x
Dial......................................     13.10           1,243            1,831           9.3
Church & Dwight...........................     24.14             949              958           8.1
Playtex...................................      9.47             577            1,577           8.4
Revlon....................................      7.00             360            1,897            NA
Median....................................                                                      8.9x

     Based on firm value over estimated 2002 EBITDA multiples ranging from 7.9x to 9.9x (selected with reference to the median multiple) for the comparable consumer companies and the estimated 2002 EBITDA of the consumer business (including unallocated corporate general and administrative expenses), JPMorgan calculated an implied equity value for the consumer business of between $563 and $706 million.

     JPMorgan then compared selected financial data of the Company with similar data for three groups of selected publicly traded companies with businesses JPMorgan judged to be analogous, although not identical, to the Company's healthcare business: a "specialty pharmaceuticals" group, a "generics" group and a "mid-cap European pharmaceuticals" group.

     The selected companies in the specialty pharmaceuticals group were:

     - Akorn, Inc.;

     - Axcan Pharma Inc.;

     - ICN Pharmaceuticals, Inc.;

     - KOS Pharmaceuticals, Inc.;

     - KV Pharmaceutical Company; and

     - Medicis Pharmaceutical Corporation.

     The selected companies in the generics group were:

     - Alpharma Inc.;

     - Barr Laboratories, Inc.;

     - Ivax Corporation;

     - Mylan Laboratories Inc.;

     - Teva Pharmaceutical Industries Limited; and

     - Watson Pharmaceuticals, Inc.

     The selected companies in the mid-cap European pharmaceuticals group were:

     - Altana AG;

     - Merck KGaA;

     - Schwarz Pharma AG; and

     - Recordati S.p.A.

     JPMorgan analyzed the multiples represented by the firm value for each of these companies compared to their estimated 2002 EBITDA and other financial measures based on publicly available equity research. The results of JPMorgan's analysis is summarized in the following table:

          COMPARABLE HEALTHCARE COMPANIES

                                                                                             FIRM VALUE/
                                              5/3/01           MARKET                         PROJECTED
COMPANY                                     STOCK PRICE    CAPITALIZATION     FIRM VALUE     2002 EBITDA
-------                                     -----------    --------------    ------------    -----------
                                                ($)         ($ MILLIONS)     ($ MILLIONS)
Specialty pharmaceuticals
Akorn.....................................      2.94              57              103            6.8x
Axcan Pharma..............................     11.10             389              425           12.5
ICN.......................................     26.20           2,178            2,544            7.8
KOS Pharma................................     18.57             407              474             NM
KV Pharmaceutical.........................     22.00             719              732           12.0
Medicis...................................     49.50           1,616            1,308           16.2
Median....................................                                                      12.0x

                                                                                             FIRM VALUE/
                                              5/3/01           MARKET                         PROJECTED
COMPANY                                     STOCK PRICE    CAPITALIZATION     FIRM VALUE     2002 EBITDA
-------                                     -----------    --------------    ------------    -----------
                                                ($)         ($ MILLIONS)     ($ MILLIONS)
Generics
Alpharma..................................     23.25             938            1,390            5.3x
Barr Labs.................................     56.77           2,115            1,948           12.7
Ivax......................................     36.11           6,021            6,027           18.9
Mylan.....................................     26.10           3,296            3,134           11.0
Teva......................................     54.76           7,113            7,845           17.9
Watson....................................     47.65           5,171            5,470           10.0
Median....................................                                                      11.9x

Mid-cap European pharmaceuticals
Altana....................................    120.19           4,719            4,373           10.6x
Merck KgaA................................     36.95           6,355            8,982            8.3
Schwarz Pharma............................     22.70             512              604            7.2
Recordati.................................     11.37             567              681            9.4
Median....................................                                                       8.9x

     Based on firm value over estimated 2002 EBITDA multiples of 6.8x to 9.4x for the selected healthcare companies with comparable projected growth rates and of comparable size, and the estimated 2002 EBITDA of the healthcare business (including unallocated corporate general and administrative expenses), JPMorgan calculated an implied equity value for the healthcare business of between $272 and $376 million.

     Based on these calculations, and taking into account the Company's net debt, JPMorgan calculated an implied equity value of the Company as a whole of between $989 and $1,236 million, and an implied equity value per share of the Company stock of between $19.56 and $24.43.

     It should be noted that none of the companies considered in the analysis above is identical to either the consumer business, the healthcare business or the Company as a whole.

  Comparable Transaction Analysis

     JPMorgan reviewed certain publicly-available financial information related to the multiples implied by certain financial data of acquired companies that JPMorgan judged to be analogous to the consumer business. Those companies were acquired in the following transactions:

          TRANSACTION ANALYSIS -- CONSUMER BUSINESS

                                                                                                FIRM VALUE/
DATE    ACQUIROR                  TARGET                                          FIRM VALUE     LTM SALES
----    --------                  ------                                         ------------   -----------
                                                                                 ($ MILLIONS)
Feb-01  International             Hungry Jack/Pillsbury Baking (General Mills)       305            0.7x
        Multifoods
Dec-00  Vestar                    Michael Foods                                      800            0.7
Nov-00  Hershey Foods             Breath Savers (Nabisco)                            135            0.5
Feb-00  L'Oreal                   Carson                                             216            1.3
Feb-99  J.W. Childs               American Safety Razor (Jordan Company)             298            1.0
Jul-98  Henkel                    DEP                                                 88            0.8

                                                                                                FIRM VALUE/
DATE    ACQUIROR                  TARGET                                          FIRM VALUE     LTM SALES
----    --------                  ------                                         ------------   -----------
                                                                                 ($ MILLIONS)
Feb-98  Chattem                   Ban antiperspirant                                 165            1.7
Jan-98  Clayton Dubilier & Rice   Jafra Cosmetics (Gillette)                         200            0.9
Dec-97  Reckitt & Colman          Dow brands (SC Johnson)                            160            1.2
Feb-96  Unilever NV               Helene Curtis                                      871            0.7
Oct-95  Alberto Culver            St. Ives Laboratories                              112            0.7
Jan-95  Playtex                   Woolite (Reckitt & Colman)                          30            0.9
Jun-93  Sara Lee                  SmithKline Beecham (bath & body)                   321            1.3
Median                                                                                              0.9x

     Based on a multiple range of firm value over estimated sales for the last twelve months of between 0.8x and 1.0x implied by the median multiple in such transactions and the estimated 2001 net sales for the consumer business, JPMorgan calculated an implied equity value for the consumer business of between $432 and $540 million.

     JPMorgan then reviewed certain publicly-available financial information related to the multiples implied by certain financial data of three groups of acquired companies that JPMorgan judged to be analogous to the healthcare business: a "comparable size, comparable growth rates" group, a "comparable size, higher growth rates" group and an "other mid-cap pharmaceuticals" group. Those companies were acquired in the following transactions:

          TRANSACTION ANALYSIS -- HEALTHCARE BUSINESS

                                                                                             FIRM VALUE/
DATE     ACQUIROR                           TARGET                             FIRM VALUE     LTM EBIT
----     --------                           ------                            ------------   -----------
                                                                              ($ MILLIONS)
Comparable size; comparable growth rates
Nov-99   Celltech Chiroscience              Medeva                                1,076         12.0
May-99   Nordic Capital                     Nycomed Pharma                          556         10.5
May-98   Alpharma                           Cox Pharmaceuticals                     198           NA
Jun-97   Kelso                              Endo Pharmaceuticals                    262          7.5
Nov-94   BASF AG                            Boots Co. (prescription drugs)        1,349          8.3
         Median                                                                                  9.4x

Comparable size; higher growth rates
Sep-00   Elan Corp PLC                      Dura Pharmaceuticals, Inc.            1,870           NM
Jul-00   King Pharmaceuticals, Inc.         Jones Pharmaceutical, Inc.            3,306         32.9
May-00   Watson Pharmaceuticals, Inc.       Schein Pharmaceutical, Inc.             905         30.2
May-00   Galen Holdings PLC                 Warner Chilcott PLC                     532           NM
Aug-99   Teva Pharmaceutical USA, Inc.      Copley Pharmaceutical                   188         21.5
Jul-99   Shire Pharmaceuticals Group PLC    Roberts Pharmaceuticals, Inc.         1,118         26.7
         Median                                                                                 28.4x

Other mid-cap pharmaceutical transactions
Dec-00   Abbott Laboratories                Knoll Pharmaceuticals (BASF)          6,900           NA
Jun-97   Rhone-Poulenc                      Rhone-Poulenc Rorer                  16,015         23.1
Jun-97   Roche Holdings                     Corange (excluding DePuy)             8,517         25.3
Aug-95   Rhone-Poulenc                      Fisons                                3,395         25.1
Feb-95   Hoechst AG                         Marion Merrell Dow, Inc.              6,534         11.3
Jan-95   Glaxo PLC                          Wellcome PLC                         13,310         12.1
Aug-94   American Home Products             American Cyanamid                     9,708         20.8
May-94   Roche Holdings                     Syntex Corp                           5,130         10.1
         Median                                                                                 20.8x

     Based on a multiple range of firm value over estimated EBIT for the last twelve months of between 8.3x and 12.0x implied in transactions involving comparably-sized companies with comparable growth rates and the estimated 2001 EBIT for the healthcare business (including corporate general and administrative expenses), JPMorgan calculated an implied equity value for the healthcare business of between $261 and $377 million.


     Based on these calculations, and taking into account the Company's net debt, JPMorgan calculated an implied equity value for the Company as a whole of between $803 and $1,072 million, and an implied equity value per share of the Company stock of between $16.70 and $21.18.

     It should be noted that none of the companies considered in the analysis above is identical to either the consumer business, the healthcare business or the Company as a whole, and that none of the transactions considered was identical to the merger.

  Discounted Cash Flow Analysis

     JPMorgan conducted a discounted cash flow analysis for the purpose of estimating the equity value per share of the Company's stock. JPMorgan calculated the unlevered free cash flows that the Company is expected to generate during fiscal years 2002 through 2009 based upon financial projections prepared by the Company's management. JPMorgan also calculated a range of terminal values at the end of the forecast period ending 2009 based on the final year sales and estimated sales growth for subsequent years of 1% to 3%. The unlevered free cash flows and the range of terminal values were then discounted to present values using (i) a range of discount rates from 8% to 10% with respect to the unlevered free cash flow generated by the consumer business and the unallocated corporate general and administrative expenses and (ii) a range of discount rates from 10% to 12% with respect to the unlevered free cash flow generated by the healthcare business. JPMorgan chose these ranges based upon an analysis of the Company's weighted average cost of capital. Excluding unallocated corporate general and administrative expenses, the discounted cash flow analysis indicated an implied equity value of between $596 and $931 million for the consumer business and between $478 and $692 million for the healthcare business. Including unallocated corporate general and administrative expenses and net debt, the discounted cash flow analysis indicated an implied equity value for the Company as a whole of between $821 and $1,161 million, or between $16.82 and $22.95 per share of the Company stock.

  Leveraged Buyout Analysis

     Using management projections, JPMorgan calculated potential returns to equity investors in connection with a hypothetical leveraged acquisition of the Company. For purposes of this analysis, JPMorgan assumed that a transaction would be completed on March 31, 2001, that the Company could support maximum total debt of approximately $487 million (equal to 4.5x 2001 EBITDA), that the minimum equity necessary to complete a buyout would have to be at least 20% of the total capitalization and that the exit multiple of firm value over estimated 2006 EBITDA would be equal to the entry multiple of firm value over estimated 2001 EBITDA implied by the purchase price in a hypothetical leveraged acquisition. JPMorgan determined the range of minimal initial common equity investment assuming an acquisition of all stock of the Company at prices ranging from $14 per share to $17 per share assuming such capital structure constraints. JPMorgan calculated the free cash flows available for annual debt reduction assuming approximately $487 million in beginning debt and calculated the estimated debt outstanding on March 31, 2006 assuming that such annual cash flows would be used to reduce outstanding debt. JPMorgan then calculated potential firm values for the Company at such time assuming a range of exit firm values to 2006 EBITDA multiples of 5.2x to 6.5x and a range of synergies from zero to $40 million per year (taking into account costs associated with generating those synergies). Finally, JPMorgan determined the implied equity values on March 31, 2006 based on the estimated firm values and projected debt outstanding at such time and calculated the implied returns (determined as internal rates of return) to minimum initial equity invested on March 31, 2001. JPMorgan noted that, assuming a $15.16 per share acquisition price and a 5.7x 2006 EBITDA firm value exit multiple, the implied return to equity would be approximately 30%.

     Based on this analysis, JPMorgan established a reference range of $16.70 per share to $14.32 per share, which implied a range of annual returns to equity in leveraged buyout transactions using these assumptions of approximately 25% to 35%.

     The summary set forth above does not purport to be a complete description of the analyses or data presented by JPMorgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JPMorgan believes that the summary set forth above and their analyses must be considered as a whole and that selecting portions of it, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. JPMorgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which JPMorgan based its analyses are set forth above under the description of each such analysis. JPMorgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, JPMorgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses could actually be bought or sold.

     As a part of its investment banking business, JPMorgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. JPMorgan was selected to deliver an opinion to the Board of Directors with respect to the merger on the basis of such experience and its familiarity with the Company.

     Pursuant to the engagement letter, the Company paid JPMorgan an engagement fee of $250,000 for its services as financial advisor. The Company paid JPMorgan a fee of $1,000,000 upon the announcement of the transaction. JPMorgan will receive an additional fee of approximately $6.5 million, less the engagement fee and the announcement fee, if the merger is consummated. In addition, the Company has agreed to reimburse JPMorgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JPMorgan against certain liabilities, including liabilities arising under the federal securities laws.

     JPMorgan has advised the Company that affiliates of J.P. Morgan Chase & Co., JPMorgan's parent company, may from time to time perform certain financial advisory and other commercial and investment banking services for the Company, CPI Development Corporation, Armkel, LLC, Church & Dwight Co., Inc., Kelso & Company, L.P., MCC Acquisition Holdings Corporation, MedPointe Capital Partners, L.L.C., The Carlyle Group and The Cypress Group L.L.C., for which they would receive customary compensation. Specifically, as has been discussed with the Board of Directors, affiliates of J.P. Morgan Chase & Co. intend to arrange and provide financing to Armkel in connection with the asset sale and may arrange or provide financing to MCC Acquisition Holdings Corporation in connection with the merger, for which services those affiliates would receive customary compensation. In addition, affiliates of J.P. Morgan Chase & Co. acted as exclusive financial advisor to Church & Dwight Co., Inc. in its recently announced proposed acquisition of USA Detergents, Inc. In the ordinary course of JPMorgan's businesses, it and its affiliates may actively trade the debt and equity securities of the Company, Church & Dwight Co., Inc., Kelso & Company, L.P., The Carlyle Group and The Cypress Group L.L.C., or affiliates of those companies for their own accounts or for the accounts of their customers and, accordingly, they may at any time hold long or short positions in those securities.

OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Accordingly, while the following is a brief summary and general description of the valuation methodologies utilized by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey" hereinafter), it does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by Houlihan Lokey, nor a complete description of its presentation to the Board of Directors of the Company. Houlihan Lokey believes, and so advised the Company Board of Directors, that its analyses must be considered as a whole, and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete or inaccurate view of the process underlying its analyses and opinions.


     The Company retained Houlihan Lokey to render an opinion to be addressed to the Board of Directors of the Company, as to the fairness, from a financial point of view, of the transactions to the holders of the Company common stock. At the May 7, 2001 meeting of the Board of Directors, Houlihan Lokey presented its analysis as hereinafter described, and on May 7, 2001 also delivered its written opinion that, as of such date and based on the matters described therein, the consideration to be received by holders of the Company common stock in connection with the transactions is fair to them from a financial point of view. The complete text of Houlihan Lokey's opinion is attached hereto as Appendix F. The summary of the opinion set forth below is qualified in its entirety by reference to the full text of such opinion. The holders of the Company common stock are urged to read such opinion carefully in its entirety for a description of the procedures followed, the factors considered and the assumptions made by Houlihan Lokey.


     The financial analyses summarized below include information presented in tabular format. In order to understand fully the financial analyses, the tables must be read together with the corresponding text. Considering the data in the tables below without considering fully the corresponding text, including the description of methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of those analyses.

     Houlihan Lokey's opinion to the Board of Directors addresses only the fairness, from a financial point of view, of the transactions, and does not constitute a recommendation to the stockholders as to how any stockholder should vote at the special meeting. Houlihan Lokey has not been requested to, and did not, solicit third party indications of interest in acquiring all or part of the Company. The consideration in the transactions was arrived at by negotiation between the Company, Armkel, MCC and the investors in such entities.

     In connection with the preparation of its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey: (i) reviewed the Company's annual reports to shareholders and Form 10-K for the fiscal years ended March 31, 1996, 1997, 1998, 1999, and 2000, and interim financial statements subsequent to March 31, 2000, (ii) reviewed the March 31, 1999 and 2000 audited financial statements, and December 31, 2000 unaudited financial statements for the Company's consumer products and pharmaceuticals divisions, (iii) reviewed the March 31, 2001 internally prepared financial statements for the Company's consumer products and healthcare divisions, (iv) reviewed the Asset Purchase Agreement dated May 7, 2001, (v) reviewed the Asset Purchase Agreement Disclosure Letter dated May 7, 2001, (vi) reviewed the Agreement and Plan of Merger dated May 7, 2001, (vii) reviewed the Merger Agreement Company Disclosure Letter dated May 7, 2001, (viii) reviewed a commitment letter from Bankers Trust Company, The Chase Manhattan Bank and JPMorgan to Armkel, LLC, Kelso & Company L.P., and Church & Dwight Co., Inc. dated May 7, 2001, (ix) reviewed a commitment letter dated May 5, 2001 from Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. to MCC, MCC Acquisition Sub Corporation, and MCC Merger Sub Corporation, (x) spoke with management of the Company and its financial advisor regarding the auction process and reviewed the various offer letters received by the Company in connection with the auction process, (xi) spoke with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and its consumer products and healthcare businesses, (xii) reviewed certain internally prepared financial analyses and forecasts prepared by the Company's management with respect to the Company and its consumer products and healthcare businesses for the years ending March 31, 2001 through 2009, (xiii) reviewed certain publicly available financial data, including current and historical equity trading prices for the Company and for certain companies that Houlihan Lokey deemed comparable to the Company's consumer products divisions, its healthcare division, and publicly available prices and premiums or discounts paid in transactions that Houlihan Lokey considered similar to the asset sale and the merger, and (xiv) conducted such other studies, analyses and inquiries as it deemed appropriate in connection with the issuance of its opinion.

     In assessing the fairness, from a financial point of view, of the transactions to the holders of the Company common stock, Houlihan Lokey, in particular, (i) reviewed the historical trading prices and volume for the Company's common stock, and (ii) using widely accepted valuation methodologies, independently valued the Company and each of the Company's two major divisions, the consumer products division and the healthcare division.

     The following is a brief summary of the material financial analyses performed and factors considered by Houlihan Lokey in valuing the Company common stock.

     ASSESSMENT OF THE COMPANY'S PUBLIC SECURITIES PRICE. As part of its analysis, Houlihan Lokey analyzed the float and trading volume of the Company's common stock. The Company has experienced a significant increase in trading volume and price over the last twelve months apparently related to takeover speculation. To account for the apparent temporary increase in trading price and volume, Houlihan Lokey also analyzed the average daily trading volume of such stock for the 90 days ended March 31, 2000. Houlihan Lokey also compared the Company's common stock float and trading volume to those of certain comparable consumer products companies and healthcare companies. These companies include:

     - Alberto-Culver Co.
     - Dial Corp.
     - Nu Skin Enterprises, Inc.
     - Revlon, Inc.
     - Barr Laboratories Inc.
     - Mylan Laboratories Inc.
     - Akorn Inc.
     - ICN Pharmaceuticals Inc.
     - KOS Pharmaceuticals Inc.
     - Medicis Pharmaceutical Corp.
     - Church & Dwight Co., Inc.
     - Elizabeth Arden, Inc.
     - Playtex Products, Inc.
     - Alpharma Inc.
     - IVAX Corp.
     - Watson Pharmaceuticals Inc.
     - Axcan Pharma Inc.
     - King Pharmaceuticals Inc.
     - K-V Pharmaceutical Co.

     Houlihan Lokey calculated the ratio of the Company's average daily volume (over the most recent 90 days) for its publicly traded securities to its float and total shares outstanding. Houlihan Lokey then compared the Company's financial ratios to those of comparable publicly traded companies. The table below outlines the liquidity statistics of the Company's securities and the above-referenced comparable companies.

                                            PUBLIC FLOAT/      AVERAGE DAILY VOLUME/   AVERAGE DAILY VOLUME/
                                          SHARES OUTSTANDING       PUBLIC FLOAT         SHARES OUTSTANDING
                                          ------------------   ---------------------   ---------------------
Alberto-Culver Co. .....................         55.1%                 0.72%                   0.39%
Church & Dwight Co., Inc. ..............         96.1%                 0.33%                   0.32%
Dial Corp. .............................         99.6%                 0.34%                   0.33%
Elizabeth Arden, Inc. ..................         56.4%                 2.06%                   1.16%
Nu Skin Enterprises, Inc. ..............         51.8%                 0.40%                   0.21%
Playtex Products, Inc. .................         66.7%                 0.25%                   0.16%
Revlon, Inc. ...........................         45.1%                 0.65%                   0.29%
Alpharma Inc. ..........................         98.7%                 2.06%                   2.04%
Barr Laboratories Inc. .................         56.9%                 2.34%                   1.33%
IVAX Corp. .............................         92.5%                 0.58%                   0.54%
Mylan Laboratories Inc. ................         97.1%                 0.52%                   0.51%
Watson Pharmaceuticals Inc. ............         91.4%                 0.83%                   0.76%
Akorn Inc. .............................         72.5%                 0.76%                   0.55%
Axcan Pharma Inc. ......................         88.8%                 0.11%                   0.09%
ICN Pharmaceuticals Inc. ...............         93.5%                 0.75%                   0.70%
King Pharmaceuticals Inc. ..............         75.2%                 0.92%                   0.69%
KOS Pharmaceuticals Inc. ...............          1.7%                   --                    0.23%
K-V Pharmaceutical Co. .................         75.2%                 0.45%                   0.33%
Medicis Pharmaceutical Corp. ...........         95.5%                 0.90%                   0.86%

High....................................         99.6%                 2.34%                   2.04%
Low.....................................          1.7%                 0.11%                   0.09%
Mean....................................         74.2%                 0.83%                   0.60%
Median..................................         75.2%                 0.69%                   0.51%
Carter-Wallace (5/03/01)................         27.4%                 0.78%                   0.21%
Carter-Wallace (3/31/00)................         27.4%                 0.38%                   0.10%

     Based on this analysis, Houlihan Lokey concluded that the Company's common stock currently trades with similar volume relative to comparable public companies and currently has a similar float compared to comparable public consumer product and healthcare companies (as a percent of shares outstanding), but historically traded with less volume relative to comparable public consumer product and healthcare companies and historically had a smaller float relative to comparable public consumer product and healthcare companies. Houlihan Lokey further noted that the Company's publicly traded securities do not receive any coverage from nationally recognized investment banking equity analysts. As a result of the foregoing analysis, Houlihan Lokey concluded that, based on the relative illiquidity and trading pattern in the stock, the then current stock price was not likely to reflect the unaffected trading value of the Company common stock.

     As an additional analysis of the recent change in trading pattern, Houlihan Lokey analyzed the Company's stock price performance relative to the comparable companies on a pro forma basis. This analysis included a pro forma analysis of the Company's common stock price for the period from April 4, 2000 (the date which immediately preceded a period of significantly increased trading volume in, and run-up in price of, the Company's common stock -- apparently based on market rumors of a significant transaction under consideration by the Company) on the assumption that it matched the median performance of various composite indices: the S&P 500, the consumer composite, and healthcare composite. The analysis used, as a starting point, a price of $18.24 for the Company common stock which represents the average of (i) the

30-day average trading prices ($18.16), (ii) the 60-day average trading prices ($18.34), and (iii) the 90-day average trading prices ($18.22) of the Company's common stock prior to April 4, 2000. This pro forma analysis produced indications of current trading prices for the Company's common stock ranging from $14.90 per share (using the S&P 500 composite), $20.55 per share (using the consumer composite), and $22.81 per share (using the healthcare composite). Houlihan Lokey noted that the above analysis is a straight application of indexed composites and does not take into account any risk-adjusted multiples.

     Houlihan Lokey completed an independent valuation of the Company's common stock using the market multiple, the discounted cash flow, and the comparable transaction approaches, on both a combined and a segmented basis.

     MARKET MULTIPLE APPROACH. The first approach, the market multiple approach, involved the multiplication of revenue and cash flow measures by appropriate risk-adjusted multiples. Multiples were determined through an analysis of certain publicly traded companies, selected on the basis of operational and economic similarity with the principal business operations of the Company for the consumer products and healthcare divisions for the segmented basis. Revenue and cash flow multiples were calculated for the comparative companies based upon daily trading prices. A comparative risk analysis among the Company, its consumer products and healthcare divisions, and certain public companies formed the basis for the selection of appropriate risk-adjusted multiples for each, respectively. The risk analysis incorporated both quantitative and qualitative risk factors, which relate to, among other things, the nature of the industry in which each of the Company, its consumer products and healthcare divisions, and the other comparative companies were engaged. The market multiple approach yielded an equity value in the range of $827.0 million to $950.0 million on a segmented basis, and $904.0 million to $994.0 million on a combined basis. The market multiple approach yielded an equity value in the range of $16.62 to $19.09 per share on a segmented basis, and $17.87 to $19.65 per share on a combined basis. The consideration to be received by the Company's shareholders pursuant to the transactions of $20.30 per share represents an 11.9% premium to the midpoint of Houlihan Lokey's expected unaffected trading value of shares of the Company common stock.

     For purposes of such analysis, Houlihan Lokey selected seven publicly traded, domestic companies involved in the manufacturing and sales of branded consumer products for the consumer products division, and twelve healthcare companies for the healthcare division. Houlihan Lokey recognized that there were no publicly available comparable companies with operations and business segments that are similar to the Company on a combined basis, so it considered all nineteen comparable companies for the combined analysis, with more weight given to the consumer products segment due to the fact that the larger percentage of the Company's operations is in that area. The consumer products companies include:

     - Alberto-Culver Co.

     - Dial Corp.

     - Nu Skin Enterprises, Inc.

     - Revlon, Inc.

     - Church & Dwight Co., Inc.

     - Elizabeth Arden, Inc.

     - Playtex Products, Inc.

     The healthcare companies include:

     - Alpharma Inc.

     - IVAX Corp.

     - Watson Pharmaceuticals Inc.

     - Axcan Pharma Inc.

     - King Pharmaceuticals Inc.

     - K-V Pharmaceutical Co.

     - Barr Laboratories Inc.

     - Mylan Laboratories Inc.

     - Akorn Inc.

     - ICN Pharmaceuticals Inc.

     - KOS Pharmaceuticals Inc.

     - Medicis Pharmaceutical Corp.

     The following table reflects the resulting revenue multiples for the comparable companies and for the Company (in millions, except per share):

          MARKET MULTIPLE APPROACH

                                                 UNALLOCATED
                             ENTERPRISE VALUE  GENERAL & ADMIN.  NET CASH   EQUITY VALUE     PER SHARE
                             ----------------  ----------------  --------   ------------  ---------------
SEGMENT:
Consumer Products..........    $580 - $670
Healthcare.................    $400 - $480
                             ----------------
                              $980 - $1,150      $292 - $339       $139     $827 - $950   $16.62 - $19.09
Combined Basis.............    $750 - $840            NA           $154     $904 - $994   $17.87 - $19.65

  Discounted Cash Flow Approach

     In the second approach, the discounted cash flow analysis, Houlihan Lokey used financial projections prepared by management of the Company. The present value of the cash flows and the terminal value were determined using a risk-adjusted rate of return or "discount rate." The discount rate, in turn, was developed through an analysis of rates of return on alternative investment opportunities on investments in companies with similar risk characteristics to the entity being valued. The discount rate is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. Houlihan Lokey utilized discount rates ranging from 11.0% to 13.0% for the Company on a combined basis, from 12.0% to 14.0% for the consumer products division and from 14.0% to 16.0% for the healthcare division. Houlihan Lokey utilized terminal multiples ranging from 7.0x to 8.0x for the company on a combined basis, from 7.5x to 8.5x for the consumer products division and from 7.5x to 8.5x for the healthcare division. A terminal multiple is a number which is multiplied by the EBITDA of the business or company in the last year of the projections (in this case 2005) supplied by the company's management. The discounted cash flow approach yielded an equity value in the range of $985.0 million to $1.135 billion on a combined basis, and $816.0 million to $956.0 million on a segmented basis. The discounted cash flow approach yielded an equity value in the range of $19.47 to $22.43 per share on a combined basis, and $16.11 to $18.87 per share on a segmented basis. Capital gains taxes of $160.0 million, or $3.16 per share, were netted out of the segmented approach but not the combined approach due to the assumption that no taxes would be payable in the event of a sale of the Company in its entirety. The discounted cash flow results are summarized below (in millions, except per share).

          DISCOUNTED CASH FLOW APPROACH

                                               UNALLOCATED
SEGMENT:                   ENTERPRISE VALUE  GENERAL & ADMIN.  NET CASH   EQUITY VALUE      PER SHARE
--------                   ----------------  ----------------  --------   -------------  ---------------
Consumer Products........    $640 - $750
Healthcare...............    $490 - $580
                           ----------------
                           $1,130 - $1,330     $310 - $370       $ (4)    $816 - $ 956   $16.11 - $18.87
Combined Basis...........    $830 - $980            NA           $155     $985 - $1,135  $19.47 - $22.43

  Comparable Transaction Approach

     The comparable transaction approach involved multiples of revenue and cash flow similar to the market multiple approach. Multiples analyzed in this approach involved controlling interest transactions for companies with operations similar in some manner to operations of the business being valued. For purposes of this analysis, Houlihan Lokey analyzed twenty-four completed transactions and one pending transaction in the consumer products industry between January 1, 1996 and April 30, 2001, and seventeen completed transactions in the healthcare industry between January 1, 1998 and April 30, 2001. Of these transactions, Houlihan Lokey identified, based on, among other things, similar margins and product lines of the entities being purchased, eleven consumer products transactions and six healthcare transactions as being most relevant for purposes of the underlying analysis.

     The comparable transaction approach yielded an equity value in the range of $1.175 billion to $1.315 billion on a combined basis, and $956.0 million to $1.066 billion on a segmented basis. The comparable transaction approach yielded an equity value in the range of $23.22 to $25.99 per share on a combined basis, and $18.89 to $21.07 per share on a segmented basis. Capital gains taxes of $160.0 million, or $3.16 per share, were netted out of the segmented approach but not the combined approach due to the assumption that no taxes would be payable in the event of a sale of the Company in its entirety. Houlihan Lokey further noted that it considered, but did not give weight to, the theoretical value of the Company on a combined basis without tax liability on the basis that the long and thorough auction process conducted by JPMorgan, wherein no willing buyer emerged for the Company as an entirety, made the analysis largely theoretical. The consideration in the transactions of $20.30 per share is slightly below the midpoint of the controlling interest value of the Company common stock, as determined by Houlihan Lokey.

          COMPARABLE TRANSACTION APPROACH

                                              UNALLOCATED
SEGMENT:                  ENTERPRISE VALUE  GENERAL & ADMIN.   NET CASH     EQUITY VALUE       PER SHARE
--------                  ----------------  ----------------  ----------   ---------------  ---------------
                             (MILLIONS)        (MILLIONS)     (MILLIONS)     (MILLIONS)
Consumer Products.......    $680 - $760
Healthcare..............    $590 - $680
                          ----------------
                          $1,270 - $1,440     $310 - $370        $ (4)     $ 956 - $1,066   $18.89 - $21.07
Combined Basis..........  $1,020 - $1,160          NA            $155      $1,175 - $1,315  $23.22 - $25.99

     In determining whether the consideration to be received by the Company's shareholders in connection with the transactions is fair, from a financial point of view, Houlihan Lokey gave consideration to, among other factors, (i) the actual and expected trading value of the Company's common stock on an unaffected basis, (ii) the controlling interest value of the Company, and (iii) comparable transactions, taking into account the transaction structuring limitations resulting from the disparate nature of the Company's operations.

     After consideration of these factors and the analysis outlined herein, it is Houlihan Lokey's opinion, as of the date of its issuance, that the consideration to be received by the Company's shareholders in connection with the transactions is fair, from a financial point of view.

     Houlihan Lokey has relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business, operations or prospects of the Company since the date of the most recent financial statements made available to it.

     Houlihan Lokey did not independently verify the accuracy and completeness of the information supplied to it with respect to the Company and does not assume any responsibility with respect to such information. Houlihan Lokey has not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Houlihan Lokey's opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by it as at the date of its letter.

     Houlihan Lokey is a nationally recognized investment-banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. Houlihan Lokey is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, private placements of debt and equity, corporate reorganizations, employee stock ownership plans, corporate and other purposes. Houlihan Lokey was selected to deliver an opinion to the Board of Directors with respect to the transactions on the basis of such experience. Houlihan Lokey does not beneficially own nor has it ever beneficially owned any interest in the securities of the Company, nor has it had any prior relationship, advisory or otherwise, with the Company, nor has it had any involvement with any potential bidders in connection with the potential transaction.

     FEES AND EXPENSES. Pursuant to an agreement dated March 28, 2001, the Company retained Houlihan Lokey on behalf of its Board of Directors to analyze the fairness of the consideration to be received by holders of the Company common stock in connection with the transactions, from a financial point of view. The Company has agreed to pay Houlihan Lokey a fee of $400,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of a fairness opinion. The Company has further agreed to indemnify Houlihan Lokey against certain liabilities and expenses in connection with the rendering of its services.


INTERESTS OF CARTER-WALLACE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTIONS


     When you consider the recommendations of our Board of Directors, you should be aware that our directors and executive officers may have interests in the transactions that are different from, or in addition to, the interest of other Company shareholders. The Company Board of Directors was aware of these interests and considered them when it approved the asset purchase agreement and the merger agreement. These interests are summarized below.

  Executive Employment Agreements; Benefits

     Ralph Levine, Chairman and Chief Executive Officer, and Paul A. Veteri, President and Chief Operating Officer, are each a party to an executive employment agreement with Carter-Wallace that were entered into by the executives in 1998. Mr. Levine and Mr. Veteri will not continue employment following the consummation of the merger. According to their executive employment agreements, each will be entitled to the following benefits:

     - a cash payment equal to three times the executive's final compensation; under the agreements, "final compensation" is defined as the sum of (i) the executive's annual base salary at the time of termination, and (ii) the greater of (x) 100% of the target bonus for the year of termination assuming the performance objectives are fully satisfied and (y) the highest bonus earned by the executive in any of the three full fiscal years preceding the date of termination;

     - a bonus for the year in which the termination of employment occurs equal to a pro-rata portion of the greater of (x) the target bonus (based on assumed attainment of 100% of the performance objectives) for the year in which the termination occurs and (y) the highest bonus earned by the executive in any of the three full fiscal years preceding the year in which the termination occurs;

     As a result of their termination of employment following consummation of the merger, the estimated total cash payments that would be due as of September 1, 2001 to Ralph Levine and Paul A. Veteri pursuant to the foregoing provisions is $8,775,000 and $6,175,000 respectively. In addition, the employment agreements provide for certain supplemental pension payments and other benefits described below:

     - a cash payment equal to the increase in lump sum benefit under the Executive Pension Benefits Plan that would result from adding 5 years of service (and with respect to Mr. Veteri only, adding 5 years of age) and using their "final compensation" (as defined above) in the benefit formula instead of "modified average compensation"; and

     - continued welfare benefits for the executives and their families for a three-year period, and, for purposes of eligibility for retiree benefits, the executives will be deemed to have remained employed until the end of such period.

     The estimated payment due as a result of the incremental pension calculation described above would be $11,666,396 for Mr. Levine and $5,530,078 for Mr. Veteri, assuming termination of employment on September 1, 2001.

  Change in Control Agreements; Benefits

     Carter-Wallace maintains change in control agreements with 18 executives, including T. Rosie Albright, Vice President, Consumer Products, U.S. and Thomas
G. Gerstmyer, Vice President, Pharmaceuticals, U.S. The obligations under Ms. Albright's change in control agreement will be assumed by Armkel on the closing date. The consummation of the transactions described in this proxy statement will be a change in control and will trigger the beginning of a two-year period in which executives covered by the agreements, including Ms. Albright and Mr. Gerstmyer, will be entitled to the rights and benefits described below and will be eligible for an enhanced severance package if their employment is terminated under certain circumstances.

     During this two-year period, the agreements entitle the executives to a salary equal to the highest annual base salary for any of the three fiscal years immediately preceding the change in control and an annual bonus equal to the greater of 100% of the target bonus for the fiscal year in which the change of control occurs or the highest bonus earned for any of the three fiscal years immediately preceding the change in control, and to receive benefits at least equal to those in effect during the 90-day period prior to the change of control. Under the agreements, the executives are entitled to receive severance benefits upon termination of employment within two years after the change in control if the termination is without cause, as defined in the agreements, or is by the executives for "good reason." "Good reason" includes, among other things, relocation without consent beyond a certain distance, a material diminution in duties or position or a reduction in compensation or benefits.

     Severance benefits provided under the agreements generally include the following:

     - a cash payment equal to two times the executive's final compensation; under the agreements, "final compensation" is defined as the sum of (i) the executive's annual base salary, and (ii) the greater of (x) the highest bonus earned by the executive in any of the three full fiscal years preceding the date of termination, and (y) 100% of the target bonus for the year of termination (assuming the performance objectives are fully satisfied);

     - a bonus for the year in which the termination of employment occurs equal to a pro-rata portion of the greater of (x) the target bonus (based on assumed attainment of 100% of the performance objectives) for the year in which the termination occurs and (y) the highest bonus earned by the executive in any of the three full fiscal years preceding the year in which the termination occurs;

     If their employment is terminated with good reason or without cause within two years of the consummation of the transactions, the estimated total amount of cash payments as of September 1, 2001 which would be payable to Ms. Albright and Mr. Gerstmyer, pursuant to the foregoing provisions is $1,923,988 and $1,951,888, respectively. In addition, the change in control agreements provide for certain supplemental pension payments and other benefits described below:

     - a cash payment equal to the increase in lump sum benefit under the Executive Pension Benefits Plan, that would result from adding 3 years of additional service under the plan's benefit formula, and using "final compensation" (as defined above) in the benefit formula instead of "modified average compensation" and treating such gross benefit as fully vested; and

     - continued welfare benefits for 2 years for the executives and their families and, for purposes of eligibility for retiree benefits, the executives will be deemed to have remained employed until the end of such period;

     The estimated payment due as a result of the incremental pension calculation described above would be $763,044 for Ms. Albright and $1,857,300 for Mr. Gerstmyer, assuming termination of employment on September 1, 2001.

  Consulting Agreement; Benefits

     Henry H. Hoyt, Jr., former Chairman of the Board and Chief Executive Officer, retired on December 31, 2000 and is currently performing consulting services to Carter-Wallace under a consulting agreement with the Company. According to this consulting agreement, in the event the consulting term ends following a change in control, a lump sum payment equal to 60 times the monthly consulting fee, less any monthly consulting fees previously paid, will be payable by the Company. Upon his retirement, all outstanding options became exercisable and remain exercisable for the full term, and all outstanding restricted and deferred stock became vested automatically. The estimated total amount of remaining payments under his consulting agreement as of

September 1, 2001 due to him would be $3,603,600 and upon a change in control, he would receive $4,406,559 as cash-out of his stock options.

  Executive Benefits Plans

     In addition to the executive agreements, certain of the Company's benefit and compensation plans provide for the acceleration or increase of benefits in the event of a change in control of the Company. The transactions described in this proxy are a change in control under each of these plans. These benefits include the following.

     Pursuant to the Company's Long Term Incentive Plan, all outstanding awards of deferred stock become fully vested and outstanding options become immediately exercisable upon the occurrence of a change in control of the Company. The merger agreement provides that the holder of each outstanding option on the closing date will be entitled to cash equal to the product of (x) the amount, if any, by which the Carter-Wallace per share merger consideration exceeds the exercise price per share subject to such option and (y) the number of Company Shares issuable pursuant to the unexercised and outstanding portion of such Carter-Wallace option and unvested deferred stock award, less any taxes required to be withheld.

     A change in control also results in the immediate vesting and payment of benefits under two executive pension benefits plans and, in the case of certain executives (including certain of the named executive officers), the elimination of early retirement factors.

     Under the executive benefit plans described above, the estimated amount of incremental benefit based on the elimination of early retirement factors as of September 1, 2001 due to each executive following the consummation of transactions is $0 for Mr. Levine, $769,726 for Mr. Veteri, $428,880 for Ms. Albright and $566,398 for Mr. Gerstmyer. The estimated amount of cash-out of stock options as of September 1, 2001 due to each executive at closing is $2,713,222 for Mr. Levine, $2,513,416 for Mr. Veteri, $973,626 for Ms. Albright, $427,493 for Mr. Gerstmyer and for cash-out of deferred stock awards (including accumulated dividend equivalents) is $5,125,908 for Mr. Levine, $4,522,844 for Mr. Veteri, $698,418 for Ms. Albright, and $752,088 for Mr. Gerstmyer.

     The entire balance in each participant's account under the Company's non-qualified deferred compensation plan also becomes payable upon a change in control.

  Excise Tax on Change in Control Benefits

     According to the terms of the individual employment or change in control agreements described above (except for one), in the event any excise taxes are imposed on the executives under Section 4999 of the Internal Revenue Code, that executive will receive an additional amount such that the executive retains a net payment equal to that which he or she would have received if no excise taxes were imposed.

EFFECTS OF THE ASSET SALE AND THE MERGER

     As a result of the asset sale and the merger, our public shareholders will not have an opportunity to continue their equity interest in the Company as an ongoing corporation, and therefore, will not share in the future earnings and potential growth of the Company. Upon consummation of the merger, our shares of common stock will no longer be traded on the New York Stock Exchange, and the registration of our shares of common stock under the Securities Exchange Act of 1934 (the "Exchange Act") will be terminated. Furthermore, following the merger we will no longer be a reporting company under the Exchange Act.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     This section discusses the material United States federal income tax consequences of the merger to our shareholders whose shares of our common stock and Class B common stock are surrendered in the merger in exchange for the right to receive cash consideration of $20.30 per share, without interest, subject to certain closing adjustments. The discussion below applies only to shareholders that hold our shares as capital assets at the time of the merger, and does not apply to shareholders that are subject to special tax rules, such as financial institutions, insurance companies, dealers in securities, persons that mark-to-market their securities, persons that hold our shares as part of a "straddle", "hedge" or "synthetic security transaction" (including a "conversion" transaction), persons with a "functional currency" other than the U.S. dollar, retirement plans and tax-exempt organizations, shareholders who acquired our shares pursuant to the exercise of stock options, pursuant to participation in an employee stock purchase plan or otherwise as compensation or shareholders that are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts or foreign estates. The discussion below is based upon United States federal income tax laws as now in effect and interpreted and does not take into account possible changes in these tax laws or interpretations, any of which may be applied retroactively. The discussion does not include any description of the tax laws of any state, local or foreign government that may be applicable to our shareholders.

     THIS SECTION DOES NOT DISCUSS ALL ASPECTS OF UNITED STATES FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A SPECIFIC SHAREHOLDER IN LIGHT OF SUCH SHAREHOLDER'S PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF UNITED STATES FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS OR CHANGES TO THOSE LAWS.

     For United States federal income tax purposes, our shareholders generally will recognize capital gain or capital loss equal to the difference between the cash received by the shareholder pursuant to the merger and such shareholder's adjusted tax basis in the shares surrendered pursuant to the merger. If, at the time of the merger, a noncorporate shareholder's holding period for our shares is more than one year, any gain recognized generally will be subject to United States federal income tax at a maximum rate of 20%.

     Consideration received by our shareholders in the merger may be subject to backup withholding. Backup withholding generally will apply only if the shareholder fails to furnish a correct social security number or other taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a credit against the shareholder's United States federal income tax liability and may entitle the shareholder to a refund, provided the shareholder furnishes specified required information to the Internal Revenue Service.

APPRAISAL RIGHTS

     Under Delaware law, the Company's shareholders are entitled to appraisal rights in connection with the merger.

     Holders of Company Shares can decide to receive, instead of having their shares converted into the merger consideration, an amount which the Court of Chancery of the State of Delaware decides is the "fair value" of their Company common stock and Class B common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the court.

     These rights are known as "appraisal rights." If a holder of Company Shares wishes to exercise appraisal rights in connection with the merger, the holder must not vote in favor of the merger, must continually be the holder of record of such shares through the effective time of the merger, and must meet the conditions described below.


     Section 262 of the Delaware General Corporation Law, or DGCL, which contains the conditions necessary to secure appraisal rights, is set out in full in Appendix G. This summary is not meant to be a complete statement of the law relating to appraisal rights, but rather is only a guide for a stockholder who wishes to exercise appraisal rights and it is qualified in its entirety by reference to Appendix G. Delaware law requires that the Company notify stockholders of the Company at least 20 days prior to the meeting that they have a right of appraisal and provide stockholders with a copy of Section 262 of the DGCL. This proxy statement/prospectus constitutes that notice and a copy of
Section 262 of the DGCL is attached hereto as

Appendix G. If the Company stockholders do not follow the procedures set out below and in Appendix G, they will lose their appraisal rights.


     ALL REFERENCES IN THIS SUMMARY AND IN SECTION 262 OF THE DGCL TO A "STOCKHOLDER" OR TO A "HOLDER" OF THE COMPANY STOCK ARE TO THE RECORD HOLDERS OF COMPANY SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN COMPANY SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE STEPS SUMMARIZED BELOW PROPERLY AND IN A TIMELY MANNER TO PERFECT THE HOLDER'S APPRAISAL RIGHTS.

     A holder of Company Shares wishing to exercise his or her appraisal rights with respect to the merger must not vote in favor of adoption of the merger agreement. Because a duly executed proxy that does not contain voting instructions will, unless revoked, be voted for the merger, a holder of Company Shares who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement or abstain from voting on the merger agreement. A vote against the merger, in person or by proxy, will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL, and a separate written demand for appraisal is required.

     A demand for appraisal must be executed by or on behalf of the holder of record and must reasonably inform the Company of the identity of the stockholder of record. The demand must also state that the stockholder intends to demand appraisal of the holder's Company Shares in connection with the merger.

     If the shares are owned of record in a fiduciary capacity, including by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for the owner or owners.

     A record holder such as a broker who holds Company Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising these rights with respect to the shares held for other beneficial owners; in this circumstance, however, the written demand should set forth the number of shares as to which appraisal is sought and, where no number of shares is expressly mentioned, the demand will be presumed to cover all Company Shares held in the name of the record owner. Holders who hold their Company Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

     HOLDERS OF COMPANY SHARES MUST SEND ALL WRITTEN DEMANDS FOR APPRAISAL UNDER
SECTION 262 OF THE DGCL TO CARTER-WALLACE, INC., 1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105, ATTENTION: STEPHEN R. LANG, SECRETARY. THE COMPANY MUST RECEIVE WRITTEN DEMANDS FOR APPRAISAL UNDER SECTION 262 OF THE DGCL BEFORE THE MERGER AGREEMENT IS VOTED UPON AT THE MEETING.

     Within ten days after the date the merger becomes effective, the Company must notify each holder of Company Shares who has complied with Section 262 of the DGCL and has not voted in favor of the merger of the date that the merger has become effective.

     Within 120 days after the date the merger becomes effective, but not thereafter, the Company or any holder of Company Shares who has complied with
Section 262 and is entitled to appraisal rights under Section 262 of the DGCL may file a petition in the Court of Chancery of the State of Delaware, with a copy served on the Company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the Company Shares of all such stockholders. The Company will have no obligation to file a petition, and the Company has no present intention to cause such a petition to be filed. Accordingly, it is the obligation of stockholders seeking appraisal rights to initiate all necessary action to perfect appraisal rights within the time prescribed in Section 262 of the DGCL.

     Within 120 days after the merger becomes effective, any holder of Company Shares who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the

Company, a statement setting forth the aggregate number of Company Shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the total number of holders of these shares. If a holder of Company Shares timely files a petition for an appraisal, the Court of Chancery is empowered to conduct a hearing on this petition to determine those holders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Court of Chancery may require the holders of Company Shares who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation of the pending appraisal proceeding. If any stockholder fails to comply with its direction, the Court of Chancery may dismiss the proceedings as to the stockholder.

     After determining the holders entitled to appraisal, the Court of Chancery will appraise the "fair value" of their Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Company Shares, as determined in an appraisal proceeding under Section 262 of the DGCL, could be more than, the same as or less than the merger consideration they would receive under the merger if they did not seek appraisal of their shares, and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL. Moreover, the Company does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, "fair value" of a Company Share is less than the merger consideration. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceeding. The Court of Chancery will also determine the amount of interest, if any, payable upon the amounts due to persons whose Company Shares have been appraised.

     The court may determine the cost of the appraisal action and may allocate the costs among the parties as the court deems equitable. However, costs do not include attorneys' and expert witness fees. Each party must bear its own other expenses of the proceeding, although the court may order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Company Shares entitled to an appraisal.

     Any holder of Company Shares who duly demands appraisal in compliance with
Section 262 of the DGCL will not, after the date the merger becomes effective, be entitled to vote the holder's shares for any purpose or be entitled to the payment of dividends or other distributions on those shares other than dividends or other distributions payable to holders of record as of a record date prior to the effective date of the merger.

     If any stockholder who demands appraisal of Company Shares under Section 262 fails to perfect, or effectively withdraws or loses, the holder's right to appraisal, the shares of the stockholder will be converted into the right to receive the merger consideration under the merger, without interest.

     A stockholder will lose the right to appraisal if he does not file a petition for appraisal within 120 days after the date the merger becomes effective, or if the stockholder delivers to the Company a written withdrawal of a demand for appraisal and an acceptance of the merger. However, any attempt to withdraw a demand for appraisal made more than 60 days after the date the merger becomes effective will require the written approval of the Company and, once a petition for appraisal is filed, an appraisal proceeding may not be dismissed as to any holder absent court approval.

     A HOLDER OF COMPANY SHARES MAY LOSE APPRAISAL RIGHTS IF THE HOLDER FAILS TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL.

     We note in connection with the foregoing discussion of appraisal rights, that CPI has agreed that its Company Shares will be voted in favor of both the asset sale and the merger, unless holders of more than 30% of the outstanding shares of Carter-Wallace common stock exercise appraisal rights with respect to the merger. In that instance CPI will be free to vote its shares in the manner it chooses at the time of such vote. See "THE VOTING AGREEMENTS", beginning on page 71.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS

     The Company has not made provision in connection with the transactions described in this proxy statement to grant unaffiliated security holders access to the Company files or to obtain counsel or appraisal services at the expense of the Company.

APPROVALS


     The Company, CPI, Armkel (and certain investors therein) and MCC (and certain investors therein) have filed notification and report forms with the U.S. federal government under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and have been granted early terminations of the required waiting periods.


     Other than the filing described above, we are not aware of any significant government or regulatory approvals that the Company needs to obtain, or waiting periods with which we need to comply, to complete both the asset sale and the mergers. If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them. If any approval or action is needed, however, we may not be able to obtain it. Even if we could obtain the approval, conditions may be placed on it that could cause the Company, Armkel or MCC to abandon the asset sale or the merger, even if we receive shareholder approval.

                          THE ASSET PURCHASE AGREEMENT

     This is a summary of the material provisions of the asset purchase agreement, a copy of which is attached as Appendix A to this proxy statement. You should refer to the full text of the asset purchase agreement for details of the asset sale and the terms and conditions of the asset purchase agreement.

CONSIDERATION FOR ASSET SALE

     As the consideration for the purchase of the consumer products business, Armkel will:

     - pay $739 million in cash, minus the estimated aggregate amount of indebtedness for money borrowed, including principal amount and accrued but unpaid interest, of the subsidiaries to be transferred to Armkel as of the closing; and

     - assume certain liabilities described below.

     This consideration will be subject to working capital adjustment between Armkel and the Company after the closing (but such adjustment will not affect the amount of merger consideration to be received by holders of Company Shares).

PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

     Immediately before the effective time of the mergers, Armkel will purchase from the Company all of the Company's and its subsidiaries' rights to the assets of the Company and its subsidiaries that relate primarily to the consumer products business, subject to certain exceptions.

     Simultaneously with purchasing the assets, Armkel will assume the liabilities of the Company and its subsidiaries that primarily arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the purchased assets or the consumer products business, subject to certain exceptions.

OBLIGATIONS TO RECOMMEND THE TRANSACTION AND LIMITATIONS ON ACCEPTING ALTERNATIVE PROPOSALS

     Subject to its fiduciary obligations, the Company Board of Directors is obligated to recommend the approval of the asset sale and other transactions contemplated by the asset purchase agreement to the Company stockholders, and the Company is obligated to take, in accordance with applicable laws and the Company's certificate of incorporation and bylaws, all actions necessary to convene a meeting of the stockholders to vote on the mergers and the asset sale.

     The Company and its subsidiaries and their officers and directors are obligated not to, and are obligated to cause their employees, agents or representatives not to:

     - initiate, solicit, encourage or otherwise facilitate any inquiry or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase or similar transaction involving:

        - more than 15% of the Company's consolidated assets primarily related to the consumer products business (a "Consumer Acquisition Proposal");

        - more than 15% of the Company's consolidated assets primarily related to the operations of the Company other than the healthcare business (a "Healthcare Acquisition Proposal"); or

        - more than 15% of the outstanding equity securities of the Company or more than 15% of the consolidated assets primarily related to the consumer products business and the consolidated assets primarily related to the healthcare products business (a "Company Acquisition Proposal"; and any of a Consumer Acquisition Proposal, a Healthcare Acquisition Proposal and a Company Acquisition Proposal, an "Acquisition Proposal");

     - engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any person or entity relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal (including by entering into any letter of intent or similar document or any contract, agreement or commitment with any person making such an Acquisition Proposal); or

     - approve, endorse or recommend any Acquisition Proposal.

     However, prior to the due authorization of the asset purchase agreement by the Company stockholders, nothing contained in the asset purchase agreement would prevent the Company or its directors, officers, agents or other representatives from:

     (A) complying with the Company's disclosure obligations under applicable laws;

     (B) providing information in response to a request for such information by a person or entity who has made an unsolicited bona fide written Acquisition Proposal if the Company Board of Directors receives from such person or entity an executed confidentiality agreement on terms substantially similar to the confidentiality agreements to which the equity investors of Armkel and the Company are subject relating to the transactions contemplated by the asset purchase agreement, with the understanding that such confidentiality agreements will not prohibit the making of any Acquisition Proposals;

     (C) engaging in any negotiations or discussions with any person or entity who has made an unsolicited bona fide written Acquisition Proposal or entering into an agreement with such person or entity solely with respect to the payment by such person or entity of the termination fees payable to Armkel pursuant to the asset purchase agreement or payable to MCC pursuant to the merger agreement;

     (D) approving, recommending or endorsing such an Acquisition Proposal to the Company stockholders (which, in the case of a Consumer Acquisition Proposal or Company Acquisition Proposal, will be considered a withdrawal or modification of the recommendation of the asset purchase agreement by the Company Board of Directors); or

     (E) following the termination of the merger agreement by the Company as a result of the Company Board of Directors authorizing the Company to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal (other than with respect to a Consumer Acquisition Proposal), entering into an agreement with a person who has made an unsolicited bona fide written Healthcare Acquisition Proposal with respect to such Healthcare Acquisition Proposal;

if and only to the extent that, (1) in each case referred to in (B), (C), (D) or
(E) above, the Company Board of Directors determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in light of such Acquisition Proposal and the terms of the asset purchase agreement, be inconsistent with fiduciary duties of the directors under applicable Law and (2) (x) in the cases referred to in (B) or (C) above, the Company Board of Directors determines in good faith (after consultation with a financial advisor) that taking the actions permitted pursuant to such clauses with respect to any Acquisition Proposal could reasonably be expected to result in a Superior Proposal, assuming such Acquisition Proposal were consummated and
(y) in the case referred to in clauses (D) or (E) above, the Company Board of Directors determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal is a Superior Proposal.

     A Consumer Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by stock acquisition or otherwise) acquisition by a third party of all or substantially all of the consolidated assets of the Company primarily related to the consumer products business; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the mergers pursuant to the merger agreement, will be more favorable to the Company's stockholders from a financial point of view than the asset sale pursuant to the asset purchase agreement, taken together with the mergers and, for purposes of the determination to be made in clause (D) or (E) above, in the good faith judgment of the Board of Directors of the Company, such transaction is reasonably likely to be financed by such third party.

     A Healthcare Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by merger, stock acquisition or otherwise) acquisition by a third party of the healthcare business; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the asset sale pursuant to the asset purchase agreement, will be more favorable to the Company's stockholders from a financial point of view than the mergers, taken together with the asset sale pursuant to the asset purchase agreement and such other transactions and, for purposes of the determination to be made in clause (D) or (E) above, in the good faith judgment of the Board of Directors of the Company, such transaction is reasonably likely to be financed by such third party.

     A Company Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves a third party unaffiliated with CPI acquiring, directly or indirectly, not less than a majority of the outstanding Company Shares (by merger, stock acquisition or otherwise) or acquiring directly or indirectly, all or substantially all of the consolidated assets of the Company;

     - such transaction (or series of transactions) is reasonably likely to be consummated; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal will be more favorable to the Company's stockholders from a financial point of view than the combined effect of the asset sale pursuant to the asset purchase agreement and the mergers.

     The Company further agreed to immediately cease and terminate any existing activities, discussions or negotiations with any person or entity conducted before the date of the asset purchase agreement with respect to any Acquisition Proposals, and to notify Armkel immediately if the Company receives any inquiries, proposals or offers or any such information is requested of the Company or any such discussions or negotiations are sought to be initiated or continued with any representatives of the Company regarding an Acquisition Proposal.

     Armkel and its affiliates agreed not to directly or indirectly, individually or as a group, enter into any agreement or arrangement with any party to the merger agreement that would obligate any party to the merger agreement to refuse or otherwise fail to cooperate with the Company and its representatives or obligate any party to the merger agreement to oppose or otherwise act to thwart the Company's efforts to (1) negotiate with respect to a Consumer Acquisition Proposal or (2) enter into a Consumer Acquisition Proposal that is a Superior Proposal.

     Under certain circumstances Armkel would be required to accept an alternative purchaser of the healthcare business.

ARMKEL FINANCING

     Armkel agreed to use its reasonable best efforts to:

     - enter into definitive documentation with respect to the contemplated financing on substantially the same terms reflected in the current financing arrangements;

     - negotiate a substantially complete form of definitive agreements with respect to the senior credit facilities contemplated thereby prior to the mailing of this proxy statement; and

     - satisfy all conditions applicable to Armkel in such definitive documentation.

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

     If any portion of the financing contemplated becomes unavailable, Armkel will use its reasonable best efforts to obtain any such portion from alternative sources on comparable terms or if not comparable, on terms and conditions satisfactory to Armkel in its sole discretion.

REPRESENTATIONS AND WARRANTIES

     The asset purchase agreement contains customary representations and warranties (which do not survive the closing) by the Company, and includes representations and warranties that:

     - except as set forth in the Company's financial statements, and except for liabilities and obligations under the asset purchase agreement, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature required by generally accepted accounting principles to be set forth on a combined balance sheet of the purchased assets and the related liabilities to be assumed by Armkel under the asset purchase agreement, or in the notes thereto, which, individually or in the aggregate, is reasonably likely to have a material adverse effect;

     - except as reflected, reserved or otherwise disclosed in the Company's financial statements, or as contemplated by the asset purchase agreement,
       (1) since March 31, 2000, the Company and its subsidiaries have conducted the consumer products business only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of business and there has not been (a) as of May 7, 2001, certain material actions taken by the Company or its subsidiaries that would have been prohibited under the asset purchase agreement, (b) any change in the financial condition, business or results of operations of the consumer products business that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect or (c) any change by the Company in any of its material accounting principles, practices or methods for the consumer products business, other than any such changes made as a result of any change in generally accepted accounting principles as applicable to the Company or the consumer products business, and (2) since March 31, 2000 and prior to May 7, 2001, there has not occurred any casualty loss involving an amount in excess of $2,500,000 with respect to any personal property or owned real property that comprise the purchased assets, whether or not covered by insurance;

     - certain financial statements to be delivered to Armkel after signing of the asset purchase agreement (1) do not reflect a material adverse change to the financial position of the purchased assets and assumed liabilities taken as a whole as of March 31, 2001 in comparison to their financial position as of March 31, 2000 and (2) do reflect that certain specified results of operations targets have been met; and

     - the asset purchase agreement, the ancillary agreements attached to the asset purchase agreement and the instruments and documents to be delivered by the Company and its subsidiaries to Armkel at or following the closing are adequate and sufficient to transfer to Armkel, the Company's and its subsidiaries' entire right, title and interest in and to the purchased assets. The purchased assets when taken together with the rights and services under such ancillary agreements are sufficient in all material respects to carry out the consumer products business as presently conducted by the Company and its subsidiaries.

     The asset purchase agreement also contains customary representations and warranties by Armkel (which do not survive the closing), including that:

     - Armkel has received and delivered to the Company executed commitment letters with respect to debt financing of up to $420 million and equity financing of up to $356 million. When funded in accordance with their terms, all such arrangements will provide Armkel with funds in an aggregate amount sufficient to enable Armkel to consummate the asset sale and pay all fees, expenses and costs in connection with the negotiation, execution and performance of the asset purchase agreement and the ancillary agreements attached to the asset purchase agreement. All such financing arrangements remain in full force and effect.

     The representations and warranties of the Company and Armkel are generally qualified by a materiality qualifier.


CONDUCT OF BUSINESS BETWEEN SIGNING AND CLOSING AND OTHER COVENANTS


     The Company agreed that during the period from the date of the asset purchase agreement until the closing of the asset sale, the Company will, and will cause its subsidiaries to take or refrain from certain actions, including:

     - to operate the consumer products business only in the ordinary course of business consistent with past practice;

     - to afford Armkel access, subject to certain limitations, to the Company's properties and documents during the period prior to closing of the asset sale; and

     - to use its reasonable best efforts to deliver to Armkel certain audited and unaudited financial statements for the purchased assets and the liabilities assumed by Armkel and for certain specified product lines and operations within the Company and for the purchased assets and the liabilities assumed by Armkel excluding such product lines.

     In addition, the Company and Armkel both agreed:

     - that, for a period of 24 months following the closing, the Company and Armkel and certain of their respective affiliates will not solicit or hire each others' employees, subject to certain exceptions; and

     - to cooperate with each other and to use their respective reasonable best efforts (including obtaining any necessary or advisable consents and approvals from any third party or governmental entity) to consummate the transactions contemplated by the asset purchase agreement as promptly as practicable.

EMPLOYEE BENEFIT MATTERS

     Armkel agreed, among other things, to:

     - assume all liabilities arising out of the employment of any consumer products employees except for those expressly retained by the Company or its subsidiaries and to the extent specified in the asset purchase agreement;

     - make an offer of employment effective as of the closing date to each current consumer products employee on terms comparable to such employee's current compensation arrangements; Armkel may make noncomparable offers of employment to up to thirty (30) employees, and has agreed to pay the Company's severance obligation with respect to any such employees who reject such noncomparable offers and terminate employment;

     - provide employees who accept Armkel's offer of employment with benefits under the employee benefit plans that are substantially comparable in the aggregate to the benefits currently provided to such employees by the Company until at least June 30, 2002, excluding equity compensation and certain other benefits as specified in the asset purchase agreement and, excluding employees covered by a collective bargaining agreement;

     - assume the obligation to provide severance pay to consumer products employees who become employed by Armkel in accordance with the Company's Change in Control Severance Plan;

     - provide each consumer products employee who accepts Armkel's offer of employment with full credit for all prior service earned with the Company before the closing date for purposes of eligibility and vesting under all compensation and benefit plans of Armkel, and for determining entitlement and amount of severance benefits and vacation pay;

     - pay to the consumer products employees specified in the asset purchase agreement a payment equal to a pro rata portion of such employee's target bonus for the period from April 1, 2001 until the closing date at the earlier of the termination of employment (other than a termination for cause) or April 1, 2002;

     - assume the liability for earned but unused vacation pay benefits under the Company's vacation pay policy for such employees;

     - assume all the assets and related liabilities with respect to all employees covered by the Retirement Plan for Bargaining Employees of the Company;

     - assume the liabilities of the Company and related insurance policies under Split Dollar Life Insurance arrangements with certain employees; and

     - assume the liability for 60% of the retiree medical obligations incurred with respect to any specified consumer products employee who terminates employment on or prior to the closing date; and

     - assume and adopt, to the extent they cover specified consumer products employees or employees of the transferred subsidiaries, the corporate officers medical expense reimbursement plan, personal financial counseling policy, executive employment agreements, change in control agreements, consulting agreements and international compensation and benefit plans.

     We agreed, among other things, to:

     - retain responsibility for 40% of the retiree medical obligations incurred with respect to specified consumer products employees who terminate employment on or prior to the closing date; and

     - retain liabilities to the consumer products employees, if any, with respect to certain benefit plans including the Employees Retirement Plan for Non-Bargaining Employees, Supplemental Savings and Retirement Plan, the Executive Pension Benefits Plan and the 1996 Long Term Incentive Plan.

     Armkel and the Company are obligated to acknowledge that the transactions contemplated by the asset purchase agreement and by the merger agreement shall be a change-in-control of the Company with respect to the "Change in Control" provisions of the Plans and individual employment agreements that contain "Change in Control" provisions.

CONDITIONS TO ASSET SALE

     The Company's and Armkel's respective obligations to effect the closing of the asset sale are subject to the satisfaction or waiver of the following conditions:

     - the transactions contemplated by the asset purchase agreement have been approved by the Company stockholders;

     - the waiting period applicable to the consummation of the asset purchase agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated and all other material consents or approvals shall have been obtained;

     - no court or other governmental entity shall have enacted, issued, promulgated, enforced or entered any order restraining, enjoining or otherwise prohibiting consummation of the asset purchase agreement;

     - the parties to the asset purchase agreement and the merger agreement and their financing sources have executed and delivered to each other an agreement that all conditions (with certain exceptions) to the closings under the asset purchase agreement or the merger agreement, as applicable to each party, and all conditions to the extension of financing, have been satisfied or waived; and

     - Armkel shall have obtained financing proceeds sufficient to consummate the asset sale on the terms and conditions set forth in the financing arrangements or upon terms and conditions which are substantially comparable thereto, and to the extent that any of the terms and conditions are not so set forth or are not so substantially comparable, on terms and conditions to Armkel in its sole discretion.

     The obligations of Armkel to effect the closing of the asset sale are also subject to the satisfaction or waiver of the following conditions:

     - the Company's representations and warranties are true and correct (except where the failure to be true and correct has not had and is not reasonably likely to have a material adverse effect on the Company) as of the date of the asset purchase agreement and as of the closing date (unless any such representation or warranty refers to an earlier date, in which case such representation or warranty must be true and correct as of such earlier date);

     - the Company has performed in all material respects its obligations under the asset purchase agreement required to be performed before the closing date;

     - all specifically identified required permits, if any, have been obtained or alternative arrangements reasonably satisfactory to Armkel have been entered into;

     - no governmental entity has instituted any suit, action or proceeding that remains pending at the time of the asset sale closing seeking to restrain, enjoin or otherwise prohibit the consummation of the asset sale or the mergers (an "Injunctive Action"), and no person or entity has instituted any suit, action or proceeding that remains pending at the time of the asset sale closing before any U.S. court of competent jurisdiction, except for any Injunctive Action or any other such suits actions or proceedings that, after giving effect to any liabilities of Armkel pursuant to the Indemnification Agreement, are not, individually or in the aggregate, reasonably likely to have a material adverse effect; and

     - the Company and the shareholders party thereto have executed and delivered to Armkel a fund agreement as described in the CPI Indemnification Agreement (summarized below) under which $35 million of the merger consideration to be received by the shareholders of CPI will be put into escrow to be used to reimburse MCC for certain losses, if any, it may incur in connection with the transactions.

     The Company's obligations to effect the closing of the asset sale are also subject to the satisfaction or waiver of the following conditions:

     - Armkel's representations and warranties are true and correct (except where the failure to be true and correct is not reasonably likely to materially delay or impair the closing of the asset purchase agreement or the validity of the closing) as of the date of the asset purchase agreement and as of the closing date (unless any such representation or warranty refers to an earlier date, in which case such representation or warranty must be true and correct as of such earlier date); and

     - Armkel has performed in all material respects its obligations under the asset purchase agreement required to be performed before the closing date.

TERMINATION

  Termination by Mutual Consent

     The asset purchase agreement may be terminated by mutual written consent of the Company and Armkel and the transactions contemplated by the asset purchase agreement may be abandoned at any time before the closing of the asset sale.

  Termination by Either Armkel or the Company

     The asset purchase agreement may also be terminated by either party thereto and the transactions contemplated by the asset purchase agreement may be abandoned at any time before the closing if:

     - the transactions contemplated by the asset purchase agreement are not consummated by October 31, 2001 (except that this ability to terminate is not available to a party that has materially breached its obligations in a manner that contributed to the failure of the transactions to be consummated);

     - authorization of the asset purchase agreement by the Company's stockholders is not obtained; or

     - a court or governmental agency issues a final, nonappealable order that prohibits consummation of the transactions contemplated by the asset purchase agreement.

  Termination by the Company

     The Company may terminate the asset purchase agreement and abandon the transactions contemplated by the asset purchase agreement at any time prior to the closing of the asset sale if:

     - prior to the effectiveness of the stockholders' approval: (1) the Company Board of Directors authorizes the Company, subject to complying with the terms of the asset purchase agreement, to enter into a binding written agreement concerning a Consumer Acquisition Proposal or a Company Acquisition Proposal constituting a Superior Proposal, and the Company notifies Armkel that it intends to enter into such an agreement; (2) Armkel does not make, within three business days of receipt of such Company notification, an offer that the Company Board of Directors determines, in good faith after consultation with its financial advisors, to be at least as favorable, from a financial point of view, to the Company stockholders as the Superior Proposal covered by such agreement; and (3) the Company, upon such termination, pays to Armkel all termination fees and expenses required to be paid under the asset purchase agreement;

     - Armkel has materially breached any of its representations, warranties, covenants or agreements which are not curable or, if curable, are not cured within 30 days after the Company gives written notice of such breach, and, as a result of such breach, certain conditions would not be satisfied at the closing; or

     - (1) if the merger agreement has been terminated in accordance with its terms (other than to enter into a binding written agreement concerning a Healthcare Acquisition Proposal that constitutes a Superior Proposal which MCC has not matched with a comparable offer and, as a result of which, the Company has paid the applicable termination fee to MCC), or
       (2) within ten business days after the termination of the merger agreement in order for the Company to enter into such binding written agreement concerning a Healthcare Acquisition Proposal, the Company has not entered into a new agreement with respect to a Healthcare Acquisition Proposal that Armkel is required to accept as a substitute merger agreement under the asset purchase agreement.

  Termination by Armkel

     Armkel may terminate the asset purchase agreement and abandon the transactions contemplated by the asset purchase agreement at any time prior to the closing of the asset sale:

     - if the Company Board of Directors has withdrawn or adversely modified its approval or recommendation of the asset purchase agreement or, after an Acquisition Proposal has been made, failed to reconfirm its recommendation of the asset purchase agreement within five business days after a written request by Armkel to do so;

     - if the Company has materially breached any of its representations, warranties, covenants or agreements (other than certain specified representations and warranties which are not curable or, if curable, are not cured within 30 days after Armkel gives written notice of such breach) and as a result of such breach certain conditions would not be satisfied at the closing;

     - if (1) the merger agreement is terminated in accordance with its terms (other than to enter into a binding agreement concerning a Healthcare Acquisition Proposal that constitutes a Superior Proposal which MCC has not matched with a comparable offer and, as a result of which, the Company has paid the applicable termination fee to MCC) or (2) within ten business days after the termination of the merger agreement to enter into such Superior Proposal, the Company has not entered into a new agreement with respect to a Healthcare Acquisition Proposal that Armkel is required to accept as a substitute merger agreement pursuant to the asset purchase agreement;

     - at any time during the ten days following the delivery by the Company to Armkel of certain financial statements required to be delivered by the Company under the asset sale, if certain specified representations and warranties of the asset purchase agreement which relate to the financial statements to be delivered by the Company to Armkel after signing of the asset purchase agreement are not true and accurate in all respects as of the date of such termination; or

     - at any time between June 23, 2001 and July 3, 2001 (or such later date as may be agreed by the parties to the asset purchase agreement in writing), if certain of the financial statements required to be delivered by the Company under the asset purchase agreement are not delivered to Armkel on or prior to June 22, 2001.

EFFECT OF TERMINATION AND ABANDONMENT

     The Company must pay Armkel a termination fee of $22,000,000 and the expenses incurred by Armkel in connection with the asset purchase agreement up to a maximum amount of $4,000,000 if:

     - the Company terminates the asset purchase agreement because:

        - prior to the effectiveness of the stockholders vote, the Company's Board authorizes it to enter into a binding written agreement concerning a Consumer Acquisition Proposal or a Company Acquisition Proposal that constitutes a Superior Proposal and Armkel does not make, within three business days of receipt of the Company's notification of such intention, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the Company's stockholders as such Superior Proposal;

     - Armkel terminates the asset purchase agreement because:

        - the Company Board of Directors has withdrawn or adversely modified its approval or recommendation of the asset purchase agreement or, after an Acquisition Proposal has been made, failed to reconfirm its recommendation of the asset purchase agreement within five business days after a written request by Armkel to do so; or

        - the Company has materially breached any of its representations, warranties, covenants or agreements which are not curable or, if curable, are not cured within 30 days after Armkel gives written notice of such breach, and as a result of such breach certain conditions would not be satisfied at the closing; or

     - either party terminates the asset purchase agreement because the Company failed to obtain stockholders' authorization of the asset purchase agreement and the performance of the Company's obligations under such agreement upon a vote taken at the stockholders' meeting if at the time of such vote the CPI Voting Agreement has not terminated by reason of appraisal rights having been exercised with respect to more than 30% of the Company common stock and Class B common stock, taken together, outstanding immediately prior to the stockholder vote on the merger -- and in the case that the voting agreement has terminated at such time and in such circumstances, the Company will not be obligated to pay the $22 million plus up to $4 million referred to above, but must instead pay the reasonable expenses incurred by Armkel in connection with the asset purchase agreement, up to a maximum amount of $5,000,000.

     In addition, if the asset purchase agreement is terminated for any reason, Armkel must promptly return to the Company all written information related to the consumer products business and all copies or summaries of such information furnished by the Company, and must not use or disclose such information for any purpose or make it available to anyone.

     The Company's payment of the termination fees and expenses described above and its payment of those described below in "EXPENSES", as may apply, are the sole and exclusive remedies of Armkel against the Company for breaches of any covenant or agreement contained in the asset purchase agreement.

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

EXPENSES

     All costs and expenses incurred in connection with the asset purchase agreement will be paid by the party incurring such expense, except:

     - if the asset purchase agreement is terminated because the Company's representations with respect to certain financial statements regarding the business to be delivered to Armkel after signing of the asset purchase agreement are not true and correct or the Company failed to deliver such financial statements by June 22, 2001, then the Company will pay all of the charges and expenses incurred by Armkel in connection with the asset purchase agreement up to a maximum amount of $2.5 million; or

     - if the merger agreement is terminated under certain circumstances or the asset purchase agreement is terminated under certain other circumstances by reason of the termination of the merger agreement, then the Company will pay all of the charges and expenses incurred by Armkel in connection with the asset purchase agreement and the transactions thereunder up to a maximum amount of $5 million.

SOURCE OF FUNDS

     Church & Dwight Co., Inc., has agreed in a commitment letter to provide $111.75 million of equity to Armkel to be used to complete the asset sale. The obligation to provide funds is subject to the satisfaction of the conditions to the debt financing (described below).

     Kelso & Company, L.P., has agreed in a commitment letter to provide $116.75 million of equity to Armkel to be used to complete the asset sale. The obligation to provide funds is subject to the satisfaction of the conditions to the debt financing (described below).

     Affiliates of J.P. Morgan Chase & Co. and Bankers Trust Company have agreed in a commitment letter to provide, directly and by obtaining funds from other lenders, $385 million of senior debt financing to Armkel to be used to complete the asset sale. In addition, affiliates of J.P. Morgan Chase & Co. and Bankers Trust Company have agreed that, if Armkel is unable to issue $120 million of senior subordinated notes on or before the closing date, they will provide, directly and by obtaining funds from other lenders, an additional $120 million of senior subordinated financing to Armkel to be used to complete the asset sale. The obligation of the lenders to provide funds is subject to the satisfaction of a number of conditions, including conditions relating to (a) the absence of any information materially inconsistent with the information regarding the consumer products business and the asset sale that was previously provided to lenders, (b) the absence of any event having a material adverse effect on the consumer products business (including the prospects of the consumer products business since March 31, 2000), (c) the absence of any material disruption or adverse change in financial, banking or capital market conditions that could, in the lenders' good faith judgement, materially impair the syndication of the financing or the issuance and sale of the notes underlying the $120 million of debt, (d) the absence of any competing arrangement of debt securities or bank financing for Armkel, (e) the timely negotiation and execution of satisfactory definitive syndicated financing documents, (f) the existence of a reasonable period to syndicate before closing,
(g) the absence of indebtedness of Armkel other than that relating to the financing and certain other agreed-upon debt, (h) insurance coverage, (i) the lenders' receipt of a solvency opinion with respect to Armkel, (j) the lenders' receipt of certain legal opinions, (k) JPMorgan's timely receipt of a prospectus for the $120 million notes, (l) the equity contributions having been made (as described above), (m) the absence of material adverse litigation, (n) the lenders' receipt of satisfactory environmental reports on the Company, (o) the lenders' receipt, and review of, satisfactory financial statements prior to closing, (p) the Company's satisfaction of certain financial requirements on a pro forma basis giving effect to the merger, the asset sale and related transactions, (q) the receipt of all material governmental and third party approvals, (r) the lenders having been paid any fees then due to them, (s) the conditions under the merger agreement and asset purchase agreement having been satisfied, and (t) such other conditions as are customary for similar financings.

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

                              THE MERGER AGREEMENT


     This is a summary of the material provisions of the merger agreement, a copy of which is attached as Appendix B to this proxy statement, as amended by two amendments, copies of which are attached as Appendices C and D to this proxy statement. You should refer to the full text of the merger agreement, as amended, for details of the merger and the terms and conditions of the merger agreement.


THE MERGERS

     The merger agreement contemplates two mergers. The mergers will take place on the first business day on which the last to be satisfied or waived of the conditions set forth in the merger agreement for that merger are satisfied or waived, or at any other time, date or place to which MCC and the Company mutually agree.

     As soon as practicable on the closing date and after receipt of notice from the Company that we will immediately thereafter file a certificate of merger, MCC Acquisition Sub, a wholly owned subsidiary of MCC, will file a certificate of merger with the Secretary of State of the State of Delaware as a result of which it will be merged with and into CPI. CPI will survive the merger and will be wholly owned by MCC. We refer to this merger as the CPI merger. As a consequence of the CPI merger, MCC immediately prior to the Company merger will become the indirect holder of approximately 52% of the outstanding securities of the Company and, because the Class B common stock has ten votes per share, will own approximately 83% of the total voting power of the Company.

     Immediately following the CPI merger, MCC Merger Sub, a wholly owned subsidiary of CPI, as a result of the CPI merger, will file a certificate of merger with the Secretary of State of the State of Delaware as a result of which it will be merged with and into the Company. The Company will survive the merger and will be wholly owned by CPI. We refer to this merger as the merger or the Company merger. As a consequence of the CPI merger and the Company merger, MCC will become the indirect holder of 100% of our securities.

     The holders of a majority of the CPI shares have already entered into a voting agreement with MCC and Armkel requiring, in certain circumstances, such holders to approve the CPI merger. See "THE VOTING AGREEMENTS" beginning on page 71 for more information. You will not be voting on the CPI merger at the meeting. Similarly, CPI has entered into a voting agreement with MCC and Armkel requiring, in certain circumstances, CPI to approve the Company merger. See "THE VOTING AGREEMENTS" beginning on page 71. As a result of the CPI voting agreement, MCC will have enough votes to approve the asset sale and the merger at the meeting.

     You should also understand that the CPI merger, the Company merger and the asset sale are part of the same transaction. The completion of the Company merger is subject to certain conditions including completion of the CPI merger and the asset sale.

OUR OFFICERS AND DIRECTORS AND CPI DEVELOPMENT CORPORATION'S OFFICERS AND DIRECTORS FOLLOWING THE MERGERS

     Upon consummation of the CPI merger, the officers and directors of MCC Acquisition Sub will replace the current officers and directors of CPI. Similarly, upon consummation of the Company merger, the officers and directors of MCC Merger Sub will replace our current officers and directors.

PAYMENT FOR SHARES

     Each share of CPI common stock issued and outstanding immediately prior to the effective time of the CPI merger, other than CPI common stock owned by CPI or owned by stockholders exercising appraisal rights pursuant to Section 262 of the Delaware General Corporation Law, shall be canceled and converted into the right to receive, without interest, an amount in cash equal to $20.30, as such amount may be adjusted. See "ADJUSTMENT TO CPI MERGER CONSIDERATION AND COMPANY MERGER CONSIDERATION" below.

     Each Company Share issued and outstanding immediately prior to the effective time of the Company merger, other than Company Shares owned by CPI, the Company, MCC, or any direct or indirect subsidiary of the Company or MCC and Company Shares owned by stockholders exercising appraisal rights pursuant to
Section 262 of the Delaware General Corporation Law, shall be canceled and converted into the right to

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

receive, without interest, an amount in cash equal to $20.30 per Company Share, as such amount may be adjusted. See "ADJUSTMENT TO CPI MERGER CONSIDERATION AND COMPANY MERGER CONSIDERATION" below.

     Within one business day following the closing of the mergers, MCC will deposit, or cause to be deposited, with a paying agent selected by MCC (with the prior approval of CPI and us) amounts sufficient in the aggregate to provide each holder of common stock of CPI with $20.30 per share, subject to certain closing adjustments. Within one business day following the closing of the mergers, MCC or the Company will deposit, or cause to be deposited, with the paying agent amounts sufficient to provide each holder of Company Shares $20.30 per share, subject to certain closing adjustments.

     For information about your right to exercise appraisal rights, see the section entitled "THE TRANSACTIONS -- APPRAISAL RIGHTS" beginning on page 43.

     Promptly after the effective time of the CPI merger, MCC will cause to be mailed to each holder of record of CPI common stock a letter of transmittal and instructions for the surrender of share certificates to the paying agent for the merger consideration. Similarly, promptly after the effective time of the Company merger, the Company will cause to be mailed to each holder of record of Company Shares a letter of transmittal and instructions for the surrender of share certificates to the paying agent for the merger consideration. After surrendering to the paying agent for cancellation of a share certificate, together with a duly executed and properly completed letter of transmittal and all other documents and materials required by the paying agent to be delivered in connection therewith, CPI or the Company, as the case may be, will cause the holder of such share certificate to receive a check, or wire transfer for CPI stockholders only, in the amount equal to the appropriate merger consideration with respect to the shares represented by such certificate, after giving effect to any required tax withholdings. Each surrendered share will be cancelled. No interest will be paid or accrued on the merger consideration.

     In the event of a transfer of ownership of any Company Shares not registered in our transfer records, the merger consideration will be paid to the transferee if the certificate representing such Shares is presented to the paying agent, is properly endorsed or otherwise in proper form for transfer, and the transferee will pay all applicable stock transfer taxes or will furnish evidence that all applicable stock transfer taxes have been paid or are not applicable.

     The exchange fund with the paying agent terminates one hundred and eighty days following the closing. Thereafter, all holders are entitled to look to CPI or MCC subject to abandoned property, escheat or other similar laws, only as general creditors with respect to the cash payable upon due surrender of their certificates.

     If your stock certificate has been lost, stolen or destroyed, you will be entitled to obtain payment only by signing an affidavit and, if required by MCC, posting a bond in an amount sufficient to protect MCC against claims related to your share certificate.

ADJUSTMENT TO CPI MERGER CONSIDERATION AND COMPANY MERGER CONSIDERATION

     At least five days prior to closing, we will determine the net after-tax proceeds of the cash to be received by us from the asset sale. If the amount differs from our estimate of the net after-tax proceeds of the cash to be received by us from the asset sale as of *, 2001, the merger consideration to be received by each holder of CPI common stock and of Company Shares will be appropriately adjusted.

APPRAISAL RIGHTS

     If any dissenting stockholder is entitled to be paid the "fair value" of his or her shares, as provided in Section 262 of the Delaware General Corporation Law, CPI or the Company, as the case may be, will promptly notify MCC and MCC will have the right to participate in all negotiations and proceedings with respect to any demands. Neither CPI nor the Company can voluntarily make any payment with respect to, or settle or offer to settle, any demand for payment without the prior written consent of MCC. If any dissenting stockholder fails to perfect or effectively withdraws or loses the right to dissent, the shares held by that dissenting stockholder will be treated the same way as shares held by non-dissenting stockholders. See "THE
TRANSACTIONS -- APPRAISAL RIGHTS", beginning on page 43 for additional information on the exercise of appraisal rights.
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

OBLIGATIONS TO RECOMMEND THE TRANSACTION AND LIMITATIONS ON ACCEPTING ALTERNATIVE PROPOSALS

     Subject to its fiduciary obligations, the Company Board of Directors is obligated to recommend the approval of the transactions contemplated by the merger agreement to the Company stockholders, and the Company is obligated to take, in accordance with applicable laws and the Company's certificate of incorporation and bylaws, all actions necessary to convene a meeting of the stockholders to vote on the Company merger.

     The Company and its subsidiaries and their officers and directors are obligated not to and are obligated to cause their employees, agents or representatives not to:

     - initiate, solicit, encourage or otherwise facilitate any inquiry or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase or similar transaction involving:

        - more than 15% of the Company's consolidated assets primarily related to the consumer products business (a "Consumer Acquisition Proposal");

        - more than 15% of the Company's consolidated assets other than assets primarily related to the healthcare products business (a "Healthcare Acquisition Proposal"); or

        - more than 15% of the outstanding equity securities of the Company or more than 15% of each of the consolidated assets related to the consumer products business and the consolidated assets related to the healthcare products business (a "Company Acquisition Proposal"; and any of a Consumer Acquisition Proposal, a Healthcare Acquisition Proposal and a Company Acquisition Proposal, an "Acquisition Proposal");

     - engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any person or entity relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal (including by entering into any letter of intent or similar document or any contract, agreement or commitment with any person making such an Acquisition Proposal); or

     - approve, endorse or recommend any Acquisition Proposal.

     However, prior to the due adoption of the merger agreement by the Company stockholders, nothing contained in the merger agreement would prevent the Company or its directors, officers, agents or other representatives from:

     (A) complying with the Company's disclosure obligations under applicable laws;

     (B) providing information in response to a request for such information by a person or entity who has made an unsolicited bona fide written Acquisition Proposal if the Company Board of Directors receives from such person or entity an executed confidentiality agreement on terms substantially similar to the confidentiality agreement to which MCC and the Company are subject, relating to the transactions contemplated by the merger agreement, with the understanding that such agreements will not prohibit the making of any Acquisition Proposals;

     (C) engaging in any negotiations or discussions with any person or entity who has made an unsolicited bona fide written Acquisition Proposal or entering into an agreement with such person or entity solely with respect to the payment by such person or entity of the termination fees payable to MCC pursuant to the merger agreement or payable to Armkel pursuant to the asset purchase agreement;

     (D) approving, endorsing or recommending such an Acquisition Proposal to the Company stockholders (which, in the case of a Healthcare Acquisition Proposal or Company Acquisition Proposal, will be considered a withdrawal or modification of the recommendation of the merger agreement by the Company Board of Directors); or

     (E) following the termination of the asset purchase agreement by the Company as a result of the Company Board of Directors authorizing the Company to enter into a binding written agreement

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

         concerning a transaction that constitutes a Superior Proposal (other than with respect to a Healthcare Acquisition Proposal), entering into an agreement with a person who has made an unsolicited bona fide written Consumer Acquisition Proposal with respect to such Consumer Acquisition Proposal;

if and only to the extent that, (1) in each case referred to in (B), (C), (D) or
(E) above, the Company Board of Directors determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in light of such Acquisition Proposal and the terms of the merger agreement, be inconsistent with fiduciary duties of the directors under applicable Law and (2)
(x) in the cases referred to in (B) or (C) above, the Company Board of Directors determines in good faith (after consultation with a financial advisor) that taking the actions permitted pursuant to such clauses with respect to any Acquisition Proposal could reasonably be expected to result in a Superior Proposal, assuming such Acquisition Proposal were consummated and (y) in the case referred to in clauses (D) or (E) above, the Company Board of Directors determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal is a Superior Proposal.

     A Consumer Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by stock acquisition or otherwise) acquisition by a third party of all or substantially all of the consolidated assets of the Company primarily related to the consumer products business; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the mergers pursuant to the merger agreement, will be more favorable to the Company's stockholders from a financial point of view than the asset sale pursuant to the asset purchase agreement, taken together with the mergers and, for purposes of the determination to be made in clauses (D) or (E) above, in the good faith judgment of the Board of Directors of the Company, such transaction is reasonably likely to be financed by such third party.

     A Healthcare Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by merger, stock acquisition or otherwise) acquisition by a third party of the healthcare business; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the asset sale and the other transactions pursuant to the asset purchase agreement, will be more favorable to the Company's stockholders from a financial point of view than the mergers, taken together with the asset sale and such other transactions pursuant to the asset purchase agreement and, for purposes of the determination to be made in clauses (D) or (E) above, in the good faith judgment of the Company Board of Directors, such transaction is reasonably likely to be financed by such third party.

     A Company Acquisition Proposal is a "Superior Proposal" if:

     - the transaction (or series of transactions) pursuant to such Acquisition Proposal involves a third party unaffiliated with CPI acquiring, directly or indirectly, not less than a majority of the outstanding Company Shares (by merger, stock acquisition or otherwise) or acquiring directly or indirectly, all or substantially all of the consolidated assets of the Company;

     - such transaction (or series of transactions) is reasonably likely to be consummated; and

     - the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal will be more favorable to the Company's stockholders from a financial point of view than the combined effect of the asset sale pursuant to the asset purchase agreement and the mergers.

     The Company further agreed to immediately cease and terminate any existing activities, discussions or negotiations with anyone conducted before the date of the merger agreement with respect to any Acquisition Proposals, and to notify MCC immediately if the Company receives any inquiries, proposals or offers or any
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

such information is requested of the Company or any such discussions or negotiations are sought to be initiated or continued with any representatives of the Company.

     MCC and its affiliates agreed not to directly or indirectly, individually or as a group, enter into any agreement or arrangement with any party to the asset purchase agreement that would obligate any party to the asset purchase agreement to refuse or otherwise fail to cooperate with the Company and its representatives or obligate any party to the asset purchase agreement to oppose or otherwise act to thwart the Company's efforts to (1) negotiate with respect to a Healthcare Acquisition Proposal or (2) enter into a Healthcare Acquisition Proposal that is a Superior Proposal.

     Under certain circumstances MCC would be required to accept an alternative purchaser of the consumer products business.

MCC FINANCING

     MCC has agreed to use its reasonable best efforts to enter into definitive documentation with respect to the debt financing as provided for in the debt commitment letter on substantially the same terms reflected in the debt commitment letter, including using its reasonable best efforts to satisfy all conditions applicable to MCC in such definitive agreements. In the event any portion of the debt financing becomes unavailable, MCC will use its reasonable best efforts to obtain any such portion from alternative sources on substantially comparable terms, if available, or if not substantially comparable, on terms and conditions reasonably satisfactory to MCC.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains customary representations and warranties by CPI.

     The merger agreement contains customary representations and warranties (which do not survive the closing) by the Company, including that:

     - except for actions contemplated by the merger agreement and except as reflected, reserved or otherwise disclosed in the Company's financial statements, since March 31, 2000, the Company and its subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of business and there has not been (1) any change in the financial condition, business or results of operations of the Company and its subsidiaries that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect; (2) certain actions taken by the Company or its subsidiaries during the period from March 31, 2000 through May 7, 2001, that would constitute a breach of certain sections of the merger agreement; or (3) any action taken by the Company or its subsidiaries during the period from March 31, 2000 through May 7, 2001, making any tax election or permitting any insurance policy naming it as a beneficiary or loss payable payee to be canceled or terminated, in each case, except in the ordinary and usual course of business.

     The merger agreement also contains customary representations and warranties by MCC, MCC Acquisition Sub and MCC Merger Sub (which do not survive the closing), including that:

     - there is no capital ownership in the Company or in CPI by MCC or any of its subsidiaries;

     - MCC has executed and delivered the debt commitment letter from Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. to provide to MCC (or to MCC Acquisition Sub or MCC Merger Sub or another subsidiary of
       MCC), subject to the terms and conditions thereof, the amount of debt financing set forth in the debt commitment letter that when funded, along with the investors' equity contributions (as described in the next paragraph) will provide MCC with the funds necessary to consummate the mergers and pay all fees, expenses and costs in connection with negotiation, execution and performance of the merger agreement by MCC, MCC Merger Sub and MCC Acquisition Sub. MCC has furnished copies of such debt commitment letter to the Company and CPI; and

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

     - MCC and MCC Merger Sub represent that no less than $278 million of the total financing, to be incurred in connection with the Company merger will consist of contributions from MedPointe Capital Partners, L.L.C. of at least $10 million in equity, Carlyle Partners III, L.P. of at least $134 million in equity and a group comprised of Cypress Merchant Banking Partners II L.P., 55th Street Partners II L.P. and Cypress Merchant Banking II C.V. of at least $134 million in equity.

     The representation of the Company, MCC, MCC Acquisition Sub and MCC Merger Sub are generally qualified by a materiality qualifier.

COVENANTS

  Conduct of Business between Signing and Closing and other Covenants

     The Company has agreed that during the period from the date of the merger agreement until the closing of the Company merger, the Company will, and will cause its subsidiaries to take or refrain from taking certain actions, including:

     - to operate its business or the business of its healthcare subsidiaries only in the ordinary course of business consistent with past practice;

     - to afford MCC access, subject to certain limitations, to the Company's properties and documents during the period prior to closing;

     - not authorize any new commitments for taurolidine spending which are, in the aggregate, in excess of $500,000, excluding contractual commitments we made prior to the date of the merger agreement with respect to pre-clinical work or clinical studies; and

     - not effectuate a "plant closing" or "mass layoff," as those terms are defined in WARN or any state or local law, affecting in whole or in part any site of employment, facility, operating unit or employee.

     CPI has also agreed to take or refrain from certain actions during the period from the date of the merger agreement until the effective time of the CPI merger.

     The Company further agreed to cooperate with MCC and use its commercially reasonable efforts to get Soma products qualified for production at the Company's Decatur, Illinois facility, to increase the production of certain Soma products at the Company's Cranbury, New Jersey facility, and to increase the Company's inventory levels of certain materials used to make Soma products.

     In addition, all parties to the merger agreement have agreed to cooperate with each other and to use their respective reasonable best efforts (including obtaining any necessary or advisable consents and approvals from any third party or governmental entity) to consummate the mergers and the asset sale as promptly as practicable.

  Asset Purchase Agreement

     We cannot amend or modify the asset purchase agreement or the ancillary agreements or grant any waiver with respect to the asset purchase agreement or the ancillary agreements in a manner that materially and adversely affects MCC or us. We cannot terminate the asset purchase agreement by mutual consent without the prior consent of MCC, which shall not be unreasonably withheld, delayed or conditioned, or terminate the asset purchase agreement to accept a Consumer Acquisition Proposal unless such proposal is with a substitute assets buyer that constitutes a substitute asset purchase agreement.

     MCC, MCC Merger Sub and MCC Acquisition Sub will cooperate with us in causing the closing contemplated by the asset purchase agreement and the closing contemplated by the merger agreement to occur and be effected on the same date and the closing contemplated by the merger agreement to immediately follow the closing contemplated by the asset purchase agreement.

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  Employee Benefit Matters

     We agreed, among other things, to:

     - take any necessary actions, including seeking any required employee consents, so that each option, whether vested or unvested, will be canceled and each deferred stock award outstanding under the 1996 Long Term Incentive Plan will be fully vested and canceled at the closing date, with the holder of each option receiving at closing an amount of cash equal to the amount, if any, by which the merger consideration exceeds the exercise price of that option, and with the holder of each deferred stock award receiving an amount in cash equal to the merger consideration, less any applicable tax withholding; and

     - make other predetermined payments pursuant to individual change in control agreements and executive employment agreements to other selected employees at the closing, subject to such select employees signing a release of claims against the Company and its affiliates.

     MCC agreed, among other things, to:

     - provide employees of the Company (excluding employees of the consumer products business, employees of non-US subsidiaries and the employees covered by a collective bargaining agreement) with benefits under the employee benefit plans that are no less favorable in the aggregate than the benefits currently provided by the Company until at least June 30, 2002, excluding the plans specified in the merger agreement;

     - pay to the healthcare employees specified in the merger agreement a payment equal to a pro rata portion of the employee's target bonus for the period from April 1, 2001 until the closing date on the earlier of the termination of employment (other than a termination by the Company for cause) or the date of payment of bonuses for fiscal year 2002;

     - provide each employee of the Company (excluding employees of the consumer products business, employees of non-US subsidiaries and the employees covered by a collective bargaining agreement) with full credit for all prior service credited before the closing date for purposes of eligibility, vesting, vacation entitlement and severance benefits to the same extent provided under our plans under all compensation and benefit plans of MCC or its subsidiaries (except to the extent such credit would cause duplication of benefits); and

     - provide severance pay to all healthcare employees not covered by collective bargaining agreements in accordance with the Company's change in control severance plan, and provide other benefits to healthcare employees. See "THE TRANSACTIONS -- INTERESTS OF CARTER-WALLACE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTIONS" beginning on page 40.

  Expenses

     The surviving company will pay all charges and expenses, including those of the paying agent and any transfer taxes, conveyance taxes and sales taxes, if any, payable in connection with the consummation of the mergers. Whether or not the mergers are consummated, all costs and expenses incurred in connection with the merger agreement and the mergers and the other transactions contemplated by the merger agreement will be paid by the party incurring that expense, except if the Company terminates the merger agreement by reason of the termination of the asset purchase agreement as a consequence of certain financial statements delivered to Armkel under the asset purchase agreement reflecting (1) a material adverse change to the financial position of the purchased assets and assumed liabilities as of March 31, 2001 in comparison to their financial position as of March 31, 2000, or (2) certain specified results of operations targets not being met, and the Company reimburses the expenses of Armkel (up to $2.5 million) as required under the asset purchase agreement in connection with such circumstances, then the Company must pay the expenses incurred by MCC in connection with the merger agreement and the other transactions contemplated by the merger agreement up to a maximum of $2.5 million.

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

  Indemnification; D&O Insurance

     Each of our current and former subsidiaries' present and former directors, officers, employees and agents will be indemnified and held harmless, to the fullest extent permitted under applicable law, against any reasonable costs incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the effective time of the Company merger, including the asset sale, the mergers and the other transactions contemplated by the asset purchase agreement and the merger agreement. The Company's existing directors' and officers' liability insurance will be maintained with existing policy limits for six years after closing. MCC however, will not be required to pay premiums which on an annual basis exceed 200% of the current annual premium of such policies. Prior to the effective time of the Company merger, the Company may also, with the consent of MCC, purchase insurance coverage extending the Company's directors' and officers' liability insurance in effect at the date of the merger agreement for a period of six years, provided that the aggregate premium payable for such insurance shall not exceed 250% of the last annual premium paid for such coverage to the date of the merger agreement.

CONDITIONS TO CLOSING

  Conditions of Each Party

     The obligation of each party to effect the mergers is subject to the satisfaction or waiver of the following conditions:

     - the closing contemplated by the asset purchase agreement;

     - the completion of the CPI recapitalization;

     - adoption of the merger agreement by our stockholders;

     - the waiting periods applicable to the consummation of the mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated and all other material consents or approvals shall have been obtained, except those that the failure to make or to obtain are not, individually or in the aggregate, reasonably likely to have a material adverse effect; and

     - no court or other governmental entity shall have enacted, issued, promulgated, enforced or entered any order restraining, enjoining or otherwise prohibiting consummation of either merger.

  Conditions of MCC Acquisition Sub and MCC Merger Sub

     The obligations of MCC Acquisition Sub and MCC Merger Sub are subject to the satisfaction or waiver of the following conditions:

     - the Company's representations and warranties are true and correct (except where the failure to be true and correct has not had and is not reasonably likely to have a material adverse effect on the Company, provided that the Company's representations and warranties as to capital structure are true and correct in all material respects and are not qualified by any reference to material adverse effect) as of the date of the merger agreement and as of the closing date (unless any such representation or warranty refers to an earlier date, in which case such representation or warranty must be true and correct as of such earlier date);

     - CPI's representations and warranties are true and correct (except where the failure to be true and correct has not and is not reasonably likely to have a material adverse effect on CPI as of the date of the merger agreement and as of the closing date);

     - CPI and the Company shall have performed in all material respects the obligations required to be performed by them under the merger agreement at or prior to the closing of the merger agreement;

     - the parties to the asset purchase agreement and the merger agreement and their financing sources have executed and delivered to each other an agreement that all conditions (with certain exceptions) to the

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       closings under the asset purchase agreement or the merger agreement, as applicable to each party, and all conditions to the extension of financing, have been satisfied or waived;

     - MCC shall have received the financing proceeds;

     - no governmental entity shall have instituted any suit, action or proceeding that remains pending seeking to restrain or prohibit the consummation of either merger (an "Injunctive Action"), and no person or entity shall have instituted any suit, action or proceeding before any U.S. court of competent jurisdiction that remains pending, except for any Injunctive Action or any other such suits, actions or proceedings that are not, individually or in the aggregate, reasonably likely to have a material adverse effect; and

     - certain shareholders of CPI shall have executed and delivered to MCC a fund agreement as described in the CPI indemnification agreement, under which $35 million of the merger consideration to be received by the stockholders of CPI will be put into escrow to be used to reimburse MCC for certain losses, if any, it may incur in connection with the transactions.

  Conditions of CPI and the Company

     The obligations of CPI and the Company are subject to the satisfaction or waiver of certain conditions, including:

     - the representations and warranties of MCC, MCC Acquisition Sub and MCC Merger Sub are true and correct (except where the failure to be true and correct is not reasonably likely to prevent, materially delay or impair the validity of either merger) as of the date of the merger agreement and as of the closing date (unless any such representation or warranty refers to an earlier date, in which case such representation or warranty must be true and correct as of such earlier date);

     - each of MCC Acquisition Sub and MCC Merger Sub shall have performed in all material respects the obligations required to be performed by them under the merger agreement at or prior to the closing of the merger;

     - the parties to the asset purchase agreement and the merger agreement and their financing sources have executed and delivered to each other an agreement that all conditions (with certain exceptions) to the closings under the asset purchase agreement or the merger agreement, as applicable to each party, and all conditions to the extension of financing, have been satisfied or waived; and

     - our Board of Directors shall have received an opinion as to solvency matters relating to the Company and its subsidiaries and to MCC and its subsidiaries before and after giving effect to the transactions contemplated by the merger agreement and the asset purchase agreement, including the incurrence of indebtedness related thereto.

TERMINATION

  Termination by Mutual Consent

     The merger agreement may be terminated by mutual consent of the Company and MCC and the mergers may be abandoned at any time before the CPI merger.

  Termination by Either MCC or the Company

     The merger agreement may also be terminated by either the Company or MCC and the mergers may be abandoned at any time before the CPI merger if:

     - the mergers are not consummated by October 31, 2001 (except that this ability to terminate is not available to a party that has materially breached its obligations in a manner that contributed to the failure of the transactions to be consummated);

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     - approval of the merger agreement and the transactions contemplated thereunder by the Company's stockholders is not obtained; or

     - a court or governmental agency shall have enacted, issued, promulgated, enforced or entered any order restraining, enjoining or otherwise prohibiting the completion of either merger.

  Termination by the Company

     The Company may terminate the merger agreement and abandon the mergers at any time prior to the CPI merger if:

     - prior to the effectiveness of the stockholders' approval (1) the Company's Board authorizes the Company, subject to complying with the terms of the merger agreement, to enter into a binding written agreement concerning a Healthcare Acquisition Proposal or a Company Acquisition Proposal constituting a Superior Proposal, and the Company notifies MCC that it intends to enter into such an agreement, (2) MCC does not make, within three business days of receipt of such Company notification, an offer that the Company's Board determines, in good faith after consultation with its financial advisors, to be at least as favorable, from a financial point of view, to the Company stockholders as the Superior Proposal covered by such agreement, and (3) the Company, upon such termination, pays to MCC all fees required to be paid under the merger agreement;

     - MCC, MCC Acquisition Sub or MCC Merger Sub has materially breached any of its representations, warranties, covenants or agreements which are not curable or, if curable, are not cured within 30 days after the Company gives written notice of such breach, and, as a result of such breach, certain conditions would not be satisfied at the closing; or

     - (1) the asset purchase agreement has been terminated in accordance with the terms thereof and the terms of the merger agreement that relate to MCC's consent to terminate the asset purchase agreement (which is required under certain circumstances) other than to enter into a binding written agreement concerning a Consumer Acquisition Proposal that constitutes a Superior Proposal which Armkel has not matched with a comparable offer and, as a result of which, the Company has paid the applicable termination fee to Armkel or (2) within 10 business days after the termination of the asset purchase agreement to enter into such binding written agreement concerning a Consumer Acquisition Proposal, the Company has not entered into a new agreement with respect to a Consumer Acquisition Proposal that MCC, MCC Acquisition Sub and MCC Merger Sub are required to accept as a substitute asset purchase agreement under the merger agreement.

     - the asset purchase agreement is terminated as a consequence of certain financial statements delivered to Armkel under the asset purchase agreement reflecting (1) a material adverse change to the financial position of the purchased assets and assumed liabilities as of March 31, 2001 in comparison to their financial position as of March 31, 2000 or
       (2) certain specified results of operations targets not being met, and the Company (x) reimburses Armkel for its expenses (up to $2.5 million) as required under the asset purchase agreement in connection with such circumstances and (y) reimburses MCC for its expenses (up to $2.5 million) as required under the merger agreement in connection with such circumstances.

  Termination by MCC Acquisition Holdings

     MCC may terminate the merger agreement and abandon the mergers at any time prior to the CPI Merger if:

     - the Company Board of Directors has withdrawn or adversely modified its approval or recommendation of the merger agreement or, after an Acquisition Proposal (other than a Consumer Acquisition Proposal) has been made, failed to reconfirm its recommendation of the merger agreement within 10 business days after a written request by MCC to do so;

     - the Company did not recommend the mergers in this proxy statement;

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     - the Company or CPI has materially breached any of its representations, warranties, covenants or agreements which are not curable or, if curable, are not cured within 30 days after MCC gives written notice of such breach and as a result of such breach certain conditions would not be satisfied at the closing;

     - (1) the asset purchase agreement is terminated in accordance with the terms thereof (other than to enter into a binding agreement concerning a Consumer Acquisition Proposal that constitutes a Superior Proposal which Armkel has not matched with a comparable offer and, as a result of which, the Company has paid the applicable termination fee to Armkel) or (2) within 10 business days after the termination of the asset purchase agreement under the section permitting termination to enter into such Superior Proposal, the Company has not entered into a new agreement with respect to a Consumer Acquisition Proposal that MCC, MCC Acquisition Sub and MCC Merger Sub are required to accept as a substitute asset purchase agreement pursuant to the merger agreement;

EFFECT OF TERMINATION AND ABANDONMENT

     The Company must pay MCC a termination fee of $15 million and the expenses incurred by MCC, MCC Acquisition Sub or MCC Merger Sub in connection with the merger agreement up to a maximum amount of $5 million if:

     - the Company terminates the merger agreement because:

        - prior to the effectiveness of the stockholders vote, the Company's Board authorizes it to enter into a binding written agreement concerning a Healthcare Acquisition Proposal or a Company Acquisition Proposal that constitutes a Superior Proposal and MCC does not make, within three business days of receipt of the Company's notification of such intention, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the Company's stockholders as such Superior Proposal;

     - MCC terminates the merger agreement because:

        - the Company's Board has withdrawn or adversely modified its approval or recommendation of the merger agreement or, after a Company Acquisition Proposal or a Healthcare Acquisition Proposal has been made, failed to reconfirm its recommendation of the merger agreement within 10 business days after a written request by MCC to do so;

        - the Company's Board did not recommend the mergers in this proxy statement; or

        - the Company or CPI has materially breached any of its representations, warranties, covenants or agreements which are not curable or, if curable, are not cured within 30 days after MCC gives written notice of such breach, and as a result of such breach certain conditions would not be satisfied at the closing; or

     - either party terminates the merger agreement because the Company failed to obtain stockholders' approval of the merger agreement and the transactions contemplated thereby upon a vote taken at the stockholders' meeting if at the time of such vote the CPI voting agreement has not terminated by reason of appraisal rights having been exercised with respect to more than 30% of the Company common stock and Class B common stock, taken together, outstanding immediately prior to the stockholder vote on the Company merger -- and in the case that the voting agreement has terminated at such time and in such circumstances, the Company will not be obligated to pay the $15 million plus up to $5 million referred to above, but must instead pay the reasonable expenses incurred by MCC, MCC Acquisition Sub or MCC Merger Sub in connection with the merger agreement, up to a maximum amount of $5 million.

     If the asset purchase agreement is terminated under certain circumstances or the merger agreement is terminated in certain other circumstances by reason of the termination of the asset purchase agreement, the Company shall pay the expenses incurred by MCC in connection with the merger agreement up to a
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maximum amount of $2.5 million. Such payment will be credited against certain other fees if they are also payable by the Company under the merger agreement upon such termination.

     In addition, if the merger agreement is terminated for any reason, MCC must promptly return to the Company all written information related to the healthcare business and all copies or summaries of such information furnished by the Company, and must not use or disclose such information for any purpose or make it available to anyone.

     The Company's payment of the termination fees and expenses described above are the sole and exclusive remedies of MCC, MCC Acquisition Sub or MCC Merger Sub against the Company for breaches of any covenant or agreement contained in the merger agreement.

AMENDMENT AND WAIVER

     The merger agreement may be amended at any time prior to the CPI merger effective time only by written agreement of MCC and us. Any party may waive the conditions to each of that party's obligations to consummate the merger. Any such waiver may be made in whole or in part to the extent permitted by applicable law.

SOURCE OF FUNDS

     MedPointe Capital Partners, L.L.C. has agreed in a commitment letter to provide $10 million of equity to MCC to be used to complete the mergers. The obligation to provide funds is subject to the satisfaction of the conditions to the debt financing (described below).

     Carlyle Partners III, L.P. has agreed in a commitment letter to provide $134 million of equity to MCC to be used to complete the mergers. The obligation to provide funds is subject to the satisfaction of the conditions to the debt financing (described below).

     Cypress Merchant Banking Partners II L.P., 55th Street Partners II L.P. and Cypress Merchant Banking II C.V. have agreed in a commitment letter to provide $134 million of equity to MCC to be used to complete the mergers. The obligation to provide funds is subject to the satisfaction of the conditions to the debt financing (described below).

     Bear, Stearns & Co. Inc., and Bear Stearns Corporate Lending Inc. have agreed in a commitment letter to provide, directly and by obtaining funds from other lenders, up to $225 million of debt financing to MCC to be used to complete the mergers. The obligation of the lenders to provide funds is subject to the satisfaction of a number of conditions, including conditions relating to
(a) the absence of any material adverse effect on MCC or the Company (including the prospects of the Company and including the ability of the lenders to lend the funds), (b) the absence of any inconsistent information with that previously provided to lenders, (c) the absence of any material adverse change in financial, banking or capital market conditions that could, in lenders' good faith judgement, materially adversely impair the syndication or the funding of the financing, (d) there being no competing arrangement of debt securities or bank financing for MCC or the Company, (e) the execution of satisfactory definitive syndicated financing documents prior to October 31, 2001, (f) the merger agreement and asset purchase agreement being in full effect, (g) there being at least 45 days to syndicate before closing, (h) the execution of certain senior credit documents, (i) the equity contributions having been made (described above), (j) no material adverse litigation, (k) the lender's receipt of satisfactory environmental reports on the Company, (l) the lender's receipt of, and review of, satisfactory financial statements prior to closing, (m) the likelihood of certain future financial figures being true, (n) obtaining all material governmental and third party approvals, (o) delivery of certain legal opinions, (p) lenders having been paid any fees then due to them, (q) the conditions under the merger agreement and asset purchase agreement having been satisfied, and (r) such other conditions as are customary for similar financings.

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                            THE ANCILLARY AGREEMENTS

     The following description of the ancillary agreements does not purport to be complete and is qualified in its entirety by reference to the ancillary agreements, copies of which are attached hereto as Exhibits A, B, C, D, E, F, G and H to the asset purchase agreement, a copy of which is attached hereto as Appendix A. The execution and delivery of the ancillary agreements do not require stockholder approval. The description of the ancillary agreements included in this proxy statement is for informational purposes only.

     At the closing of the asset sale, the Company and Armkel will enter into the following agreements which will not become effective until the closing has occurred:

INDEMNIFICATION AGREEMENT

     Under the indemnification agreement, Armkel has agreed to indemnify the Company and each of its subsidiaries and affiliates and each of their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns for any liabilities incurred by such persons and entities to the extent (1) arising out of or relating to any suit, action or proceeding by or before any governmental entity challenging the validity or legality of the transactions contemplated by the merger agreement or the asset purchase agreement (other than any such action relating to competition, antitrust or similar matters) or in respect of claims by shareholders of the Company or CPI exercising appraisal rights under applicable law with respect to such contemplated transactions, or (2) such liabilities are assumed liabilities under the asset purchase agreement. However, in relation to the indemnification referred to in clause (1) above, Armkel shall only be responsible for 60 percent of such liabilities.

     The Company has agreed to indemnify Armkel, each of its subsidiaries and affiliates and each of their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns for any liabilities incurred by such persons and entities, to the extent such liabilities are excluded liabilities under the asset purchase agreement.

     The indemnification agreement contains certain specified procedures setting forth how the parties will assert and resolve claims brought thereunder.

     The term of the indemnification agreement is not limited by the contract.

INSURANCE CLAIMS AGREEMENT

     Under the insurance claims agreement, the Company and Armkel have agreed to use reasonable efforts to ensure that insurance proceeds received with respect to any excluded assets or excluded liabilities under the asset purchase agreement are paid to the Company and insurance proceeds received with respect to any purchased assets or assumed liabilities under the asset purchase agreement are paid to Armkel. The Company and Armkel agree to use reasonable efforts to ensure that claims to which the Company has retained rights of reimbursement or subrogation are transferred to the Company and insurance claims relating to the purchased assets under the asset purchase agreement are transferred to Armkel.

     The term of the insurance claims agreement is not limited by the contract.

DECATUR MANUFACTURING AGREEMENT

     Under the Decatur Manufacturing Agreement, the Company has agreed to manufacture certain specified products for Armkel at the Decatur, Illinois manufacturing and distribution facility in an amount to reflect Armkel's best estimates of its production requirements. Armkel will purchase these manufactured products at an agreed-upon price representing the cost to the Company of production plus a specified additional amount. The Company will use Armkel's equipment, if any, in the manufacture of such products. Armkel agrees to use its reasonable best efforts to transfer any of its equipment from the Decatur, Illinois manufacturing and distribution facility to another facility as soon as practicable after the closing of the asset sale.

     The Company and Armkel have agreed to customary indemnification procedures.

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     The term of the Decatur Manufacturing Agreement is twenty-four months from closing. Under certain circumstances, the agreement may be terminated at an earlier date.

TRANSITION SERVICES AGREEMENT

     Under the transition services agreement, Armkel has agreed to (1) make available to the Company to perform at the Company's direction, certain employees of Armkel covered by collective bargaining agreements to enable the Company to perform certain production and quality control services on behalf of the Company and (2) provide certain transitional services to the Company at certain Armkel facilities, including Cranbury and Dayton, New Jersey, which transitional services include, among other services, distribution and human resources services. The Company will pay for such services based on a combination of certain specified fees and calculations. Armkel and the Company have agreed to apportion certain other costs associated with employees. The Company has agreed to provide certain information technology services to Armkel at the Cranbury facilities of the Company for similarly calculated fees and apportioned costs.

     The term of the transition services agreement is concurrent with the Cranbury facilities sharing agreement and lease, although certain services terminate earlier.

     The Company and Armkel have agreed to customary indemnification procedures.

CRANBURY FACILITIES SHARING AGREEMENT AND LEASE

     Under the Cranbury facilities sharing agreement and lease, Armkel has agreed to lease real property in the Cranbury, New Jersey manufacturing plant to the Company at a certain monthly rent, escalating over the terms of the agreement.

     The Company and Armkel have agreed to customary indemnification procedures.

     The initial term of the Cranbury facilities sharing agreement and lease is two years from the closing. There are certain extension options.

     Within a certain period following the expiration of the initial term, the Company has an option to purchase the real property at a price to be determined pursuant to a certain agreed upon procedure.

CONSUMER PRODUCTS TRANSITIONAL TRADEMARK LICENSE AGREEMENT

     The Company has agreed to license certain specified trademarks, service marks and logos to Armkel on a royalty-free, non-exclusive basis.

     The Company and Armkel have agreed to customary indemnification procedures.

     The term of the transitional trademark license is 180 days following the closing. There are certain provisions for extensions of the term.

COMPANY PATENT LICENSE AGREEMENT

     Armkel has agreed to irrevocably license certain specified patents to the Company on a royalty-free, exclusive basis. Armkel has also agreed to grant an irrevocable license to related know-how on a royalty-free, non-exclusive basis.

     The Company and Armkel have agreed to certain procedures setting forth how the parties will assert and resolve infringement claims against third parties.

     The Company and Armkel have agreed to customary dispute resolution and indemnification procedures.

     The term of each license under the patent license is for the life of each patent licensed under the agreement.

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                             THE VOTING AGREEMENTS

THE CPI VOTING AGREEMENT AND THE CPI STOCKHOLDERS VOTING AGREEMENT


     This is a summary of the material provisions of the CPI voting agreement and the CPI stockholders voting agreement, copies of which are attached as Appendix H and I to this proxy statement, respectively. You should refer to the full text of the CPI voting agreement and the CPI stockholders voting agreement for details, terms and conditions of the voting agreements.


GENERAL

     On May 7, 2001 at the same time as the merger agreement and the asset purchase agreement were entered into, CPI and certain stockholders of CPI (the "CPI Shareholders") entered into two voting agreements (the CPI voting agreement and the CPI stockholders voting agreement), under which, among other things, CPI and the CPI Shareholders (1) agreed to vote (or cause to be voted) their Company Shares, in the case of CPI, or their CPI shares, in the case of CPI Shareholders, (a) in favor of the approval of the transactions contemplated by the merger agreement, and the merger agreement, (b) in favor of the approval of the asset sale and the related transactions, (c) against certain other acquisition proposals and (d) against any amendment of the certificate of incorporation or by-laws of CPI (in the case of the CPI stockholders voting agreement) or the Company (in the case of the CPI voting agreement) which would prevent or materially interfere with or delay the transactions contemplated by the merger, the merger agreement, the asset sale, or the asset purchase agreement and (2) irrevocably granted to and appointed MCC and Armkel and certain of their designees, CPI's or such CPI Shareholders' proxy and attorney-in-fact to vote CPI's or such CPI Shareholders' shares of stock for the same purposes.

     CPI and the CPI Shareholders have agreed not to transfer or pledge their Company Shares or CPI shares, respectively, except for the actions contemplated by the voting agreements.

TERMINATION

     The CPI voting agreement terminates on the earliest of (1) the Company merger, (2) the termination of both the merger agreement and the asset purchase agreement, and (3) the time (if any) at which the aggregate number of Company common stock and Class B common stock, taken together, with respect to which appraisal rights have been exercised and properly perfected under Section 262 of the DGCL exceeds 30% of the aggregate number of Company common stock and Class B common stock outstanding immediately prior to the Company's stockholders' vote on the mergers. The CPI voting agreement terminates only with respect to MCC on the earlier of (1) the Company merger and (2) the termination of the merger agreement. The CPI voting agreement terminates only with respect to Armkel upon the earlier of (1) the consummation of the asset sale and (2) the termination of the asset purchase agreement.

     The CPI stockholders voting agreement terminates on the earlier of (1) the effective time of the CPI merger and the termination of both the merger agreement and the asset purchase agreement and (2) the termination of the CPI voting agreement (including any termination as a result of exceeding the appraisal rights exercise limit described above). The CPI stockholders voting agreement terminates with respect to MCC (but not with respect to Armkel) on the earlier of (1) the effective time of the CPI merger and (2) the termination of the merger agreement. The CPI stockholders voting agreement terminates with respect to Armkel on the earlier of (1) the consummation of the asset sale and
(2) the termination of the asset purchase agreement.

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                       THE CPI INDEMNIFICATION AGREEMENT


     This is a summary of the material provisions of the CPI indemnification agreement, a copy of which is attached as Appendix J to this proxy statement. You should refer to the full text of the CPI indemnification agreement for details, terms and conditions of the indemnification agreement.


GENERAL

     On May 7, 2001 at the same time as the merger agreement and the asset purchase agreement were entered into, certain CPI stockholders (the "CPI Shareholders") entered into the CPI indemnification agreement with MCC, under which, among other things, following the CPI merger the CPI Shareholders will
(1) severally (but not jointly) indemnify MCC and certain related parties from all damages suffered by such parties in relation to any breach by CPI of the merger agreement (or related documents to which it is a party), subject to certain exceptions and limitations, in an amount equal to the CPI Shareholder's percentage share of the merger consideration received by the CPI Shareholders and (2) severally (but not jointly) indemnify MCC and certain related parties for all damages suffered by such parties in relation to the exercise of appraisal rights with respect to the Company merger or the CPI merger under
Section 262 of the DGCL, in an amount equal to the CPI Shareholder's percentage share of the merger consideration received by the CPI Shareholders up to a total amount of 40% of all such damages, unless the total amount of such damages exceeds $33,333,333.33 in which case the CPI Shareholders will be responsible for 100% of such damages in excess of that amount.

     In the CPI indemnification agreement, the parties agreed to enter into an agreement with a commercial or trust company bank to place $35 million of the merger consideration payable to the CPI Shareholders in escrow in order to satisfy any CPI Shareholders' obligations to pay damages under the CPI indemnification agreement.

     The CPI Shareholders have also agreed following the CPI merger to severally (but not jointly) indemnify MCC and certain related parties from certain taxes relating to CPI which may be imposed on such parties.

     In addition, the CPI Shareholders agreed to waive all claims and causes of action that they may have against CPI, the Company or certain related parties arising from the merger agreement, the asset purchase agreement or the transactions contemplated thereby.

TERMINATION

     The CPI indemnification agreement terminates (1) as to the representations and warranties of CPI contained in the merger agreement, with certain exceptions, 18 months after the Company merger and (2) as to the damages relating to the exercise of appraisal rights, until the appraisal claims may no longer be made under applicable law.

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                            OWNERSHIP OF THE COMPANY

     As used in this proxy statement, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (that is, the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this proxy statement, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date through the exercise of an option or similar right or otherwise and of any security held in the name of such person's spouse or minor children.

     As of the record date, the only persons known to the Company who beneficially owned more than 5% of either the outstanding shares of common stock or the outstanding shares of Class B common stock were CPI and its directors and stockholders and certain parties that have entered into voting agreements with CPI, Mario J. Gabelli and Marc J. Gabelli and various entities directly or indirectly controlled by them or for which one of them acts as chief investment officer. As discussed above, certain parties have entered into a voting agreement with CPI that provides them with limited voting rights in respect of the common stock and Class B common stock held by CPI in connection with the transactions described in this proxy statement.

     Pursuant to the CPI voting agreement, CPI has agreed to vote the shares of common stock and Class B common stock held by CPI in favor (or cause their shares to be voted in favor) of the approval of the asset sale and the Company merger, except in certain circumstances. See "THE VOTING AGREEMENTS -- THE CPI VOTING AGREEMENT AND THE CPI STOCKHOLDERS VOTING AGREEMENT" beginning on page 71.

     Except as described above, the table below sets forth certain information as to shares of common stock and Class B common stock beneficially owned as of the record date (unless otherwise noted) by persons who beneficially own more than 5% of either class and by all directors and executive officers of the Company. Such ownership information is based upon information furnished by such persons. Except as otherwise indicated, such persons have sole voting and investment power with respect to such shares.

                                                                             CLASS B
                                                COMMON        PERCENT OF      COMMON      PERCENT OF
NAME AND ADDRESS                                STOCK          CLASS(1)       STOCK        CLASS(1)
----------------                              ----------      ----------    ----------    ----------
The CPI Development Corporation.............  11,754,000(2)     35.12%      11,754,000(2)   96.17%
  103 Springer Building
  3411 Silverside Road
  Wilmington, Delaware 19810
Mario J. Gabelli and Marc J. Gabelli........   8,088,911(3)     24.17%
  One Corporate Center
  Rye, New York 10580-1434
Henry H. Hoyt, Jr...........................  13,236,759(4)(5)   38.34%     11,785,500(4)   96.43%
  1345 Avenue of the Americas
  New York, New York 10105
Richard L. Cruess, M.D......................  11,763,300(4)     35.15%      11,763,300(4)   96.25%
  1110 Pine Avenue West
  Montreal, H3A 1A3
  Quebec, Canada
Suzanne H. Garcia...........................  11,773,800(4)     35.18%      11,776,800(4)   96.36%
  P.O. Box 5040
  Santa Fe, New Mexico 87502
T. Rosie Albright...........................     186,538(5)
David M. Baldwin............................       3,000
Thomas G. Gerstmyer.........................      58,355(5)
Scott C. Hoyt...............................         324
Ralph Levine................................     535,977(5)      1.58%
Herbert M. Rinaldi..........................       9,000
Donald J. Stack.............................          --
Paul A. Veteri..............................     498,412(5)      1.47%

                                                                             CLASS B
                                                COMMON        PERCENT OF      COMMON      PERCENT OF
NAME AND ADDRESS                                STOCK          CLASS(1)       STOCK        CLASS(1)
----------------                              ----------      ----------    ----------    ----------
All directors and executive officers of the
  Company as a group (22 persons)...........  15,512,329(4)(5)   42.40%     11,799,600(4)   96.54%

---------------
(1) Ownership percentages representing less than one percent of the class outstanding have been omitted.

(2) Subject to the CPI voting agreement.

(3) Based solely upon information contained in Amendment No. 23 to Schedule 13D filed with the Securities and Exchange Commission on May 17, 2001. The shares are beneficially owned by Mario J. Gabelli and Marc J. Gabelli and various entities that they directly or indirectly control or for which one of them acts as chief investment officer.

(4) Includes the number of shares of common stock and of Class B common stock, as the case may be, owned of record by CPI as to which Henry H. Hoyt, Jr., Richard L. Cruess, M.D., and Suzanne H. Garcia are deemed to have shared beneficial ownership by virtue of their relationships with CPI. Also includes 9,000 shares of common stock and 9,000 shares of Class B common stock held in trust under the will of Kate Good Orcutt; Henry H. Hoyt, Jr. and Suzanne H. Garcia are trustees and beneficiaries of the trust and Richard L. Cruess, M.D., is a trustee of the trust and, as such, are deemed to have shared beneficial ownership of such shares. Henry H. Hoyt, Jr., Richard L. Cruess, M.D., and Suzanne H. Garcia each disclaim beneficial ownership of the shares or common stock and Class B common stock owned by CPI and such trust.

(5) Includes 1,059,625 shares of common stock for Henry H. Hoyt, Jr., 163,819 shares for T. Rosie Albright, 58,355 shares for Thomas G. Gerstmyer, 489,833 shares for Ralph Levine, 450,279 shares for Paul A. Veteri, respectively, and 3,117,710 shares for all directors and executive officers as a group, including the persons named above, that may be acquired within 60 days of the record date upon exercise of options granted to such persons under the Company's 1996 Long-Term Incentive Plan (the "LTIP"). Does not include 33,132 shares in the case of T. Rosie Albright, 35,710 shares in the case of Thomas G. Gerstmyer, 243,442 shares in the case of Ralph Levine, 214,801 shares in the case of Paul A. Veteri, respectively, and 758,427 shares in the case of all directors and executive officers as a group, including the persons named above, awarded under the LTIP that are subject to forfeiture under certain conditions.

                   PRICE RANGE OF COMMON STOCK AND DIVIDENDS

     Our common stock is listed on the New York Stock Exchange under the symbol "CAR". The following table sets forth, for the periods indicated, the dividends and the high and low sales prices per share of our common stock as reported on the consolidated reporting system of the New York Stock Exchange. For current price information, shareholders are urged to consult publicly available sources.

                                                                                  DIVIDENDS
CALENDAR PERIOD                                                HIGH      LOW      DECLARED
---------------                                               ------    ------    ---------
Fiscal Year Ended March 31, 1997
First Quarter...............................................  $17.63    $13.75      $0.04
Second Quarter..............................................   14.25     10.75       0.04
Third Quarter...............................................   16.00     11.75       0.04
Fourth Quarter..............................................   16.50     13.38       0.04
Fiscal Year Ended March 31, 1998
First Quarter...............................................   18.75     13.00       0.04
Second Quarter..............................................   19.75     15.75       0.04
Third Quarter...............................................   17.38     14.56       0.04
Fourth Quarter..............................................   18.63     16.13       0.04
Fiscal Year Ended March 31, 1999
First Quarter...............................................   18.56     17.25       0.04
Second Quarter..............................................   19.00     14.69       0.06
Third Quarter...............................................   19.69     14.81       0.06
Fourth Quarter..............................................   19.50     15.88       0.06
Fiscal Year Ended March 31, 2000
First Quarter...............................................   18.50     17.19       0.06
Second Quarter..............................................   18.56     17.44       0.06
Third Quarter...............................................   18.88     17.38       0.06
Fourth Quarter..............................................   19.56     16.94       0.06
Fiscal Year Ended March 31, 2001
First Quarter...............................................   23.50     17.63       0.08
Second Quarter..............................................   26.94     19.00       0.08
Third Quarter...............................................   34.00     23.63       0.08
Fourth Quarter..............................................   31.81     23.40       0.08
Fiscal Year Ended March 31, 2002
First Quarter (through June 7, 2001)........................   24.70     19.09       0.08

     On --, 2001, the most recent practicable date prior to the printing of this proxy statement, the closing price of our common stock as reported on the consolidated reporting system of the New York Stock Exchange was --. As of the record date, there were approximately 1,705 holders of record of our common stock and approximately 1,050 holders of record of our Class B common stock.

                             ADDITIONAL INFORMATION

SOLICITATION OF PROXIES/COSTS

     The Company is making this proxy solicitation. We will bear the cost of the solicitation of proxies. We have retained Georgeson Shareholder Communications Inc. to coordinate the solicitation of proxies. Georgeson Shareholder Communications Inc. will solicit proxies by personal interview, mail, telephone or telegram and will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock and Class B common stock held of record by such persons. The Company will pay Georgeson Shareholder Communications Inc. a customary fee covering its services, expected to be approximately $8,000 plus additional fees for certain tabulation or other services which may be rendered, and will reimburse Georgeson Shareholder Communications Inc. for payments made to brokers and other nominees for their expenses in forwarding solicitation material, as well as other reasonable out-of-pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone or otherwise, but they will not be specifically compensated for these services.

OTHER MATTERS

     You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated --, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this document to stockholders is not intended to create any implication to the contrary.

     The Board of Directors is not aware of any other matter than those referred to above that may be presented for action at the meeting. If any other matter should be presented, the persons named as proxies will vote on such matter in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     If we complete the merger, we will no longer have public shareholders or any public participation in our shareholder meetings. If we do not complete the merger, we intend to hold our next annual shareholder meeting on July 16, 2002 and, if you are still a shareholder as of the record date of such meeting, you would continue to be entitled to attend and participate in the meeting. Under federal securities laws, proposals to be submitted by shareholders for consideration at our next annual meeting and inclusion in our 2002 annual proxy statement and form of proxy must be received in writing by the Secretary of the Company at our executive offices at 1345 Avenue of the Americas, New York, New York 10105, not later than February 15, 2002. We will only consider proposals for inclusion in our proxy statement for an annual meeting that satisfy the requirements of applicable SEC rules.

VOTING PROCEDURES

     The shares represented by all valid proxies received will be voted as specified in the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted "FOR" approval of both the asset purchase agreement and the merger agreement as recommended by our Board of Directors. A failure to vote or a vote to abstain will have the same effect as a vote cast "AGAINST" approval of both the asset purchase agreement and the merger agreement. In addition, brokers who hold ordinary shares as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners and a broker non-vote will have the same effect as not voting for or a vote "AGAINST" both the asset purchase agreement and the merger agreement.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the SEC under the Exchange Act. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy this information at the following locations of the SEC:

    Public Reference Room          New York Regional Office        Chicago Regional Office
    450 Fifth Street, N.W.           7 World Trade Center              Citicorp Center
          Room 1024                       Suite 1300               500 West Madison Street
    Washington, D.C. 20549         New York, New York 10048               Suite 1400
                                                                 Chicago, Illinois 60661-2511

     You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, including the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of the New York Stock Exchange, 11 Wall Street, New York, New York 10005.

     The SEC allows us to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document we filed with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

     This document incorporates by reference the documents listed below that we have previously filed with the SEC. It contains important information about the Company and its financial condition.


SEC FILING                           PERIOD OR DATE FILED
----------                           --------------------
Annual Proxy Statement         June 22, 2001
Annual Report on Form 10-K     fiscal year ended March 31, 2001


     We incorporate by reference additional documents that we may file with the SEC between the date of this document and the date of the special meeting.

     You can obtain any of the documents incorporated by reference in this document through us or from the SEC through the SEC's web site at the address provided above. Documents incorporated by reference are available from us without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

     You can obtain documents incorporated by reference in this document by requesting them in writing to:

                              CARTER-WALLACE, INC.
                          1345 Avenue of the Americas
                            New York, New York 10105

     If you would like to request documents, please do so by *, 2001 in order to receive them before the special meeting.

                                          By Order of the Board of Directors,

                                          --------------------------------------
                                          Stephen R. Lang
                                          Secretary

                                                                      APPENDIX A

                            ASSET PURCHASE AGREEMENT

                                                              PAGE
                                                              ----
Asset Purchase Agreement....................................  A-1
Exhibits:
  A -- Bill of Sale and Assignment
  B -- Transitional Trademark License Agreement
  C -- Cranbury Facilities Sharing Agreement
  D -- Decatur Manufacturing Agreement
  E -- Indemnification Agreement
  F -- Insurance Claims Agreement
  G -- Patent License Agreement
  H -- Transition Services Agreement

                                                                  EXECUTION COPY

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN

                                  ARMKEL, LLC

                                      AND

                              CARTER-WALLACE, INC.

                            DATED AS OF MAY 7, 2001

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
                                ARTICLE I
                               DEFINITIONS
1.1    General Terms...............................................   A-7
1.2    Interpretation..............................................  A-13
1.3    Knowledge...................................................  A-13
                                ARTICLE II
                                  ASSETS
2.1    Purchased Assets............................................  A-13
2.2    Excluded Assets.............................................  A-14
                               ARTICLE III
                               LIABILITIES
3.1    Assumed Liabilities.........................................  A-15
3.2    Excluded Liabilities........................................  A-16
                                ARTICLE IV
                        CONSIDERATION FOR TRANSFER
4.1    Purchase Price..............................................  A-17
4.2    Allocation of Purchase Price................................  A-17
4.3    Domestic Net Working Capital Adjustment.....................  A-17
                                ARTICLE V
                                 CLOSING
5.1    Purchase and Sale; Assumption and Acceptance................  A-19
5.2    Closing Date................................................  A-19
5.3    Delivery and Payment by Buyer...............................  A-19
5.4    Deliveries by the Company...................................  A-19
5.5    Notices of Sale.............................................  A-20
                                ARTICLE VI
              REPRESENTATIONS AND WARRANTIES OF THE COMPANY
6.1    Organization, Good Standing and Qualification; Title to
       Transferred Subsidiaries....................................  A-20
6.2    Corporate Authority; Stockholder Approval...................  A-21
6.3    Governmental Filings; No Violations.........................  A-21
6.4    Business Contracts..........................................  A-21
6.5    Company Reports; Audited Financial Statements; Interim
       Financial Statements........................................  A-22
6.6    Absence of Certain Changes..................................  A-23
6.7    Employee Benefits...........................................  A-23
6.8    Litigation and Liabilities..................................  A-24
6.9    Compliance with Laws; Permits...............................  A-24
6.10   Environmental Matters.......................................  A-25
6.11   Labor Matters...............................................  A-25
6.12   Insurance...................................................  A-25
6.13   Title to Tangible Personal Property.........................  A-26
6.14   Title to Owned and Leased Real Properties; Absence of
       Encumbrances................................................  A-26
6.15   Adequacy and Sufficiency of Purchased Assets................  A-26
6.16   Intellectual Property.......................................  A-26
6.17   Brokers and Finders.........................................  A-27
6.18   Taxes.......................................................  A-27

                                                                     PAGE
                                                                     ----
                               ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES OF BUYER
7.1    Organization, Good Standing and Qualification...............  A-29
7.2    Corporate Authority.........................................  A-29
7.3    Governmental Filings; No Violations.........................  A-29
7.4    Funds.......................................................  A-29
7.5    Ownership of Shares.........................................  A-29
                               ARTICLE VIII
                            CERTAIN COVENANTS
8.1    Interim Operations..........................................  A-30
8.2    Access......................................................  A-32
8.3    Stockholder Approval........................................  A-33
8.4    Proxy Statement.............................................  A-33
8.5    Filings; Other Actions; Notification........................  A-33
8.6    Equitable Assignment........................................  A-35
8.7    Complete Financial Statements...............................  A-35
8.8    Intercompany Accounts.......................................  A-36
8.9    Publicity...................................................  A-36
8.10   No Solicitation and No Hiring...............................  A-37
8.11   Acquisition Proposals.......................................  A-37
8.12   Timing of Closing...........................................  A-39
8.13   Insurance...................................................  A-39
8.14   Sofibel S.A.R.L. Conversion.................................  A-39
8.15   Carter-Horner Taxes.........................................  A-40
                                ARTICLE IX
                          EMPLOYEES AND BENEFITS
9.1    Employees and Service Crediting.............................  A-40
9.2    Transitional Employment Matters.............................  A-44
9.3    Other Employee Matters......................................  A-45
                                ARTICLE X
                                CONDITIONS
10.1   Conditions to Each Party's Obligations......................  A-45
10.2   Conditions to Obligations of Buyer..........................  A-46
10.3   Conditions to Obligations of the Company....................  A-46
                                ARTICLE XI
                               TERMINATION
11.1   Termination by Mutual Consent...............................  A-47
11.2   Termination by Either Buyer or the Company..................  A-47
11.3   Termination by the Company..................................  A-47
11.4   Termination by Buyer........................................  A-48
11.5   Effect of Termination and Abandonment.......................  A-48
11.6   Return of Information.......................................  A-49
                               ARTICLE XII
                        MISCELLANEOUS AND GENERAL
12.1   Survival....................................................  A-49
12.2   Expenses....................................................  A-49
12.3   Modification or Amendment...................................  A-50
12.4   Waiver of Conditions........................................  A-50
12.5   Counterparts................................................  A-50

                                                                     PAGE
                                                                     ----
12.6   GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL...............  A-50
12.7   Notices.....................................................  A-51
12.8   Entire Agreement; NO OTHER REPRESENTATIONS..................  A-52
12.9   Severability................................................  A-52
12.10  Assignment..................................................  A-52
12.11  No Third-Party Beneficiary Rights...........................  A-53
12.12  Bulk Transfers..............................................  A-53
12.13  Further Assurances..........................................  A-53
12.14  Enforcement.................................................  A-53

                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT, dated as of May 7, 2001 (this "Agreement") by and between Armkel, LLC ("Buyer"), and Carter-Wallace, Inc., (the "Company" and, collectively with Buyer, the "Parties").

                                    RECITALS

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, CPI Development Corporation, a Delaware corporation ("CPI"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("CPI Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, and as it and they may hereafter be modified or amended in accordance with
Section 8.12(b), the "Merger Agreement"), providing for, among other things, the merger of CPI Merger Sub with and into CPI (the "CPI Merger") and the merger of Company Merger Sub with and into the Company (the "Company Merger" and, collectively with the CPI Merger, the "Mergers"); and

     WHEREAS, the Company and its Subsidiaries (as hereinafter defined) are engaged in the formulation, development, manufacture, sale and distribution of certain consumer and personal care products, including anti-perspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, depilatories, tooth whitening and similar oral hygiene products, skin care products, non-prescription medication and various pet products and the business and operations associated with the Segregated Assets and Liabilities, as hereinafter defined (all such businesses and operations, collectively with the predecessor operations and discontinued operations of such businesses and operations, the "Business"); and

     WHEREAS,(i) the Company and its Subsidiaries desire to sell, transfer and assign to Buyer, and Buyer desires to purchase from the Company and its Subsidiaries, in each case immediately prior to the effective time of the CPI Merger, the Purchased Assets (as hereinafter defined), and (ii) the Company and its Subsidiaries desire to assign and transfer to Buyer, and Buyer desires to accept and assume, in each case immediately prior to the effective time of the CPI Merger, the Assumed Liabilities (as hereinafter defined), all on the terms and subject to the conditions set forth in this Agreement (such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Purchase"); and

     WHEREAS, the Board of Directors of the Company has by resolution approved a memorandum of understanding (the "Memorandum of Understanding") with CPI, Parent, Company Merger Sub, CPI Merger Sub and Buyer with respect to and substantially consistent with the Purchase, the Mergers and the other transactions contemplated by this Agreement and the Merger Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, CPI, Parent and Buyer are executing and delivering a Voting Agreement providing for certain matters relating to the Purchase (the "Voting Agreement") and certain stockholders of CPI, Parent and Buyer are executing and delivering a Voting Agreement providing for certain matters relating to the Purchase; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, Church & Dwight Co., Inc. ("Strategic Buyer") and Buyer are executing and delivering a Product Line Purchase Agreement (the "Product Line Purchase Agreement") providing for certain matters relating to the Purchase.

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General Terms. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

          "Acquisition Proposal" has the meaning specified in Section 8.11.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Agreement" has the meaning specified in the Preamble.

          "Ancillary Agreements" means the Bill of Sale, the Company Name Trademark License Agreement, the Cranbury Lease, the Decatur Manufacturing Agreement, the Indemnification Agreement, the Insurance Claims Agreement, the Patent License Agreement and the Transition Services Agreement.

          "Arrangements" has the meaning specified in Section 7.4.

          "Assumed Liabilities" has the meaning specified in Section 3.1.

          "Assumed Pension Plan" has the meaning specified in Section 6.7(c).

          "Audit Date" has the meaning specified in Section 6.5(a).

          "Audited Financial Statements" means, collectively, the audited combined balance sheet as of March 31, 2000, and the audited combined statement of earnings as of March 31, 1999 and 2000 of the Purchased Assets and the Assumed Liabilities (excluding the Segregated Assets and Liabilities), in each case including the notes thereto, all included in
     Section 1.1(a) of the Disclosure Letter.

          "Available Employee" means each current Employee as of the date of this Agreement, plus those added in accordance with Section 9.1(b), but excluding (i) such Employees who retire (under the terms of the applicable qualified defined benefit pension plan) or die prior to the Closing Date,
     (ii) the Employees of the Transferred Subsidiaries and (iii) the Transition Employees listed on Section 6.7(b)(2) of the Disclosure Letter.

          "Bankruptcy and Equity Exception" has the meaning specified in Section 6.2.

          "Base Net Working Capital" has the meaning specified in Section
     4.3(a).

          "Bill of Sale" means the Bill of Sale and Assignment and Assumption Agreement in the form attached hereto as Exhibit A.

          "Business" has the meaning specified in the Recitals.

          "Business Acquisition Proposal" has the meaning specified in Section 8.11(a).

          "Business Contracts" has the meaning specified in Section 6.4.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in The City of New York are authorized or obligated by any Law or executive order to close.

          "Business Patents" means the patents described on Section 1.1(b) of the Disclosure Letter.

          "Business-Related Intellectual Property" means, collectively, (i) the Business Patents, (ii) the Business Trademarks and (iii) all other Intellectual Property (other than any Patents and Trademarks and Excluded Assets) in which the Company or its Subsidiaries has any right, title or interest in or to, and that relate primarily to the Business, including in all such cases any goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under any Law.

          "Business Trademarks" means the trademarks described on Section 1.1(c) of the Disclosure Letter.

          "Buyer" has the meaning specified in the Preamble.

          "Buyer Savings Plan" has the meaning specified in Section 9.1(h)(i).

          "Carter-Horner Retained Cash Amount" has the meaning specified in
     Section 2.1(m).

          "Claims" has the meaning specified in Section 6.8.

          "Closing" means the completion of the Purchase and the payment of the Purchase Price.

          "Closing Agreement" has the meaning specified in Section 8.12(a).

          "Closing Date" has the meaning specified in Section 5.2.

          "COBRA" means Section 4980B of the Code and Title 6 of ERISA.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" has the meaning specified in the Preamble.

          "Company Acquisition Proposal" has the meaning specified in Section 8.11(a).

          "Company Merger" has the meaning specified in the Recitals.

          "Company Merger Certificate" has the meaning specified in Section 1.5 of the Merger Agreement.

          "Company Merger Sub" has the meaning specified in the Recitals.

          "Company Name Trademark License Agreement" means the Consumer Products Transitional Trademark License Agreement in the form attached hereto as Exhibit B.

          "Company Reports" has the meaning specified in Section 6.5(a).

          "Company Requisite Vote" has the meaning specified in Section 6.2.

          "Company Savings Plan" has the meaning specified in Section
     9.1(h)(ii).

          "Company Shares" means, collectively, the outstanding shares of Common Stock, par value $1.00 per share, of the Company and the outstanding shares of Class B Common Stock, par value $1.00 per share, of the Company.

          "Compensation and Benefit Plans" means bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, deferred and restricted stock, stock option, employment, termination, severance, compensation, life insurance, medical, health or other employee plans, agreements, policies or arrangements that cover United States-based Employees and current or former directors of the Company.

          "Confidentiality Agreements" means, collectively, the Confidentiality Agreement, dated July 6, 2000, between Strategic Buyer and J.P. Morgan Securities Inc., as agent on behalf of the Company and the Confidentiality Agreement, dated August 7, 2000, between Kelso & Company LP and J.P. Morgan Securities Inc., as agent on behalf of the Company.

          "Contracts" has the meaning specified in Section 2.1(h).

          "Control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise, and the terms "controlling", "controlled by" and "under common control with" have correlative meanings.

          "Covered Retiree" has the meaning specified in Section 3.1(g).

          "CPI" has the meaning specified in the Recitals.

          "CPI Merger" has the meaning specified in the Recitals.

          "CPI Merger Sub" has the meaning specified in the Recitals.

          "Cranbury Lease" means the Cranbury Facilities Sharing Agreement and Lease in the form attached hereto as Exhibit C.

          "CSA" has the meaning specified in Section 6.9(b).

          "Decatur Manufacturing Agreement" means the Decatur Manufacturing Agreement in the form attached hereto as Exhibit D.

          "Delayed Consents" has the meaning specified in Section 8.6.

          "Disclosure Letter" means that certain disclosure letter which was delivered to Buyer by the Company on or prior to entering into this Agreement and which states that it is the disclosure letter referred to in this Agreement.

          "Employees" means the Company's and its Subsidiaries' current or former employees who are or were primarily employed in the Business.

          "Encumbrance" means any lien, charge, mortgage, pledge, security interest, restriction on transfer or encumbrance of any sort.

          "Environmental Law" means any applicable Law, including common law, governing (i) the protection of human health (as it relates to Hazardous Substances) or the environment, (including air, water, soil and natural resources) or (ii) the treatment, use, storage, handling, release or disposal of Hazardous Substances, or (iii) the exposure of Persons to Hazardous Substances, in each case as presently in effect.

          "Equity Arrangements" has the meaning specified in Section 7.4.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" of any Person means any other Person which, together with such Person, would be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code.

          "Estimated Closing Debt" has the meaning specified in Section 4.1(b).

          "Exchange Act" has the meaning specified in Section 6.3(a).

          "Excluded Assets" has the meaning specified in Section 2.2.

          "Excluded Liabilities" has the meaning specified in Section 3.2.

          "FDCA" has the meaning specified in Section 6.9(b).

          "Final Determination Date" has the meaning specified in Section
     4.3(c).

          "Financing Arrangements" has the meaning specified in Section 7.4.

          "FIRPTA Certificate" has the meaning specified in Section 5.4(f).

          "Fund Agreement" shall mean the fund agreement referred to in the Shareholder Indemnification Agreement.

          "GAAP" has the meaning specified in Section 6.5(a).

          "Government Antitrust Entity" means any Governmental Entity with jurisdiction over enforcement of any applicable antitrust laws.

          "Governmental Entity" means any federal, state, local or foreign governmental or regulatory authority, agency, commission, body or other governmental entity.

          "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law, or the presence of which poses a hazard to the health or safety of Persons, including petroleum and any derivatives or by-products thereof.

          "Healthcare Acquisition Proposal" has the meaning specified in Section 8.11.

          "Healthcare Business" has the meaning specified in Section 8.11.

          "HSR Act" has the meaning specified in Section 6.3(a).

          "Indemnification Agreement" means the Indemnification Agreement in the form attached hereto as Exhibit E.

          "Independent Accounting Firm" has the meaning specified in Section 4.3(c).

          "Infringement" has the meaning specified in Section 3.1(c).

          "Injunctive Action" has the meaning specified in Section 10.2(d).

          "Insurance Claims Agreement" means the Insurance Claims Agreement in the form attached hereto as Exhibit F.

          "Intellectual Property" means, collectively, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, domain names, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials.

          "Interim Financial Statements" means, collectively, the unaudited combined balance sheet as of December 31, 2000 and the unaudited combined statement of earnings of the Purchased Assets and the Assumed Liabilities (excluding the Segregated Assets and Liabilities) as of the nine months ended December 31, 2000, in each case including any notes thereto, all included in Section 1.1(d) of the Disclosure Letter.

          "International Compensation and Benefit Plans" means bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock option, employment, termination, severance, compensation, life insurance, medical, health or other employee plans, agreements, policies or arrangements that are maintained by or contributed to by the Transferred Subsidiaries and/or their subsidiaries or that otherwise cover non-U.S. based employees.

          "IRS" has the meaning specified in Section 6.7(c).

          "Laws" has the meaning specified in Section 6.9.

          "Leased Real Property" means real property which is leased by a third party to the Company or its Subsidiaries and set forth on Section 6.14 of the Disclosure Letter.

          "Leased Tangible Personal Property" means the Tangible Personal Property which is leased by a third party to the Company or its Subsidiaries.

          "Leave Recipients" has the meaning specified in Section 9.1(c).

          "Liabilities" means all liabilities, obligations, guarantees, damages, losses, debts, Claims, demands, judgments, fines, penalties or settlements of any nature or kind, including indebtedness, whether known or unknown, fixed, accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, past, present or future, whether incurred prior to, at or after the Closing, including all costs and expenses (legal, accounting or otherwise) relating thereto.

          "Material Adverse Effect" means a material adverse effect on the financial condition, business, assets or results of operations of the Business, taken as a whole; provided, however, that any such effect resulting from any change in economic or business conditions generally or in the consumer and personal care products industry specifically shall not be considered when determining whether a Material Adverse Effect has occurred.

          "May Deliverables" has the meaning specified in Section 8.7(a).

          "Memorandum of Understanding" has the meaning specified in the Recitals.

          "Merger Agreement" has the meaning specified in the Recitals.

          "Mergers" has the meaning specified in the Recitals.

          "Net Working Capital" has the meaning specified in Section 4.3(b).

          "Non-Subsidiary Agreements" means the documents specified in Section
     6.1 of the Disclosure Letter.

          "Notice of Disagreement" has the meaning specified in Section 4.3(c).

          "Obligations" has the meaning specified in Section 6.8.

          "Order" has the meaning specified in Section 10.1(c).

          "Owned Real Property" means real property which is owned by the Company or its Subsidiaries and set forth on Section 6.14 of the Disclosure Letter.

          "Owned Tangible Personal Property" means Tangible Personal Property which is owned by the Company or any of its Subsidiaries.

          "Parent" has the meaning set forth in the Recitals.

          "Parties" has the meaning specified in the Preamble.

          "Patent License Agreement" means the Company Patent License Agreement in the form attached hereto as Exhibit G.

          "Patents" means, collectively, patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof.

          "Permits" means all permits, filings, franchises, certificates, licenses, notices, orders, variances, consents, registrations, approvals, authorizations and similar rights.

          "Permitted Encumbrances" means, collectively, those Encumbrances specified in Section 1.1(e) of the Disclosure Letter; liens for current taxes or assessments not delinquent; builders', mechanics', warehousemen's, workmen's, repairmen's, carriers' liens, purchase money security interests and similar charges and any other similar Encumbrances arising and continuing in the ordinary course of business, in any case for obligations which are not delinquent; other similar common law or statutory Encumbrances which do not materially detract from the value of the property subject thereto or materially interfere with the present use thereof; Encumbrances reflected, reserved or otherwise specifically disclosed in the Audited Financial Statements or in the Interim Financial Statements; Encumbrances arising from claims being contested in good faith that, alone or in the aggregate, do not materially detract from the value of the Purchased Assets subject thereto or materially interfere with the present use thereof.

          "Person" means any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Product Line Purchase Agreement" has the meaning specified in the Recitals.

          "Proxy Statement" has the meaning specified in Section 8.4.

          "Purchase" has the meaning specified in the Recitals.

          "Purchase Price" has the meaning specified in Section 4.1.

          "Purchase Price Adjustment" has the meaning specified in Section
     4.3(d).

          "Purchased Assets" has the meaning specified in Section 2.1.

          "Real Property" has the meaning specified in Section 2.1(b).

          "Recapitalization Amendment" has the meaning specified in the recitals to the Merger Agreement.

          "Representatives" has the meaning specified in Section 8.2.

          "Section 8.11(c) Notice" has the meaning specified in Section 8.11(c).

          "SEC" has the meaning specified in Section 6.5(a).

          "Segregated Assets and Liabilities" means the assets and Liabilities specified in Section 2.1(a)(ii) of the Disclosure Letter.

          "Shareholder Indemnification Agreement" means that certain Indemnification Agreement dated as of the date hereof, by and among certain stockholders of CPI and Parent.

          "Specified Provision" has the meaning specified in Section 12.2(d).

          "Statement of Net Working Capital" has the meaning specified in
     Section 4.3(b).

          "Steering Committee" has the meaning specified in Section 8.2(b).

          "Strategic Buyer" has the meaning specified in the Recitals.

          "Subsidiary" means, as the case may be, any entity, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

          "Substitute Merger Agreement" has the meaning specified in Section 8.11(c).

          "Substitute Merger Parties" has the meaning specified in Section 8.11(c).

          "Superior Proposal" has the meaning specified in Section 8.11.

          "Tangible Personal Property" has the meaning specified in Section 2.1(c).

          "Tax Authority" has the meaning specified in Section 6.18.

          "Tax Return" has the meaning specified in Section 6.18.

          "Tax", "Taxes" and "Taxable" have the meaning specified in Section
     6.18.

          "Termination Date" has the meaning specified in Section 11.2.

          "Third Party Intellectual Property Rights" means licenses, sublicenses and other agreements as to which the Company or any of its Subsidiaries is a party and pursuant to which it is authorized to use any third-party patents, trademarks, servicemarks, copyrights, trade secrets or computer software, which rights relate primarily to the Business.

          "Title IV Plan" has the meaning specified in Section 6.7(e).

          "Trademarks" means, collectively, trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith.

          "Transactions" means the Purchase and the other transactions contemplated by this Agreement and the Ancillary Agreements.

          "Transferred Employee" has the meaning specified in Section 9.1(a).

          "Transferred Subsidiaries" has the meaning specified in Section
     2.1(a).

          "Transition Employee" means a current Employee who is not an Available Employee and is designated as a Transition Employee on Section 6.7(b)(2) of the Disclosure Letter.

          "Transition Services Agreement" means, the Transition Services Agreement in the form attached hereto as Exhibit H.

          "Voting Agreement" has the meaning specified in the Recitals.

          "Voting Debt" has the meaning specified in Section 6.1(b).

          "WARN Act" has the meaning specified in Section 9.1(k).

          "Working Papers" has the meaning specified in Section 4.3(c).

     1.2 Interpretation. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     1.3 Knowledge. References herein to the "Company's knowledge" or the "knowledge of the Company" refer to the actual knowledge of the officers of the Company and the employees of the Business specified in Section 1.3 of the Disclosure Letter.

                                   ARTICLE II

                                     ASSETS

     2.1 Purchased Assets. Subject to Section 2.2, the "Purchased Assets" shall consist of all of the Company's and each of its Subsidiaries' entire right, title and interest in and to the following, wherever located:

          (a) all of the outstanding shares of capital stock or other equity interests of the Subsidiaries of the Company set forth in Section 2.1(a)(i) of the Disclosure Letter (collectively with the direct or indirect Subsidiaries of such Subsidiaries, the "Transferred Subsidiaries");

          (b) all Owned Real Property and all rights of the Company in respect of the Leased Real Property (including subleaseholds) described in Section
     6.14 of the Disclosure Letter and all improvements, fixtures, and fittings thereon, and easements, rights-of-way, and other appurtenants thereto (such as appurtenant rights in and to public streets) (collectively, the "Real Property");

          (c) all tangible personal property, including machinery, equipment, furniture, vehicles, trailers, tools, instruments, spare parts, inventories (including, without limitation, raw materials, purchased goods, goods and work in process, supplies (including storeroom supplies) and finished goods), pallets, office and laboratory equipment, materials, fuel and other similar personal property not normally included in inventory, that relates primarily to the Business or is otherwise included in the Purchased Assets (collectively, the "Tangible Personal Property");

          (d) all warranties and all claims in respect of deposits, prepayments and refunds and rights of set off against third parties that relate primarily to the Business;

          (e) any and all rights of an insured party in respect of insurance claims to the extent related to the Business or to the Purchased Assets, all to the extent provided in the Insurance Claims Agreement;

          (f) all Permits, Orders and similar rights obtained from Governmental Entities, that relate primarily to the Business, the Owned Real Property, the Leased Real Property or are otherwise included in the Purchased Assets, but only to the extent transferable by their terms;

          (g) copies of all books, records, ledgers, files, documents, correspondence, customer files, supplier lists, parts lists, vendor lists, lists, plats, architectural plans, drawings and specifications, creative materials, advertising and promotional materials, studies, reports, and other similar printed or written commercial materials, that relate primarily to the Business, the Owned Real Property, the Leased Real Property or are otherwise included in the Purchased Assets or that are owned by the Transferred Subsidiaries;

          (h) all agreements, contracts, leases, subleases, indentures, mortgage documents and commitments, instruments, documents and commitments creating security interests, guarantees, customer orders, purchase orders, dealer and distributorship agreements, supply agreements, licenses, sublicenses, joint venture agreements, partnership agreements and other similar arrangements and commitments and rights thereunder, that relate primarily to the Business or to the Purchased Assets (collectively, but excluding this Agreement and the Ancillary Agreements, "Contracts"), including, without limitation, those Contracts set forth in Section 6.4 of the Disclosure Letter, the Consultancy Agreements and Collective Bargaining Agreements listed in Section 6.7(a) of the Disclosure Letter and any agreement to which an Available Employee is a party;

          (i) all accounts and notes receivable arising in respect of the operation of the Business;

          (j) the Business-Related Intellectual Property;

          (k) the tangible or physical materials embodying all computer software, product literature and advertising material, specifications, credit information, inventory, marketing, personnel, financial, title and other documents, data and similar information and material, however stored, that relate primarily to the Business or to the Purchased Assets;

          (l) the cash, cash equivalents and short term investments held by the Transferred Subsidiaries (other than Carter-Horner Inc.) as of the Closing Date;

          (m) $1,000,000 in aggregate value of cash, cash equivalents and short term investments held by Carter-Horner Inc. (the "Carter-Horner Retained Cash Amount");

          (n) the assets in respect of the Assumed Pension Plan and the life insurance policies underlying the Split Dollar Agreements listed on Section 6.7(a) of the Disclosure Letter and the assets, if any, transferred in accordance with Section 9.1(h); and

          (o) all other assets of the Company or any of its Subsidiaries that relate primarily to the Business or to the Purchased Assets.

     2.2 Excluded Assets. The Purchased Assets shall not include any assets other than the assets specifically listed or described in Section 2.1 and, without limiting the generality of the foregoing, shall expressly exclude the following assets (collectively, the "Excluded Assets"), which shall not be sold or transferred to Buyer:

          (a) any shares of capital stock or other equity interests of the Company or its Subsidiaries other than of the Transferred Subsidiaries;

          (b) the Company's and its Subsidiaries' qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books and other documents relating to the organization, maintenance and existence of the Company as a corporation, in each such case other than such as relate exclusively to the Transferred Subsidiaries;

          (c) insurance policies of the Company and its Subsidiaries, other than those held by the Transferred Subsidiaries, all to the extent provided in the Insurance Claims Agreement;

          (d) all tax returns and tax books and tax records of the Company and its Subsidiaries, other than those of the Transferred Subsidiaries;

          (e) any and all rights in and to the Intellectual Property owned or used by the Company or its Subsidiaries which is either referred to in
     Section 2.2(e) of the Disclosure Letter or does not constitute Business-Related Intellectual Property, except as licensed to Buyer or its Affiliates under the Ancillary Agreements;

          (f) any assets relating to Compensation and Benefit Plans, except as set forth in Section 9.1(g) and 9.1(h);

          (g) the Company's rights under this Agreement and the Ancillary Agreements;

          (h) any cash, cash equivalents and short term investments (i) held by the Company or its Subsidiaries other than the Transferred Subsidiaries (other than Carter-Horner Inc.), and (ii) held by Carter-Horner Inc. in excess of the Carter-Horner Retained Cash Amount; and

          (i) the assets referred to in Section 2.2(i) of the Disclosure Letter.

                                  ARTICLE III

                                  LIABILITIES

     3.1 Assumed Liabilities.  Except as otherwise specifically set forth in
Section 3.2, Buyer shall assume (i) all Liabilities of the Company or any of its Subsidiaries that primarily arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the Purchased Assets or the Business (together with those covered by Sections 3.1(a) through (j) below, the "Assumed Liabilities") and (ii) without limiting the generality of clause (i) of this sentence, the following Liabilities:

          (a) the Liabilities set forth in Section 3.1(a) of the Disclosure Letter;

          (b) except for any Liabilities expressly retained by the Company or its Subsidiaries under Article IX, the Liabilities of the Company or its Subsidiaries that primarily arise or have arisen out of, in respect of or as the result of any Contracts constituting Purchased Assets;

          (c) the Liabilities of the Company or its Subsidiaries for any infringement, impairment, dilution, misappropriation or other violation or misuse ("Infringement") or alleged Infringement of the rights of any other Person relating to Intellectual Property that primarily arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the Purchased Assets or the Business;

          (d) the Liabilities of the Company or its Subsidiaries in respect of products manufactured, marketed, distributed or sold by or as part of the operation of the Business prior to the Closing Date, including product liability and negligence claims and other Liabilities for refunds, adjustments, allowances, repairs, exchanges, returns and warranty, merchantability and other claims;

          (e) all Liabilities of the Company or its Subsidiaries under or relating to Environmental Law or Hazardous Substances, to the extent any such Liabilities arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the Owned Real Property, which Liabilities include, but are not limited to, Liabilities in respect of any obligations under the New Jersey Industrial Site Recovery Act in relation to the Owned Real Property located in Cranbury, New Jersey and those matters specified in Section 3.1(e) of the Disclosure Letter;

          (f) all transfer taxes, conveyance taxes and sales taxes incurred by the Company or Buyer in connection with the Transactions (excluding any such taxes incurred in connection with the transactions effected pursuant to the Merger Agreement or taxes that are in the nature of a tax on income or gain of the Company);

          (g) except for any Liabilities expressly retained by the Company or its Subsidiaries under Article IX of this Agreement, all Liabilities to the extent that such Liabilities arise or have arisen out of, in respect of or as a result of the employment (or termination of employment) of any Employees and all obligations under the Compensation and Benefit Plans and the International Compensation and Benefit Plans, regardless of whether such plans are actually assumed or adopted by Buyer to the extent related to any Available Employees, any employees of the Transferred Subsidiaries and, to the extent provided in Section 9.2, any Transition Employees and 60% of any retiree medical liabilities incurred with respect to any Employee who was an Available Employee before termination of employment and who terminates employment with the Company from the date hereof through and including the Closing Date under circumstances which entitle such Employee to retiree medical coverage under any plan, policy or arrangement of the Company or its Affiliates (a "Covered Retiree"); provided that it is expressly agreed that Buyer shall have no obligation to assume or adopt any Compensation and Benefit Plan other than the Assumed Pension Plan and, to the extent they cover Available Employees and employees of the Transferred Subsidiaries, the Split Dollar Agreements, Corporate Officer Medical Expense Reimbursement Plan, Personal Financial Counseling Policy, Executive Employment Agreements, Change in Control Agreements and Consulting Agreements listed in Section 6.7(a) of the Disclosure Letter and the International Compensation and Benefit Plans.

          (h) the Liabilities of Buyer under the arrangements contemplated by
     Section 8.6;

          (i) the Liabilities of the Company or the Transferred Subsidiaries that arise or have arisen out of, in respect of or as the result of the Contracts set forth in Section 6.5(c) of the Disclosure Letter; and

          (j) all Liabilities of the Company or its Subsidiaries relating to any third party Claims primarily arising out of, or as the result of, the ownership, operation or transfer of the Purchased Assets or the Business.

     3.2 Excluded Liabilities. Section 3.1 notwithstanding, Buyer shall not be responsible for or assume any Liabilities of the Company or any of its Affiliates (i) that are not Assumed Liabilities or (ii) that primarily arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the Excluded Assets (collectively, the "Excluded Liabilities"), including the following Liabilities:

          (a) any Liabilities under or relating to Environmental Law or Hazardous Substances that (i) do not primarily arise and have not arisen out of, in respect of or as the result of the ownership, operation or transfer of the Purchased Assets or the Business or (ii) primarily arise or have arisen out of, in respect of or as the result of the ownership, operation (including cessation of operations) or transfer of the Excluded Assets;

          (b) any Liabilities for costs and expenses incurred in connection with this Agreement and the Transactions, other than as expressly set forth in the Indemnification Agreement;

          (c) any Liabilities of the Company or its Subsidiaries for any Infringement or alleged Infringement by the Company or its Affiliates of the rights of any other Person relating to Intellectual Property that primarily arise or have arisen out of, in respect of or as the result of the ownership, operation or transfer of the Excluded Assets;

          (d) any Liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the Transactions;

          (e) all Liabilities under the Compensation and Benefit Plans or otherwise relating to employment that are expressly retained by the Company under Article IX;

          (f) any Liabilities of the Company or its Subsidiaries under this Agreement or under the Ancillary Agreements;

          (g) any Liabilities referred to in Section 3.2(g) of the Disclosure Letter;

          (h) any Liabilities (including any Taxes) that primarily relate to or arise from the ownership, operation or transfer of the Excluded Assets;

          (i) any Taxes relating to or arising in connection with any transaction contemplated by the Merger Agreement; and

          (j) any liability imposed on Carter-Horner for Taxes required to be withheld, deducted or otherwise collected with respect to any distribution or other payment made with respect to shares of Carter-Horner Inc. stock, less any amount actually withheld, deducted or otherwise collected on or prior to the Closing Date.

                                   ARTICLE IV

                           CONSIDERATION FOR TRANSFER

     4.1 Purchase Price. (a) The Purchase Price for the Business (the "Purchase Price") shall be the sum of $739 million, minus the Estimated Closing Debt.

     (b) On or prior to the third Business Day prior to the Closing Date, the Company shall deliver to Buyer a certificate of the Chief Financial Officer of the Company setting forth the amount of Estimated Closing Debt and including reasonable documentation with respect thereto. "Estimated Closing Debt" means the aggregate principal amount of indebtedness for money borrowed of the Transferred Subsidiaries as of the Closing, plus the accrued but unpaid interest thereon as of the Closing, as estimated by the Company in good faith.

     4.2 Allocation of Purchase Price. For tax purposes, including without limitation the filing of IRS Form 8594, the parties agree that they will report an allocation of the Purchase Price for the Business plus the Assumed Liabilities, as the Company shall determine in its reasonable discretion giving due regard to reasonable objections by the Buyer, provided that Buyer shall have the opportunity to participate in the allocation of a portion of the Purchase Price to the Arrid, Lady's Choice and Lambert Kay assets that constitute Purchased Assets (and the related liabilities) and such allocation shall be in a manner consistent with the summary allocation schedule provided in Section 4.2 of the Disclosure Letter. The allocation to be made pursuant to this Section 4.2 shall be consistent with the summary allocation schedule provided in Section 4.2 of the Disclosure Letter, unless otherwise required by any federal, state, local or foreign taxing authority.

     4.3 Domestic Net Working Capital Adjustment. Following the Closing, the Purchase Price shall be adjusted on the terms and conditions and for the amounts set forth below with respect to the Base Net Working Capital.

          (a) "Base Net Working Capital" shall be the average of the Net Working Capital (excluding intercompany accounts payable and intercompany accounts receivable) calculated on the last day of each month for the most recent 12 months ended immediately prior to the Closing Date prepared by the Company and determined in accordance with U.S. GAAP with methodologies consistently applied to those used in preparing the Financial Statements in Section 8.7(a)(ii). Within 30 days after the date hereof, the Company shall deliver to Buyer an illustrative determination of Base Net Working Capital for the 12-month period ending April 30, 2001, including the components thereof. The Company shall also deliver to Buyer such an illustrative determination 30 days following each month-end between the date hereof and the Closing Date for the 12-month period ending on the last day of such completed month.

          (b) Within 60 days after the Closing Date, Buyer shall prepare and deliver to the Company a statement setting forth each of the components of Net Working Capital as of the close of business on the Closing Date (the "Statement of Net Working Capital") and that such Statement of Net Working Capital has been prepared in accordance with the requirements of this
     Section 4.3. As used herein, the term "Net Working Capital" consists of the following items relating to the Business and included in the Purchased
     Assets: (i) net accounts receivable (excluding intercompany accounts receivable); plus (ii) net inventory; plus (iii) other current assets; minus (iv) accounts payable (excluding intercompany accounts payable); minus (v) accrued expenses; provided that the items described in clauses
     (i) through (v) above shall be determined in accordance with U.S. GAAP with methodologies consistently applied to

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     that used in calculating Base Net Working Capital, and, for purposes of the
     Statement of Net Working Capital, in each case shall be determined as of the close of business on the Closing Date.

          (c) During the 45 days immediately following the receipt of the Statement of Net Working Capital by the Company, the Company and its accountants shall, at the Company's expense, be entitled to review the Statement of Net Working Capital (including the determination of Base Net Working Capital) and any working papers, trial balances and similar materials (collectively, "Working Papers") relating to the Statement of Net Working Capital prepared by Buyer. The Statement of Net Working Capital shall become final and binding upon the parties on the 46th day following delivery thereof unless the Company gives written notice to Buyer of its disagreement with the Statement of Net Working Capital (a "Notice of Disagreement") prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted. If a timely Notice of Disagreement is delivered by the Company, then the Statement of Net Working Capital (as revised, if at all, in accordance with this Section 4.3) shall become final and binding upon the parties on the earlier of (i) the date the parties hereto resolve in writing all differences they have with respect to any matter specified in the Notice of Disagreement or (ii) the date all matters in dispute are finally resolved by the Independent Accounting Firm (as defined below) (the date on which the Statement of Net Working Capital so becomes final and binding hereafter referred to as the "Final Determination Date"). During the 30 days immediately following the delivery of any Notice of Disagreement, Buyer and the Company shall seek in good faith to resolve in writing any differences which they may have with respect to any matters specified in such Notice of Disagreement. During such period, Buyer and the Company shall have access to the other's Working Papers prepared in connection with such party's preparation of the Statement of Net Working Capital and the Notice of Disagreement, as the case may be. At the end of such 30 day period, Buyer and the Company shall submit the matter to an independent, national public accounting firm which has no prior relationship with Buyer or the Company (the "Independent Accounting Firm") for review and resolution of any and all matters which remain in dispute and which are included in the Notice of Disagreement. The Independent Accounting Firm shall reach a final resolution of all matters and shall furnish such resolution in writing to Buyer and the Company as soon as practicable after such matters have been referred to the Independent Accounting Firm. Such resolution shall be made in accordance with this Agreement and will be conclusive and binding upon Buyer and the Company. The cost of such resolution shall be allocated and paid 50% by Buyer and 50% by the Company.

          (d) Upon final determination of the Net Working Capital in accordance with this Section 4.3, a purchase price adjustment will be paid in accordance with Section 4.3(e) (the "Purchase Price Adjustment").

          (e) If Net Working Capital based upon the Statement of Net Working Capital is greater than the Base Net Working Capital, then Buyer shall pay to the Company the amount by which Net Working Capital based on the Statement of Net Working Capital exceeds Base Net Working Capital; or if Net Working Capital based on the Statement of Net Working Capital is less than Base Net Working Capital, then the Company shall pay to Buyer the amount by which the Base Net Working Capital exceeds Net Working Capital based on the Statement of Net Working Capital. If Base Net Working Capital is equal to Net Working Capital based on the Statement of Net Working Capital, no adjustment shall be made to the Purchase Price pursuant to this
     Section 4.3(e). If no Notice of Disagreement has been given by the Company, Buyer shall remit to the Company or the Company shall remit to Buyer, as the case may be, in immediately available funds, all amounts constituting a Purchase Price Adjustment within 30 days after receipt by the Company of the Statement of Net Working Capital in accordance with this Section 4.3. If the Company gives Buyer a Notice of Disagreement, payment shall be made in immediately available funds within five business days after the Final Determination Date. Each payment made pursuant to this Section 4.3 shall include interest on the amount of such payment at an annual rate equal to the prime interest rate per annum as stated in the Wall Street Journal on the date of such payment for the period from the Closing Date to the date of payment.

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                                   ARTICLE V

                                    CLOSING

     5.1 Purchase and Sale; Assumption and Acceptance. At the Closing, on the terms and subject to the conditions set forth in this Agreement, (i) the Company and its Subsidiaries that are not Transferred Subsidiaries shall sell, transfer and assign to Buyer, and Buyer shall purchase from the Company and such Subsidiaries, all of the Purchased Assets, (ii) the Company and its Subsidiaries that are not Transferred Subsidiaries shall assign and transfer to Buyer, and Buyer shall accept and assume, and shall thereafter perform and discharge when due, and shall hold the Company and its Affiliates harmless from (pursuant to the terms and conditions of the Indemnification Agreement), all of the Assumed Liabilities, (iii) the Company shall thereafter perform and discharge when due, and shall indemnify and hold Buyer and its Affiliates harmless from (pursuant to the terms and conditions of the Indemnification Agreement), all of the Excluded Liabilities, and (iv) Buyer and the Company shall effect the deliveries and payments set forth in Sections 5.3 and 5.4.

     5.2 Closing Date. Subject to the conditions set forth in this Agreement, the Closing shall occur at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 9:00 A.M. on the first Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article X, or at such later time and date as Buyer and the Company shall agree (the "Closing Date"). The Closing shall be deemed to take place as of the close of the Company's business in The City of New York on the Closing Date.

     5.3 Delivery and Payment by Buyer. At the Closing, Buyer shall execute and deliver to the Company the following:

          (a) the Purchase Price, by wire transfer of immediately available funds to an account previously designated by the Company;

          (b) the Ancillary Agreements;

          (c) such written assumptions of the Company's collective bargaining agreements as shall comply with such agreements and shall be reasonably satisfactory to the Company;

          (d) such assumptions in writing as may be required to effectively assign and transfer any other Contracts or any other of the Purchased Assets or Assumed Liabilities that may be assigned without the consent of the counterparty if so assumed by Buyer; and

          (e) such other customary instruments of assumption, filings or documents, in form and substance reasonably satisfactory to the Company, as may be required to give effect to this Agreement and the Ancillary Agreements.

     5.4 Deliveries by the Company. At the Closing, the Company shall execute and deliver to Buyer the following documents:

          (a) the Ancillary Agreements, the Shareholder Indemnity Agreement and Fund Agreement, executed by all parties thereto;

          (b) customary deeds for commercial transactions of the same type as the Transactions and reasonably sufficient to enable Buyer's title insurance company to issue title insurance in respect of the Owned Real Property;

          (c) assignments of the Leased Real Property in recordable form to the extent necessary;

          (d) the stock certificates representing all of the outstanding shares of capital stock or other equity interests of the Transferred Subsidiaries;

          (e) all transferable Permits currently held by the Company pertaining to the Purchased Assets or the Business;

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

          (f) a certification (a form of which is attached hereto as Exhibit L, "FIRPTA Certificate") that the Company and any Subsidiary of the Company that is required to sell any of the Purchased Assets to the Buyer hereunder are not foreign persons in the form set forth in Treasury Regulations
     Section 1.1445-2(b)(iii)(B). Notwithstanding anything to the contrary contained herein, if the Company or any such Subsidiary fails to provide the Buyer with the FIRPTA Certificates, the Buyer shall be entitled to withhold the requisite amount from the Purchase Price in accordance with
     Section 1445 of the Code and the Treasury Regulations promulgated thereunder;

          (g) evidence reasonably satisfactory to Buyer that Carter-Horner Inc. holds the Carter-Horner Retained Cash Amount; and

          (h) such other customary instruments of transfer, assumptions, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement and the Ancillary Agreements.

     5.5 Notices of Sale. The Company will prepare and mail on the Closing Date such notices to any third party under each of the Contracts assigned by the Company and assumed by Buyer as are necessary or may be reasonably requested by Buyer advising such other party or parties that such agreements have been assigned and directing such party or parties to send to Buyer all future notices and correspondence relating to such agreements. The Company will promptly forward to Buyer all correspondence received by the Company after the Closing Date that relates to the Purchased Assets, the Assumed Liabilities or the Business.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except (i) as set forth in the Disclosure Letter, or (ii) as specifically disclosed in the Audited Financial Statements, the Interim Financial Statements or the Company Reports filed on or prior to the date hereof, the Company hereby represents and warrants, as of the date hereof and as of the Closing, to Buyer that:

          6.1 Organization, Good Standing and Qualification; Title to Transferred Subsidiaries. (a) The Company and each of the Transferred Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate or similar power and authority to own and operate the Purchased Assets and to carry on the Business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of the Purchased Assets or conduct of the Business requires such qualification, except where the failure to be so qualified or in good standing, when taken together with all other such failures, is not reasonably likely to have a Material Adverse Effect or prevent or materially delay the consummation of the Transactions.

          (b) Each of the outstanding shares of capital stock and other equity interests of each of the Transferred Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except as set forth in
     Section 2.1(a)(i) of the Disclosure Letter, is owned by the Company free and clear of all Encumbrances and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity interest, except for restrictions imposed by applicable securities laws. Except as set forth in Section 2.1(a)(i) of the Disclosure Letter, the Company owns 100% of the outstanding shares of capital stock and other equity interests of each of the Transferred Subsidiaries. None of the Transferred Subsidiaries has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter ("Voting Debt") or any stockholders agreement or any options or agreements of any kind to subscribe for shares or other securities of any such Transferred Subsidiary. The Company has made available to Buyer a complete and correct copy of the Transferred Subsidiaries' certificates of incorporation and bylaws, each as amended to date. The Transferred Subsidiaries' certificates of incorporation and bylaws as so delivered are in full force and effect.
     Section 2.1(a)(i) of the Disclosure Letter lists the name and jurisdiction of incorporation of each of the Transferred Subsidiaries, the name of each of the Transferred Subsidiaries' parent corporation, a
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

     complete and accurate description of the authorized, issued and outstanding capital stock of each of the Transferred Subsidiaries and states, with respect to each Transferred Subsidiary, whether such Transferred Subsidiary is dormant or inactive. In negotiating the Non-Subsidiary Agreements, the Company complied with all applicable Laws. Each Non-Subsidiary Agreement is a valid and binding agreement and is in full force and effect. None of the Transferred Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable for any equity or similar interest in, any Person with respect to which interest any of the Transferred Subsidiaries is required to invest or for which any of the Transferred Subsidiaries has liability which is not limited.

          6.2 Corporate Authority; Stockholder Approval. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement, the Memorandum of Understanding and the Ancillary Agreements and to consummate, subject only to the authorization by a resolution adopted by holders of a majority of the Company Shares entitled to vote thereon (the "Company Requisite Vote"), the Transactions. The Company Requisite Vote is the only vote of the holders of the Company's securities necessary to approve this Agreement and the Transactions. Each of this Agreement and the Memorandum of Understanding is, and when executed and delivered by the Company each of the Ancillary Agreements will be, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

          6.3 Governmental Filings; No Violations. (a) Other than the filings and/or notices (i) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (iii) pursuant to Environmental Laws, including the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Act, (iv) pursuant to the European Community Merger Control Regulation and (v) required to be made with any Governmental Entity in any jurisdiction outside the United States as set forth in Section 6.3 of the Disclosure Letter, no notices, reports or other filings are required to be made by the Company or any Transferred Subsidiary with, nor are any consents, registrations, approvals, Permits or authorizations required to be obtained by the Company or any Transferred Subsidiary from, any Governmental Entity in connection with the execution and delivery of this Agreement and the Ancillary Agreements by the Company and the consummation by the Company and the Transferred Subsidiaries of the Transactions, except those that the failure to make or obtain is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Transactions.

          (b) The execution, delivery and performance of this Agreement by the Company does not, and the consummation by the Company of the Transactions will not, constitute or result in (i) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company or the comparable governing instruments of any of its Subsidiaries or (ii) a breach or violation of, a default under, or an acceleration of any obligations or the creation of an Encumbrance on the Purchased Assets (with or without notice, lapse of time or both) pursuant to, any Contract not other wise terminable by the other party thereto on 90 days' or less notice, or any Law or governmental or non-governmental Permit or (iii) assuming compliance with the matters referred to in Section 6.3(a), contravene, conflict with, or result in a breach or violation of any provisions of applicable Law to which the Company or any of its Subsidiaries is subject or any judgment, injunction, order or decree to which the Company or any of its Subsidiaries is subject except, in the case of clauses (ii) and (iii) above, for any breach, violation, conflict, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

          6.4 Business Contracts. Section 6.4 of the Disclosure Letter lists any Contracts not otherwise terminable by the Company or the other party thereto on 90 days' or less notice, the performance of which involved consideration in excess of $2,500,000 in the fiscal year ended March 31, 2001 or which the Company reasonably believes will involve consideration in excess of $2,500,000 in any future fiscal year
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     (collectively, "Business Contracts"). The Company has made available to
     Buyer a correct and complete copy of each Contract listed in Section 6.4 of the Disclosure Letter.

          With such exceptions as are not reasonably likely to have a Material Adverse Effect, (i) each Contract listed in Section 6.4 of the Disclosure Letter is a valid and binding agreement and is in full force and effect,
     (ii) the Company has not received any written notice from any third party of such third party's intention not to renew a Business Contract, (iii) the Company has not allowed any deadline for notice of intent to renew a Business Contract to pass without giving such notice of its intention to renew such Business Contract, and (iv) the Company is not in breach or violation of, or default under, any Business Contract, and, to the knowledge of the Company, there is no event which would (with the passage of time, notice or both) constitute a breach or default thereunder by the Company or any of its Subsidiaries.

          6.5 Company Reports; Audited Financial Statements; Interim Financial Statements. (a) The Company has delivered to Buyer each registration statement, report, proxy statement or information statement prepared by it since March 31, 2000 (the "Audit Date") including (i) the Company's Annual Report on Form 10-K for the year ended March 31, 2000, and (ii) the Company's Quarterly Report on Form 10-Q for the period ended December 31, 2000, each in the form (including exhibits, annexes and any amendments made prior to the date of this Agreement thereto) filed with the Securities and Exchange Commission (the "SEC") (collectively, the "Company Reports"). As of their respective dates (or, if amended, as of the date of such amendment), the Company Reports, insofar as they relate to the Business, the Purchased Assets and the Assumed Liabilities, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the respective dates on which they were filed and, if amended, on the date of such amendment, the Company Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Each of the combined balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or will fairly present, the combined financial position of the Company and its Subsidiaries as of its date and each of the combined statements of earnings, retained earnings and comprehensive earnings and combined statements of cash flows and of changes in financial position included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or will fairly present, the results of operations, retained earnings and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein.

          (b) The combined balance sheets and the combined statements of earnings included in the Audited Financial Statements, the Interim Financial Statements and the financial statements delivered in accordance with Section 8.7 fairly present the combined net assets and results of operations of the Purchased Assets and the Assumed Liabilities; the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business; and the Purchased Assets and the Assumed Liabilities (excluding the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business), as the case may be (but excluding, in the case of the Audited Financial Statements and Interim Financial Statements, the Segregated Assets and Liabilities), as of their respective dates, in each case in accordance with GAAP consistently applied during the periods involved and the accounting principles summarized therein, except as may be noted therein, and subject (in the case of the Interim Financial Statements and the interim financial statements delivered in accordance with Section 8.7) to normal year-end adjustments that will not be material in amount or effect and the absence of footnotes and similar presentation items therein. Except as set forth in the Audited Financial Statements, the Interim Financial Statements and the financial statements delivered in accordance with Section 8.7, and except for liabilities and obligations under this Agreement, none of the Company nor any of its Subsidiaries has any liabilities or obligations of any nature required by GAAP to be set forth on a combined balance sheet of the Purchased Assets and the Assumed Liabilities or in the notes thereto which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

          (c) Section 6.5(c) of the Disclosure Letter sets forth (i) the outstanding amount of indebtedness for money borrowed of the Transferred Subsidiaries and any other indebtedness for money borrowed to be assumed by the Buyer as of the date set forth therein, and (ii) a list of the Contracts containing the terms applicable to such indebtedness.

          (d) There has not been a material adverse change in the financial position of the Purchased Assets and Assumed Liabilities taken as a whole (excluding the Segregated Assets and Liabilities) as of March 31, 2001, as compared to the financial position of the Purchased Assets and Assumed Liabilities taken as a whole (excluding the Segregated Assets and Liabilities) set forth in the audited combined balance sheet included in the Audited Financial Statements.

          (e) The statement of earnings and the statement of cashflows referred to in clause (v) of the first sentence of Section 8.7(a), collectively with the reconciliations referred to therein, will present net sales of the Purchased Assets and Assumed Liabilities (excluding the Segregated Assets and Liabilities) of not less than $530,000,000; earnings before interest and taxes of the Purchased Assets and Assumed Liabilities (excluding the Segregated Assets and Liabilities) of not less than $80,000,000; earnings before interest, taxes, depreciation and amortization of the Purchased Assets and Assumed Liabilities (excluding the Segregated Assets and Liabilities) of not less than $97,000,000; and capital expenditures of the Purchased Assets and Assumed Liabilities (excluding the Segregated Assets and Liabilities) of not more than $14,000,000.

          6.6 Absence of Certain Changes. Except as reflected, reserved or otherwise disclosed in the Audited Financial Statements, the Interim Financial Statements, the financial statements included in or incorporated by refer ence in the Company Reports, or as contemplated by this Agreement,
     (I) since the Audit Date, the Company and its Subsidiaries have conducted the Business only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of business and there has not been (a) as of the date of this Agreement, any material action taken by the Company or its Subsidiaries that would have been prohibited under Sections 8.1(a)(ii)(B), 8.1(a)(ii)(C), 8.1(b)(i) through
     (iv), 8.1(b)(ix), 8.1(b)(xi) through (xiii), 8.1(b)(xv) and 8.1(b)(xvi)
     through (xviii), (b) any change in the financial condition, business or results of operations of the Business that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect or (c) any change by the Company in any of its material accounting principles, practices or methods for the Business, other than any such changes made as a result of any change in GAAP as applicable to the Company or the Business, and (II) since the Audit Date and prior to the date of this Agreement, there has not occurred any casualty loss involving an amount in excess of $2,500,000 with respect to any personal property or Owned Real Property that comprise Purchased Assets, whether or not covered by insurance.

          6.7 Employee Benefits. (a) A copy of each material Compensation and Benefit Plan and each material International Compensation and Benefit Plan and any trust agreement or insurance contract forming a part of such plans has been made available to Buyer prior to the date hereof, other than International Compensation and Benefit Plans that are maintained by Governmental Entities. The material Compensation and Benefit Plans and material International Compensation and Benefit Plans are listed in Section 6.7(a) of the Disclosure Letter, other than International Compensation and Benefit Plans that are maintained by Governmental Entities.

          (b) A list of all Available Employees as of March 31, 2001, other than Employees of the Transferred Subsidiaries, which indicates those Employees who are "Leave Recipients" as defined in Section 9.1(c) is set forth on
     Section 6.7(b)(1) to the Disclosure Letter and a list of all Transition Employees to be retained by the Company is set forth on Section 6.7(b)(2) of the Disclosure Letter. Approximately five Business Days prior to the Closing Date, the Company will provide to Buyer a list of (i) current employees of the Transferred Subsidiaries, (ii) all Available Employees as of such date and

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     (iii) those Employees of the Business involuntarily separated from employment with the Company during the 90 days preceding the date thereof.

          (c) The Retirement Plan for Bargaining Employees of the Company (the "Assumed Pension Plan") is in substantial compliance with ERISA and all other applicable Laws, and has received a favorable determination letter from the Internal Revenue Service (the "IRS") with respect to its qualification under Section 401(a) of the Code, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to the knowledge of the Company, threatened material litigation, dispute or governmental audit or investigation relating to the Assumed Pension Plan or any other Compensation and Benefit Plan that Buyer is assuming or with respect to which Buyer would otherwise have liability. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to the Assumed Pension Plan that, assuming the taxable period of such transaction expired as of the date hereof or the Closing Date, as applicable, would subject the Company or any of its Subsidiaries to a material tax or penalty imposed by either Section 4975 of the Code or Section 502 of ERISA.

          (d) As of the date hereof, no liability under Subtitle C or D of Title IV of ERISA or Part III of Title I of ERISA has been or is expected to be incurred by the Company or any Subsidiary with respect to the Assumed Pension Plan.

          (e) No Compensation and Benefit Plan that is subject to Title IV of ERISA (a "Title IV Plan") is a "multiemployer pension plan," as defined in section 3(37) of ERISA, nor is any Title IV Plan a plan described in section 4063(a) of ERISA.

          (f) Each Compensation and Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable Law, including but not limited to ERISA and the Code.

          (g) With respect to the Assumed Pension Plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Pension Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Pension Plan.

          (h) All International Compensation and Benefit Plans comply in all respects with applicable Law except as is not reasonably expected to have a Material Adverse Effect. The Transferred Subsidiaries have no material unfunded liabilities calculated on a going-concern basis with respect to any such plan that is a pension benefit plan, except as permitted or required by applicable Laws and reflected in the Audited Financial Statements or the Interim Financial Statements.

          (i) The consummation of the Transactions will not, either alone or in connection with another event, (x) entitle any Available Employee to severance pay or any other payments, except as expressly provided in this Agreement or (y) accelerate the time of payment or vesting, or increase the amount of compensation due any such Available Employee.

          6.8 Litigation and Liabilities. Except as reflected, reserved or otherwise disclosed in the Audited Financial Statements and the Interim Financial Statements, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations or proceedings ("Claims") pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary relating to the Business or (ii) Liabilities which would be required to be disclosed in the Audited Financial Statements or Interim Financial Statements under GAAP if occurring on a date covered by such financial statements ("Obligations"), in each case that would constitute Assumed Liabilities, except for such Obligations as are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

          6.9 Compliance with Laws; Permits. (a) Each of the Company and its Subsidiaries has in effect all federal, state, local and foreign governmental Permits necessary for it to own, lease or operate all of the

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

     properties and assets included in the Purchased Assets and to conduct the Business and to operate the Purchased Assets as now conducted or operated, and there has occurred no default under any such Permit, and no proceeding is pending that seeks, and to the knowledge of the Company, no event has occurred that permits, or upon the giving of notice or lapse of time or otherwise would permit, revocation, non-renewal, modification, suspension or termination of any Permit, except for lack of or deficiencies in Permits and except for such defaults under Permits and events which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. The Business has not been, and is not being, conducted in violation of any Order or Permit of any court or Governmental Entity (collectively, "Laws"), except for violations that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (b) As to each product subject to the jurisdiction of the U.S. Food and Drug Administration under the Federal Food, Drug and Cosmetic Act (the "FDCA") or the U.S. Department of Justice under the Controlled Substances Act, 21 U.S.C. Section 801, et seq (the "CSA"), or any similar agency, rule or regulation of any other jurisdiction, which is manufactured, tested, distributed, held and/or marketed by the Business or the Purchased Assets, such product is being manufactured, held and distributed in compliance with all applicable requirements under the FDCA, the CSA and such applicable rules and regulations of any other jurisdictions, including, but not limited to, those relating to investigational use, premarket approval, good manufacturing practices, labeling, promotion and advertising, record keeping and filing of reports and security, except for such failures so to comply that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          6.10 Environmental Matters. Except for such matters as are not reasonably likely to have individually or in the aggregate a Material Adverse Effect:

             (a) the Purchased Assets:

                (i) are and have been in substantial compliance with all applicable Environmental Laws;

                (ii) are not the subject of any pending or, to the knowledge of the Company, any threatened, investigation or written notice from any Governmental Entity alleging the violation of any applicable Environmental Laws;

                (iii) are not currently subject to any Claim or Order arising under any Environmental Law;

                (iv) have not had any air emissions or wastewater discharges of Hazardous Substances except as permitted under applicable Environmental Laws; and

             (b) there are no facts or circumstances whereby the ownership, operation (including cessation of operations), or transfer of the Purchased Assets would reasonably be expected to result in any Liabilities under any Environmental Law.

          6.11 Labor Matters. As of the date hereof, neither the Company nor any of its Subsidiaries is the subject of, nor, to the Knowledge of the Company, has there been threatened, any material Claim asserting that the Company or any of its Subsidiaries has committed an unfair labor practice with respect to employees of the Business or seeking to compel it to bargain with any labor union or labor organization with respect to employees of the Business nor is there pending or, to the knowledge of the Company, threatened, nor has there been for the five years prior to the date of this Agreement, any organized effort or demand for recognition by any labor organization or any labor dispute or slow-down that is material to the operations of any of the plants comprising the Purchased Assets. There has not been, for the five years prior to the date of this Agreement, and there is not pending, nor, to the Knowledge of the Company, has there been threatened, any labor strike, walk-out, work stoppage or lockout with respect to employees of the Business.

          6.12 Insurance. True and complete copies of all material fire and casualty, general liability, business interruption, product liability, workers' compensation, disability and sprinkler and water damage insurance policies maintained by the Company or any of its Subsidiaries have been made available to

     Buyer and such policies are in full force and effect. The Company or relevant Subsidiary has paid all premiums under such policies and is not in default with respect to its obligations thereunder. All material claims made by the Company under such policies during the past year are described in Section 6.12 of the Disclosure Letter.

          6.13 Title to Tangible Personal Property. The Company or a wholly owned Subsidiary has good title to, or a valid leasehold interest in, all Owned Tangible Personal Property and all Leased Tangible Personal Property, free and clear of any Encumbrances, other than Permitted Encumbrances. All of the fixtures, machinery, equipment and other tangible personal property and assets owned or used by the Company and its Subsidiaries in the Business are in good condition and repair, except for ordinary wear and tear not caused by neglect, and are usable in the ordinary course of business, except that, with respect to any matter covered by this sentence which would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

          6.14 Title to Owned and Leased Real Properties; Absence of Encumbrances. (a) Section 6.14 of the Disclosure Letter sets forth a list of all Owned Real Property and all Leased Real Property used to carry out the Business as presently conducted. None of the Owned Real Property or Leased Real Property is leased or licensed by the Company to, or otherwise used by, any other Person.

          (b) The Company has not received written notice of any uncured default, and to the knowledge of the Company there are no pending uncured defaults, under the lease documents pertaining to any material Leased Real Property, except for such matters as are reasonably susceptible of cure without material expense or delay, and are not reasonably likely to disturb Buyer's use of the Leased Real Property affected thereby to carry on the Business as presently conducted.

          (c) Except as disclosed in Section 6.14 of the Disclosure Letter, the Company or a Subsidiary has good title to, or, with respect to leasehold interests, a valid leasehold interest in, the Owned Real Property and the Leased Real Property, as the case may be, free and clear of all Encumbrances, except for Permitted Encumbrances and such imperfections of title, liens and easements as will not, individually or in the aggregate, materially impair present business operations at such properties.

          (d) Except as disclosed in Section 6.14 of the Disclosure Letter, no consent to assignment of Leased Real Property will be required in connection with the Purchase.

          6.15 Adequacy and Sufficiency of Purchased Assets. (a) This Agreement, the Ancillary Agreements and the instruments and documents to be delivered by the Company and the Subsidiaries to Buyer at or following the Closing shall be adequate and sufficient to transfer to Buyer the Company's and its Subsidiaries' entire right, title and interest in and to the Purchased Assets. The Purchased Assets when taken together with the rights and services under the Ancillary Agreements are sufficient in all material respects to carry out the Business as presently conducted by the Company and its Subsidiaries.

          (b) To the Company's knowledge, Section 6.15 of the Disclosure Letter contains a true and complete list of (i) all buildings and parcels owned or leased by the Company or any of its Subsidiaries during the ten years prior to the date of this Agreement that were used primarily in connection with the operation of the Business and all buildings and parcels owned or leased by the Transferred Subsidiaries during the ten years prior to the date of this Agreement other than in connection with the Business but which, in each case, do not comprise Purchased Assets, (ii) all products marketed and sold by the Company or its Subsidiaries in connection with the Business and all products marketed and sold by the Transferred Subsidiaries other than in connection with the Business, in each case, during the ten years prior to the date of this Agreement which are not currently marketed and sold by the Company or its Subsidiaries, and (iii) operations of the Company or its Subsidiaries relating to the Business and operations of the Transferred Subsidiaries other than in connection with the Business, in each case, which have become discontinued operations of the Company or its Subsidiaries during the ten years prior to the date of this Agreement.

          6.16 Intellectual Property. (a) The Company and/or its Subsidiaries owns, or is licensed or otherwise possesses the right to use, in each case free and clear of all Encumbrances, all Business-Related

     Intellectual Property, except for any such failures to own, be licensed or possess as are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, and all material patents, trademarks, trade names, service marks and copyrights which comprise the Business-Related Intellectual Property and are used in the Business as currently conducted, are valid and subsisting, except for such failures to be valid and subsisting as are not individually or in the aggregate, reasonably likely to have a Material Adverse Effect. Section 6.16 of the Disclosure Letter contains a true and complete list as of the date of this Agreement of all material license agreements to which the Company or any of its Subsidiaries is a party pursuant to which third parties are licensed to use Business-Related Intellectual Property.

          (b) Except for such matters as are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect:

             (i) neither the Company nor any of its Subsidiaries is, nor will it be as a result of the execution and delivery of this Agreement or the Ancillary Agreements or the contemplated transfer of the Purchased Assets hereunder, in violation of any Third Party Intellectual Property Rights;

             (ii) no Claims involving the Company or its Subsidiaries with respect to the Business-Related Intellectual Property are currently pending or, to the knowledge of the Company, threatened by any Person; and

             (iii) to the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Business-Related Intellectual Property by any third party.

          6.17 Brokers and Finders. Neither the Company nor any of its Subsidiaries has incurred any Liabilities for any brokerage fees, commissions or finders' fees in connection with the Transactions for which Buyer will be liable.

          6.18 Taxes. (a) Definitions. As used in this Agreement, the term (i) "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever (including any withholding taxes for which any Transferred Subsidiary is responsible as a result of distributions or any other payments to the Company and its Subsidiaries or any other Persons), together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, (ii) "Tax Authority" means any Governmental Entity responsible for the imposition of Tax, and (iii) "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax Authority relating to Taxes.

          (b) Company and Subsidiaries Other Than Transferred Subsidiaries. The Company and each of its Subsidiaries other than the Transferred Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extensions of time within which to file) all Tax Returns required to be filed by any of them and all such tax returns are true, correct and complete in all material respects; (ii) have paid all Taxes that are shown as due on such filed Tax Returns; and (iii) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. As of the date hereof, there are not pending or, to the knowledge of the Company, threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters of the Company or any of its subsidiaries (other than the Transferred Subsidiaries).

          The Company and any Subsidiary that is required to sell any of the Purchased Assets to the Buyer hereunder are not foreign persons as defined in Treasury Regulations Section 1.1445-2(b)(2). There are (and as of immediately following the Closing there will be) no Liens (as defined below) on any of the Purchased Assets.

          (c) Transferred Subsidiaries. The Company represents and warrants as to each of the Transferred Subsidiaries as follows:

             (i) Each Transferred Subsidiary has duly and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by it. All Tax Returns filed by such Transferred Subsidiary are true, correct and complete in all material respects.

             (ii) Each Transferred Subsidiary has paid all Taxes that are shown as due on such filed Tax Returns, and has withheld and remitted to the appropriate Tax Authority, with respect to amounts paid or owing to employees, creditors, and third parties, all Taxes it is required to have withheld.

             (iii) No Transferred Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a tax assessment or deficiency, nor is there any tax deficiency outstanding, proposed in writing or assessed against any Transferred Subsidiary.

             (iv) There are not pending or, to the knowledge of the Company, threatened in writing, any audits, examinations, investigations or other proceedings in respect of the Taxes or Tax matters of the Transferred Subsidiaries.

             (v) Each Transferred Subsidiary, other than Carter-Wallace (N.Z.) Ltd., is treated as a corporation for U.S. federal income tax purposes. Carter-Wallace (N.Z.) Ltd. has validly elected on Form 8832 to be treated as a disregarded entity for U.S. tax purposes.

             (vi) There are (and as of immediately following the Closing there will be) no Encumbrances on the assets of any Transferred Subsidiary relating to or attributable to Taxes, other than Encumbrances for personal property taxes not yet due and payable.

             (vii) No Transferred Subsidiary is a party to a Tax sharing, Tax indemnity, Tax allocation or similar contract (whether or not written), nor does or will any Transferred Subsidiary owe any amount under such agreement.

             (viii) No adjustment relating to any Tax Return filed by any Transferred Subsidiary has been proposed in writing by any Tax Authority to any Transferred Subsidiary which has not been resolved to the satisfaction of the relevant Tax Authority.

             (ix) No Transferred Subsidiary is or has been included in any "consolidated," "unitary," "combined" or similar Tax Return provided for under the laws of the United States or any foreign jurisdiction for any taxable period for which the statute of limitations has not yet expired.

             (x) No power of attorney has been granted by or imposed upon any Transferred Subsidiary with respect to any matter relating to Taxes.

             (xi) No Transferred Subsidiary has received written notice of any claim made by a Tax authority in a jurisdiction where such Transferred Subsidiary does not file Tax Returns, that such Transferred Subsidiary is or may be subject to taxation by that jurisdiction.

             (xii) No Transferred Subsidiary is, or has been for any prior Taxable Period, a passive foreign investment corporation as defined in
        Section 1297(a) of the Code.

             (xiii) The unpaid Taxes of the Transferred Subsidiaries do not, as of December 31, 2000, exceed the reserve for Taxes (other than any reserve for deferred Taxes of the Transferred Subsidiaries established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet for the Transferred Subsidiaries included in the Interim Financial Statements, and the unpaid Taxes of the Transferred Subsidiaries will not, as of the Closing Date, exceed that reserve as adjusted for the passage of time through the Closing Date.

                                  ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants, as of the date hereof and as of the Closing, to the Company as follows:

          7.1 Organization, Good Standing and Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

          7.2 Corporate Authority. (a) No vote of the holders of the capital stock of Buyer is necessary to approve this Agreement, the Memorandum of Understanding or the Transactions. Buyer has the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement and the Memorandum of Understanding and to consummate the Transactions. Each of this Agreement and the Memorandum of Understanding is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (b) Each of Strategic Buyer and Buyer has the requisite power and authority and has taken all action necessary in order to execute and deliver the Product Line Purchase Agreement. The Product Line Purchase Agreement is a valid and binding agreement of Strategic Buyer and Buyer, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          7.3 Governmental Filings; No Violations. (a) Other than the filings and/or notices (i) pursuant to the Exchange Act, (ii) pursuant to the HSR Act, (iii) pursuant to Environmental Laws, including the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Act,
     (iv) pursuant to the European Community Merger Control Regulation and (v) required to be made with any Governmental Entity in any jurisdiction outside the United States, no notices, reports or other filings are required to be made by Buyer with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Buyer from, any Governmental Entity, in connection with the execution and delivery of this Agreement by Buyer and the consummation by Buyer of the Transactions, except those that the failure to make or obtain are not, individually or in the aggregate, likely to prevent, materially delay or impair the ability of Buyer to consummate the Transactions.

          (b) The execution, delivery and performance of this Agreement and the Memorandum of Understanding by Buyer does not, and the consummation by Buyer of the Transactions will not constitute or result in (i) a breach or violation of, or a default under, the organizational documents and governing instruments of Buyer or (ii) a breach or violation of, a default under, or an acceleration of any obligations or the creation of an Encumbrance on the assets of Buyer (with or without notice, lapse of time or both) pursuant to, any agreement, lease, contract, note, mortgage, indenture or other obligation binding upon Buyer or any Law or governmental or non-governmental Permit to which Buyer is subject, except, in the case of clause (ii) above, for breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or impair the ability of Buyer to consummate the Transactions. Buyer does not have any Subsidiaries.

          7.4 Funds. Buyer has received and delivered to the Company executed commitment letters with respect to debt financing of up to $420 million (the "Financing Arrangements") and equity financing of up to $356 million (the "Equity Arrangements" and, collectively with the Financing Arrangements, the "Arrangements"). When funded in accordance with their terms, the Arrangements will provide Buyer with funds in an aggregate amount sufficient to enable Buyer to consummate the Transactions and pay all fees, expenses and costs in connection with the negotiation, execution and performance of this Agreement and the Ancillary Agreements. The Financing Arrangements and the Equity Arrangements remain in full force and effect.

          7.5 Ownership of Shares. Neither Buyer nor any of its Subsidiaries beneficially owns any (i) shares of any class of stock of CPI or (ii) Company Shares.

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

                                  ARTICLE VIII

                               CERTAIN COVENANTS

     8.1 Interim Operations.

     (a) From the date hereof until the Closing Date, the Company shall, and shall cause its Subsidiaries to:

          (i) operate the Business in the ordinary course of business, consistent with past practice, and, to the extent consistent with such operation, use commercially reasonable efforts to: (A) preserve the present business organization intact; and (B) preserve any beneficial business relationships with all customers, suppliers, and others having business dealings with the Business; and

          (ii) maintain (A) the Purchased Assets in such condition and repair as is consistent with past practice, (B) insurance upon all of the Purchased Assets and with respect to the conduct of the Business in full force and effect, comparable in amount, scope, and coverage to that in effect on the date of this Agreement, and apply all insurance proceeds from coverage of the Purchased Assets to restore such Purchased Assets or otherwise hold such proceeds for the Buyer's account, and (C) all Permits in full force and effect; and

          (iii) conduct their respective advertising activities in a manner which is not materially inconsistent with the Company's advertising budget in effect as of the date of this Agreement.

     (b) Except in connection with the Mergers and the other transactions contemplated by the Merger Agreement, from the date of this Agreement until the Closing Date, neither the Company nor any of its Subsidiaries shall take any of the following actions, to the extent that any such action relates to the Purchased Assets, the Assumed Liabilities or the Business:

          (i) subject any of the Purchased Assets to any further material Encumbrance, other than Permitted Encumbrances and other than in the ordinary course of business, consistent with past practice;

          (ii) transfer, sell or otherwise convey any part of the Purchased Assets or make any material acquisition of assets which would become part of the Purchased Assets, except in the ordinary course of business, consistent with past practice;

          (iii) make any material Tax election or settle or compromise any material Tax liability without the Buyer's prior written approval, except in the ordinary course of business consistent with past practice (including, without limitation, with respect to the Transferred Subsidiaries);

          (iv) grant, convey or sell any option or right to purchase or lease any of the Purchased Assets, except in the ordinary course of business, consistent with past practice;

          (v) pay or promise to pay, any bonus, profit-sharing or special compensation to the Available Employees or make or promise to make any increase in the compensation, severance or other benefits payable or to become payable to any of such employees, except (A) as required by applicable Laws, (B) to satisfy obligations under the terms of any agreement or Compensation and Benefit Plan or International Compensation and Benefit Plan in effect as of the date hereof, (C) for increases in compensation that are made in the ordinary course of business consistent with past practice (which shall include normal periodic performance reviews and related compensation and benefit increases) and as set forth on Section 8.1(b)(v) of the Disclosure Letter, (D) in respect of Available Employees covered by collective bargaining agreements, as would be permitted under
     Section 8.1(b)(vii), and (E) for employment arrangements for or grants of awards to, newly hired employees in the ordinary course of business consistent with past practice, and who are hired in accordance with clause
     (viii) below and (F) as set forth on Section 8.1(b)(v) of the Disclosure Letter;

          (vi) except in the ordinary course of business consistent with past practice or as required by applicable Laws, enter into or terminate any material Contract, or amend, modify or make any change in, or waive any material benefit of, any of its material Contracts;

          (vii) enter into any collective bargaining agreements covering employees of the Business, except for the contemplated actions described in
     Section 8.1(b)(vii) of the Disclosure Letter or as required by applicable Laws;

          (viii) involuntarily separate from employment with the Company any employee of the Business without due cause or hire, without the prior written consent of Buyer which shall not be unreasonably withheld, any employee who would become an Available Employee and who would be entitled to an annual base salary greater than $100,000;

          (ix) split, combine or reclassify any of the capital stock of the Transferred Subsidiaries or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of the capital stock of the Transferred Subsidiaries;

          (x) with respect to the Business or Purchased Assets, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities, or guarantee any debt securities of another Person, except for the endorsement of checks in the ordinary course of business and the extension of credit in the ordinary course of business, or make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) to any Transferred Subsidiary or (B) advances to employees in the ordinary course of business consistent with past practice;

          (xi) repurchase, redeem or otherwise acquire any shares of capital stock or other securities of, or other ownership interests in, any of the Transferred Subsidiaries;

          (xii) issue, deliver or sell any shares of capital stock of any of the Transferred Subsidiaries, or any securities convertible into or exercisable or exchangeable for shares of capital stock of any of the Transferred Subsidiaries, or any rights, warrants or options to acquire any shares of common stock of any of the Transferred Subsidiaries, other than (A) issuances pursuant to stock-based awards or options that are outstanding on the date hereof or are granted in accordance with the following clause (B), and (B) additional options or stock-based awards to acquire shares of capital stock of any of the Transferred Subsidiaries required to be granted under the terms of stock plans as in effect on the date hereof;

          (xiii) amend the certificate of incorporation or bylaws or other comparable organizational documents or amend any material terms of the outstanding securities of any of the Transferred Subsidiaries;

          (xiv) except for the items currently contracted for by the Company and the items contemplated by the Company's most recent capital expenditure budget previously provided to Buyer, make or agree to make any new capital expenditure or expenditures other than expenditures which, individually, are in excess of $500,000 or, in the aggregate, are in excess of $2,500,000, with respect to any of the Transferred Subsidiaries;

          (xv) permit any material insurance policy as a beneficiary with respect to the Business or Purchased Assets or loss payable payee to be canceled or terminated;

          (xvi) incur or issue any indebtedness or guarantee that would constitute an Assumed Liability or issue or sell any debt securities or warrants or other rights to acquire any debt securities that would constitute Assumed Liabilities, except, in any such case, in the ordinary course of business, or make any loans, advances or capital contributions to, or investments in, any other Person that would constitute Purchased Assets, other than (A) to any Transferred Subsidiary, or (B) advances to employees in the ordinary course of business consistent with past practice;

          (xvii) adopt any change, other than in the ordinary course of business consistent with past practice or as required by the SEC, GAAP or by Law, in its accounting policies, procedures or practices;

          (xviii) settle, pay, discharge or satisfy any material Claim pending against the Company or any of its Subsidiaries relating to the Purchased Assets or the Business, except in the ordinary course of business;

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          (xix) with respect to each of the Transferred Subsidiaries, (A)
     declare or pay any dividends or other distributions of any sort in respect of its capital stock or similar payments to the direct or indirect holders of its capital stock, or (B) settle, pay, discharge or satisfy any indebtedness (including intercompany accounts) except as expressly contemplated by Section 8.8 hereof and except for payments on third-party indebtedness not to exceed $1,658,347 in the aggregate, in each case except with respect to Carter-Horner Inc. in order to cause the aggregate value of cash, cash equivalents and short-term investments held by Carter-Horner Inc. as of the Closing Date to equal the Carter-Horner Retained Cash Amount;

          (xx) engage in any practice or promotion materially inconsistent with the Company's past practices that is designed to materially increase trade inventories.

          (xxi) authorize or enter into an agreement to do any of the foregoing.

     (c) Except as otherwise described in Section 8.1 and Section 8.7(c), nothing in this Agreement shall be construed or interpreted to prevent the Company or any Subsidiary from (i) paying or making regular, special or extraordinary dividends or other distributions consisting of cash, cash equivalents or short term investments held by any Persons other than the Transferred Subsidiaries (not including Carter-Horner Inc. pursuant to Section 8.1(b)(xix)) and with respect to Carter-Horner Inc. only in respect of cash, cash equivalents and short term investments in excess of the Carter-Horner Retained Cash Amount or; (ii) making, accepting or settling intercompany advances to, from or with one another; (iii) subject to clause (i) above, causing any Subsidiary to pay or distribute to the Company all cash, money market instruments, bank deposits, certificates of deposit, other cash equivalents, marketable securities and other investment securities then owned or held by such Subsidiary; (iv) causing any Subsidiary which owns or holds any Excluded Assets to transfer or otherwise convey such assets to the Company or its nominee prior to the Closing by means of a dividend, distribution in kind or other transfer without consideration; (v) engaging in any other transaction incident to the normal cash management procedures of the Company and its Subsidiaries, including, without limitation, short-term investments in bank deposits, money market instruments, time deposits, certificates of deposit and bankers' acceptances and borrowings for working capital purposes and purposes of providing additional funds to Subsidiaries made, in each case, in the ordinary course of business, consistent with past practice; or (vi) entering into the Merger Agreement or complying with the terms thereof.

     8.2 Access. (a) Upon reasonable notice, and except as may otherwise be required by applicable Laws, the Company shall (and the Company shall cause its Subsidiaries to) afford Buyer's officers, employees, counsel, accountants and other authorized representatives (including representatives of entities providing or arranging financing for the Buyer) ("Representatives") reasonable access, during normal business hours throughout the period prior to Closing, to their respective properties, books, Contracts and records that relate primarily to the Business, the Purchased Assets or the Assumed Liabilities and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Buyer all such information and reasonable access to the Company's employees, in each case to the extent related to the Business, the Purchased Assets or the Assumed Liabilities, as Buyer or its Representatives may reasonably request; provided that no investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company; provided, further, that the foregoing shall not require the Company to furnish Buyer with documents or information concerning its toothpaste/tooth polish or antiperspirant/deodorant businesses which the Company reasonably determines to have competitive significance; and provided, further, that the foregoing shall not require the Company to permit any inspection, or to disclose any information, which in the reasonable judgment of the Company, would result in the disclosure of any trade secrets of third parties or violate any obligation of the Company with respect to confidentiality, provided that the Company shall have used commercially reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section shall be directed to an executive officer of the Company or such Person as may be designated by any such officer. All such information shall be governed by the terms of the Confidentiality Agreements.

     (b) Within 14 days following the date of this Agreement, the Company and Buyer shall establish a Steering Committee comprised of at least one senior executive of Buyer and one senior executive of the

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Company (the "Steering Committee"). During the period prior to the Closing, the
Parties shall cause members of the Steering Committee to discuss in good faith the development of reasonable plans, protocols and arrangements designed to facilitate (i) the rapid integration of the Company's information technology systems immediately following the Closing and (ii) the separation of the Company's accounting records, inventories, receivables and bank accounts as between the Business and the Company's other businesses. The plans, protocols and arrangements with respect to information technology matters shall address, among other things, the installation by Buyer of hardware in the Company's facilities, the training of Company employees and means of facilitating Buyer's design of compatible information technology systems, the provision to Buyer by the Company of sample data files prior to the Closing and the transfer of data files to Buyer's system following the Closing. The Company will cooperate with Buyer and assist Buyer in effecting the actions and initiatives set forth in the plans, protocols and arrangements developed by the Steering Committee; provided, however, that this Section 8.2(b) and the plans, protocols and arrangements developed by the Steering Committee shall not require the Company to incur out-of-pocket expenses, require Company personnel to devote significant amounts of time to integration activities, require the Company to provide sales, production, operations or business data to Buyer, or require the Company to suffer a meaningful disruption of its operations.

     8.3 Stockholder Approval. (i) Subject to fiduciary obligations under applicable Laws, the Board of Directors of the Company shall recommend the approval of the Purchase and the Transactions to holders of Company Shares and
(ii) the Company will take, in accordance with applicable Laws and its certificate of incorporation and bylaws, all action necessary to convene a meeting of the stockholders to vote on the Mergers and the Purchase.

     8.4 Proxy Statement. The Company shall prepare and file with the SEC a proxy or information statement with respect to the solicitation of consents or proxies relating to the Mergers and the Purchase (the "Proxy Statement") as promptly as practicable and promptly thereafter mail the Proxy Statement to the holders of Company Shares. Buyer and the Company each agree, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the action constituting the Company Requisite Vote, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation is made by Buyer or its Subsidiaries with respect to statements made or incorporated by reference by the Company in the Proxy Statement based on written information supplied by the Company or its Subsidiaries.

     8.5 Filings; Other Actions; Notification. (a) The Company and Buyer shall cooperate with each other and shall use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws to as promptly as practicable consummate and make effective the Transactions, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all Permits necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transactions. Whenever this Agreement requires the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause each of its relevant Subsidiaries to take such action and a guarantee of the performance thereof. Subject to applicable Laws and the terms of any relevant agreements with third parties relating to the exchange of information, Buyer and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Buyer or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with obtaining the Permits required to consummate the Transactions and the Mergers. In exercising the foregoing right, each of the Company and Buyer shall act reasonably and as promptly as practicable.

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

     (b) The Company and Buyer each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Buyer, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with obtaining the Permits required to consummate the Transactions and the Mergers.

     (c) Subject to applicable Laws and the terms of any relevant agreements with third parties, the Company and Buyer each shall keep the other apprised of the status of matters relating to completion of the Transactions and the Mergers, including promptly furnishing the other with copies of notices or other communications received by Buyer or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Transactions and the Mergers (including obtaining the Permits required to consummate the Transactions); provided that in respect of any communication to or from (or meeting with) any Governmental Entities relating to the Transactions and the Mergers or obtaining such Permits, each Party shall use its reasonable best efforts to afford the other with advance notice of, and a meaningful opportunity to participate in, any such communications, including, without limitation, a right to attend, with advisors present, any meetings (telephonic or in person) with such Governmental Entities.

     (d) Without limiting the generality of the undertakings pursuant to this
Section 8.5, the Company (in the case of clauses (i) and (iii)) and Buyer (in all cases set forth below) agree to take or cause to be taken the following actions: (i) provide promptly to any and all federal, state, local or foreign courts or Government Antitrust Entities information and documents requested by any Government Antitrust Entity or necessary, proper or advisable to permit consummation of the Transactions; (ii) the proffer by Buyer of its willingness to sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, and the sale of, such assets, categories of assets or businesses of the Company or Buyer or either's respective Subsidiaries (and to enter into agreements with the relevant Government Antitrust Entity giving effect thereto) no later than 90 days from the date of this Agreement if such action should be reasonably necessary or advisable to avoid the commencement of a proceeding to delay, restrain, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement by any Government Antitrust Entity; and (iii) take promptly, in the event that any Order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the Transactions unlawful or that would prevent or delay consummation of the Transactions, any and all steps consistent with their "reasonable best efforts" obligations (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (ii) of this paragraph) necessary to vacate, modify or suspend such Order so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

     (e) Without limiting the generality of the undertakings pursuant to this
Section 8.5, the Company agrees to provide, and shall cause its Subsidiaries and shall use its reasonable best efforts to cause its and their respective officers, employees and advisors, including KPMG LLP, to provide, reasonable assistance to Buyer in connection with the completion of the financings contemplated in the Financing Arrangements to be consummated contemporaneously with or at or after the Closing in respect of the Transactions.

     (f) Without limiting the generality of the undertakings pursuant to this
Section 8.5, Buyer agrees to use its reasonable best efforts to (i) enter into definitive documentation with respect to the financings contemplated by the Financing Arrangements on substantially the same terms reflected in the Financing Arrangements, (ii) negotiate a substantially complete form (subject to customary review and comment by the banks in the syndicate group) of definitive agreements with respect to the senior credit facilities contemplated thereby prior to the mailing of the Proxy Statement (although signing may be delayed until a later date), and (iii) to satisfy all conditions applicable to Buyer in such definitive documentation. Buyer will keep the Company informed on a regular ongoing basis of the status of the efforts to obtain such financings and will use its reasonable best efforts to (i) provide the Company and its advisors, on a current basis, drafts and final versions of the definitive documentation related to the Financing Arrangements, with an opportunity to provide comments to Buyer thereon and (ii) assure that any conditions to funding the Financing Arrangements relating to loan syndication are satisfied at or prior to the time that all other conditions to the Closing
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

are expected to be satisfied. In the event any portion of the financings contemplated by the Arrangements becomes unavailable in the manner or from the sources originally contemplated, Buyer will use its reasonable best efforts to obtain any such portion from alternative sources on substantially comparable terms, if available, or if not substantially comparable, on terms and conditions satisfactory to Buyer in its sole discretion.

     8.6 Equitable Assignment. Notwithstanding anything to the contrary contained in this Agreement, to the extent that the sale, assignment, transfer, conveyance or delivery or attempted sale, assignment, transfer, conveyance or delivery to Buyer, as contemplated hereunder, of any Purchased Assets is prohibited by any applicable Laws or would require any governmental or third party Permits, including the Permits listed in Section 6.3 of the Disclosure Letter, and such Permits shall not have been obtained prior to the Closing (such Permits, collectively, "Delayed Consents"), this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or any attempted sale, assignment, transfer, conveyance or delivery, thereof. Following the Closing the Parties shall use commercially reasonable efforts and shall cooperate with each other, to obtain promptly the Delayed Consents; provided that all reasonable out-of-pocket expenses of such cooperation and related actions shall be paid by Buyer. Pending receipt of the Delayed Consents or if such Delayed Consents are not obtained, the Parties shall cooperate with each other in any reasonable and lawful arrangements, effectively transferring to Buyer from and after the Closing, the rights and benefits of, and entitlements to exercise the Company's rights under, and effectively causing the Buyer to assume all Assumed Liabilities with respect to, such Purchased Assets and operations of the Business as if such assets and operations had been transferred by the Company to Buyer at Closing and any Liabilities associated with the arrangements specifically established by Buyer and the Company pursuant to this Section 8.6. Once any Delayed Consent is obtained, the Company shall assign, transfer, convey and deliver, or cause to be assigned, transferred, conveyed and delivered, such Purchased Assets and operations of the Business to Buyer at Buyer's expense with Buyer responsible for all reasonable out-of-pocket costs associated with the transfer of the relevant Purchased Assets and operations and any other Liabilities associated with such transfer and the ownership or operation of such Purchased Assets that would have comprised Assumed Liabilities under this Agreement had such assets and operations been transferred by the Company to Buyer at Closing; provided that no additional consideration shall be paid by Buyer to the Company for such relevant Purchased Assets.

     8.7 Complete Financial Statements. (a) The Company shall use its reasonable best efforts to deliver to Buyer (i) audited combined statements of earnings and statements of cash flows for the Purchased Assets and the Assumed Liabilities for the years ended March 31, 2000 and March 31, 1999, (ii) an audited combined balance sheet for the Purchased Assets and the Assumed Liabilities as of March 31, 2000, (iii) unaudited combined statements of earnings and statements of cash flows for the Purchased Assets and the Assumed Liabilities for the nine months ended December 31, 2000, (iv) an unaudited combined balance sheet for the Purchased Assets and the Assumed Liabilities as of December 31, 2000, (v) an audited combined statement of earnings and an audited combined statement of cashflows for the Purchased Assets and the Assumed Liabilities for the year ended March 31, 2001, in each case together with reconciliations against the Purchased Assets and Assumed Liabilities excluding the Segregated Assets and Liabilities, and an audited combined balance sheet for the Purchased Assets and the Assumed Liabilities as of March 31, 2001, (vi) in the event that the Closing has not occurred by August 15, 2001, interim unaudited combined statements of earnings and cashflows for the Purchased Assets and Assumed Liabilities for the three-month periods ended June 30, 2000 and June 30, 2001 and interim unaudited combined balance sheets for the Purchased Assets and Assumed Liabilities for the three months ended June 30, 2000 and June 30, 2001, and (vii) in the event that the Closing has not occurred by November 15, 2001, interim unaudited combined statements of earnings and cashflows for the Purchased Assets and the Assumed Liabilities for the six-month periods ended September 30, 2000 and September 30, 2001 and unaudited combined balance sheets for the Purchased Assets and Assumed Liabilities for the six months ended September 30, 2000 and September 30, 2001, in each case prepared in accordance with GAAP (including GAAP requirements with respect to notes) and in compliance with requirements of Regulation S-X. The Company shall use its reasonable best efforts to deliver to Buyer the financial statements referred to in clauses (i) through (v) of the previous sentence (the "May Deliverables") by May 25, 2001. The Company shall cause its auditors to meet with Buyer and permit Buyer to review the auditors' workpapers concerning the May Deliverables, but Buyer shall not be permitted to copy such workpapers. The Company shall use its reasonable best efforts to deliver to Buyer (i) audited statements of
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

earnings and statements of cash flows for the Purchased Assets and the Assumed Liabilities which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay business for the years ended March 31, 2001, March 31, 2000 and March 31, 1999, (ii) audited balance sheets for the Business which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay business as of March 31, 2001 and March 31, 2000, (iii) in the event that the Closing has not occurred by August 15, 2001, interim unaudited statements of earnings and cashflows for the Purchased Assets and the Assumed Liabilities which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay business for the three-month periods ended June 30, 2000 and June 30, 2001 and interim unaudited balance sheets for the Purchased Assets and Assumed Liabilities which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay business as of June 30, 2000 and June 30, 2001, and (iv) in the event that the Closing has not occurred by November 15, 2001, interim unaudited statements of earnings and cashflows for the Purchased Assets and the Assumed Liabilities which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay busin ess for the six-month periods ended September 30, 2000 and September 30, 2001 and interim unaudited balance sheets for the Purchased Assets and Assumed Liabilities which do not include the "Arrid" or "Lady's Choice" product lines or the Lambert Kay business as of September 30, 2000 and September 30, 2001, in each case prepared in accordance with GAAP (including GAAP requirements with respect to notes) and in compliance with requirements of Regulation S-X. The Company shall use its reasonable best efforts to deliver to Buyer the financial statements referred to in clauses (i) and (ii) of the previous sentence by June 30, 2001. The Company shall use its reasonable best efforts to deliver to Buyer (i) audited statements of earnings and statements of cash flows for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business for the years ended March 31, 2001, March 31, 2000 and March 31, 1999, (ii) audited balance sheets for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business as of March 31, 2001 and March 31, 2000, (iii) in the event that the Closing has not occurred by August 15, 2001, interim unaudited statements of earnings and cashflows for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business for the three-month periods ended June 30, 2000 and June 30, 2001 and interim unaudited balance sheets for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business as of June 30, 2000 and June 30, 2001, and (iv) in the event that the Closing has not occurred by November 15, 2001, interim unaudited statements of earnings and cashflows for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business for the six-month periods ended September 30, 2000 and September 30, 2001 and interim unaudited balance sheets for the "Arrid" and "Lady's Choice" product lines and the Lambert Kay business as of September 30, 2000 and September 30, 2001, in each case prepared in accordance with GAAP (including GAAP requirements with respect to notes) and in compliance with requirements of Regulation S-X. The Company shall use its reasonable best efforts to deliver to Buyer the financial statements referred to in clauses (i) and (ii) of the previous sentence by June 30, 2001.

     (b) From the date hereof until the Closing Date, the Company shall use its reasonable best efforts to deliver to Buyer, promptly following the internal circulation thereof, (i) such monthly management reporting packages for the Company's Carter Products, Lambert Kay and International divisions as the Company prepares in the ordinary course of business, and (ii) such Friday sales reports for the Company's Carter Products and Lambert Kay divisions as the Company prepares in the ordinary course of business.

     (c) The Company shall cause the cash held by the Transferred Subsidiaries as of the Closing (other than the Carter-Horner Retained Cash Amount) to be held by the Transferred Subsidiaries (other than Carter-Horner Inc.) in ratable portions not materially inconsistent with their respective ratable portions of the cash held by the Transferred Subsidiaries (other than Carter-Horner Inc.) as reflected in the Audited Financial Statements.

     8.8 Intercompany Accounts. Intercompany accounts between the Company or any of its Subsidiaries, on the one hand and any Transferred Subsidiary, on the other hand ("Intercompany Accounts") in respect of goods sold in the ordinary course of business shall be paid in full 30 days after Closing and all other Intercompany Accounts will be canceled without payment prior to the Closing.

     8.9 Publicity. The initial press release concerning the Transactions shall be a joint press release approved in advance by the Company and Buyer and thereafter the Company and Buyer each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to
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the Transactions and prior to making any filings with any third party and/or any
Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by applicable Laws or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service on which the securities of the Company or Buyer or its Affiliates are listed or quoted.

     8.10 No Solicitation and No Hiring. For a period of 24 months following the Closing Date, the Company and its Affiliates (excluding MedPointe Capital Partners, L.L.C., Cypress Associates II, LLC and TC Group, LLC and their respective Affiliates that are not otherwise Affiliates of the Company) shall not directly or indirectly solicit for employment or hire as an employee or consultant, any of the Transferred Employees or other employees of Buyer or its Affiliates engaged in the Business unless such employee's employment is earlier terminated by Buyer. For a period of 24 months following the Closing Date, Buyer and its Affiliates (excluding Financial Bidder and its Affiliates that are not otherwise Affiliates of the Company) shall not directly or indirectly solicit for employment or hire as an employee or consultant, any employee (other than an Transferred Employee) who works for the Company or its Affiliates unless such employee's employment is earlier terminated by the Company. Notwithstanding the foregoing, this Section 8.10 shall not prevent either Buyer or Company (or any of their respective Affiliates or any Person acting on their behalf) from conducting general searches for employees by use of advertisements or the media that are not directly targeted at the employees of the other Party.

     8.11 Acquisition Proposals. (a) The Company agrees that neither it nor any Subsidiary of the Company nor any of their respective officers or directors shall, and that it shall direct and cause its and such Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of the Company's Subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiry or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase or similar transaction involving (A) more than 15% of the consolidated assets of the Company primarily related to the Business (a "Business Acquisition Proposal"); (B) more than 15% of the consolidated assets of the Company primarily related to the operations of the Company other than the Business (such operations, the "Healthcare Business" and such a proposal, a "Healthcare Acquisition Proposal"); or (C) more than 15% of the outstanding equity securities of the Company or more than 15% of the consolidated assets primarily related to the Business and the consolidated assets primarily related to the Healthcare Business (a "Company Acquisition Proposal", any Business Acquisition Proposal, Healthcare Acquisition Proposal or Company Acquisition Proposal being referred to as an "Acquisition Proposal");
(ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal (including by entering into any letter of intent or similar document or any contract, agreement or commitment with any Person making such an Acquisition Proposal) or (iii) approve, endorse or recommend any Acquisition Proposal; provided, however, that prior to the effectiveness of the Company Requisite Vote, nothing contained in this Agreement shall prevent the Company, its directors, officers, agents or other representatives from (A) complying with its disclosure obligations under applicable Law; (B) providing information in response to a request therefor by a Person who has made an unsolicited bona fide written Acquisition Proposal if the Board of Directors receives from the Person so requesting such information an executed confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreements, it being understood that such confidentiality agreement will not prohibit the making of an Acquisition Proposal; (C) engaging in any negotiations or discussions with any Person who has made an unsolicited bona fide written Acquisition Proposal or entering into an agreement with such Person solely with respect to the payment by such Person of amounts payable to Buyer pursuant to Section 11.5(b) or to Parent pursuant to
Section 8.5(b) of the Merger Agreement; (D) approving, recommending or endorsing such an Acquisition Proposal to the stockholders of the Company (which, in the case of a Business Acquisition Proposal or Company Acquisition Proposal, shall be deemed to be a withdrawal or modification of the recommendation of this Agreement by the Board of Directors of the Company), or (E) following the termination of the Merger Agreement pursuant to Section 8.3(a) thereof, entering into an agreement with a Person who has made an unsolicited bona fide written Healthcare Acquisition Proposal with respect to such Healthcare Acquisition Proposal, if and only to
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the extent that, (i) in each such case referred to in clause (B), (C), (D) or
(E) above, the Board of Directors of the Company determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in light of such Acquisition Proposal and the terms of this Agreement, be inconsistent with the fiduciary duties of the directors under applicable Law and
(ii) (x) in the cases referred to in clause (B) or (C) above, the Board of Directors of the Company determines in good faith (after consultation with a financial advisor) that taking the actions permitted pursuant to such clauses with respect to an Acquisition Proposal could reasonably be expected to result in a Superior Proposal, assuming such Acquisition Proposal were consummated and
(y) in the case referred to in clauses (D) or (E) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal is a Superior Proposal. A Business Acquisition Proposal is a "Superior Proposal" if (i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by stock acquisition or otherwise) acquisition by a third party of all or substantially all of the consolidated assets of the Company primarily related to the Business and (ii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the Mergers pursuant to the Merger Agreement, will be more favorable to the Company's stockholders from a financial point of view than the Purchase, taken together with the Mergers and, for purposes of the determination to be made in clause (D) or (E) above, in the good faith judgment of the Board of Directors of the Company, such transaction is reasonably likely to be financed by such third party. A Healthcare Acquisition Proposal is a "Superior Proposal" if (i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by merger, stock acquisition or otherwise) acquisition by a third party of the Healthcare Business and (ii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the Purchase, will be more favorable to the Company's stockholders from a financial point of view than the Mergers, taken together with the Purchase and such other transactions and, for purposes of the determination to be made in clause (D) or (E) above, in the good faith judgment of the Board of Directors of the Company, such transaction is reasonably likely to be financed by such third party. A Company Acquisition Proposal is a "Superior Proposal" if (i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves a third party unaffiliated with CPI acquiring, directly or indirectly, not less than a majority of the outstanding Company Shares (by merger, stock acquisition or otherwise) or acquiring directly or indirectly, all or substantially all of the consolidated assets of the Company, (ii) such transaction (or series of transactions) is reasonably likely to be consummated and (iii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal will be more favorable to the Company's stockholders from a financial point of view than the combined effect of the Purchase and the Mergers. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposals. The Company agrees that it will notify Buyer immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives.

     (b) Buyer and its Affiliates shall not directly or indirectly (through Affiliates or otherwise), individually or as a group, enter into any agreement or other arrangement with any party to the Merger Agreement that would obligate any party to the Merger Agreement to refuse or otherwise fail to cooperate with the Company and its representatives or obligate any party to the Merger Agreement to oppose or otherwise act to thwart the Company's efforts to (i) negotiate with respect to a Business Acquisition Proposal or (ii) enter into a Business Acquisition Proposal that is a Superior Proposal.

     (c) In the event the Company terminates the Merger Agreement pursuant to
Section 8.3(a) thereof in order to enter into an agreement with respect to a Healthcare Acquisition Proposal that constitutes a Superior Proposal, Buyer shall be required to accept (i) the acquirors of the Healthcare Business pursuant to such agreements as replacements for Parent, CPI Merger Sub and Company Merger Sub (the "Substitute Merger Parties") for purposes hereof and
(ii) such agreement as a replacement for the Merger Agreement (such agreement and any related agreements, collectively, the "Substitute Merger Agreement") for purposes hereof if such Substitute Merger Parties and Substitute Merger Agreement would not, in the good faith judgment of Buyer (as compared with the Merger Agreement and the agreements entered into in connection therewith), materially and adversely affect the Buyer's rights or obligations hereunder and under the agreements executed
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and delivered in connection herewith (including the Ancillary Agreements, the
Voting Agreement, the Shareholder Indemnification Agreement and the Fund Agreement), taking into account all relevant factors, including the terms and conditions of the Substitute Merger Agreement and the financial position of the Substitute Merger Parties. If the Company notifies Buyer that it intends, subject to not receiving a Section 8.11(c) Notice (as hereinafter defined), to terminate the Merger Agreement pursuant to Section 8.3(a) thereof in order to enter into a Substitute Merger Agreement pursuant to such Section 8.3(a) and, prior to or at the time of delivery of such notice, provides Buyer with a draft of such Substitute Merger Agreement and such documents and information relating to the Substitute Merger Parties and the transactions contemplated by the proposed Substitute Merger Agreement that are in the Company's possession or as may be reasonably obtained by the Company as Buyer may reasonably request, Buyer will notify the Company (the "Section 8.11(c) Notice") within three Business Days of such notice (not counting the day of receipt) following the date of receipt of such notice as to whether, in the exercise of its good faith judgment, such Substitute Merger Agreement with the Substitute Merger Parties would have any of the material adverse effects described above. If Buyer does not provide a Section 8.11(c) Notice within such three-day period, Buyer shall be deemed to accept the Substitute Merger Parties and the Substitute Merger Agreement. For purposes of this Agreement, upon execution and delivery by the Company and CPI of the substitute Merger Agreement, all references herein to the "Mergers" and the "Merger Agreement" shall become references to such Substitute Merger Agreement. It is further agreed that the giving by the Company to Parent of the notice that it intends to terminate this Agreement pursuant to Section 11.3(a) in order to enter into a Substitute Asset Purchase Agreement and the drafts, documents and information contemplated by Section 6.2(b) of the Merger Agreement, shall not, in and of itself, provide Buyer a right to terminate this Agreement pursuant to Section 11.4.

     8.12 Timing of Closing. (a) Buyer will cooperate with the Company in causing the Closing contemplated by the Merger Agreement and the Closing contemplated by this Agreement to occur and be effected on the same date and the Closing contemplated by this Agreement to immediately precede the Closing contemplated by the Merger Agreement; it being understood and agreed that the closing contemplated by the Merger Agreement and the Closing will not be consummated until all conditions to closing in the Merger Agreement and this Agreement and the conditions to the extension of financing by all respective financing sources (debt and equity) have been satisfied or waived and the parties to this Agreement and the Merger Agreement and their respective financing sources (debt and equity) have entered into an appropriate agreement reasonably satisfactory to the Company (the "Closing Agreement") to such effect.

     (b) Without the prior written consent of Buyer, which shall not be unreasonably withheld, delayed or conditioned, the Company shall not amend or modify the Merger Agreement in a manner that materially and adversely affects Buyer's rights and obligations hereunder. Subject to the foregoing, the Company shall deliver promptly to Buyer copies of all amendments or modifications to the Merger Agreement.

     (c) Without the prior written consent of the Company, which shall not be unreasonably withheld, delayed or conditioned, Strategic Buyer and Buyer shall not amend or modify the Product Line Purchase Agreement in a manner that would materially and adversely affect the Company. Without the prior written consent of Buyer, which shall not be unreasonably withheld, delayed or conditioned, the Company will not terminate the Merger Agreement pursuant to Section 8.1 thereof. Subject to the foregoing, Buyer shall deliver promptly to the Company copies of all amendments or modifications to the Product Line Purchase Agreement. The Company and Buyer shall cooperate in causing the Closing contemplated by the Product Line Purchase Agreement to be effected in accordance therewith.

     8.13 Insurance. The Company will use its reasonable best efforts to ensure that, at or prior to Closing, the Buyer is named as an additional insured under each of the Company's insurance policies in effect on the date of this Agreement.

     8.14 Sofibel S.A.R.L. Conversion. Subject to and in accordance with the applicable requirements of French Law, the Company shall use its reasonable best efforts to convert (by merger or otherwise) its Subsidiary Sofibel S.A.R.L. prior to Closing from an S.A.R.L. entity into an S.A.S. or S.A. entity, at Buyer's request, exercisable once. If such conversion has been effected, Buyer shall not convert Sofibel S.A.S. or S.A.,

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as the case may be, again into an S.A.R.L. entity for a period of five years following the Closing. All references in this Agreement, the Disclosure Letter and any Ancillary Agreements to Sofibel S.A.R.L. shall be deemed to be references to Sofibel S.A.S or S.A., as the case may be, following the effectiveness of such conversion.

     8.15 Carter-Horner Taxes. Buyer agrees to cause Carter-Horner to pay to the Company any amounts actually withheld, deducted or otherwise collected by Carter-Horner with respect to any distribution or other payment made with respect to shares of Carter-Horner stock in excess of any Taxes required to be so withheld, deducted or otherwise collected.

                                   ARTICLE IX

                             EMPLOYEES AND BENEFITS

     9.1 Employees and Service Crediting.

     (a) Offer of Employment with Buyer. (i) The parties hereto intend that there shall be continuity of employment with respect to all Available Employees who become Transferred Employees. Except where applicable Laws provide for an automatic transfer of employees upon the transfer of a business as a going concern, Buyer shall make an offer of employment effective as of the Closing to each Available Employee (including those on vacation, and Leave Recipients (as defined in Section 9.1(c)) on the Closing Date which offer, except as provided below, shall include a base salary or wages not less than as in effect with respect to each such Employee at Closing and shall not require that such Employee relocate to a work location more than 45 miles from such Employee's current work location. In addition to the foregoing base salary, wage and location terms, except as provided below such offer shall provide for substantially comparable total benefits and compensation in the aggregate for the group of Employees taken as a whole (including short-term bonus opportunities, but excluding equity compensation and post-retirement health and welfare except for Employees with Executive Employment Agreements and Change in Control Agreements listed on Section 6.7(a) of the Disclosure Letter and also excluding the Executive Automobile Policy described in Section 8.1(b)(v) of the Disclosure Letter)) to such total benefits and compensation provided by the Company in the aggregate for all Available Employees taken as a whole as of the Closing. Each offer shall also contain the covenant of Buyer set forth in subsections 9.1(e), 9.1(f), 9.1(h)(i)), 9.1(i)(ii) and (iii), and 9.1(j) below.
The requirement of comparability of benefits shall not apply to Employees covered by a collective bargaining agreement. Prior to the Closing Date, the Company shall cooperate with and use commercially reasonable efforts to assist Buyer in its efforts to secure reasonably satisfactory employment arrangements with the Available Employees. Each Available Employee who accepts an offer of employment with Buyer shall become and shall be referred to herein as a "Transferred Employee."

     (ii) Notwithstanding anything to the contrary herein, Buyer shall also have the ability to make employment offers which are not "comparable" to their current terms and conditions to up to thirty Available Employees, which offer shall describe the provisions of this Section 9(a)(ii), in which case if the Available Employee rejects such offer (but only if he or she rejects such offer), Buyer shall be responsible for such Employee's severance pay as specified in the Change in Control Severance Plan set forth in Section 9.1(d) of the Disclosure Letter (the "CIC Severance Plan") (or other applicable severance arrangement for Employees not covered by the CIC Severance Plan), and Buyer shall indemnify the Company for all such severance obligations with respect to such Available Employees. In the event an Available Employee accepts an offer with Buyer with a Base Salary (as defined in the CIC Severance Plan) less than such employee's Base Salary at the Closing Date or location more than 45 miles from such Employee's principal place of employment at the time of such offer, if consented to by such Employee in writing upon accepting such offer such Employee shall not be entitled to severance pay by reason of such noncomparable employment, however such new Base Salary or location will become the benchmark Base Salary or location to determine eligibility for severance for Good Reason (as defined in the CIC Severance Plan) thereafter, but shall not affect the calculation of the amount of severance payments under any circumstances, as provided in the CIC Severance Plan. In all other respects, such group of Available Employees shall be treated as other Available Employees under this
Section 9.1. Nothing herein shall be construed as a guarantee of any length of employment or shall restrict

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Buyer's ability to terminate any Transferred Employee, subject to any applicable
Laws, employment agreements or collective bargaining agreements.

     (b) Adjustment of Available Employees for Subsequently Hired Employees. An employee hired by the Company after the date hereof who would have been an Available Employee but for not being employed on the date hereof shall become an Available Employee as of the date of hire. An Employee who is on the Available Employee list who retires (under the terms of the applicable qualified defined benefit pension plan) or dies prior to the Closing Date shall be removed from the Available Employee list. Approximately five Business Days prior to Closing, the Company shall furnish to Buyer an updated list of Available Employees as of such date.

     (c) Special Provisions for Leave Recipients. (i) Any offer of employment extended pursuant to Section 9.1(a) to an Available Employee who is not actively at work on the date of such offer as a result of short-term disability leave, or other approved personal leave (including, without limitation, military leave with re-employment rights under federal law, leave with right of re-employment under any collective bargaining agreement and leave under the Family Medical Leave Act of 1993), (individually, a "Leave Recipient" and collectively the "Leave Recipients") will remain effective until such Available Employee's termination of such short-term disability or approved leave of absence, respectively, provided that he or she returns to active service before the later of (A) 180 days following the Closing Date or (B) the date such employee's re-employment rights expire under the applicable agreement or applicable Laws. Prior to returning to active status, such Leave Recipient shall continue to receive benefits, if any, to which he or she is entitled pursuant to the applicable agreement or under the Compensation and Benefit Plans maintained by the Company; provided that to the extent compensation or benefits paid or provided to such a Leave Recipient under the Company's Compensation and Benefit Plans is not fully covered by the Company's insurance, Buyer shall reimburse the Company for the dollar value of any such compensation and benefits that are not covered.

     (ii) When the Leave Recipient returns to active status pursuant to the terms of clause (i) above and accepts Buyer's offer of employment, such Leave Recipient shall be considered a Transferred Employee (as defined above) and the following provisions shall apply: (A) the Leave Recipient shall cease to be eligible for coverage and benefits under any employee benefit plans or programs maintained by the Company (including, without limitation the Compensation and Benefit Plans) except to the extent, if any, that such coverage and benefits are required by the terms of the Company's plans, applicable Law or by this subsection (c); (B) the Leave Recipient, upon becoming a Transferred Employee, shall become eligible for coverage and benefits under all employee benefit plans or programs maintained by Buyer under the same terms and conditions that apply to other Transferred Employees; and (C) the Leave Recipient's period of leave shall be treated as a period of service under the employee benefit plans and programs of Buyer to the same extent as if the Leave Recipient had received benefits under a similar plan or was subject to a similar policy of Buyer except to the extent such service credit will result in duplication of benefits to the Leave Recipient.

     (iii) Any Leave Recipient who (A) was receiving short-term disability benefits under a Compensation and Benefit Plan, (B) becomes a Transferred Employee under Section (ii) above, and (C) terminates employment with Buyer within the time period in the applicable company policy under circumstances relating to the same infirmity (as defined in the applicable company policy) which gave rise to the short-term disability that existed on the Closing Date that would entitle such person to benefits under a Compensation and Benefit Plan that is a long term disability plan, shall receive such benefits as are provided under such Company plan. Any benefits under a Buyer plan shall be provided in accordance with, and subject to, the terms of such plan.

     (d) Buyer Benefit Obligation. Buyer shall establish and maintain until June 30, 2002 employee benefit plans, programs, policies and arrangements for Transferred Employees which provide benefits to the Transferred Employees that, as a group, are substantially comparable in the aggregate to those provided to the Transferred Employees, as a group, under the applicable Compensation and Benefit Plans in effect on the Closing Date (other than equity compensation and post-retirement health and welfare, except for those Transferred Employees with Executive Employment Agreements or Change in Control Agreements listed on
Section 6.7(a) of the Disclosure Letter, and also other than the Executive Automobile Policy, described on

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

Section 8.1(b)(v) of the Disclosure Letter); provided, however, that the requirements of this sentence shall not apply to Transferred Employees who are covered by a collective bargaining agreement. Such requirement shall be applied based upon the benefits offered to Transferred Employees generally, and shall not be applied on an employee-by-employee basis, nor shall any lack of equity-based compensation, post-retirement health and welfare coverage of active employees (other than those executives entitled to benefits under the Corporate Officer Medical Expense Reimbursement Plan), or lack of Executive Automobile Policy, be taken into account in making such determination. Notwithstanding the above aggregation, Buyer shall accept assignment, and assume, from the Company or its Subsidiaries all employment and change in control agreements to which any Available Employee is a party and Buyer shall assume the obligation to provide severance pay and benefits to Available Employees no less favorable than the benefits provided pursuant to the severance plan set forth in Section 9.1(d) of the Disclosure Letter (to the extent such Employee is covered by such plan). Except as expressly provided in Section 9.1(c) or as required by law, all Available Employees shall cease accruing benefits under and shall cease to participate in the Compensation and Benefit Plans as of the Closing Date.

     (e) Payment of Bonuses. At the earlier of such Employee's termination of employment (except termination for cause as defined in the CIC Severance Plan, which termination has no bonus entitlement) or April 1, 2002, Buyer shall pay to each Available Employee who is employed immediately prior to Closing, other than employees covered by a collective bargaining agreement or employees whose employment agreement or other individual agreement otherwise provides for such payment, a payment equal to a pro rata portion of such employee's target bonus, if any, under the Company's annual incentive bonus plan(s) in which such employee is a participant, for the portion of the bonus year that has elapsed from April 1, 2001 until the Closing Date.

     (f) Recognition of Service. On and after the Closing Date and for purposes of eligibility, vesting, vacation entitlement and severance benefits under all employee compensation and benefit plans of Buyer, each Transferred Employee shall receive full credit from Buyer for all prior service properly credited under the Compensation and Benefit Plans. Section 6.7(b)(1) of the Disclosure Letter may be conclusively relied upon by Buyer in crediting service in accordance with this Section.

     (g) Compensation and Benefit Plan Assets to be Transferred to Buyer. As soon as practicable after the Closing Date, the Company agrees to cause the trustee of the Assumed Pension Plan to transfer to the trustee of the Buyer's pension plan all assets with respect to the Assumed Pension Plan. As of the Closing Date, Buyer shall assume all Liabilities with respect to the Assumed Pension Plan. Seller shall transfer or shall cause the trustee to transfer, effective as of the Closing Date, assets with respect to the life insurance policies underlying the Split Dollar Agreements listed on Section 6.7(a) of the Disclosure Letter with respect to Transferred Employees. As of the Closing Date, Buyer shall assume all Liabilities with respect to such Split Dollar Agreements. Except as described in subsection (h)(iii) below, no assets will be transferred in connection with this Agreement in respect of any Compensation and Benefit Plan other than the Assumed Pension Plan and the life insurance policies underlying the Split Dollar Agreements listed on Section 6.7(a) of the Disclosure Letter.

     (h) Buyer Savings Plan. (i) As of the Closing Date, Buyer shall establish and maintain a tax-qualified defined contribution plan (the "Buyer Savings Plan"). All Transferred Employees will be eligible to participate in the Buyer Savings Plan.

     (ii) Distributable Event. If a distribution is permissible under Section 401(k) of the Code, as determined by the Company in its sole discretion, the Company will permit each Transferred Employee to elect a distribution of benefits from the applicable tax-qualified defined contribution plan maintained by the Company (the "Company Savings Plan"). If the Company permits Transferred Employees to elect distributions, Buyer will cause the Buyer Savings Plan to accept a direct rollover of the portion of a Transferred Employee's distribution which constitutes an eligible rollover distribution, including any outstanding loans and related promissory notes.

     (iii) Plan-to-Plan Transfer. If the Company determines in accordance with the foregoing that a distribution is not permissible under Section 401(k) of the Code, then Buyer and the Company agree to use
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their reasonable best efforts to effect a plan to plan transfer of the account balances and related Liabilities of the Transferred Employees, except to the extent the Company elects to allow Transferred Employees to choose to retain their account balances in the Company Savings Plans (and to the extent Transferred Employees elect to so retain their account balances). Such a transfer (if any) shall occur on or as soon as practicable after the Closing Date. To implement such a transfer (if any), the Company shall direct the trustee(s) of the Company Savings Plans to transfer to the trustee or funding agent of the Buyer Savings Plan an amount in cash or kind (as determined by the Company with the consent of Buyer, which shall not be unreasonably withheld) equal in value to the account balances of the Transferred Employees covered by the Company Savings Plans as of the date of the transfer (other than any such employees who are permitted by the Company to elect, and who so elect, to retain such account balances in the Company Savings Plans); provided that to the extent the account balances to be transferred consist in whole or in part of outstanding loans, the Company shall direct the trustee(s) of the Company Savings Plans to transfer to the trustee or funding agent of the Buyer Savings Plan, in lieu of cash, the promissory notes and related documents evidencing such loans. Buyer and the Company shall take such actions as may be required to effect the assignment of such loans by the trustee(s) of the Company Savings Plans to the trustee or funding agent of the Buyer Savings Plan. In addition, the transfer procedure (if any) shall ensure that all account balances of Transferred Employees remain invested, or receive a reasonable rate of return, throughout the transfer process. As of the date and to the extent that assets from the Company Savings Plan are transferred to a Buyer Savings Plan, all Liabilities related to or arising from such assets shall be assumed by Buyer Savings Plan.

     (iv) Matching Contributions. All required matching contributions with respect to the Transferred Employees' contributions to the Company Savings Plans that are eligible for matching and made before the Closing Date (or with respect to compensation earned by such Transferred Employees prior to the Closing Date but paid by the Company and its Affiliates after the Closing Date) shall be made by the Company, without regard to any year of service or last day of Plan year active employment requirements (and the Company Savings Plan shall be amended, if necessary, to accomplish this result). Such matching contributions shall be made not later than the date on which all other matching contributions are made to the Company Savings Plans with respect to contributions made at the same time as the Transferred Employees' contributions.

     (i) Welfare Plans and Other Unfunded Plans. (i) The Company shall retain responsibility for all medical, dental, cafeteria plan, Accidental Death and Dismemberment, life and short- and long-term disability insurance claims, workers compensation, and all other welfare and fringe benefit claims (x) incurred by Employees who are not Available Employees or employees of the Transferred Subsidiaries as of the Closing Date and (y) incurred by Available Employees prior to the Closing Date; provided that Buyer shall assume, and shall reimburse the Company for, 60% of any retiree medical liability incurred with respect to any Covered Retiree. The Company shall not offer any severance, through the Company's regular severance program or otherwise, to Available Employees who do not become Transferred Employees, except as described in
Section 9.1(a)(ii) or as disclosed pursuant to an individual agreement in
Section 6.7(a) of the Disclosure Letter. Except as otherwise expressly provided in this Agreement with respect to Covered Retirees, the Company shall retain responsibility for all compensation and benefits (including, without limitation, retiree medical), for any Available Employee who retires or dies on or before the Closing Date. For purposes of this paragraph, a claim shall be deemed to have been incurred when the medical or other service giving rise to the claim is performed, except that disability (including workers compensation) claims shall be deemed to have been incurred on the date the Employee becomes disabled as determined under the terms of the applicable Compensation and Benefit Plan. Notwithstanding the foregoing but subject to Sections 8.1(b)(viii) and 9.1(i)(i), Buyer shall be liable for severance and termination obligations for Available Employees who quit, resign or are otherwise terminated prior to the Closing Date, other than Available Employees who retire (under the terms of the applicable defined benefit pension plan) or die prior to the Closing Date, for whom such obligations shall be retained by the Company (subject to the Buyer's assumption of liabilities with respect to Covered Retirees as expressly provided herein). For the avoidance of doubt, Buyer shall be liable for any severance and termination obligations incurred as a result of the consummation of the Transactions for Available Employees and the Company shall retain liability for severance paid to Employees who are not Available Employees and not employees of the Transferred Subsidiaries.
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     (ii) Buyer agrees to cause each of its medical, dental and health plans that provides coverage to a Transferred Employee to (A) waive any preexisting conditions, waiting periods and actively at work requirements under such plans, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any welfare plan maintained for the Transferred Employees immediately prior to the Closing Date and (B) cause such plans to honor any expenses incurred by the Transferred Employees and their beneficiaries under similar plans of the Company during the portion of the calendar year prior to the Closing Date for purposes of satisfying applicable deductible, co-insurance and maximum out-of-pocket expenses.

     (iii) Beneficiary Coverage. References herein to a benefit with respect to a Transferred Employee or Available Employee shall include, where applicable, benefits with respect to any eligible dependents and beneficiaries of such Transferred Employee or Available Employee under the terms of the relevant employee benefit policy, plan, arrangement, program, practice, or agreement.

     (iv) The Company shall retain all Liabilities under the Compensation and Benefit Plans listed on Section 9.1(i)(iv) of the Disclosure Letter.

     (v) At the Closing, Buyer shall execute and deliver the letter attached hereto as Exhibit I, to the recipients described therein.

     (j) Vacation. The Company shall not pay out to Employees vacation pay benefits earned but not yet used as of the Closing Date, other than for Available Employees who choose not to become Transferred Employees, which vacation pay cost shall be reimbursed by Buyer. Buyer shall provide Transferred Employees with credit under Buyer's vacation pay plan for the earned but not yet used vacation pay benefits and attributable to each Transferred Employee as set forth on a written schedule provided prior to the Closing by the Company to Buyer. Liability for such amounts shall be borne by Buyer; the Company shall have no liability for such vacation pay benefits.

     (k) WARN Act and Health Care Continuance Requirements.

          (i) Buyer shall be responsible for providing or discharging any and all notifications, benefits, and liabilities to Transferred Employees and Governmental Entities required by the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act") or by any other applicable law relating to plant closings or employee separations or severance pay that are first required to be provided or discharged on or after the Closing Date, including pre-closing notice or liabilities if actions by Buyer on or after the Closing Date result in a notice requirement or liability under such laws. The Company shall reasonably cooperate with Buyer in preparing and distributing any notices that Buyer may desire to provide prior to Closing. All employees involuntarily separated from employment by the Company within 90 days of the Closing Date shall be identified on a schedule to be prepared by the Company and submitted to Buyer as soon as practicable after the date hereof and in no event later than the Closing Date. Buyer and the Company shall cooperate with each other to provide timely notice, if required, to any Governmental Entity of the consummation of this Agreement and the related transfer of employees.

          (ii) The Company shall retain the obligations with respect to COBRA continuation coverage for all Available Employees who do not become Transferred Employees; provided however, that Buyer shall reimburse the Company for the amount by which aggregate medical claims incurred by such Employees exceeds the aggregate premiums collected by the Company with respect to COBRA coverage for such Employees.

     (l) The Company shall cause each Transferred Subsidiary that is a participating subsidiary in any Compensation and Benefit Plan retained by the Company to cease to be a participating subsidiary as of the Closing.

     9.2 Transitional Employment Matters. (a) Buyer shall assume and shall reimburse the Company for all Liabilities that arise or have arisen out of, in respect of or as a result of the employment (or termination of employment) of any Transition Employee, except that the Company expressly retains liability for
(i) salary, wages, cash compensation and related payroll taxes and providing employee benefits during the period from

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the Closing Date to the date such Transition Employee's employment is terminated, (ii) incremental liability, if any, for any post-employment benefit entitlement and severance incurred by reason of a Transition Employee remaining employed by the Company after the first anniversary of the Closing Date, (iii) incremental severance liability, if any, by reason of the Company (x) increasing the salary of any such Transition Employee by more than 4% since the Closing Date or (y) putting in place severance enhancements after the Closing Date, and
(iv) any employment-related liabilities to the extent related to acts or omissions that occur during the period from the Closing Date to the date such Transition Employee's employment is terminated (including, without limitation, for employment discrimination or other torts or violations of law). Buyer and the Company shall share Liability for any retiree medical obligations for Transition Employees who either (i) retire in the first year after the Closing, or (ii) were eligible to retire and receive retiree medical benefits under the Company's retiree medical plan as of the Closing Date, to the same extent as for Covered Retirees. Any other retiree medical Liabilities for Transition Employees shall be the Company's responsibility.

     9.3 Other Employee Matters. (a) The Company, Buyer, the administrator of the Compensation and Benefit Plans and the administrator of the employee benefits plans established by Buyer shall assist and cooperate with each other in providing each other with any records, documents or other information and access to personnel within its control or to which it has access that is reasonably requested by any other such party as necessary to the disposition, settlement or defense of any claim or to the implementation of the provisions of this Article IX.

     (b) Successors and Assigns. From and after Closing, in the event either Party or any of its successors and assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets relating to the Business to any Person, then, and in each case, proper provision shall be made so that such successors and assigns of such Party expressly agree to assume and honor the obligations of such Party set forth in this Article.

     (c) Each of Buyer and the Company acknowledge that the Transactions contemplated by this Agreement and by the Merger Agreement shall be a "change-in-control" of the Company with respect to all participants under any "Change of Control" provisions of the Compensation and Benefit Plans.

                                   ARTICLE X

                                   CONDITIONS

     10.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the Closing are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

          (a) Stockholder Approval. The Transactions shall have been authorized by a resolution adopted by the Company Requisite Vote.

          (b) Regulatory Consents. The waiting periods applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated and the notices, reports and other filings listed in
     Section 10.1(b) of the Disclosure Letter shall have been made or obtained.

          (c) No Orders. No court or Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (collectively, an "Order") that is in effect and restrains, enjoins or otherwise prohibits consummation of the Transactions.

          (d) Closing Agreement. The Company, Buyer, CPI, Parent, CPI Merger Sub and Company Merger Sub shall have executed and delivered, each to the other, the Closing Agreement as contemplated by Section 8.12(a).

          (e) Financing. Buyer shall have obtained financing proceeds sufficient to consummate the Purchase on the terms and conditions set forth in the Arrangements or upon terms and conditions which are substantially comparable thereto, and to the extent that any of the terms and conditions are not so set

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     forth or are not so substantially comparable, on terms and conditions satisfactory to Buyer in its sole discretion.

     10.2 Conditions to Obligations of Buyer. The obligations of Buyer to effect the Closing are also subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following conditions:

          (a) Representations and Warranties of the Company. (i) The representations and warranties of the Company set forth in this Agreement that are qualified by reference to "Material Adverse Effect" shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in this Agreement that are not qualified by reference to "Material Adverse Effect" shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 10.2(a)(ii) shall be deemed to have been satisfied even if such representations and warranties of the Company are not true and correct unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had (since the date of this Agreement) or is reasonably likely to have a Material Adverse Effect; and
     (iii) Buyer shall have received a certificate signed on behalf of the Company by the Chief Executive Officer of the Company to the effect that such Chief Executive Officer has read this Section 10.2(a) and the conditions set forth in this Section 10.2(a) have been satisfied.

          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; provided that the Company shall have performed its obligations pursuant to Section 8.1(b)(vii) in all respects.

          (c) Permits. All Permits listed in Section 10.2(c) of the Disclosure Letter shall have been obtained, or arrangements reasonably satisfactory to Buyer to provide Buyer the benefits of such items as to which Permits shall have not been obtained, shall have been entered into.

          (d) No Litigation. No Governmental Entity shall have instituted any suit, action or proceeding that remains pending at the time of Closing seeking to restrain, enjoin or otherwise prohibit the consummation of the Purchase or the Mergers (an "Injunctive Action"), and no Person shall have instituted any suits, actions or proceeding that remains pending at the time of Closing before any U.S. court of competent jurisdiction, except for any (i) Injunctive Action and (ii) any other such suits, actions or proceedings that, after giving effect to any liabilities of Buyer pursuant to the Indemnification Agreement, are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

          (e) Fund Agreement. The Company and the shareholders party thereto shall have executed and delivered to Buyer the Fund Agreement.

     10.3 Conditions to Obligations of the Company. The obligations of the Company to effect the Closing are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:

          (a) Representations and Warranties of Buyer. (i) The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date) provided, however, that notwithstanding anything herein to the contrary, this Section 10.3(a) shall be deemed to have been satisfied even if the representations and warranties of Buyer are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, is reasonably likely to materially delay or impair the validity of the transactions contemplated by this Agreement; and (ii) the Company shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to the effect that such Chief Executive Officer has read this Section 10.3(a) and the condition set forth in this Section 10.3(a) has been satisfied.

          (b) Performance of Obligations of Buyer. Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

                                   ARTICLE XI

                                  TERMINATION

     11.1 Termination by Mutual Consent. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by mutual written consent of the Company and Buyer by action of their respective boards of directors.

     11.2 Termination by Either Buyer or the Company. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by action of the board of directors of either Buyer or the Company if
(i) the Transactions shall not have been consummated by October 31, 2001 (the "Termination Date"), whether such date is before or after the adoption of this Agreement by holders of Company Shares, (ii) the Company shall not have obtained the Company Requisite Vote upon a vote taken at a meeting of the Company stockholders duly convened therefor or at any adjournment or postponement thereof or as a result of a solicitation of consents pursuant to the DGCL and, to the extent applicable, the federal proxy rules, or (iii) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Transactions shall become final and non-appealable; provided that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have contributed to the occurrence of the failure of the Transactions to be consummated.

     11.3 Termination by the Company. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing, whether before or after the authorization of the Transactions by holders of a majority of Company Shares entitled to vote thereon referred to in Section 10.1(a), by action of the Board of Directors of the Company:

          (a) prior to the effectiveness of the Company Requisite Vote, if (i) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a Business Acquisition Proposal or Company Acquisition Proposal that constitutes a Superior Proposal and the Company notifies the Buyer that it intends to enter into such an agreement, (ii) Buyer does not make, within three business days of receipt (not counting the day of receipt) of the Company's written notification of its intention to enter into a binding agreement for such Superior Proposal, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the stockholders of the Company as such Superior Proposal and (iii) as a condition to termination pursuant to this
     Section 11.3 the Company upon such termination pays to the Buyer in immediately available funds any fees required to be paid pursuant to
     Section 11.5(b);

          (b) if there has been a material breach by Buyer of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the Company to the Buyer and as a result of any such breach or breaches either of the conditions set forth in
     Section 10.3(a) or (b) would not be satisfied at the Closing; or

          (c) (i) if the Merger Agreement has been terminated in accordance with the terms thereof (other than pursuant to Section 8.3(a) of the Merger Agreement to enter into a binding written agreement concerning a Healthcare Acquisition Proposal) or (ii) within 10 Business Days after the termination of the Merger Agreement pursuant to such Section 8.3(a), the Company has not entered into a new agreement with respect to a Healthcare Acquisition Proposal that Buyer is required to accept as a Substitute Merger Agreement pursuant to Section 8.11(c).

     11.4 Termination by Buyer. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by action of the Board of Directors of Buyer:

          (a) if the Board of Directors of the Company shall have withdrawn or adversely modified its approval or recommendation of this Agreement or after an Acquisition Proposal has been made failed to reconfirm its recommendation of this Agreement within five Business Days after a written request by Buyer to do so; or

          (b) if there has been a material breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement (other than any representation and warranty set forth in Section 6.5(d) or (e)) that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Buyer to the Company, and as a result of any such breach or breaches either of the conditions set forth in
     Section 10.2(a) or (b) would not be satisfied at the Closing; or

          (c) if (i) the Merger Agreement is terminated in accordance with the terms thereof (other than pursuant to Section 8.3(a) of the Merger Agreement to enter into a binding agreement concerning a Healthcare Acquisition Proposal that constitutes a Superior Proposal) or (ii) within 10 Business Days after the termination of the Merger Agreement pursuant to such Section 8.3(a), the Company has not entered into a new agreement with respect to a Healthcare Acquisition Proposal that Buyer is required to accept as a Substitute Merger Agreement pursuant to Section 8.11(c);

          (d) at any time during the ten days following the delivery by the Company to the Buyer of the financial statements described in clause (v) of the first sentence of Section 8.7(a), if either of the representations and warranties set forth in Section 6.5(d) or (e) is not true and accurate in all respects as of the date of such termination; or

          (e) at any time between June 23, 2001 and July 3, 2001 (or such later date as may be agreed by the Parties in writing), if any of the financial statements required to be delivered by the Company pursuant to clauses (i) through (v) of Section 8.7(a) are not delivered to Buyer on or prior to June 22, 2001.

     11.5 Effect of Termination and Abandonment. (a) In the event of termination of this Agreement and the abandonment of the Transactions pursuant to this Article XI, this Agreement (other than as set forth in Sections 12.1, 12.2 and this Section 11.5) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided that the agreements contained in the last sentence of Section 8.2(a) and in Sections 11.5 and 11.6 and in Article XII of this Agreement shall survive termination.

     (b) In the event that this Agreement is terminated (i) by the Company pursuant to Section 11.3(a) or (ii) by Buyer pursuant to Section 11.4(a) or (b) or (iii) by either Party pursuant to Section 11.2(ii), in the case of this clause (iii), if the Voting Agreement has not been terminated pursuant to
Section 8(b)(i)(z) thereof at the time of such vote, then the Company shall promptly, but in no event later than two Business Days after the date of such termination, pay Buyer a termination fee of $22,000,000 and shall promptly, but in no event later than two days after being notified of such by Buyer, pay all of the charges and expenses incurred by Buyer in connection with this Agreement and the Transactions up to a maximum amount of $4,000,000, in each case payable by wire transfer of same day funds. Notwithstanding the foregoing, in the event that this Agreement is terminated by either party pursuant to Section 11.2(ii) and the Voting Agreement has been terminated pursuant to Section 8(b)(i)(z) thereof at the time of such vote, the Company shall promptly, but in no event later than two days after being notified of such by Buyer, pay all of the reasonable and customary charges and expenses incurred by Buyer in connection with this Agreement and the Transactions up to a maximum amount of $5,000,000, payable by wire transfer of same day funds. The Company's payment shall be the sole and exclusive remedy of Buyer against the Company and any of its Subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the breach of any covenant or agreement set forth in this Agreement. The Company acknowledges that the agreements contained in this Section 11.5(b) are an integral part of the Transactions, and that, without these agreements,

Buyer and the Company would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 11.5(b), and, in order to obtain such payment, the Buyer commences a suit which results in a judgment against the Company for the fee, charges or expenses set forth in this Section 11.5(b), the Company shall pay to the Buyer its reasonable costs and expenses (including reasonable attorney's fees) in connection with such suit, together with interest on the amount so owing at the prime lending rate of Citibank, N.A. in effect on the date such payment was required to be made.

     11.6 Return of Information. If for any reason whatsoever this Agreement is terminated, the Buyer shall promptly return to the Company all books, Contracts, records and data room contents and other written information related to the Business and all copies or summaries thereof furnished by the Company or its Subsidiaries or any of their respective agents, employees, or representatives (including all copies, if any, thereof), and shall not use or disclose the information contained in such books and records or other documents for any purpose or make such information available to any other entity or person. The foregoing obligations of Buyer shall be in addition to Buyer's obligations under the Confidentiality Agreements.

                                  ARTICLE XII

                           MISCELLANEOUS AND GENERAL

     12.1 Survival. Only this Article XII and Articles II, III, IV, V and IX and Sections 8.6 (Equitable Assignment), 8.9 (Publicity), 8.10 (No Solicitation and No Hiring), 8.14 (Sofibel S.A.R.L. Conversion) and 11.6 (Return of Information) shall survive the Closing. Only this Article XII and the agreements of Buyer and the Company contained in the last sentence of Section 8.2(a) (Access) and in Sections 8.4 (Proxy Statement), 11.5 (Effect of Termination and Abandonment) and 11.6 (Return of Information) and the Confidentiality Agreements shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing or the termination of this Agreement.

     12.2 Expenses. (a) Except to the extent otherwise expressly provided herein, whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expense.

     (b) Notwithstanding the provisions of Section 12.2(a), in the event that this Agreement is terminated pursuant to Section 11.4(d) or (e), then the Company shall promptly, but in no event later than two days after the date of such termination, pay all of the charges and expenses incurred by Buyer in connection with this Agreement and the Transactions up to a maximum amount of $2,500,000, payable by wire transfer of same day funds.

     (c) Notwithstanding the provisions of Section 12.2(a), in the event that any of (i) the Merger Agreement is terminated pursuant to Section 8.3(b) thereof or Section 8.4(a) or (b) thereof, or (ii) this Agreement is terminated pursuant to Section 11.4(c)(ii) as a result of the termination of the Merger Agreement pursuant to Section 8.3(a) of the Merger Agreement, or (iii) the Buyer and its debt and equity financing sources have executed and delivered to the Company the Closing Agreement stating that all conditions to the Closing (other than the execution and delivery of the Closing Agreement by the other parties thereto) have been or will be satisfied or waived by Buyer (other than Section 10.1(c), which cannot be waived for this purpose) and this Agreement is thereafter terminated pursuant to Section 11.3(c) or 11.4(c), then, in any such case, the Company shall promptly, but in no event later than two days after the date of such termination, pay all of the charges and expenses incurred by Buyer in connection with this Agreement and the Transactions up to a maximum amount of $5,000,000, payable by wire transfer of same day funds.

     (d) In the event that the Company shall reimburse Buyer's expenses pursuant to any of the first sentence of Section 11.5(b), the second sentence of Section 11.5(b), Section 12.2(b) or Section 12.2(c) (any of such four provisions, a "Specified Provision"), payments made in respect of the reimbursement of expenses pursuant to any Specified Provision will be credited against any payment required to be made pursuant to any other Specified Provision.

     12.3 Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Closing, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     12.4 Waiver of Conditions. The conditions to each of the parties' obligations to consummate the Transactions are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

     12.5 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     12.6 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT DELAWARE LAW IS REQUIRED TO BE APPLICABLE UNDER APPLICABLE CHOICE OF LAW PRINCIPLES. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement (unless otherwise provided therein), and in respect of the Transactions, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all Claims shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Claim by certified mail in the manner provided in
Section 12.7 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND
(iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.6.

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

     12.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail return receipt requested, postage prepaid, by overnight courier, or by facsimile:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York , NY 10022
     Attention: General Counsel
     fax: (212) 555-1212

     (with copies to:

     Church & Dwight Co., Inc.
     469 North Harrison Street
     Princeton, N.J. 08543
     Attention: General Counsel
     fax: (609) 555-1212

     Ronald Beard
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, CA 92614
     Tel: (949) 451-4089
     Fax: (949) 475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, NY 10166
     Tel: (212) 351-4000
     Fax: (212) 351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, NY 10036
     Tel: (212) 735-2770
     Fax: (917) 777-2770)

     if to the Company at or prior to Closing

     1345 Avenue of the Americas
     New York, N.Y.
     Attention: Stephen R. Lang
     Fax: (212) 339-5074

     (with copies to James C. Morphy,
     Sullivan & Cromwell, 125 Broad Street, New York,
     New York 10004 (Facsimile 212-558-3588) and
     Matthew G. Hurd, Sullivan & Cromwell,
     1870 Embarcadero Road, Palo Alto, California 94303
     (Facsimile: 650-461-5700).)

     if to the Company at or after Closing

     c/o MedPointe Capital Partners, L.L.C.
     51 JFK Parkway
     First Floor, West
     Short Hills, N.J. 07078
     Attention: Tony Wild
     fax: (973) 218-2704

     (with a copy to William E. Curbow, Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017
     (Facsimile: (212) 455-2502).)

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Notice shall be deemed given on the date of actual delivery to the appropriate address. Delivery receipts and records issued by postal authorities and overnight air couriers shall be conclusive evidence of delivery dates for deliveries by such entities.

     12.8 Entire Agreement; NO OTHER REPRESENTATIONS. (a) This Agreement (including the Ancillary Agreements and any other exhibits hereto), the Disclosure Letter, the Confidentiality Agreements and any agreement between the Company and Buyer making specific reference to this Section 12.8 constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     (b) EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLES VI and VII IN THIS AGREEMENT, NEITHER THE COMPANY NOR THE BUYER MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS), AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

     12.9 Severability. It is the intention of the parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforce-ability of the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     12.10 Assignment. (a) Subject to Section 9.3(b), this Agreement shall not be assignable by operation of law or otherwise and any assignment made in contravention of this Section shall be null and void.

     (b) From and after Closing, in the event Buyer or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets relating to the Business, in the case of Buyer, and relating to the business of the Company, in the case of the Company, to any Person, then, and in each case, proper provision shall be made so that such successors and assigns of Buyer or the Company, as the case may be, expressly agree to assume and honor the obligations of Buyer or the Company, as applicable, set forth in this Agreement. Notwithstanding anything herein to the contrary, Buyer may assign all or any portion of its rights, obligations or other interests under this Agreement to purchase one or more Transferred Subsidiaries to one or more Subsidiaries of Buyer, provided that Buyer shall remain obligated hereunder.

     12.11 No Third-Party Beneficiary Rights. Except with respect to Sections 9.1(e), 9.1(f), 9.1(h)(i), 9.1(i)(ii), (iii) and (v), 9.1(j), 9.3(b) and 9.3(c),
this Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

     12.12 Bulk Transfers. The Parties waive compliance with the requirements of the bulk sales laws of any jurisdiction in connection with the Transactions.

     12.13 Further Assurances. Following the date of this Agreement, and continuing during the period after the Closing, the Company and Buyer will use reasonable best efforts to identify Excluded Assets and Excluded Liabilities held by the Transferred Subsidiaries or by Buyer and its Affiliates and Purchased Assets and Assumed Liabilities held by the Company and its Affiliates. From time to time, whether at or after the Closing, (a) the Company will execute and deliver such further instruments of conveyance, transfer and assignment and take such other action as Buyer may reasonably require to more effectively convey and transfer to Buyer any of the Purchased Assets as contemplated hereunder and to have the Company retain the Excluded Liabilities as contemplated hereunder, and (b) Buyer will execute and deliver such further instruments and take such other action as the Company may reasonably require to more effectively assume the Assumed Liabilities as contemplated hereunder.

     12.14 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their proper officers, duly authorized so to do all as of the date of this Agreement.

                                          ARMKEL, LLC

                                          By: Church & Dwight Co., Inc.

                                            By: /s/ ROBERT A. DAVIES, III
                                              ----------------------------------
                                              Name: Robert A. Davies, III
                                              Title: Chief Executive Officer

                                          By: Kelso & Company, L.P.

                                            By: Kelso & Companies, Inc. its
                                                general partner

                                              By: /s/ JAMES J. CONNORS, II
                                              ----------------------------------
                                              Name: James J. Connors, II
                                              Title: V.P. & General Counsel

                                          CARTER-WALLACE, INC.

                                          By: /s/ RALPH LEVINE
                                            ------------------------------------
                                            Name: Ralph Levine
                                            Title: Chairman and Chief Executive
                                              Officer

                                                                       EXHIBIT A

                                  BILL OF SALE

              BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

     BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of
            , 2001 (this "Agreement"), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer") (each of the Company and Buyer, a "Party" and collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement), effective in each case immediately prior to the CPI Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("CPI"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("CPI Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of CPI Merger Sub with and into CPI (the "CPI Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, by the execution and delivery of this Agreement, the Parties desire to effect the sale, transfer and assignment of the Purchased Assets and the assignment and assumption of the Assumed Liabilities hereunder as contemplated by the Asset Purchase Agreement.

     NOW, THEREFORE, the Parties, in consideration of the matters set forth in the Asset Purchase Agreement, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

                                   ARTICLE I

                  SALE AND TRANSFER; ASSIGNMENT AND ASSUMPTION

     1.1 Sale and Transfer. The Company and its Subsidiaries hereby sell, transfer and assign to Buyer, and Buyer hereby purchases from the Company and its Subsidiaries, all of the Company's and each of its Subsidiaries' entire right, title and interest in and to the Purchased Assets.

     1.2 Assignment and Assumption. The Company and its Subsidiaries hereby assign and transfer to Buyer, and Buyer hereby accepts and assumes, all of the Assumed Liabilities.

                                   ARTICLE II

                           MISCELLANEOUS AND GENERAL

     2.1 Implementation of Asset Purchase Agreement. Notwithstanding any other provisions of this Agreement to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions or any of the rights, obligations and remedies of the Parties or their Affiliates set forth in the Asset Purchase Agreement or the other agreements attached thereto or delivered in connection therewith. This Agreement is intended only to effect the sale, transfer and assignment of the Purchased Assets and the assignment and assumption of the Assumed Liabilities as contemplated by the Asset Purchase Agreement.

     2.2 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     2.3 Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforce-ability of the other provisions hereof. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     2.4 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions effected hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 2.5 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     2.5 Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail return receipt requested, postage prepaid, by overnight courier, or by facsimile:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: General Counsel
     fax: (212) 555-1212

     with a copy to:

     Church & Dwight Co., Inc.
     469 North Harrison Street
     Princeton, N.J. 08543
     Attention: General Counsel
     fax: (609) 555-1212

     Ronald Beard
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, CA 92614
     Tel: (949) 451-4089
     Fax: (949) 475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, NY 10166
     Tel: (212) 351-4000
     Fax: (212) 351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, NY 10036
     Tel: (212) 735-2770
     Fax: (917) 777-2770

     if to the Company

     c/o MedPointe Capital Partners, L.L.C.
     51 JFK Parkway, First Floor
     West Short Hills, NJ 07078
     Attention: Tony Wild
     Fax: (973) 218-2704

     with a copy to:

     William E. Curbow
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Fax: (212) 455-2502

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above. Notice shall be deemed given on the date of actual delivery to the appropriate address. Delivery receipts and records issued by postal authorities and overnight air couriers shall be conclusive evidence of delivery dates for deliveries by such entities.

     2.6 Assignment. (a) This Agreement shall not be assignable by operation of law or otherwise and any assignment made in contravention of this Section shall be null and void.

     (b) In the event Buyer or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets relating to the Business, in the case of Buyer, and relating to the business of the Company, in the case of the Company, to any Person, then, and in each case, proper provision shall be made so that such successors and assigns of Buyer or the Company, as the case may be, expressly agree to assume and honor the obligations of Buyer or the Company, as applicable, set forth in this Agreement. Notwithstanding anything herein to the contrary, Buyer may assign all or any portion of its rights, obligations or other interests under this Agreement to one or more

Affiliates of Buyer, provided that the Buyer shall have executed an irrevocable guarantee of such Affiliates' obligations in form and substance reasonably satisfactory to the Company.

     2.7 Definitions. Capitalized terms used herein and not defined herein have the meaning ascribed to them in the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of and to be effective on the date first written above.

                                          CARTER-WALLACE, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          ARMKEL, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT B

                                    FORM OF
           CONSUMER PRODUCTS TRANSITIONAL TRADEMARK LICENSE AGREEMENT

     This Consumer Products Transitional Trademark License Agreement (this "Agreement") is effective as of the Closing (as defined herein), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer").

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase"), effective in each case immediately prior to the ABC Merger (as hereinafter defined);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, in connection with the consummation of the Assets Purchase, the Company desires to grant to Buyer a license to use certain Marks (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1. Definitions. For the purpose of this Agreement, the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

          "ABC" has the meaning ascribed to such term in the Recitals.

          "ABC Merger Sub" has the meaning ascribed to such term in the Recitals.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Asset Purchase Agreement" has the meaning ascribed to such term in the Recitals.

          "Assets Purchase" has the meaning ascribed to such term in the Recitals.

          "Business" has the meaning ascribed to such term in the Asset Purchase Agreement.

          "Buyer" has the meaning ascribed to such term in the Preamble.

          "Buyer Licensed Parties" means Buyer and all Subsidiaries of Buyer that have been granted sublicenses pursuant to Article III.

          "Buyer Products" means any and all consumer and personal care products, including antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, depilatories, tooth whitening and similar oral hygiene products, skin care products, non-prescription medication and various pet products formulated, developed, manufactured, sold and/or distributed in connection with the Business.

          "Closing" has the meaning ascribed to such term in the Asset Purchase Agreement.

          "Collateral Materials" means all packaging, tags, labels, marketing, advertising, promotions, display fixtures, instructions, warranties and other materials of any and all types associated with Buyer Products that are marked with at least one of the Licensed Marks.

          "Company" has the meaning ascribed to such term in the Preamble.

          "Company Merger" has the meaning ascribed to such term in the Recitals.

          "Company Merger Sub" has the meaning ascribed to such term in the Recitals.

          "Confidential Information" has the meaning ascribed to such term in
     Section 7.1.

          "Corporate Identity Materials" means materials that are not products or product-related and that Buyer uses to communicate its identity, including business cards, letterhead, stationery, paper stock and other supplies, signage on real property, buildings, fleet vehicles and uniforms.

          "Initial Cure Period" has the meaning ascribed to such term in Section 5.1.

          "Licensed Marks" means the Marks listed on Schedule A to this Agreement.

          "Mark" means, collectively, trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith.

          "Noncompliance Notice" has the meaning ascribed to such term in
     Section 5.1.

          "Parent" has the meaning ascribed to such term in the Recitals.

          "Person" means any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Quality Standards" means written standards of quality applicable to Buyer Products, as in use immediately prior to the Closing, unless otherwise reasonably modified and communicated in writing by the Company from time to time during the Term.

          "Sale" means the manufacture, marketing, advertising, distribution, sale, transfer, lease or other disposition or offered or attempted distribution, sale, transfer, lease or other disposition of a Buyer Product, and the term "Sold" has a correlative meaning.

          "Second Cure Period" has the meaning ascribed to such term in Section 5.2.

          "Subsidiary" means, with respect to any party, any Person, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

          "Term" has the meaning ascribed to such term in Section 8.1.

          "Third Party" means a Person other than the Company and its Subsidiaries or Buyer and its Subsidiaries.

          "Trademark Usage Guidelines" means the written guidelines for proper usage of the Licensed Marks, as in use immediately prior to the Closing, and as such guidelines may be reasonably revised and updated by the Company from time to time during the Term.

     1.2. Interpretation. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                                    LICENSES

     2.1. License Grant. The Company grants (and hereby causes its appropriate Subsidiaries to grant) to Buyer a personal, nonexclusive, worldwide, fully-paid and nontransferable (except as permitted in Section 11.12) license during the Term (as set forth in Article VIII), with the right to sublicense to the extent provided in Section 3.1, to use the Licensed Marks on Buyer Products and Collateral Materials in connection with the Sale of such Buyer Products by the Buyer Licensed Parties.

     2.2. License Restrictions. (a) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use any Licensed Mark in direct association with another Mark (either of Buyer or a Third Party) such that the two Marks appear to be a single Mark; provided that nothing herein shall limit any non-trademark use of the Licensed Marks as required or permitted by applicable law or regulation.

     (b) Each Buyer Licensed Party's use of the Licensed Marks shall be in a manner consistent in all respects with the high standards, reputation and prestige of the Company as represented by its use of the Licensed Marks. Each Buyer Licensed Party shall at all times present, position and promote Buyer Products marked with one or more of the Licensed Marks in a manner consistent with the high standards and prestige of the Company as represented by its use of the Licensed Marks as of the Closing.

     2.3. Licensee Undertakings. Buyer agrees, and shall cause the other Buyer Licensed Parties to agree, that:

          (a) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use the Licensed Marks in any manner contrary to public morals, in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of the Company or the Licensed Marks, or which might jeopardize or limit the Company's proprietary interest therein.

          (b) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use the Licensed Marks in connection with any products or services other than Buyer Products.

          (c) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, (i) misrepresent to any Person the scope of the license granted under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to the Company, or (iii) take any actions that would impose upon the Company any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which the Company expressly approves in writing for a Buyer Licensed Party to incur on its behalf.

     2.4. Reservation of Rights. Except as otherwise expressly provided in this Agreement, the Company shall retain all rights in and to the Licensed Marks, including without limitation:

          (a) All rights of ownership in and to the Licensed Marks;

          (b) The right to use (including the right of the Company's Subsidiaries to use) the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any product or service, including any product or service which competes with Buyer Products; and

          (c) The right to use and license Third Parties to use the Licensed Marks.

     2.5. Sublicenses to Subsidiaries. Subject to the terms and conditions of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this Agreement, Buyer may grant sublicenses to its Subsidiaries to use the Licensed Marks in accordance with the license grant in Section 2.1 above; provided, that (i) Buyer enters into a written sublicense agreement with each such Subsidiary sublicensee, and (ii) such agreement does not include the right to grant further sublicenses. Buyer shall provide copies of such written sublicense agreements to the Company upon request. If Buyer grants any sublicense rights pursuant to this Section 2.5 and any such sublicensed Subsidiary ceases to be a Subsidiary, then the sublicense granted to such Subsidiary pursuant to this Section 2.5 shall terminate immediately upon the date of such cessation.

     2.6. Enforcement of Agreements. Buyer shall take, and shall cause the other Buyer Licensed Parties to take, all reasonably appropriate measures at Buyer's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary and shall use reasonable efforts, including without limitation (i) monitoring the Subsidiaries' compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any noncomplying Subsidiary promptly to remedy any failure or (ii) if any such noncomplying Subsidiary does not remedy such failure within a reasonable time, terminating such agreement. In the event that the Company reasonably determines that Buyer has failed promptly and diligently to enforce the terms of any such agreement using a standard of care consistent with Buyer's practices as of the Closing, the Company reserves the right, upon thirty days prior written notice (or less time if reasonably justified under the circumstances), to enforce such terms, and Buyer shall reimburse the Company for its reasonable out-of-pocket costs and expenses.

                                  ARTICLE III

                             ADDITIONAL OBLIGATIONS

     3.1. Assignment of Licensed Marks. The Company shall not assign or grant any rights under any of the Licensed Marks unless such assignment or grant is made subject to the licenses granted by the Company in this Agreement.

                                   ARTICLE IV

                TRADEMARK USAGE GUIDELINES AND QUALITY STANDARDS

     4.1. Trademark Usage Guidelines. Buyer shall use, and Buyer shall cause all other Buyer Licensed Parties to use, the Licensed Marks during the Term only in a manner that is consistent with the Trademark Usage Guidelines.

     4.2. Quality Standards. Buyer and the other Buyer Licensed Parties shall use the Licensed Marks only on and in connection with Buyer Products that meet or exceed in all material respects the Quality Standards.

     4.3. Trademark Reviews. At the Company's reasonable request, Buyer agrees to furnish or make available for inspection to the Company, and to cause any Buyer Licensed Party to furnish or make available for inspection to the Company, samples of all Buyer Products and Collateral Materials of Buyer and the Buyer Licensed Parties that are marked with one or more of the Licensed Marks.

                                   ARTICLE V

                                  ENFORCEMENT

     5.1. Initial Cure Period. If the Company becomes aware that Buyer or any other Buyer Licensed Party is not complying with any Trademark Usage Guideline or Quality Standard, the Company shall notify Buyer in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance (a "Noncompliance Notice"). Buyer shall then have 30 days after receipt of such notice (the "Initial Cure Period") to correct such noncompliance or submit to the Company a written plan to correct such noncompliance, which written plan shall be reasonably acceptable to the Company, unless the Company previously concurs in writing, in its sole discretion, that Buyer or any other Buyer Licensed Party has not corrected such noncompliance.

     5.2. Second Cure Period. If the noncompliance with the Trademark Usage Guidelines or Quality Standards continues beyond the Initial Cure Period, Buyer and the Company shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have 15 days following the expiration of the Initial Cure Period to agree on corrective actions, and Buyer shall have 15 days from the date of an agreement with respect to corrective actions (the "Second Cure Period") to implement such corrective actions and cure or cause the cure of such noncompliance.

     5.3. Final Cure Period. If the noncompliance with the Trademark Usage Guidelines by Buyer or any other Buyer Licensed Party specified in a particular Noncompliance Notice remains uncured after the expiration of the Second Cure Period, then upon the Company's demand therefor, Buyer or the noncomplying Buyer Licensed Party promptly shall cease using the noncomplying Collateral Materials or Buyer Products under the Licensed Marks, as the case may be, until the Company reasonably determines that Buyer or the noncomplying Buyer Licensed Party has reasonably demonstrated its ability and commitment to comply with the Trademark Usage Guidelines or Quality Standards, as the case may be.

     5.4. Proceedings. Nothing herein shall prohibit either party from seeking provisional or preliminary injunctive relief if such party would be substantially harmed by a failure to act during the time that such good faith efforts are being made to resolve the dispute or claim through negotiation or mediation.

                                   ARTICLE VI

                          PROTECTION OF LICENSED MARKS

     6.1. Ownership and Rights. Buyer shall not, and shall cause the other Buyer Licensed Parties not to, challenge the ownership or validity of the Licensed Marks. Buyer shall not, and shall cause the other Buyer Licensed Parties not to, disparage, dilute or adversely affect the validity of the Licensed Marks. Each Buyer Licensed Party's use of the Licensed Marks shall inure exclusively to the benefit of the Company, and the other Buyer Licensed Parties shall not acquire or assert any rights therein other than those granted hereunder. Buyer recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

     6.2. Protection of Marks. Buyer shall, and shall cause the other Buyer Licensed Parties to, assist the Company, at the Company's request and expense, in the procurement and maintenance of the Company's respective intellectual property rights in the Licensed Marks. Buyer shall, and shall cause the other Buyer Licensed Parties to, execute all documents reasonably requested by the Company (as the case may be) to effect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between the Company and Buyer, and recordation of Buyer as a registered user in all applicable countries. The Company makes no warranty or representation that trademark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world. Buyer shall, and shall cause the other Buyer Licensed Parties to, cause to appear on all Buyer Products, and all Collateral Materials, such legends, markings and notices as may be required by applicable law or reasonably requested by the Company.

     6.3. Similar Marks. Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use or register in any country any Mark or Internet domain name that infringes on the rights of the Company in the Licensed Marks. If any application for registration is, or has been, filed in any country by a Buyer Licensed Party which relates to any Mark that infringes the rights of the Company in the Licensed Marks, Buyer shall immediately abandon, or shall cause the other Buyer Licensed Parties to immediately abandon, any such application or registration or assign it to the Company.

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     6.4. Infringement Proceedings.  In the event that, during the term of this
Agreement, a Buyer Licensed Party learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Buyer shall promptly notify the Company or its authorized representative giving particulars thereof. Notwithstanding the foregoing, the Buyer Licensed Parties are not obligated to monitor or police use of the Licensed Marks by Third Parties. The Company shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings relating to the Licensed Marks. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of the Company, and all recoveries shall belong exclusively to the Company. Buyer shall not and shall have no right to initiate any litigation, opposition, cancellation or related legal proceedings with respect to the Licensed Marks in its own name, and Buyer shall, and shall cause the other Buyer Licensed Parties to, provide necessary information and assistance to the Company or its authorized representatives at the Company's expense in the event that the Company decides that proceedings should be commenced, including to join or be joined as a party in any action taken by the Company to enforce its rights in the Licensed Marks against a Third Party. The Company shall incur no liability to Buyer under any legal theory by reason of the Company's failure or refusal to prosecute or by the Company's refusal to permit Buyer to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which the Company may agree.

                                  ARTICLE VII

                                CONFIDENTIALITY

     7.1. Confidential Information. The parties hereto expressly acknowledge and agree that all nonpublic, proprietary and/or confidential information, whether written or oral, furnished or disclosed by either party or any Subsidiary thereof (the "Disclosing Party") to another party or any Subsidiary thereof (each, a "Receiving Party") pursuant to this Agreement ("Confidential Information") shall be maintained by each party and/or their respective Subsidiaries in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the party would use with respect to its own information of a similar nature, and in no event less than a reasonable degree of care. The parties agree that, with respect to any nonpublic, proprietary and/or confidential information included in the Business-Related Intellectual Property (as defined in the Asset Purchase Agreement) acquired by Buyer from the Company pursuant to the Asset Purchase Agreement as part of the Purchased Assets, Buyer shall be deemed to be the Disclosing Party for purposes of this Section 7.1. Except as authorized in writing by the other party, neither party (and/or any Subsidiary) shall at any time disclose or permit to be disclosed any such Confidential Information to any other person, firm, corporation or entity except: (i) as may reasonably be required in connection with the use of the Licensed Property pursuant to this Agreement to the parties' authorized employees, agents or representatives who are informed of the confidential nature of the Confidential Information and are bound to maintain its confidentiality, and (ii) in the course of due diligence in connection with the sale of all or an applicable portion of either party's business, provided the disclosure is pursuant to a nondisclosure agreement having terms reasonably comparable to Sections 7.1 and 7.2.

     7.2. Exceptions. Confidential Information shall not include information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Receiving Party or (ii) was or becomes legitimately available to the Receiving Party on a nonconfidential basis from a source that is not bound by any confidentiality obligation with respect to the Receiving Party, or (iii) is required to be disclosed to enforce such party's rights hereunder or pursuant to applicable law, regulation (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), court order or discovery process, provided that the Receiving Party shall give the Disclosing Party prompt notice thereof and, at the request of the Disclosing Party shall reasonably cooperate in the Disclosing Party's efforts to obtain a protective order or other similar order.

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                                  ARTICLE VIII

                                TERM OF LICENSE

     8.1. Term. The term of the license and sublicense granted by the Company to Buyer pursuant to Article III shall begin on the Closing and, unless terminated sooner pursuant to the provisions of Article IX, shall extend for a period of 180 days following the Closing; and may last for such additional period as may be reasonably necessary to permit Buyer or its Subsidiaries to dispose of inventory of Buyer Products marked with any of the Licensed Marks that was on hand or on order as of the Closing, or that was ordered by Buyer or its Subsidiaries after the Closing but before Buyer, acting with reasonable expedition, is able to commence manufacture of Buyer Products in a form that is not marked with any of the Licensed Marks, provided that Buyer shall order only such quantities of Buyer Products marked with Licensed Marks as are reasonably necessary to meet anticipated demand during the period after the Closing and before Buyer is able to commence such manufacture, and further provided that all use of the Licensed Marks by Buyer and its Subsidiaries shall cease in all events prior to the 270th day after the Closing, provided further that Buyer and its Subsidiaries may continue to use the Licensed Marks with the prior consent of the Company, which shall not be unreasonably withheld, for an additional period that shall expire no later than 365 days following the Closing (all such periods collectively, the "Term").

                                   ARTICLE IX

                                  TERMINATION

     9.1. Voluntary Termination. By written notice to the Company, Buyer may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by the Company. Such notice shall specify the effective date of such termination and shall specify any affected Licensed Marks.

     9.2. Survival. Any voluntary termination of licenses and rights of Buyer under Section 9.1 shall not affect Buyer's licenses and rights with respect to any Buyer Products Sold prior to such termination.

     9.3. Bankruptcy. Either party may terminate this Agreement, to the fullest extent permitted by law, in the event of the other party's bankruptcy.

                                   ARTICLE X

                            LIMITATION OF LIABILITY

     10.1. Limitation of Liability. SUBJECT TO AND WITHOUT LIMITING SECTION 10.2, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES (SUCH AS, WITHOUT LIMITATION, LOSSES OF PROSPECTIVE PROFITS AND SAVINGS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN LIMITS OR OTHERWISE AFFECTS THE LIABILITY OF BUYER FOR ANY INFRINGEMENT OF THE LICENSED MARKS BY BUYER ARISING BY REASON OF ANY USE OF THE LICENSED MARKS BY BUYER THAT IS NOT LICENSED UNDER SECTION 2.1 HEREOF.

     10.2. Third Party Indemnification. Notwithstanding the foregoing, each party shall indemnify, defend and hold harmless the other party, its officers, directors, Affiliates, representatives, agents and its successors, and permitted assigns (collectively, the "Indemnified Parties") from, against and in respect of any damages or losses, and any charges, actions, claims, suits, proceedings, deficiencies, interest, penalties and reasonable costs and expenses, including without limitation reasonable attorneys' fees (except with respect to any litigation between any Party required to make an indemnity payment hereunder (an "Indemnifying Party") and any Indemnified Party, to the extent the Indemnifying Party is the prevailing Party therein) but excluding damages or losses comprised by indemnification payments hereunder and further excluding any indirect, special, incidental or consequential or punitive damages or losses (such as, without limitation, losses of prospective profits and savings) (collectively, "Losses"), asserted against and imposed on or sustained, incurred or suffered by such Indemnified Parties, in any such case solely to the extent arising out of or relating to actions, claims, suits or proceedings of a Third Party asserted against and imposed on or sustained, incurred or suffered by an Indemnified Party, in any such case to the extent arising out of or relating to the Indemnifying Party's failure to comply in any material respect with the express terms of this Agreement.

     10.3. Third Party Claims Procedures. Any claim which may form a basis for indemnification hereunder (an "Indemnity Claim") by any an Indemnified Party shall be asserted and resolved as set forth in this Section 10.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Indemnifying Party which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. The Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnity Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     11.1. Disclaimer. Except as otherwise set forth herein or in the Asset Purchase Agreement, neither the Company nor any of its Subsidiaries makes any warranty or representation as to the validity of any Mark licensed by it to a Buyer Licensed Party or any warranty or representation that any use of any Mark with respect to any product or service will be free from infringement of any rights of any Third Party.

     11.2. No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Marks.

     11.3. Survival. This Article XI and the agreements of Buyer and the Company contained in Articles V and VII shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the termination of this Agreement.

     11.4. Modification or Amendment. Subject to the provisions of the applicable law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     11.5. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     11.6. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute, and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11.7 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6.

     11.7. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq.

     Telecopy: (212) 223-2379
     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     11.8. Entire Agreement. This Agreement (including any exhibits hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     11.9. No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     11.10. Obligations of Buyer and of the Company. Whenever this Agreement requires a Subsidiary of Buyer or Buyer Licensed Party to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary of Buyer or Buyer Licensed Party to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time (as defined in the Merger Agreement), on the part of the Surviving Company (as defined in the Merger Agreement) to cause such Subsidiary to take such action.

     11.11. Severability. It is the intention of the parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     11.12. Assignment. Without the prior written consent of the other party, which consent shall not be unreasonably withheld, this Agreement shall not be assignable by either party hereto, by operation of law or otherwise, except in the case of a merger, change of control, or sale of all or substantially all of the business to which the Marks relate, or to another wholly-owned direct or indirect subsidiary, as the case may be, in which event all references herein to the Company or Buyer, as the case may be, shall be deemed references to such other subsidiary or permitted assign, except that all representations and warranties made herein with respect to the Company or Buyer, as the case may be, as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary or permitted assign as of the date of such designation. Buyer may also assign partially its rights under this Agreement to any purchaser of a division or other business unit or of a product line of Buyer or any Subsidiary thereof, in each case that includes any inventory of Buyer Products marked with any Licensed Marks. Any purported assignment made in contravention of this Section 11.12 shall be null and void.

     11.13. Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will apply against any Person.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

                                          CARTER-WALLACE, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          ARMKEL, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      SCHEDULE A

                                 LICENSED MARKS

     [The "Carter-Wallace" name, including all related logos, trade names and trade dresses used on Buyer Products]

                                                                       EXHIBIT C

                                    FORM OF
                CRANBURY FACILITIES SHARING AGREEMENT AND LEASE

     THIS FACILITIES SHARING AGREEMENT AND LEASE (this "Agreement"), made and executed at New York, New York, as of ?, 2001, between Carter-Wallace, Inc., a Delaware corporation ("Lessee") and Armkel, LLC ("Lessor"), a Delaware limited liability company (each of the Lessee and Lessor a "Party" and collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Lessee and Lessor have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Lessor of all of the Lessee's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Lessor of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement), effective in each case immediately prior to the ABC Merger (as hereinafter defined);

     WHEREAS, the Lessee, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Lessee; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement and the Merger Agreement, Lessor is willing to lease certain premises to the Lessee and the Lessee desires to lease certain premises from Lessor on the terms hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter provided, intending to be legally bound hereby, Lessor and Lessee hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1. General Terms. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Bankruptcy Event" with respect to a Party shall mean the filing of an involuntary petition in bankruptcy or similar proceeding against such Party seeking its reorganization, liquidation or the appointment of a receiver, trustee or liquidator for it or for all or substantially all of its assets, whereupon such petition shall not be dismissed within 60 calendar days after the filing thereof, or if such Party shall (i) apply for or consent in writing to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, (ii) file a voluntary petition in bankruptcy or similar proceeding or admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or an arrangement with its creditors or take advantage of any insolvency law with respect to itself as debtor, or (v) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency proceedings or any similar proceedings.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in the City of New York are authorized or obligated by law or executive order to close.

          "Closing" shall mean the Closing under the Merger Agreement.

          "Environmental Law" means any applicable Law, including common law, governing (i) the protection of human health (as it relates to Hazardous Substances) or the environment (including air, water, soil and natural resources), (ii) the treatment, use, storage, handling, release or disposal of Hazardous Substances, or (iii) the exposure of Persons to Hazardous Substances, in each case as presently in effect.

          "Governmental Entity" means any federal, state, local or foreign governmental or regulatory authority, agency, commission, body or other governmental entity.

          "Hazardous Substances" means any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law, or the presence of which poses hazard to the health or safety of Persons, including petroleum and any derivatives or by-products thereof.

          "Law" means any statute, law, ordinance, rule, regulation, judgment, decree, injunction, order, permit, filing, franchise, certificate, license, notice, variance, consent, registration, approval, authorization or similar right (whether temporary, preliminary or permanent) of any court or governmental entity.

          "Person" means any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Regulated Product" shall mean food, drugs, cosmetics, and medical devices as those articles are defined in the Federal Food, Drug, and Cosmetic Act (the "FFDCA"), and shall include Controlled Substances and List I Chemicals as those articles are defined in the Controlled Substances Act (the "CSA").

                                   ARTICLE II

                                    PREMISES

     2.1. Premises. Lessor hereby demises and lets unto Lessee, and Lessee hereby takes and leases from Lessor, for the Initial Term (as defined in Section 3.1) and upon the terms and subject to the conditions hereinafter specified, the premises described on the floor plan which is attached hereto as Exhibit A and made a part hereof (the "Premises") situated at Lessor's Cranbury, NJ operations site as more particularly described on Exhibit B attached hereto and made a part hereof (the "Property").

     2.2. Additional Premises. Lessor shall provide Lessee with reasonable advance written notice of Lessor's intention to vacate any portion of the Property. Upon such notice, Lessee shall have the exclusive right, subject to the provisions of Section 2.3, to lease the portion of the Property vacated by Lessor ("Vacated Space") on the same terms and conditions set forth herein by providing Lessor with written notice, within fifteen (15) days of receipt of Lessor's notice as set forth above, that Lessee agrees to lease the Vacated Space. Any Vacated Space which Lessor elects, in a timely manner in accordance with the provisions of this Section 2.2, to lease (the "Elected Premises") shall be added as "Additional Premises" to the Premises immediately and automatically as of the date that Lessor vacates the Additional Premises (the "Additional Premises Commencement Date") so long as adding the Elected Space to the Premises shall not prevent, or impair or disturb in any material respect, use and operation of, ingress to or egress from, or the feasibility of Lessor leasing to other Persons, any part of the Property other than the Premises; provided, however, that if sum of the square footage of (i) any Elected Space and (ii) any Additional Premises previously added to the Premises, exceeds twenty percent (20%) of the total square footage of the Premises on the date of this Agreement, the Elected Space shall not become Additional Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld and which consent may be conditioned on an increase in rent proportionate to the increase in square footage, increased expenses of operation and other reasonable

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factors. If Lessee fails to provide notice to lease the Vacated Space as required above, or if the limitations set forth above preclude Lessee from leasing the Vacated Space even if Lessee has timely given a notice to lease, Lessor shall have the right to lease the Vacated Space to any other Person. Base Rent (as hereinafter defined) shall not increase or decrease due to the addition of the Additional Premises to the Premises except in the case where Lessor's consent is required as set forth above.

     2.3. Lessee's Right to Vacate Certain Areas of the Premises. At any time during the Term of this Agreement, upon 30 days' prior written notice to Lessor, Lessee shall have the right to vacate: (i) the Wallace research and development building (the "R&D Building") located on the Property, and (ii) a majority of the employees on Lessee's payroll located in the office space in the main building of the Property (the "Office Space"). If Lessee vacates the R&D Building or the Office Space as provided herein, Lessee shall not have the right to lease any office or laboratory space as Additional Premises under Section
2.2. Upon Lessee vacating the R&D Building or the Office Space in broom clean condition, removing all of its property and restoring such vacated space in accordance with the provisions of this Agreement, the Premises shall no longer include the vacated space, but Base Rent (as hereinafter defined) shall not decrease due to vacating said space except in accordance with Section 4.1(b).

     2.4. Condition of the Premises. Lessee accepts the Premises on the Commencement Date (as hereinafter defined) in its "as is" condition and Lessor shall not be obligated to perform any work or furnish any materials in, to or about the Premises in order to prepare the Premises for occupancy by Lessee or otherwise. Lessor agrees to deliver the Additional Premises in vacant and broom clean condition.

                                  ARTICLE III

                                      TERM

     3.1. Initial Term. The initial term (the "Initial Term") of this Agreement shall commence on the date hereof (the "Commencement Date") and shall expire on the date two (2) years from the last day of the month in which the Commencement Date occurs (the "Expiration Date"), unless earlier terminated or extended as herein provided; provided, that in the event of a termination of this Agreement pursuant to the terms hereof prior to the Expiration Date, the Expiration Date shall mean such date of termination of this Agreement.

     3.2. Extension Options.

          (a) If during the Initial Term, despite using commercially reasonable efforts, Lessee has not been able to (i) produce 48 months of product inventory of Soma, 48 months of product inventory of Soma Compound, or 30 months of product inventory of Soma Compound with Codeine (collectively, the "Soma Products"), 30 months of product inventory of Depen, 48 months of product inventory of Maltsupex tablets, 36 months of product inventory of Maltsupex powder, 36 months of product inventory of Maltsupex liquid, 48 months of product inventory of Miltown 200 and 48 months of product inventory of Miltown 400 (collectively, and together with the Soma Products, the "Pharmaceuticals") and (ii) receive any required United States Food and Drug Administration ("FDA") and DEA (as hereinafter defined) approval to transfer the production of the Soma Products to the Lessee's facility located in Decatur, Illinois, Lessee shall have the right, upon ninety (90) days' prior written notice to Lessor, to extend the term of this Agreement for an additional six (6) month term (the "Extended Term"). Lessee hereby agrees to provide Lessor with periodic information concerning Lessee's progress in obtaining such targeted inventory levels and FDA and DEA approval of the transfer throughout the Initial Term.

          (b) After the Initial Term and the Extended Term, if any, Lessee shall have the right to extend the term of this Agreement for an additional one
     (1) year term (the "Optional Extended Term") upon four (4) months' prior written notice to Lessor. During the Optional Extended Term, Lessee shall not have any right to terminate this Agreement under Section 8.11(c) hereinafter, nor shall Lessee have the right to give a Notice of Exercise of the Option.

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

     3.3. Term. The term of this Agreement (the "Term") shall be the aggregate period of the Initial Term and, if exercised, the Extended Term and the Optional Extended Term, and any holdover periods under Section 8.4 hereof (i) to which Lessor shall have given its consent or (ii) if Lessee has given a valid Notice of Exercise of the Option under Article 7 and thereafter enters into a Purchase Agreement to purchase the Property in accordance with Article 7.

                                   ARTICLE IV

                         BASE RENT AND ADDITIONAL COSTS

     4.1. Base Rent.

          (a) During the Term of this Agreement, Lessee shall pay to Lessor base rent ("Base Rent") which shall be (A) during months 1-12 of the Initial Term, $125,000 monthly, payable in advance on the first day of each month; provided, that if the Commencement Date is not the first day of a month, Lessee shall pay in advance on the Commencement Date a sum equal to $4,166.66 per day of the first month of the Initial Term (which sum represents the prorated monthly installment based on a 30 day month), (B) during months 13-24 of the Initial Term, $185,000 monthly, payable in advance on the first day of each month, (C) during the Extended Term, $400,000 monthly, payable in advance on the first day of each month, and
     (D) during the Optional Extended Term, $500,000 monthly, payable in advance on the first day of each month.

          (b) At any time after the first twelve (12) months of the Initial Term, if Lessee has vacated both the R&D Building and the Office Space as set forth in, and otherwise satisfied the conditions set forth in, the last sentence of Section 2.3, Base Rent per month shall be reduced by $25,000, but in no event shall the Base Rent be reduced below $125,000 monthly.

     4.2. Taxes and Assessments. Lessor shall pay all taxes, insurance on the Property, and water and sewer charges for the Premises.

     4.3. Public Utilities. Subject to Section 8.5, Lessor shall pay all charges for utilities used in the Premises, including but not limited to, heat, air conditioning, water, gas and electricity.

     4.4. Use. Subject to the terms hereof, Lessee may use the Premises for the same purposes as the Property was used immediately prior to the Commencement Date, including, but not limited to, general office administrative, manufacturing and storage of Regulated Products and research and development purposes during the Term hereof. Lessee shall provide Lessor with advance written notice of any intended change in Lessee's use of the Premises.

     4.5. Shared Areas. (a) At all times during the Term, Lessee and Lessee's designees shall have the right to use, on a nonexclusive basis and for no additional cost or consideration, with Lessor and Lessor's designees, all of the roadways, walkways, elevators, entrances, exits, hallways, and stairways located on the Property, as may reasonably be required or desired for access to the Premises, as well as the right to use the main reception area, the conference rooms (subject to availability and in accordance with Lessor's normal scheduling practices, except that Lessee shall have exclusive use of conference rooms located within and adjacent to office space used for Wallace Laboratories and Wampole Laboratories), the rest rooms, parking spaces (in an amount necessary to accommodate Lessee's employees and a reasonable number of Lessee's invitees), and the cafeteria, on the Property (such areas, together with the respective corridors giving normal access to such areas, each being referred to herein as a "Shared Area," and collectively as the "Shared Areas").

     (b) Subject to, and without limiting Lessee's rights under, Section 4.4(a) above, the Shared Areas shall be subject to Lessor's sole management and control, which shall be reasonable. Lessor reserves the right to change, from time to time and on not less than 30 calendar days' prior written notice to Lessee, the dimensions and location of the Premises (for which Lessee's consent must be obtained, which consent may not be unreasonably withheld) as well as the dimensions, location, identity and type of any building other than the Premises and to construct additional buildings or additional stories on existing buildings or other improvements on the Property so long as the same shall not materially adversely affect Lessee's access to and use of
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

the Premises. Lessor may temporarily close any part of the Shared Areas for such periods of time as may be reasonably necessary to make repairs or alterations, provided, that Lessor shall make reasonable efforts to mitigate any material disruption in Lessee's use and enjoyment of the Premises, and Lessee shall at all times be permitted adequate access to the Premises during such periods. Lessor further reserves the right to permanently cease operating the cafeteria at any time.

     (c) Subject to Section 4.6(d) below, the rights of Lessee to use the Shared Areas shall extend through Lessee to Lessee's designated agents, employees and invitees, such use to be in common with Lessor and other persons permitted by Lessor to use the same, and subject to observance of such reasonable and uniform rules and regulations governing use of the Shared Areas and the Premises as Lessor may, from time to time, prescribe provided such rules do not materially affect access to the Premises. Lessee and its designees shall not take any action which shall interfere with the rights of other persons to use the Shared Areas.

     (d) Notwithstanding any other provision of this Agreement, Lessee's allowance of access, and Lessor's access to any Shared Area, shall be in full conformance with applicable law and regulation, including but not limited to good manufacturing practice requirements under the FFDCA and physical security and employee screening requirements under the CSA. The parties specifically acknowledge that such legal and regulatory requirements may necessitate restriction of Lessor's and Lessor's designees' access to the Shared Areas, except under such terms and conditions as set by the FDA, the Drug Enforcement Agency (the "DEA"), and state regulators administering parallel laws and regulations. The parties specifically agree to use their best efforts to develop and maintain such information regarding designees' training, education, and background as will be necessary in order to fulfill each Party's respective legal and regulatory obligations.

     (e) Subject to Section 4.5(d) above, any rules and regulations adopted by Lessor with respect to the Shared Areas shall be uniformly applied and enforced by Lessor as to all users of the Shared Areas, including without limitation employees of Lessor and other tenants of the Premises, as the case may be.

     (f) The rights of Lessee with respect to the Shared Areas shall terminate automatically upon termination of Lessee's rights to use the Premises.

     4.6. Repairs and Maintenance. (a) Subject to Section 4.6(g), should it become necessary in Lessor's sole discretion during the Term hereof to repair the structure of any buildings located on the Property (the "Buildings"), including but not limited to, the roof, exterior walls, floor slab, windows, exterior doors, HVAC (as defined hereinafter), plumbing or other building systems, in order to give effect to Lessee's rights hereunder, including but not limited to maintaining and ensuring future maintenance of the Property and the environment within the Property in accordance with the FDA's current Good Manufacturing Practices and applicable DEA regulations, or to maintain the Shared Areas in substantially the same condition as on the date hereof, Lessor shall make such repairs at its sole cost and expense, within a reasonable time after notice to do so by Lessee, unless such repairs are required as the result of the gross negligence or willful misconduct of Lessee or its agents, employees or invitees, and, in such cases, such necessary repairs shall be made by Lessee or by Lessor at Lessee's sole cost and expense.

     (b) Subject to the performance by Lessor of its obligations under Section 4.6(a), Lessee shall keep the Premises, including all improvements and fixtures, in a good, clean and safe condition, in order to keep the same in substantially the same condition as on the date hereof, at all times during the Term of this Agreement, and shall perform such repairs as are required as the result of the gross negligence or willful misconduct of Lessee or its agents, employees or invitees, in each case at Lessee's sole cost and expense. Lessee shall keep the equipment in good condition and repair at all times during the Term of this Agreement.

     (c) Lessee shall be responsible for the repair of all uninsured damage caused by Lessee, and all maintenance required as a result of the gross negligence or willful misconduct of Lessee, to the plumbing, electrical and other fixtures located within the Premises.

     (d) Lessee shall comply in all material respects with all laws, ordinances, orders and regulations of governmental authorities relating to Lessee's manner of use of the Premises and the actual conduct of Lessee's business.

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

     (e) Lessee shall promptly notify the Lessor in writing of any damage to or defects in the Premises, and of any injuries to persons or property which occur therein, of which Lessee had actual notice.

     (f) Lessee shall not take or fail to take any action which, as a direct result, increases the amount of Lessor's insurance premiums in relation to the Premises and will comply with all reasonable recommendations of Lessor's insurer with respect to any precautions concerning life and safety and against fire. Lessee hereby agrees to reimburse Lessor for any increase in Lessor's insurance premiums which directly result from Lessee's actions or inactions.

     (g) In the event that during the Term hereof any alteration, addition, repair, maintenance or other change to the Premises, or any portion thereof, is required to be made in connection with the enactment, amendment or repeal of any statute, ordinance, rule or regulation, including under FDA, DEA rules and regulations, or the rendering of any judicial or administrative decision increasing building standards above the standards existing on the date hereof, then and in that event:

          (i) if such repair, maintenance, alteration, addition or change is required primarily by reason of the manner or mode or character of Lessee's use of the Premises, Lessee shall have the right to terminate this Agreement by giving notice to Lessor, in which case this Agreement shall terminate as of the date that is 90 calendar days after the date such notice is given, and if Lessee does not elect to terminate this Agreement, then Lessee shall make such alteration, addition or change at Lessee's sole cost and expense and in compliance with the terms of this Agreement;

          (ii) subject to Section 4.7(c), if said repair, maintenance, alteration, addition or change is required for any other reason, including, but not limited to, a structural defect in or other condition relating to the Premises which was in existence as of the date hereof, then said alteration, addition or change shall be made at Lessor's sole cost and expense and within a commercially reasonable amount of time.

     (h) Lessor, its agents and representatives, may enter upon the Premises at any reasonable time and upon reasonable notice and without unreasonably interfering with Lessee's business, emergencies excepted, for the purpose of inspecting the same, or as otherwise required by any applicable law, rule or regulation or by Lessor in respect of security matters or for the Buildings' safety and protection.

     (i) Notwithstanding the foregoing provisions, if Lessee has actual knowledge of any condition requiring any immediate, urgent repair to the Premises or requiring the performance of any other urgent action, and any delay in the performance thereof may result in material loss or damage to the Premises, Lessee shall have the right, at its option, to make such repairs or perform such act promptly without obtaining Lessor's prior approval if otherwise required hereunder. Any condition which shuts down any or all of Lessee's production on the Premises shall de facto be a condition requiring urgent repair. Lessee shall as soon as practicable thereafter notify Lessor of the facts and shall be entitled to be reimbursed promptly for all its reasonable costs incurred in connection therewith, provided, it is not otherwise Lessee's responsibility under this Agreement to make said corrections.

     (j) Lessor shall have the right to contest or review by legal proceedings or in any such other manner as Lessor deems suitable, any laws, ordinances and regulations requiring that Lessor perform a repair, provided that such right to contest shall not unreasonably disturb Lessee's use and operation of the Premises. Lessee shall cooperate with Lessor, execute such documents and perform such acts as may be reasonably required to effectively prosecute such contest or review, all at Lessor's sole cost and expense.

     4.7. Alterations and Improvements.

          (a) Lessee shall not make any alterations or improvements (each an "Alteration," collectively, "Alterations") which affect the structural components, core components or building systems components of the Premises without first obtaining Lessor's approval, which may not be unreasonably withheld, delayed or conditioned. Lessee may make any other commercially reasonable Alterations to the Premises without Lessor's consent. All such permanent Alterations and improvements shall remain the property of Lessor, but Lessee shall have the right, but not the obligation, at Lessee's sole cost and expense, to remove any and all Alterations which can reasonably be disassembled and removed from the Premises

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

     upon the expiration or sooner termination of this Agreement. Lessee shall repair any damage to the Property caused by such removal within a reasonable amount of time.

     (b) All Alterations to be carried out by Lessee shall be performed:

             (i) in a good and workmanlike manner and free from defects;

             (ii) in accordance with detailed plans and specifications reasonably agreed upon by Lessor and Lessee, if such Alterations affect the structural components, core components or building system components of the Premises;

             (iii) by contractors reasonably agreed upon by Lessor and Lessee, if such Alterations affect the structural components, core components or building system components of the Premises consistent with applicable labor practices;

             (iv) in compliance with all laws and requirements of any applicable federal, state, county, city and political subdivisions of the country in which the Premises is located and any board, bureau, council, commission, department, agency, court, legislative body or other instrumentality relating thereto; and

             (v) in such a manner so as to minimize any inconvenience or disturbance to the use, occupancy and business of Lessor.

          (c) If Lessee makes any Alterations, Lessee shall be responsible for any necessary asbestos removal or remediation and any repairs reasonably required as a result thereof. 4.8. Signs. Lessee may, with the prior written consent of Lessor, which consent shall not be unreasonably withheld, erect, place or maintain such sign or signs on the Premises as are usual to the type of operation conducted by Lessee or required by applicable law or regulation.

     4.9. Mechanic's Liens. (a) If a "mechanic's lien" or other statutory lien is filed against the Property arising from any work, labor or material furnished to Lessee in connection with any improvements made by Lessee upon the Property, Lessee shall, subject to the following clauses (b)-(e), promptly pay and discharge the same.

     (b) If Lessee fails to pay and discharge the same for a period of 30 calendar days after such lien shall have been filed against the Property, Lessor may notify Lessee of its intention to pay all or a portion thereof. Lessee may then, within 10 calendar days after receipt of such notice, notify Lessor that it believes it has a valid defense to any such asserted claim or lien, that it desires to contest the same, and shall promptly deliver to Lessor a good and sufficient bond duly executed by a surety authorized to write such bonds and which is reasonably satisfactory to Lessor, indemnifying Lessor and any mortgagee against any loss arising therefrom.

     (c) If Lessee so notifies Lessor and delivers the bond described above, Lessee shall thereupon diligently proceed to have the validity of said lien determined by proper proceedings, legal or otherwise, and Lessor shall not make any payment on account of any such lien until the validity thereof has been determined by final adjudication or action, unless it be necessary that such payment be made to prevent a sale or forfeiture of the Property or to redeem the same from any sale or forfeiture.

     (d) If Lessee does not so notify Lessor, Lessor may, at its option, pay all or any portion of the amount of said lien, and pay any sum necessary to prevent a judgment or execution, or sale or forfeiture of the Property, or redeem the same from any sale or forfeiture made on account thereof. The amounts so paid, together with all expenses and reasonable attorney's fees incurred, shall be repaid to Lessor by Lessee at the next rent paying date after such payment, together with interest thereon at the rate of 10% per annum from the date of payment by Lessor until repaid.

     (e) A copy of any notice, writ, process or demand served upon either Lessor or Lessee with respect to said "mechanic's lien", or other statutory lien, shall promptly be forwarded to the other Party.

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                                   ARTICLE V

             LIMITATION ON LIABILITY, INSURANCE AND INDEMNIFICATION

     5.1. Limitation on Liability; Indemnification.

          (a) Neither Party nor any of its Affiliates will be liable to the other Party and its Affiliates for any claim or demand against the other Party and its Affiliates, and their respective officers, directors, partners, principals, employees, agents or representative, arising under or relating to this Agreement (i) by any unaffiliated third party, or (ii) for any amounts representing loss of profit, loss of use of any space, loss of the value of occupancy pursuant to a leasehold, loss of business or business interruptions or special, indirect, incidental, consequential, or punitive damages of any nature whatsoever, including, without limitation, any damages arising out of or in connection with any loss of business or anticipatory profits, even if either has been advised of the possibility of such damages.

          (b) Subject to Section 5.1(a), Lessee (for purposes of Section 5.1(d), an "Indemnifying Party") shall indemnify, defend and hold harmless Lessor and its Affiliates, and their respective officers, directors, partners, principals, employees, agents, representatives, successors and permitted assigns (collectively, the "Lessor Indemnified Parties," and for purposes of Section 5.1(d), each an "Indemnified Party"), from and against all liabilities, out-of-pocket costs and expenses, including, without limitation, reasonable defense costs, settlement costs and attorneys' fees (collectively, "Losses") based upon any (i) Losses which are directly and proximately caused by the gross negligence or willful misconduct of Lessee or its Affiliates or (ii) Lessee's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligations set forth in this Section 5.1(b) are subject to the indemnification procedures set forth in Section 5.1(d).

          (c) Subject to Section 5.1(a), Lessor shall indemnify, defend and hold harmless Lessee and its Affiliates, and their respective officers, directors, partners, principals, employees, agents, representatives, successors and permitted assigns (collectively, the "Lessee Indemnified Parties"), and for purposes of Section 5.1(d), each an "Indemnified Party") from and against any Losses based upon any (i) claim by an unaffiliated third party arising out of or related to an Additional Service provided by Lessor or its Affiliates pursuant to this Agreement to the extent, and only to the extent, that such Losses are directly or proximately caused by the gross negligence or willful misconduct of Lessor or its Affiliates or (ii) the Lessor's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligations set forth in this
     Section 5.1(c) are subject to the indemnification procedures set forth in
     Section 5.1(d).

          (d) Any claim which may form a basis for indemnification hereunder (an "Indemnity Claim") by any Party (an "Indemnified Party") shall be asserted and resolved as set forth in this Section 5.1(d). The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Party that may be required to pay an indemnity hereunder in respect of such Indemnity Claim (an "Indemnifying Party") which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. With respect to an indemnity claim other than a third party claim that is resolved as provided in this Section 5.1(d), the Indemnifying Party shall promptly pay such Indemnity Claim within 20 Business days from its receipt of the Claim Notice (the "Notice Period"), unless it notifies the Indemnified Party in writing that the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to the Indemnity

     Claim. If the Indemnity Claim involves an amount in dispute with a third party (a "Third Party Claim"), the Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party Claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party Claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party Claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party Claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnification Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party Claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

          (e) Each Indemnified Party shall be entitled to recover under the indemnification provisions of this Section 5.1 only the Losses incurred by it which exceed the amount of the net proceeds available to it under its insurance coverage. Thereafter, when an Indemnifying Party has agreed under this Agreement to indemnify the Indemnified Party only to the extent of the gross negligence or willful misconduct of the Indemnifying Party or its Affiliates, the obligation of such Indemnifying Party to indemnify nevertheless also shall include the negligence of the Indemnifying Party or its Affiliates to the extent that the Indemnifying Party or its Affiliates maintain insurance coverage for such negligence (after any deductible).

          (f) The remedies set forth in this Agreement shall constitute the sole and exclusive remedy and shall be in lieu of any other remedies that may be available to any Lessor Indemnified Parties or Lessee Indemnified Parties under any agreement, pursuant to any statutory or common law, in equity or otherwise with respect to the subject matter of this Agreement. The Parties each hereby waive any provision of any applicable law to the extent that it would limit or restrict the agreements contained in this Section 5.1(f).

     5.2. Insurance. At all times during the Term, Lessee shall, at its sole cost and expense, maintain insurance in amounts not less than:

          (a) Insurance for property damage (including damage to Lessee's equipment and personal property) at the actual cash value of covered Property; and

          (b) Liability insurance for bodily injury and property damage of $5 million combined single limit per occurrence and in the aggregate.

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A copy of each insurance policy or certificate thereof shall be issued by an insurer reasonably satisfactory to Lessor and authorized to issue such policy or policies, shall name Lessor and the mortgagee of Lessor, if any, as additional insured parties and shall otherwise be reasonably satisfactory to Lessor, and shall be delivered to the Lessor by commencement of the Term and shall not be subject to cancellation upon less than 10 calendar days written notice to Lessor and any such mortgagee. Such insurance, by its terms or by endorsement, shall waive any right of subrogation of the insurer against Lessor, any mortgagee, and their agents and employees, for any loss or damage covered.

     5.3. Fire and Extended Coverage Insurance. At all times during the Term the Lessor shall, at its sole cost and expense (except as provided in Section 4.6(f)), maintain fire and extended coverage insurance upon the Premises. Such insurance shall be in an amount at least equal to the actual cash value of the improvements on the Premises (excluding damage to Lessee's equipment and personal property) and shall be written by an insurance company or association authorized to issue such policies under the laws of the State of New Jersey and reasonably satisfactory to Lessee. A copy of each insurance policy or certificate thereof shall be delivered to the Lessee by commencement of the Term, and shall not be subject to cancellation upon less than 10 calendar days written notice to Lessee. Such insurance, by its terms or by endorsement, shall waive any right of subrogation of the insurer against Lessee, its agents and employees, for any loss or damage resulting from fire or extended coverage perils.

                                   ARTICLE VI

      REGULATIONS; PHARMACEUTICAL OPERATIONS AND ENVIRONMENTAL PROVISIONS

     6.1. Governmental Regulations. (a) Lessee shall, at its sole cost and expense, comply with all applicable laws, ordinances and regulations and insurance requirements in its use of the Premises.

     (b) Lessee shall, at its sole cost and expense, obtain and hold any and all registrations, approvals, and licenses required by the FDA, the DEA, and parallel state authorities with jurisdiction over Regulated Products and their components, handling and distribution. Alterations to the Premises necessary to achieve and/or maintain compliance with applicable regulation and any regulatory change regarding the manufacturing, distribution, and holding of Regulated Products shall be at Lessee's sole cost and expense in accordance with Sections
4.7 and 4.8.

     (c) Lessee shall, however, have the right to contest or review by legal proceedings or in any such other manner as Lessee deems suitable, any such laws, ordinances and regulations, provided such right to contest shall not unreasonably disturb Lessor's use and operation of the Property. Such proceedings may be commenced in the name of the Lessor (with Lessor's consent, which may not be unreasonably withheld), Lessee, or both. Lessor shall cooperate with Lessee, execute such documents and perform such acts as may be reasonably required to effectively prosecute such contest or review, all at Lessee's sole cost and expense.

     (d) Subject to Section 4.6(g), Lessor agrees to maintain the Property in compliance in all material respects with all relevant laws, ordinances, and regulations including but not limited to the FDA's current Good Manufacturing Practice regulations and applicable DEA regulations, in each case to the extent applicable thereto. Lessor shall, however, have the right to contest or review by legal proceedings or in any such other manner as Lessor deems suitable, any such laws, ordinances and regulations, provided such right to contest shall not unreasonably disturb Lessee's use and operation of the Premises. Such proceedings may be commenced in the name of the Lessee (with Lessee's consent, which may not be unreasonably withheld), Lessor, or both. Lessee shall cooperate with Lessor, execute such documents and perform such acts as may be reasonably required to effectively prosecute such contest or review, all at Lessor's sole cost and expense.

     6.2. Environmental Provisions.

          (a) Lessee shall defend, indemnify, protect and hold the Lessor's Indemnified Parties harmless against all demands, claims, actions, assessments, losses, damages, liabilities, costs and expenses of every nature, including reasonable attorney's fees, relating to the Premises, Shared Areas or other portion of the Property and resulting from or arising out of any environmental conditions, events or circumstances

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     caused by Lessee, Lessee's agents, employees, representatives, invitees, subcontractors, customers or Affiliates during Lessee's use and occupancy of the Premises and Shared Areas or other portion of the Property during the Term, including but not limited to the presence, release or threat of release to the environment of any Hazardous Substances.

          (b) Lessee shall store and handle Hazardous Substances at the Premises and Shared Areas, in strict compliance with applicable Environmental Laws and shall indemnify, defend and save harmless the Lessor's Indemnified Parties from all fines, suits, procedures, claims, actions, damages, and liability of any kind (including reasonable attorney's fees) arising out of or in any way connected with the storage or handling by Lessee of Hazardous Substances at the Premises and the Shared Areas during the Term.

          (c) Lessor shall store and handle any Hazardous Substances or wastes which Lessor stores or handles within the Premises and Shared Areas (if so permitted by the Lessee) in compliance in all material respects with Environmental Laws, and shall indemnify, defend and save harmless Lessee from all fines, suits, procedures, claims, actions, damages, and liability of any kind (including attorney's fees) arising out of or in any way connected with or related to the storage or handling by Lessor of Hazardous Substances within the Premises and Shared Areas during the Term.

          (d) The obligations and liabilities of Lessee and Lessor under this
     Section 6.2 shall survive the Term.

          (e) During the Term of this Agreement and at the expiration of the Agreement, Lessee shall at its sole cost and expense be responsible for the reasonable clean-up and removal of all raw materials, packaging, solid waste, unused and used lubricants, oils, solvents and any hazardous wastes placed, abandoned or located on the Premises and the area surrounding the Premises by Lessee (or any of Lessee's representatives, customers, Affiliates, employees, agents, invitees or subcontractors) during the Term of this Agreement (as well as during any holdover periods).

                                  ARTICLE VII

                                PURCHASE OPTION

     7.1. Grant of Option. Lessor hereby grants to Lessee an option (the "Option") to acquire from Lessor, at the price and upon and subject to the terms and conditions set forth herein, the following:

          (a) fee simple interest in the Property;

          (b) Lessor's interest in all space leases and any security deposits, lease guarantees, and other rights relating thereto and in any agreements relating to leasing of parking space or roof space;

          (c) Lessor's interest or rights in any insurance proceeds or condemnation proceeds as they relate to the Property, to the extent such proceeds are payable after the execution of the Purchase Agreement (as hereinafter defined) and the Lessor has not applied funds, to be reimbursed from the proceeds, to repair or rebuild the Property; and

          (d) to the extent permitted to be assigned or conveyed and owned by Lessor, all service contracts, if any, and other agreements relating to the ownership, leasing or occupancy of the Property.

     7.2. Purchase Price. The purchase price (the "Purchase Price") for the Property shall be the greater of (i) $20,000,000 (reduced by the amount of the net after deduction of all fees and expenses including legal and brokerage, transfer taxes, amounts to satisfy encumbrances and other transaction costs proceeds, if any, derived by Lessor from any prior sale by Lessor of any portion of the Property) or (ii) the fair market value of the property (the "Fair Market Value") as determined pursuant to Section 7.3, in each case plus all other amounts due and payable by Lessee hereunder that have not been paid. The Purchase Price shall be payable at the Option Closing (as hereinafter defined), in cash by federal funds transferred to a bank account of Lessor or its designee as designated in writing to Lessee at least 5 days before the Option Closing.

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     7.3. Fair Market Value.  The Fair Market Value shall be determined taking into account the highest and best use of the Property and assuming that the Property is free and clear of all liens and encumbrances (including this Lease) other than Permitted Exceptions (as defined hereinafter) as follows:

          (a) The Notice of Exercise delivered by Lessee to Lessor pursuant to
     Section 7.4 shall set forth Lessee's determination of Fair Market Value ("Lessee's Determination").

          (b) Lessor shall have the right to give Lessee written notice ("Lessor's Notice"), within thirty (30) days after Lessor's receipt of the Notice of Exercise, of whether Lessor accepts or disputes Lessee's Determination. If Lessor in Lessor's Notice accepts Lessee's Determination or if Lessor fails or refuses to give Lessor's Notice as aforesaid, Lessor shall be deemed to have accepted Lessee's Determination with respect to the Fair Market Value. If Lessor in Lessor's Notice disputes Lessee's Determination, Lessor shall deliver to Lessee, together with Lessor's Notice, Lessor's determination of the Fair Market Value ("Lessor's Determination") as determined by an independent real estate appraiser ("Lessor's Appraiser").

          (c) Lessee shall have the right to give Lessor written notice ("Lessee's Notice"), within thirty (30) days after Lessee's receipt of Lessor's Notice, of whether Lessee accepts or disputes Lessor's Determination. If Lessee in Lessee's Notice accepts Lessor's Determination or if Lessee fails or refuses to give Lessee's Notice as aforesaid, Lessee shall be deemed to have accepted Lessor's Determination. If Lessee in Lessee's Notice disputes Lessor's Determination, Lessee shall appoint an independent real estate appraiser ("Lessee's Appraiser"). If within thirty
     (30) days after Lessor's receipt of Lessee's Notice in dispute, Lessee's Appraiser and Lessor's Appraiser shall mutually agree upon the determination (the "Mutual Determination") of the Fair Market Value, their determination shall be final and binding upon the parties. If Lessee's Appraiser and Lessor's Appraiser shall be unable to reach a Mutual Determination within said thirty (30) day period, both of the Appraisers shall jointly select a third independent real estate appraiser who has not been in the employ of Lessee or Lessor or their respective Affiliates during the preceding three (3) years ("Third Appraiser"), whose fee shall be borne equally by Lessee and Lessor. In the event that Lessee's Appraiser and Lessor's Appraiser shall be unable to jointly agree on the designation of the Third Appraiser within five (5) Business Days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association (or any successor organization; "AAA") to designate the Third Appraiser in accordance with the rules, regulations and/or procedures then obtaining of the AAA.

          (d) The Third Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of designation of the Third Appraiser, choose either Lessee's or Lessor's Determination, and such choice by the Third Appraiser shall be conclusive and binding upon Lessee and Lessor. Each party shall pay its own counsel fees and expenses if any, in connection with any arbitration under this Section, including the expenses and fees of any Appraiser selected by it in accordance with provisions of this Article. Any Appraiser appointed pursuant to this Section 7 shall be an independent real estate appraiser with at least ten (10) years experience in leasing and valuation of properties which are similar in character to the Property, and a member of the American Institute of Appraisers of the National Association of Real Estate Boards and a member of the Society of Real Estate Appraisers. Prior to his appointment, the Third Appraiser shall agree to be bound by the provisions hereof, including the obligation to render a determination within thirty (30) days after the date of his designation. The Appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

     7.4. Exercise of the Option. (a) No later than the one hundred and eightieth day following the last day of the Initial Term, Lessee shall have the right, upon not less than six months prior written notice to Lessor, to exercise the Option by serving upon Lessor written notice (the "Notice of Exercise") of its election to exercise the Option; provided, however, that if Lessee validly delivers a Notice of Exercise, Lessee thereafter shall execute a purchase agreement (the "Purchase Agreement"), in accordance with the terms set forth in this Section 7, by the date which is the later of (i) the sixtieth day following the date of the Notice of Exercise and (ii) the fifteenth day following the date of the final determination of Fair Market Value. The failure of Lessee

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to enter into the Purchase Agreement within such time period shall render the
Notice of Exercise void and this Article 7 of no further force and effect.

     7.5. Option Closing Date. The date (the "Option Closing Date") for the conveyance of the Property by Lessor to Lessee (the "Option Closing") shall be as set forth in the Purchase Agreement, but no later than the sixtieth day following the date the Optional Extended Term would have expired had the Optional Extended Term been exercised. If Closing has not occurred by such date, the Option, including any exercise thereof, shall be of no further force or effect, unless the Closing has not occurred due to the default by either party in which case the other party shall retain the right to pursue any or all of its remedies hereunder.

     7.6. Failure to Perform. If either Party fails or refuses to timely perform its obligations hereunder, then the other Party shall be entitled a suit for specific performance. In the case of such default, the Option Closing Date may be extended in the sole and absolute discretion of the non-defaulting Party for such period of time as deemed in the sole and absolute discretion of the non-defaulting Party to be necessary to take such actions, in no event later than three (3) months following the original Option Closing Date (the "Extended Option Closing Date"). If, in such event, the Term would otherwise expire, the Term will be automatically extended to the earlier of the actual Option Closing or the Extended Option Closing Date on the same terms and conditions which existed immediately prior to the original Option Closing Date. In the event that the Option Closing does not occur by the Extended Option Closing Date, then notwithstanding anything to the contrary in this Agreement, the non-defaulting Party may in addition to all rights and remedies at law or in equity, upon notice to the defaulting Party, terminate this Agreement and any rights or obligations pursuant to the Option and this Section.

     7.7. Property to be Conveyed "As-Is."

          (a) Lessee hereby acknowledges and agrees that the Lessee has examined the Property, is familiar with the physical condition thereof, and that the Property shall be conveyed in its "as is" condition; provided, that Lessor shall remove any mortgages or other liens it has incurred or created against the Property. Except those representations, warranties and other statements made in this Agreement, neither Lessor nor Lessor's agents have heretofore made or do hereby make, and Lessee expressly acknowledges and agrees that Lessee is not relying upon, any representations, warranties or other statements (either express or implied) as to the physical condition of the Property, environmental matters, the expenses, operation, maintenance, rents, leases or zoning of the Property, the use to which the Property may be put, or any other matter or thing affecting or relating to the Property.

          (b) Upon the execution of the Purchase Agreement, Lessor shall no longer have the obligation to make structural repairs pursuant to Section 4.6(a).

     7.8. Deliveries. At the Option Closing, Lessor shall execute and deliver to Lessee or its designee:

          (a) a good and sufficient deed (of the type under which Lessor acquired title but at least comparable to a bargain and sale deed without covenants against grantor's acts under New York law) to convey to Lessee or its designee title to the Property, subject only to those liens and encumbrances (i) permitted by Section 7.7 or (ii) to which Lessee does not reasonably object as impairing use of the property as it is being used on the date of this Agreement, real property taxes and assessments not yet due and payable, zoning ordinances and other governmental laws and regulations (collectively, "Permitted Exceptions");

          (b) a bill of sale and assignment agreement, in form and substance reasonably acceptable to Lessee, duly executed and acknowledged by Lessor, with respect to all of Lessor's right, title and interest in, to and under the other assets, if any, including, without limitation, the operating equipment, the contracts, documents, intangible property and any leases with respect to the Building, and including an assumption by Lessee of such contracts, leases and other obligations;

          (c) certified copies of all applicable limited liability company resolutions, certificates of incumbency and other organizational documents with respect to the Lessor;

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          (d) a fully executed owner's affidavit, in a form reasonably acceptable to any national, reputable title company designated by Lessee, (the "Title Company");

          (e) originals or copies of all licenses and permits relating to the Property, if any; and

          (f) at the Option Closing, Lessor and Lessee or its designee, as applicable, shall take such actions and execute and deliver all such other documents, certificates, affidavits, and other instruments or agreements which may be necessary or appropriate in order to consummate the transactions contemplated by this Section.

     Any Closing with respect to the purchase of the Property under this Article 7 shall be subject to the receipt of all consents, orders, approvals and authorizations of any governmental or regulatory entities, including the FDA and the DEA, or any lender applicable to such purchase, which conditions may not be waived without the consent of all parties to such transactions and which consents, orders, approvals and authorizations each Party will use reasonable efforts to obtain.

     7.9. Title Policies. The Title Company shall be prepared, subject only to payment of the customary applicable premium and endorsement fees and delivery of all conveyance documents in recordable form, to issue a title insurance policy to Lessee or its designee, at Lessee's expense, in form and substance reasonably satisfactory to Lessee in accordance with the terms of Sections 7.7 and 7.8 of this Agreement, together with such affirmative coverages as Lessee may reasonably require at Lessee's expense.

     7.10. Time is of the Essence. Time is of the essence with respect to all obligations pursuant to this Section 7.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     8.1. Destruction of the Premises. Should the Premises or any Shared Areas which are reasonably necessary for access to or use of the Premises be destroyed or damaged in whole or in part at any time during the Term by fire, earthquake, act of God, or acts of the public enemy, or by any other casualty, the rights and duties of the Parties with respect to reconstruction, rebuilding or repair thereof, and with respect to the continuance or termination of this Agreement, shall be as follows (except when such fire or other casualty resulted from the gross negligence or willful misconduct of Lessee or Lessee's agent, designee or invitee):

          (a) If the cost of reconstructing, rebuilding or repairing is less than 20% of the total value of all improvements on the Premises, excluding personal property and improvements made by Lessee, Lessor shall reconstruct, rebuild or repair the Premises, exclusive of improvements made by Lessee, with no unreasonable delay, at Lessor's sole cost and expense, to the extent reasonably feasible using the insurance proceeds available. During the period of such reconstruction, rebuilding or repairing, the Base Rent herein provided to be paid by Lessee shall be reduced on a pro rata basis in the same proportion that the area of the Premises not able to be occupied by Lessee during such period bears to the area of Premises prior to such casualty.

          (b) If the cost of reconstructing, rebuilding or repairing is 20% or more of the total value of all improvements on the Premises, excluding personal property and improvements made by Lessee, Lessee may terminate this Agreement at any time within 30 calendar days from the date of such casualty upon notice to Lessor. If the cost of reconstructing, rebuilding or repairing is 50% or more of the total value of all improvements, excluding personal property and improvements made by Lessee, Lessor or Lessee may terminate this Agreement at any time within 30 calendar days from the date of such casualty upon notice to the other. In the event this Agreement is not so terminated, Lessor shall reconstruct, rebuild or repair said Premises, exclusive of improvements made by Lessee, without unreasonable delay, at Lessor's sole cost and expense, to the extent reasonably feasible using the insurance proceeds available. During such period of reconstruction, rebuilding or repairing the Base Rent shall be prorated in the manner provided in subparagraph (a) above.

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          (c) Notwithstanding the foregoing provisions of subparagraph (a), if, in Lessee's reasonable opinion, the damages caused by any such casualty cannot be repaired within 90 calendar days after the date of such casualty and in addition, such damages make the use of said Premises by Lessee impracticable, Lessee shall have the right, at its option, to cancel this Agreement upon notice to Lessor within 20 calendar days from and after the date of such casualty.

          (d) Any such termination shall be deemed effective as of the date of the casualty and each of the Parties hereto shall be relieved of all further obligations hereunder not accrued before said date, except such obligations as, by their terms, must be performed or completed after such termination.

     8.2. Quiet Enjoyment. If, and so long as, Lessee pays all rent due hereunder and performs Lessee's other obligations hereunder, Lessee shall peaceably and quietly hold and use the Premises during the Term hereof without any disturbance by Lessor, and Lessor shall, at its own expense, defend Lessee's right to peaceably and quietly hold and use the Premises during the Term hereof against all persons claiming the same.

     8.3. Condemnation. If an area of the Premises or Shared Areas allowing access to Premises occupied by Lessee hereunder shall be taken or condemned by any competent authority for any public or quasi-public use or purpose Lessee has the right to terminate this Agreement on the date when said area is so taken. Lessor shall reimburse Lessee for any prepaid Base Rent on a daily pro rata basis as contemplated by Section 8.1(a). Lessor shall have the right to assert a claim against the condemning body or authorities for any damage to the Buildings resulting from any such condemnation proceedings and shall be solely entitled to proceeds in respect thereof. Lessee shall have the right to assert a claim against the condemning body or authorities for any damage resulting from any such condemnation proceedings to improvements made by it in the Premises, and for business interruption and relocation costs, and Lessor shall not share in any award derived by such claim, provided that any claim by Lessee for business interruption shall not reduce the amount of Lessor's award from such taking.

     8.4. Holding Over. In the event Lessee shall hold over possession of the Premises upon the expiration of the Term herein set forth, such holding over shall be construed to be a use and occupancy from month to month upon the same terms, covenants and conditions as set forth above, except that the Base Rent shall increase by 100% from the rate in effect immediately prior to such occupancy, payable until the date that Lessee has vacated the Premises in broom clean condition and removed all of its property and restored such vacated space in accordance with the provisions of this Agreement, and any such holdover occupancy may be terminated at any time with 30 calendar days notice from Lessor or Lessee.

     8.5. Lessor Services. (a) During the term of this Agreement, Lessor shall operate and maintain the Property with standards applicable to facilities conducting similar businesses in the Cranbury, New Jersey area, including, but not limited to the FDA's current Good Manufacturing Practice regulations and other FDA and DEA requirements for the manufacturing of human pharmaceuticals and shall furnish and distribute to the Premises heating, ventilating and air conditioning ("HVAC") and all other utilities as may be reasonably required twenty-four hours a day, seven days a week, excluding the following holidays:
New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; provided, that Lessee shall reimburse Lessor for the additional costs associated with providing utilities to the Premises in excess of the extent to which utilities are provided to the Premises prior to this Agreement.

     (b) During the term of this Agreement, Lessor shall cause the Premises to be cleaned substantially in accordance with the cleaning specifications from time to time established by Lessor for the Buildings. Lessor and its cleaning contractor, if any, and their employees shall have access to the Premises, and the use of Lessee's light, power and water without charge therefor, at all times.

     (c) During the term of this Agreement, Lessor shall supply an adequate amount of hot, tepid and cold water to the Buildings' standard lavatories, washrooms, wash closets, sinks and cooking facilities for normal office use.

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     (d) During the term of this Agreement, Lessor shall provide to Lessee, consistent with past practice, the services specified on Exhibit C hereto, and Lessor shall provide such other incidental services as the Parties may from time to time agree upon (collectively, the "Additional Services").

     (e) Lessor reserves the right to stop, interrupt or reduce service of the HVAC systems, elevators, electrical or plumbing or any other service or systems because of events beyond the reasonable control of Lessor or for repairs or improvements which, in the reasonable judgment of Lessor, are deemed necessary or desirable (the "Service Interruptions"). Lessor hereby agrees to use commercially reasonable efforts to cure any Service Interruptions. The Service Interruptions may continue only for a reasonable period of time and under no circumstances shall the Service Interruptions exceed five (5) days in any thirty
(30) day period. The Base Rent shall be abated after five (5) continuous days of Service Interruptions on a per diem basis in the proportion that the rentable area of the Premises so affected by the Service Interruptions bears to the rentable area of the entire Premises.

     8.6. Confidentiality.

          (a) The Parties hereto expressly acknowledge and agree that all information, whether written or oral, furnished by either Party to the other Party or any Affiliate of such other Party pursuant to this Agreement, including any schedules and exhibits hereto ("Confidential Information") shall be deemed to be confidential and shall be maintained by each Party and their respective Affiliates in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the Party to whom such Confidential Information is disclosed would use to preserve the confidentiality of its own information of a similar nature and in no event less than a reasonable degree of care. Except as authorized in writing by the other Party, neither Party shall at any time disclose or permit to be disclosed any such Confidential Information to any person, firm, corporation or entity, (i) except as may reasonably be required in connection with the performance of this Agreement by Buyer, the Company or their respective Affiliates, as the case may be, and (ii) except to the Parties' agents or representatives who are informed by the Parties of the confidential nature of the information and are bound to maintain its confidentiality , and (iii) in the course of due diligence in connection with the sale of all or a portion of either Party's business, provided the disclosure is pursuant to a written nondisclosure agreement having terms comparable to Sections 8.6(a) and 8.6(b).

          (b) The obligation not to disclose information under Section 8.6(a) shall not apply to information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof, (ii) was or becomes readily available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis prior to its disclosure to such Party by the other Party, or (iii) becomes available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis from a source other than its own files or personnel or the other Party or its Subsidiaries, provided, that such source is not known by the Party desiring to treat such information as nonconfidential to be bound by confidentiality agreements with the other party or its Affiliates or by legal, fiduciary constraints on disclosure of such information, or (iv) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided, that the Party required to disclosure such information shall give the other Party prompt notice thereof prior to such disclosure and, at the request of the other Party, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this Section 8.6(b) shall limit in any respect either Party's ability to disclose information in connection with the enforcement by such Party of its rights under this Agreement.

          (c) Neither Lessee nor any officer, director, shareholder, agent or employee of Lessee shall communicate in any manner with, nor shall in any manner provide information to, any prospective buyer, lessee, lender or broker of the Property or any other persons (other than a person acting on behalf of

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     Lessee) concerning the Property, without the prior written consent
     (including by electronic mail) in each instance from Lessor.

     8.7. Independent Contractor. This Agreement shall not constitute or give rise to a partnership between the Parties. All Additional Services provided by Lessor under the terms of this Agreement shall be carried on by Lessor as an independent contractor and not as an agent for or employee of Lessee and this Agreement shall not constitute or give rise to an agency relationship between the Parties except as otherwise expressly contemplated hereby. Lessee shall not be liable for any injuries or personal or Property damages incurred by Lessor or its agents or employees in the performance of their duties hereunder, as the case may be, unless caused by the gross negligence or willful misconduct of Lessee. No employee of Lessor shall be deemed to be an employee of Lessee.

     8.8. Invitees' Compliance. Lessee and Lessee's invitees shall faithfully observe and comply with, and shall not permit a violation of, any rules and regulations Lessor shall reasonably adopt with respect to the Buildings.

     8.9. Early Termination by either Lessee or Lessor. Lessor and Lessee may terminate this Agreement as mutually agreed by the Parties.

     8.10. Early Termination by Lessor. Lessor may terminate this Agreement by and effective upon its delivery of written notice to Lessee specifying the basis for termination hereunder, under the following circumstances:

          (a) if Lessee shall breach this Agreement in any material respect; provided that Lessee shall have the right, exercisable twice during the term hereof, to prevent termination based upon Lessee's breach hereof by curing such breach within 30 calendar days following receipt of Lessor's termination notice, or, if such breach is of such a nature that for reasons beyond Lessee's control it cannot be completely remedied within said period of 30 calendar days, then if Lessee (i) shall not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same and (ii) shall not remedy the same within a reasonable time after the date of default; or

          (b) following the occurrence of a Bankruptcy Event with respect to Lessee.

     8.11. Early Termination by Lessee. Except as otherwise specifically provided in this Agreement, Lessee may terminate this Agreement by and effective upon its delivery of written notice to Lessor specifying the basis for termination hereunder, under the following circumstances:

          (a) if Lessor shall breach this Agreement in any material respect; provided that Lessor shall have the right, exercisable twice during the term hereof, to prevent termination based upon Lessor's breach hereof by curing such breach within 30 calendar days following receipt of Lessee's termination notice, or, if such breach is of such a nature that for reasons beyond Lessor's control it cannot be completely remedied within said period of 30 calendar days, then if Lessor (i) shall not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same and (ii) shall not remedy the same within a reasonable time after the date of default; or

          (b) if a Bankruptcy Event has occurred with respect to Lessor; or

          (c) Lessee may terminate this Agreement by and effective upon its delivery of ninety (90) calendar days' written notice to the other Party.

     8.12. Lessee Reasonable Best Efforts to Relocate Operations. From and after the date hereof, Lessee shall use its reasonable best efforts, including without limitation, obtaining any required consents from the FDA, DEA and any other applicable regulatory authorities, to effect, as soon as practicable after Closing, the transfer of all of its equipment and all manufacturing operations located on the Premises to premises that are not part of Lessor's business operations. Lessor agrees to use commercially reasonable efforts, at Lessee's direction, to assist Lessee in connection therewith. All costs and expenses incurred pursuant to this Section 8.12 shall be paid by Lessee. Lessee shall keep Lessor apprized in a timely manner of its progress in, and the status of, the approval process with the applicable regulatory authorities, and shall consult in good

                                       A-90
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faith with Lessor as to how to obtain such approvals and to manage the approval process with such authorities. Once all such approvals have been obtained and transfer has occurred, Lessee and Lessor shall as promptly as commercially reasonable, terminate this Agreement under Section 8.10.

     8.13. Subordination. This Agreement and Lessee's rights hereunder are subject and subordinate to (i) all present and future ground agreements, and similar agreements (collectively, the "Superior Agreement"), (ii) all present and future mortgages and building loan agreements, which may now or hereafter affect all or any portion of the land, the Buildings or the Superior Agreement and each advance made under the superior mortgage, and (iii) all renewals, modifications, spreaders, consolidations, replacements, substitutions and extensions of the Superior Agreement and the superior mortgage. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. Lessee shall promptly execute and deliver, at its expense, any instrument, in recordable form if requested, that Lessor may reasonably request to evidence and confirm such subordination. Notwithstanding the foregoing, for so long as (i) Lessee shall not be in default hereunder and
(ii) this Agreement shall not have been terminated, no such subordination shall be effective unless the mortgagee or ground lessee or holder of the Superior Agreement, as the case may be, shall execute with Lessee a non-disturbance and attornment agreement in form reasonably acceptable to Lessee and the other Party or parties thereto, which acceptance shall not be unreasonably withheld.

     8.14. Suspension due to Force Majeure. In the event the performance by either Lessee or Lessor of their respective duties or obligations hereunder is interrupted or interfered with by reason of any cause beyond its reasonable control including, but not limited to, fire, storm, flood, earthquake, explosion, war, strike or labor disruption, rebellion, insurrection, quarantine, "act of God", boycott, embargo, shortage or unavailability of supplies, employees or services, riot, or governmental law, regulation or edict (collectively, a "Force Majeure Event"), the Party affected by such Force Majeure Event shall not be deemed to be in default of this Agreement by reason of its nonperformance of its obligations hereunder to the extent due to such Force Majeure Event, but shall give prompt written notice to the other Party of the Force Majeure Event. If, as soon as, and to the extent that the Force Majeure Event no longer interrupts a Party's performance of its obligations hereunder, its interrupted obligations shall accrue from such point forward under the terms hereof.

     8.15. Consequences on Termination. In the event this Agreement expires or is terminated, then (a) each of Lessor and Lessee shall promptly return all Confidential Information received from the other Party in connection with this Agreement (including the return of all information received with respect to products of Lessor or Lessee, as the case may be), without retaining a copy thereof, (b) each of Lessor and Lessee shall honor all credits and make any accrued and unpaid payment to the other Party as required pursuant to the terms of this Agreement, and (c) each Party shall continue to be subject to its accrued but unperformed obligations and any liabilities in respect of its prior breach hereof.

     8.16. Return of Equipment. At any time during the Term of this Agreement and for one month thereafter, Lessee and its designated contractors shall have the right (which Lessee may exercise at any time and from time to time during such period) to enter upon the Premises and Shared Areas and remove any equipment or any components on the Premises, provided, however, that such removal shall not unreasonably interfere with the use of the Property. Equipment not removed within such time shall be and become the property of Lessor without further act or charge. Lessor shall cooperate with Lessee and shall provide, at Lessee's reasonable request and at Lessee's sole cost and expense, employees to assist Lessee in disassembling and crating any such equipment prior to its removal. Lessor's obligation to provide employees to assist in disassembling and crating equipment shall be contingent upon the Lessor having employees available for such duties without adversely impacting the Lessor's other operations; provided that to the extent Lessee has requested of the Lessor that equipment be removed and it is not removed due to the Lessor not providing sufficient employees to assist in the removal, the date referenced in the first sentence of this Section shall be extended to the extent required to permit removal of the equipment with the necessary assistance of the Lessor's employees. Lessee shall repair any damage to the Property caused by the removal of such equipment within a reasonable amount of time.

                                       A-91
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     8.17. Modification or Amendment.  Subject to the provisions of applicable law, the Parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Lessee and Lessor.

     8.18. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     8.19. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New Jersey and the Federal courts of the United States of America located in the County of Middlesex, New Jersey solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding by certified mail may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New Jersey State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.20 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.19.

     8.20. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq.
     Telecopy: (212) 223-2379

     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone, Esq.
     Barbara L. Becker, Esq.
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou Kling, Esq.
     Eileen T. Nugent, Esq.
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.
                                       A-93
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     8.21. Entire Agreement.  This Agreement, the Asset Purchase Agreement and
the other Ancillary Agreements (as defined in the Asset Purchase Agreement) including any schedules and exhibits hereto or thereto, constitute the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties.

     8.22. Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     8.23. Assignment.

          (a) Subject to Section 8.23(b) below, this Agreement and any rights and obligations hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, which consent may not be unreasonably withheld, and any assignment made in contravention of this Section shall be null and void; provided, that any Party may assign any rights and obligations hereunder, in whole or in part, to an Affiliate of the Party without the consent of the other Party; provided further, that if a Party's Affiliate is performing any obligations on behalf of such Party, such Party shall continue to be directly and primarily liable hereunder for the performance thereof. Notwithstanding the foregoing, the transfer or issuance of any interests in either Party, whether in a single transaction or a series of related or unrelated transactions, in such quantities that such issuance shall change the identity of the person or group which shall have Control (as hereinafter defined) of such Party, shall not be deemed an assignment for which the consent of the other Party is required, provided, in the case of a change of Control of Lessee, that such change of Control will not affect the FDA and DEA approval schedule for the transfer of the Pharmaceuticals provided for in Section 3.2. Lessor's consent shall not be required for the sale of all or substantially all of Lessee's assets provided such sale will not affect the FDA and DEA approval schedule for the transfer of the Pharmaceuticals provided for in Section 3.2. Control shall mean possession of the power, directly or indirectly, to direct or cause the direction of management and policy of a business entity, whether through the ownership of voting interests, the contractual right to manage the affairs of such business entity or otherwise.

          (b) Notwithstanding the foregoing, Lessor shall have the right to transfer or to encumber all or any part of the Property in accordance with the provisions set forth below. Lessor shall have the right to transfer any unimproved portion of the Property free and clear of this Agreement and the Option, and thereafter, the Option shall apply only to the remainder of the Property without any reduction of the Purchase Price except as provided in clause (i) of Section 7.2. Any transfer by Lessor of all of the Property or of any improved portion thereof shall be subject to this Agreement, including the Option, unless, at any time after the Initial Term, the following shall occur: (i) Lessor shall give Lessee not less than thirty
     (30) days prior written notice of such transfer and (ii) either (x) Lessee shall fail within such thirty day period to deliver a Notice of Exercise or
     (y) if Lessee does deliver a Notice of Exercise within such thirty day period, Lessee shall fail to enter into the Purchase Agreement as provided in Article 7. If the conditions set forth in (i) and (ii) above shall be satisfied, Lessor thereafter shall have the right to sell the Property or any portion thereof subject to this Agreement but free and clear of the Option and thereafter Article 7 of this Agreement shall be of no further force and effect with respect to the Property or any portion thereof. From and after any transfer by Lessor of its interest in the Property, Lessee's recourse hereunder shall be limited solely to such successor Lessor, and the former Lessor, from and after the date on which it shall have transferred its interest hereunder, shall have no further liability hereunder, provided that the transferee agrees to be bound by this Agreement.

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

     8.24. Default. Notwithstanding Sections 8.10 and 8.11, if Lessor or Lessee shall default under the terms of this Agreement, each Party shall have the right to sue for the other Party for damages or pursue any and all other remedies available at law or equity.

     8.25. No Third-party Beneficiary Rights. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

     8.26. Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

     IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                          Carter-Wallace, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Armkel, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

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

                                                                       EXHIBIT A

                                    PREMISES

                                                                       EXHIBIT B

                                    PROPERTY

                                                                       EXHIBIT C

                              ADDITIONAL SERVICES

     Lessor shall provide Lessee with the Additional Services set forth below in the same manner as such services were provided on the Premises prior to the Commencement Date of this Agreement.

     1. Janitorial and Porter Services: Lessor shall provide Lessee with all reasonably necessary janitorial services, including but not limited to trash removal, mopping, dusting, vacuuming and other general cleaning services.

     2. Security Services: Lessor shall provide Lessee with building and perimeter security services consistent with the schedule and quality of such services provided prior to the Commencement Date.

     3. Rubbish Services: Lessor shall provide Lessee with general and production waste rubbish services except for specialized manifested and hazardous waste unless such waste removal were provided on the date of this Agreement.

     4. Buildings and Ground Maintenance: Lessor shall provide Lessee with maintenance services necessary to maintain the Premises in a clean and safe manner at all times.

     5. Insurance Expenses: Lessor shall maintain all insurance policies necessary for the Property at Lessor's sole cost and expense; except as otherwise provided in the terms of the Agreement.

     6. Uniform Expenses: Lessor shall provide uniforms and laboratory attire to the extent required for all employees at the Property. Lessor shall also provide for all reasonable cleaning services in connection with maintaining the uniforms.

     7. Property Management/Administration: Lessor shall provide all employees reasonably necessary to operate the Premises.

     8. Food Service: Subject to any collective bargaining agreements which cover certain Lessor employees, Lessor shall maintain and operate the cafeteria or other food service.

     9. Permits and Fees: Lessor shall obtain, at its sole cost and expense, any and all permits and fees reasonably necessary to operate the Premises; provided, however if Lessor must obtain a permit or pay a fee solely for the benefit of Lessee, Lessee shall reimburse Lessor for such costs.

     10. Taxes: Lessor shall be solely responsible for paying all taxes associated with maintaining the Property, including but not limited to real estate taxes.

     11. Safety Equipment: Lessor shall provide all safety equipment and services reasonably necessary to maintain and operate the Premises in a safe manner.

     12. Miscellaneous Services: Lessor shall provide all additional services reasonably necessary to maintain and operate the Premises, including but not limited to scale services, fire extinguishers, exterminating services, elevators, process equipment and repairs, outside laboratory services (provided, that any additional or modified DEA and FDA services not already provided on the date of this Agreement shall be paid for by Lessee), boiler testing, fork lift truck repairs and other miscellaneous maintenance supplies.

                                                                       EXHIBIT D

                                    FORM OF
                        DECATUR MANUFACTURING AGREEMENT

     Decatur Manufacturing Agreement, dated as of May   , 2001 (this
"Agreement"), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer") (each of the Company and Buyer, a "Party" and collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Asset Purchase"), effective in each case immediately prior to the ABC Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company ("Company Merger" and collectively with ABC Merger, the "Mergers");

     WHEREAS, following the Asset Purchase and the Mergers, the Company has retained ownership and operation of the Company's Decatur, Illinois manufacturing and distribution facility (the "Facility") where the Products (as defined herein) are manufactured and distributed;

     WHEREAS, Buyer has purchased the Equipment (as defined herein) located at the Facility and used in manufacturing the Products; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement and the Merger Agreement, Buyer and the Company have agreed that Buyer will license to the Company the right to use the Equipment for the production of the Products for Buyer, and the Company will produce and sell and Buyer will purchase supplies of the Products in the quantities, for the period and subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General Terms. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Bankruptcy Event" with respect to a Party shall mean the filing of an involuntary petition in bankruptcy or similar proceeding against such Party seeking its reorganization, liquidation or the appointment of a receiver, trustee or liquidator for it or for all or substantially all of its assets, whereupon such petition shall not be dismissed within 60 days after the filing thereof, or if such Party shall
     (i) apply for or consent in writing to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, (ii) file a voluntary petition in bankruptcy or similar proceeding or admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or an arrangement with its creditors or take advantage of any insolvency law with respect to itself as debtor, or (v) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency proceedings or any similar proceedings.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in the City of New York are authorized or obligated by law or executive order to close.

          "Closing" shall mean the Closing under the Merger Agreement.

          "Equipment" shall mean the equipment and tangible personal property set forth on Exhibit A.

          "Manufacturing Costs" shall mean, to the extent incurred in manufacturing and supplying the Products hereunder, (A) all of the Company's (i) actual material and inbound freight costs, plus (ii) direct labor costs, plus (iii) manufacturing and quality control overhead, including without limitation, employees, production and lab supplies, repairs, maintenance and depreciation of equipment, warehousing and facility space costs, which overhead, in the case of employees of the Company, shall be composed of the product of (x) the sum of all salary, wages and benefits of the relevant employee, multiplied by (y) the quotient of (I) the amount of time such employee is engaged in activities for such Company that relate to the Manufacture of the Products hereunder divided by
     (II) the total amount of time such employee is engaged in activities for such Company, plus (B) an amount equal to 5% of the aggregate of all such costs covered by Clause (A) of this definition, which costs will be determined on the same basis as calculated for the Products in fiscal year 2001.

          "Manufacturing and Supply Services" shall mean the Company's obligation to manufacture and supply the Products hereunder.

          "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Products" shall mean those products listed in Exhibit B to this Agreement, and those products, if any, which may be added to Exhibit B by the mutual written agreement of the Parties.

          "Product Production Orders" shall have the meaning specified in
     Section 4.2.

          "Specifications" shall mean the specifications currently used by Wallace Laboratories in the facility located in Decatur, Illinois to produce products for Lambert Kay, as revised in accordance with Section 2.2.

                                   ARTICLE II

                                    PRODUCTS

     2.1 Product Quantities. During the term of this Agreement, and subject to the provisions of this Agreement, Buyer shall for so long as the Agreement is in effect purchase from the Company and the Company shall manufacture and supply to Buyer in accordance with the terms of this Agreement, including, without limitation, the Specifications in respect of the Products, 100% of Buyer's total requirements for the Products with the exception of any Products produced at Buyer's own facilities.

     2.2 Revised Specifications. At the request and at the sole cost and expense of Buyer, the Specifications may be revised at any time upon the agreement of the Company, which agreement will not be unreasonably withheld, delayed or conditioned. The cost of conversion to the new Specifications shall be composed of the

Company's actual conversion costs reasonably incurred by the Company at Buyer's direction, and with the Company's agreement contemplated by this Section 2.2.

                                  ARTICLE III

                                   EQUIPMENT

     3.1 Equipment License. Buyer hereby grants to the Company a royalty-free license to use at the Facility, and only at the Facility, the Equipment (as defined herein) for the sole and exclusive purpose of manufacturing the Products for Buyer, and the Company hereby accepts such license, all on the terms and conditions set forth in this Agreement. The Equipment and Confidential Information shall at all times be and remain the property of Buyer, and the Company shall have no interest therein or rights thereto except as specifically provided in this Agreement. The Company shall not remove the Equipment from the Facility during the term of this Agreement or thereafter without Buyer's written consent. If requested by Buyer, the Company shall affix to the Equipment asset tags indicating that the Equipment is the property of Buyer. The Company acknowledges that it is a bailee with respect to the Equipment.

     3.2 Maintenance and Repair of Equipment. During the term of this Agreement, the Company shall perform, at its cost and expense, all routine maintenance and repair in substantial conformity with what has historically been performed on the Equipment at such intervals as have been historically customary to maintain the Equipment in good working order, including but not limited to changing oil, replacing filters and lubrication. Buyer shall bear the costs and expenses of repairs to the Equipment that are not routine or which extend the useful life of the Equipment beyond routine maintenance and servicing (referred to herein as "Capital Repairs"). If the historical performance of maintenance, cleaning, and repair failed to conform with current Good Manufacturing Practices or any relevant approved New Drug Applications, the Company agrees to henceforth comply with such equipment standard. If the Company ascertains that the Equipment requires any Capital Repairs, the Company shall promptly advise Buyer thereof by telephone or fax pursuant to Section 9.8 hereof. Except in the case of an emergency, Buyer shall have the right to direct the manner in which such Capital Repairs shall be effected, and the Company shall abide by such directions. To the extent the Company reasonably incurs any out-of-pocket costs or otherwise at Buyer's direction for Capital Repairs (including time of its own employees in diagnosing or effecting any such repairs), the Company shall invoice Buyer therefor, which invoice shall be accompanied by the invoices or vouchers for such costs. Buyer shall pay such invoice within 30 days after its receipt thereof.

     3.3 Return of Equipment. After any termination hereunder and for one month thereafter (the "Removal Period"), Buyer and its designated contractors shall have the right (which Buyer may exercise at any time and from time to time during such period, upon reasonable notice and subject to the consent of the Company, which consent shall not unreasonably be withheld) to enter upon the Facility and remove the Equipment or any components thereof therefrom, provided, however, that such removal shall not unreasonably interfere with the Company's operation of the Facility. During the course of such removal, the Company may reasonably restrict access by Buyer's employees to the areas of the Company's Facility where the Company's own products are being manufactured; provided, that in no event shall Buyer be ultimately prevented from removing the Equipment as a result of such restrictions. Equipment not removed by the expiration of the Removal Period shall be and become the property of the Company without further act or charge. The Company shall cooperate with Buyer and shall provide at Buyer's request employees to assist Buyer in disassembling and crating any such Equipment prior to its removal. The Company's obligation to provide employees to assist in disassembling and crating equipment shall be contingent upon the Company having employees available for such duties without adversely impacting the Company's other operations; provided, that to the extent Buyer has requested of the Company that Equipment be removed and it is not removed due to the Company not providing sufficient employees to assist in the removal, the date referenced in the first sentence of this Paragraph shall be extended to the extent required to permit removal of the Equipment with the necessary assistance of the Company's employees. Buyer shall repair any damage to the Facility caused by such removal and shall reimburse the Company for reasonable out-of-pocket costs (including time of the Company's own employees) incurred by the Company in disassembling and crating the Equipment, costs for

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which are to be agreed upon by both parties in good faith in advance of any such activity. It is Buyer's responsibility to validate that Equipment is operational before removal and, without limiting the Company's obligation to provide Buyer assistance as contemplated hereby, it is Buyer's sole responsibility to ensure successful removal, transportation and reinstallation in Buyer's facility. The Company makes no warranties for Equipment other than that it will be maintained as described herein. During Equipment removal, Buyer agrees to adhere to the general contractor and removal procedures and standards observed in the consumer products industry.

                                   ARTICLE IV

                             PRODUCTION SCHEDULING

     In order to permit production and supply in the most efficient and economical manner possible, the following procedures shall apply during the term of this Agreement:

     4.1 Best Estimated Forecast of Product Requirements. Buyer shall provide the Company with its best estimated 12-month rolling forecasts of Buyer's requirements for supply of the Products, divided into quarterly quantities and updated quarterly. Except for the first forecast which shall be delivered at or prior to the Closing and which shall be for the number of days from the date of the Closing until the next following December 31, each such forecast will be for a 12-month period beginning on the first of a calendar year quarter and shall be due 60 days before commencement of the twelve-month period to which it applies. The forecasts delivered hereunder are not firm commitments by Buyer to order or purchase the Products, but are provided only as a guide to assist the Company in scheduling production.

     4.2 Production Orders. Buyer will issue to the Company production orders which shall serve as a firm order for the Products (each, a "Product Production Order"). Such Product Production Orders shall be issued at least fourteen calendar days prior to the anticipated delivery date for Products covered by such order or such other lead time and batch sizes as had been customary for Buyer's Products during the prior four quarters. Buyer will use its reasonable efforts to give the Company longer lead times whenever possible and the Company will use all reasonable commercial efforts to fulfill any short lead time orders.

     4.3 Delivery, Pricing and Payment. (i) The Company shall coordinate deliveries of the Products with a traffic representative designated by Buyer. All shipments shall be full truckload (or other commercially appropriate) quantities unless preapproved by Buyer. Buyer shall provide the Company a list of approved common carriers and the Company shall schedule deliveries with the common carrier and with the appropriate Buyer personnel. The Company shall have the responsibility to inspect all carriers shipping the Products and shall reject any carrier not in a clean, dry and odorless condition or which is not otherwise in accordance with industry practice. The rejection of any carrier not meeting Buyer's standards shall be immediately reported to Buyer's Traffic Department. If after inspection, the Company determines that the carrier meets Buyer's requirements for carrier fitness, the Company shall proceed to deliver the Products to the carrier.

     (ii) All shipments of the Products by common carrier shall be F.O.B. the Facility. The Company will maintain adequate and accurate shipping records in order that the Product lots on all shipments may be traced. Unless otherwise specified herein, Buyer shall be responsible for paying all shipping costs and expenses associated with the transportation of the Products.

     4.4 Risk of Loss and Insurance. (i) Title to the Products shall be and remain with Buyer from the date the Product is delivered to the carrier at the Facility for delivery to Buyer. The Company shall bear the risk of loss to the Products until it is delivered to the carrier at the Facility for delivery to Buyer.

     (ii) At all times during the term of this Agreement, the Company shall, at its sole cost and expense, maintain commercial public liability insurance in amounts not less than:

          (a) property insurance at cash value of the Facility; and

          (b) liability insurance for bodily injury and property damage of $5,000,000 combined single limit per occurrence and in the aggregate. [subject to review by AON.]

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A copy of each insurance policy or certificate thereof shall be issued by an insurer reasonably satisfactory to Buyer and authorized to issue such policy or policies, shall name Buyer and the mortgagee of Buyer, if any, as additional insured and shall otherwise be reasonably satisfactory to Buyer, and shall be delivered to the Buyer within 10 calendar days following commencement of this Agreement and shall not be subject to cancellation upon less than 10 calendar days written notice to Buyer.

     (iii) The Company acknowledges that Buyer has an interest in resolving product liability claims quickly and in a manner that minimizes the negative impact of the experience to the consumer. The Company further acknowledges that packages of the Products produced by the Company may have a toll-free number for consumers to call in order to make comments about the Products. As a result, Buyer will be in a position to solve many product liability claims quickly and for a nominal amount. Notwithstanding Section 8.3, the Company hereby agrees that Buyer may handle product liability claims regarding the Products provided such claims can be settled for less than $5,000 on an individual basis. In the event the claim is a result of actions or inactions of the Company for which it would be responsible under this Agreement, the Company agrees to reimburse Buyer for costs of settling these claims, notwithstanding the fact that it may not have been notified of such claim prior to settlement. Settlements for amounts greater than $5,000 will be subject in all respects to Articles VII and VIII hereof. Buyer agrees to notify the Company of all claims to be settled by Buyer in accordance with this clause (iii) as soon as possible. Buyer's right to settle any claims for which the Company is obligated to reimburse Buyer under this clause (iii), other than by the procedures contemplated by Section 8.3 hereof, shall terminate to the extent the aggregate of all such claims is greater than $75,000.

     4.5 Notification of Delay or Non-Performance. Without affecting the Company's other obligations hereunder, in the event the Company reasonably believes that production or delivery of the Products may be delayed, impaired or prevented for any reason, including for any reason which constitutes a permitted delay (in accordance with Section 9.1), the Company shall (i) immediately notify Buyer of the possibility of such delay, and the reasons therefor; (ii) immediately notify Buyer of such actual delay, and the reasons therefor; and
(iii) use all reasonable commercial efforts to keep its contractual commitments under this Agreement.

                                   ARTICLE V

                            PAYMENT; PRODUCT PRICING

     5.1 Payment. The consideration to be paid by Buyer for the Products shall be the Manufacturing Costs in respect of the Products actually provided to Buyer. The Company will invoice Buyer in United States dollars on a monthly basis, and Buyer shall pay the amounts due under such invoices in United States dollars within 10 Business Days of receipt by Buyer.

     5.2 Notification of Changes in Raw Materials or Packaging
Materials. Without limiting Buyer's obligations hereunder, the Company shall notify Buyer in writing of all changes of which it becomes aware in the costs of raw materials or packaging material that are likely to materially change the Manufacturing Costs hereunder.

     5.3 Purchase of Inventory. On the date of the Closing, the Company shall purchase on an "as is where is" basis from Buyer all inventory relating to the Products, other than the finished goods inventory of the Products that Buyer purchased from the Company pursuant to the Asset Purchase Agreement, and the agreed purchase price for such inventory shall be the invoice amount for such raw material components and packaging necessary to make the Products and shall be paid by means of four equal offsets to the amounts otherwise due to the Company by Buyer under the invoices to be delivered to Buyer by the Company hereunder until such payment is fully discharged.

     5.4 Inspection, Sampling, Line Capacity, Raw Materials. The Company shall inspect and sample all raw materials and packaging purchased for the Products for conformance with the Specifications and shall withhold from use in the manufacture of the Products any raw materials or packaging determined by the Company not to be in conformity with such the Specifications. The Company will maintain available line capacity and inventories of raw materials and packaging materials in sufficient amounts to support the

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production requirements of the Products contemplated by the best estimated forecast to be delivered by Buyer to the Company hereunder.

     5.5 Obsolete Goods. It is understood by the Parties that when production is terminated, and possibly during the term of this Agreement, some materials will either become obsolete due to changes in the Specifications or there will be extra material due to incorrect forecasting. Although Buyer will be financially responsible for these obsolete and/or extra materials, (i) the Company shall use all prudent means to minimize the financial impact to Buyer of these material losses, and (ii) under no circumstances will Buyer be responsible under the provisions of this Section for raw materials and packaging materials which, when ordered by the Company or purchased by the Company from Buyer pursuant to Section 5.3 hereof, represented more than a six-month supply (based on Buyer's production plans) of the item in question.

     5.6 Records. The Company shall keep complete, true and accurate records and accounts in accordance with generally accepted accounting principles applied on a consistent basis from year to year with respect to information used to determine the Manufacturing Costs (including, without limitation, raw materials and packaging) and other information relevant to the manufacture, packaging or shipping of the Products, quality assurance measures, and all other procedures utilized in the production process under this Agreement and including an inventory of all finished goods produced and shipped or held by the Company. Buyer or its representatives shall have the right to audit any and all of such records and accounts of the Company.

     5.7 Sampling and Testing. Without limiting its warranties herein, the Company shall perform at its sole cost and expense, the sampling and testing procedures, including microbiological, analytical and environmental testing, for the Products in accordance with Buyer's Specifications and the quality control procedures for the Products prior to releasing the Products for delivery to Buyer.

     5.8 Covenant and Warranty. (i) In respect of its obligations hereunder, and in the case of the Company, in addition, in respect of the Products delivered hereunder, each Party covenants and warrants to the other Party that all such obligations and the Products, as the case may be, shall be performed and shall be delivered to Buyer, respectively, in compliance with all material applicable federal, state, provincial and local laws, rules and regulations. Each Party shall obtain and maintain all material permits, approvals and licenses necessary or appropriate to perform its obligations hereunder and shall at all times comply with the terms and conditions of such permits, approvals and licenses.

     (ii) Without limiting the generality of clause (i) above, the Company warrants that (A) all Products delivered by the Company to Buyer under the terms of this Agreement shall conform to the Specifications and all applicable laws and regulations of the United States Food and Drug Administration, the United States Public Health Service, and any and all other similar applicable health and safety laws and regulations of the United States, any state and any local jurisdiction, (B) its processing of the Products hereunder shall be in accordance with the applicable standards prescribed by the Good Manufacturing Practices regulations promulgated by the United States Food and Drug Administration (collectively, "Good Manufacturing Practices"), and the Specifications and (C) that all Products, when delivered to Buyer, shall not be adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder, and shall not be articles which may not, under the provisions of Section 512 of the Act, be introduced into interstate commerce.

     5.9 Acceptance. Each batch of the Products delivered by the Company to Buyer shall be deemed to be accepted unless Buyer gives the Company a written notice (a "Rejection Notice") within 60 calendar days of Buyer's actual receipt of such Products stating in reasonable detail the deficiencies of such Products hereunder and delivering any such rejected Products to the Company at the Company's expense. The rejection shall be conclusive and binding upon the Parties and Buyer shall have no obligation to pay for such Products if the Company does not specifically deny responsibility for the deficiencies with the Products forming the basis of Buyer's rejection, by delivery within 30 days after the Company's receipt of both the rejected goods and the Rejection Notice of written notice to Buyer stating in reasonable detail the relevant information underlying its denial of responsibility.

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

     5.10 Defects, Discrepancies. The Company shall remedy any defects or discrepancies caused by the Company by replacement, at no additional cost to Buyer, of any Products rejected by Buyer in accordance with Section 5.9 above for failure to conform to the requirements of this Agreement. The Company's obligation under the prior sentence shall include reimbursing Buyer for all reasonable transportation, retrieval, storage and destruction costs associated with the defective Products. The remedies of this Section 5.10 are in addition to those contemplated by Article VIII hereof.

     5.11 Recalls. Buyer shall determine in its sole discretion, and in accordance with its direction, from time to time, to conduct a voluntary recall, market withdrawal or field correction (a voluntary or mandatory recall, and any such market withdrawal or field correction, a "Recall") of any Products manufactured by the Company. To the extent any such Recall is the result of deficiencies of any Products arising from the Company's breach hereunder, the Company shall either replace the recalled Products with an equivalent quantity of such Products or credit Buyer for the Manufacturing Costs paid by Buyer hereunder in respect of such Products. The remedies of this Section 5.11 are in addition to those contemplated by Article VIII hereof.

     5.12 Access. Upon reasonable notice, and during the Company's normal operations, the Company shall permit Buyer or its designees access to the Company's facilities utilized in the receiving, handling, packaging and storage of packaging, raw materials and the Products for the purpose of ascertaining the Company's compliance with Good Manufacturing Practices, Specifications and quality assurance requirements and otherwise with the terms hereunder in respect of the Manufacturing and Supply Services and determination of the Manufacturing Costs; provided, that unless permitted under another agreement between the Parties, Buyer shall not have access to any part of the Company's facilities which are not used directly in the manufacture of the Products or the receiving, storage, handling or packaging of any Products or raw materials or which are subject to limited access by agreement of the Parties. Notwithstanding the foregoing, Buyer's access to and inspections of the Company's facilities and operations permitted hereunder shall not affect the Company's obligations to comply with all requirements of this Agreement. The Company shall promptly notify Buyer of any discrepancies noted during any inspection of the Company's production facilities by the United States Food and Drug Administration, the United States Public Health Service, any state or any other legally authorized federal, state or local regulatory agency and shall also provide Buyer a list of any discrepancies noted by any authorities relating to the manufacture, packaging and storage by the Company of the Products, the raw materials and the packaging materials. The Company shall allow Buyer or its designees reasonable access to all records insofar as they relate to the Products.

                                   ARTICLE VI

                              TERM AND TERMINATION

     6.1 Duration. This Agreement shall terminate upon the earlier of (x) twenty-four months from the date hereof, and (y) a termination under Sections 6.2, 6.3 or 6.4.

     6.2 Early Termination by either the Company or Buyer. (i) Either the Company or Buyer may terminate this Agreement by and effective upon its delivery of 30 calendar days' written notice to the other Party, upon Buyer's receipt of all necessary approvals and relocation contemplated by Section 6.6; or

     (ii) as mutually agreed by the Parties.

     6.3 Early Termination by the Company. The Company may terminate this Agreement by and effective upon its delivery of written notice to Buyer specifying the basis for termination hereunder, under the following circumstances:

          (i) if Buyer shall breach this Agreement in any material respect; provided, that Buyer shall have the right, exercisable twice during the term of this Agreement, to prevent termination based upon Buyer's breach hereof by curing such breach within 30 calendar days following receipt of the Company's termination notice; or

          (ii) following the occurrence of a Bankruptcy Event with respect to Buyer.

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

     6.4 Early Termination by Buyer. Buyer may terminate this Agreement by and effective upon its delivery of written notice to the Company specifying the basis for termination hereunder, under the following circumstances:

          (i) if the Company shall breach this Agreement in any material respect; provided, that the Company shall have the right, exercisable twice during the term of this Agreement, to prevent termination based upon the Company's breach hereof by curing such breach within 30 calendar days following receipt of Buyer's termination notice;

          (ii) following the occurrence of a Bankruptcy Event with respect to the Company; or

          (iii) upon 3 months' written notice to the Company if Buyer determines in its sole discretion that it does not require the Manufacturing and Supply Services hereunder.

     6.5 Consequences on Termination. In the event this Agreement expires or is terminated in accordance with this Article VI, then (a) the Company shall promptly cease all Manufacturing and Supply Services, and shall cause its Affiliates to do so, and shall transfer back to Buyer all works in progress and transferred goods, (b) each of the Company and Buyer shall promptly return all Confidential Information received from the other Party in connection with this Agreement, without retaining a copy thereof, (c) each of the Company and Buyer shall honor all credits and make any accrued and unpaid payment to the other Party as required pursuant to the terms of this Agreement, (d) Buyer shall remove its Equipment from the Facility as contemplated by Section 3.3 hereof, and (e) each Party shall continue to be subject to and responsible for its accrued but unperformed obligations and any liabilities in respect of its prior breach hereof.

     6.6 Buyer Reasonable Best Efforts to Relocate Operations. From and after the date hereof, Buyer shall use its reasonable best efforts, including without limitation, obtaining any required consents from the United States Food and Drug Administration and any other applicable regulatory authorities, to effect, as soon as practicable after Closing, the transfer of all Equipment and all manufacturing operations in respect of the Products which are the subject of this Agreement to premises that are not part of Company's business operations. Company agrees to use all reasonable best efforts, at Buyer's direction, to assist Buyer in connection therewith. All costs and expenses incurred pursuant to this Section 6.6 shall be paid by Buyer. Buyer shall keep the Company apprised in a timely manner of its progress in, and the status of, the approval process with the applicable regulatory authorities, and shall consult in good faith with the Company as to how to obtain such approvals and to manage the approval process with such authorities. Once all such approvals have been obtained, Buyer and Company shall as promptly as commercially reasonable, for each of them, terminate this Agreement under Section 6.2.

                                  ARTICLE VII

                            LIMITATION ON LIABILITY

     Neither Party nor any of its Affiliates will be liable to the other Party or its Affiliates for any claim or demand against the other Party and its Affiliates, and their respective officers, directors, partners, principals, employees, agents or representative, arising under or relating to this Agreement
(i) by any unaffiliated third party (except as provided in Article VIII hereof), or (ii) for any amounts representing loss of profit, loss of business or special, indirect, incidental, consequential, or punitive damages of any nature whatsoever, including, without, including, but not limited to, any damages arising out of or in connection with any loss of business or anticipatory profits, even if either has been advised of the possibility of such damages.

                                  ARTICLE VIII

                                INDEMNIFICATION

     8.1 Buyer Indemnification.  Subject to Article VII, Buyer (for purposes of
Section 8.3, an "Indemnifying Party") shall indemnify, defend and hold harmless Company and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Company

                                      A-107
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Indemnified Parties", and for purposes of Section 8.3, each an "Indemnified
Party"), from and against all liabilities, out-of-pocket costs and expenses, including, but not limited to, reasonable defense costs, settlement costs and attorneys' fees (collectively, "Losses"), based upon any (i) claim, action, suit or proceeding by an unaffiliated third party arising out of or related to the provision of Manufacturing and Supply Services pursuant to this Agreement; provided, however, that the foregoing indemnification under clause (i) shall not apply to the extent, and only to the extent, that such Losses are directly and proximately caused by the gross negligence or willful misconduct of Company or its Affiliates or failure to comply in any material respect with the express terms of this Agreement or (ii) Buyer's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligations set forth in this Section 8.1 are subject to the indemnification procedures set forth in Section 8.3.

     8.2 Company Indemnification. Subject to Article VII, Company shall indemnify, defend and hold harmless Buyer and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Buyer Indemnified Parties"), and for, purposes of Section 8.3, each an "Indemnified Party") from and against any Losses suffered by Buyer's Indemnified Parties to the extent, and only to the extent, that such Losses are directly or proximately caused by (i) the gross negligence or willful misconduct of the Company or its Affiliates or (ii) the Company's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligations set forth in this Section 8.2 are subject to the indemnification procedures set forth in Section 8.3.

     8.3 Procedures for Indemnity Claims. Any claim which may form a basis for indemnification hereunder (an "Indemnity Claim") by any Party (an "Indemnified Party") shall be asserted and resolved as set forth in this Section 8.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Party that may be required to pay an indemnity hereunder in respect of such Indemnity Claim (an "Indemnifying Party") which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. With respect to an indemnity claim other than an a third party claim that is resolved as provided in this Section 8.3, the Indemnifying Party shall promptly pay such Indemnity Claim within 20 Business days from its receipt of the Claim Notice (the "Notice Period"), unless, it notifies the Indemnified Party in writing that the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to the Indemnity Claim. If the Indemnity Claim involves an amount in dispute with a third party (a "Third Party Claim"), the Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party Claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party Claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party Claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by not giving the Indemnified Party timely notice
                                      A-108
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as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party Claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnification Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party Claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

     8.4 Sole Remedy. The remedies set forth in this Agreement shall constitute the sole and exclusive remedy and shall be in lieu of any other remedies that may be available to any Company Indemnified Parties or Buyer Indemnified Parties under any agreement, pursuant to any statutory or common law, in equity or otherwise with respect to the subject matter of this Agreement. The Parties each hereby waive any provision of any applicable law to the extent that it would limit or restrict the agreements contained in this Section 8.4.

                                   ARTICLE IX

                           MISCELLANEOUS AND GENERAL

     9.1 Force Majeure. Subject to Section 4.5 hereof, in the event the performance by Buyer or the Company of their respective duties or obligations hereunder is interrupted or interfered with by reason of any cause beyond its reasonable control including, but not limited to, fire, storm, flood, earthquake, explosion, war, strike or labor disruption, rebellion, insurrection, quarantine, "act of God", boycott, embargo, shortage or unavailability of supplies, riot, or governmental law, regulation or edict (collectively, a "Force Majeure Event"), the Party affected by such Force Majeure Event shall not be deemed to be in default of this Agreement by reason of its nonperformance of its obligations hereunder to the extent due to such Force Majeure Event, but shall give prompt written notice to the other Party of the Force Majeure Event. If, as soon as, and to the extent that the Force Majeure Event no longer interrupts a Party's performance of its obligations hereunder, its interrupted obligations shall accrue from such point forward under the terms hereof.

     9.2 Confidentiality. (i) Each Party shall keep confidential this Agreement (including any schedules and exhibits hereto), all non-public, proprietary information received from the other Party regarding the Manufacturing and Supply Services and such other information of the other Party which is clearly marked confidential or which the recipient hereunder should reasonably know is confidential, including, without limitation, any such information received by the Company with respect to the Products, and each such Party shall use such information ("Confidential Information") only for the purposes set forth in this Agreement unless otherwise agreed to in writing in advance by the disclosing Party from which such information was received. The covenants in this Section
9.2 shall survive any termination of this Agreement for a period of 3 years from the date such termination becomes effective.

     (ii) The obligation not to disclose information under this Section 9.2 shall not apply to information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof, (ii) was or becomes readily available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis prior to its disclosure to such Party by the other Party, or (iii) becomes available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis from a source other than its own files or personnel or the other Party or its Affiliates, provided, that such source is not known by the Party desiring to treat such information as nonconfidential to be bound by confidentiality agreements with the other Party or its

Subsidiaries or by legal, fiduciary constraints on disclosure of such information, or (iv) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided, that the Party required to disclose such information shall give the other Party prompt notice thereof prior to such disclosure and, at the request of the other Party, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this
Section 9.2 shall limit in any respect either Party's ability to disclose information in connection with the enforcement by such party of its rights under this Agreement.

     (iii) Buyer hereby grants Company a non-assignable, non-sublicenseable, royalty-free license to use Buyer's marks, trade dress, logos, artwork, packaging and labeling and all related items and rights ("Marks") on Products supplied by Company to Buyer hereunder. All Marks for the Products provided by Buyer shall remain the exclusive and sole property of Buyer subject however to any provision expressly to the contrary set forth in the Asset Purchase Agreement or any Ancillary Agreement as defined therein. The Company shall not utilize, for any purpose whatsoever, any Mark provided hereunder in any manner inconsistent with the terms of this Agreement or any other agreement between the parties. The Company further agrees that it will in no way utilize the Marks in any other manner regarding the Company, unless Buyer's prior written consent specifically referencing this Paragraph 9.2(iii) is obtained.

     9.3 Independent Contractor. This Agreement shall not constitute or give rise to a partnership between the Parties. The operation of any equipment or machinery or devices used by the Company and the employment of labor to process, package, pack, code date, stencil, store, assemble and load the Products shall be the sole responsibility of the Company. All activities by the Company under the terms of this Agreement shall be carried on by the Company as an independent contractor and not as an agent for or employee of Buyer and this Agreement shall not constitute or give rise to an agency relationship between the parties except as otherwise expressly contemplated hereby. Buyer shall not be liable for any injuries or personal or real property damages incurred by the Company or its agents or employees in the performance of their duties hereunder, as the case may be, unless caused by the material breach by Buyer of the terms hereof. No employee of the Company shall be deemed to be an employee of Buyer.

     9.4 Conflict with Purchase Order Terms. In case of any conflict between the terms of this Agreement and the terms of any purchase orders, acceptances, correspondence, memoranda, listing sheets or documents forming part of any order or acceptance for the Products during the term of this Agreement, the terms of this Agreement shall govern and prevail and conflicting and additional terms and conditions of any such documents shall be deemed deleted and shall not be binding upon the Parties.

     9.5 Taxes. Buyer shall pay all sales, revenue, excise or other federal, state or local taxes payable with respect to any purchase or shipment of the Products hereunder, excluding franchise, ad valorem, income taxes or other similar taxes of the Company related to the operation of its business. In lieu of sales taxes, Buyer may provide the Company with an appropriate sales tax exemption certificate acceptable to the relevant taxing authority.

     9.6 Modification or Amendment. Subject to the provisions of applicable law, the parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     9.7 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

          (i) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THE AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.8 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.7.

     9.8 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq.
     Telecopy: (212) 223-2379

     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     9.9 Entire Agreement. This Agreement, the Asset Purchase Agreement and the other Ancillary Agreements (as defined in the Asset Purchase Agreement) including any schedules and exhibits hereto or thereto, constitute the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties.

     9.10 Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     9.11 No Third-Party Beneficiary Rights. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

     9.12 Assignment. This Agreement and any rights and obligations hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section 9.12 shall be null and void; provided, that a Party may assign any of its rights and obligations hereunder in whole or in part, to an Affiliate of such Party without consent of the other Party, provided such Affiliate agrees to be bound by this Agreement; provided further, that any Affiliate of a Party may perform any obligations due to be rendered by such Party to the other Party hereunder and any Party may cause any obligation due to it by the other Party hereunder to be rendered to its Affiliate, if in either of such cases, such substitution does not change the nature of the obligations in any way or otherwise have any adverse impact on the other Party; provided further, that if a Party's Affiliate is performing any obligations on behalf of such Party, such Party shall continue to be directly and primarily liable hereunder for the performance thereof.

     9.13 Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

     9.14 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                          Carter-Wallace, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Armkel, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                                   EQUIPMENT

     Any equipment and tangible personal property located at the Facility that constitutes a Purchased Asset under the Asset Purchase Agreement, or by any property tags that appear in the records of Lambert-Kay.

                                                                       EXHIBIT B

                              LAMBERT-KAY PRODUCTS

Evict Liquid Dewormer
Evict DS Liquid Dewormer
Liquid Dewormer manufactured for private label

                                                                       EXHIBIT E

                                    FORM OF
                           INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT, dated as of                , 2001 (this
"Agreement"), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer") (each, a "Party" and, collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement), effective in each case immediately prior to the ABC Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement and the Merger Agreement, Buyer and the Company desire to provide certain indemnification rights to each other as contemplated by this Agreement.

     NOW, THEREFORE, the Parties, in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General Terms. For purposes of this Agreement, capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Asset Purchase Agreement.

                                   ARTICLE II

                                INDEMNIFICATION

     2.1 Buyer Indemnification. From and after the Company Merger Effective Time, Buyer shall indemnify and hold the Company and each Subsidiary and Affiliate of the Company and their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns (collectively, the "Company Indemnified Parties") harmless from any and all liabilities, obligations, damages, losses, charges, interest, deficiencies, civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, proceedings, demands, judgments, fines, penalties or settlements of any nature or kind, whether incurred prior to, at or after the Closing, including all costs and expenses, whether incurred on, prior to or following the date of the Closing ("Liabilities") to the extent (i) arising out of or relating to any Transaction Claim, or (ii) such Liabilities constitute Assumed Liabilities; provided that with respect to indemnification due under Clause (i) above, Buyer shall only be obligated to indemnify the Company Indemnified Parties for

(A) out-of-pocket payments and costs required or agreed to be made (and made) by a Company Indemnified Party to a third party in respect of any Transaction Claims and (B) 60 percent of such Liabilities arising in respect of any Transaction Claim. "Transaction Claim" means any suit, action or proceeding by or before any Governmental Entity challenging the validity or legality of the transactions contemplated by the Merger Agreement or Asset Purchase Agreement (other than any such action relating to competition, antitrust or similar matters) or in respect of claims by shareholders of the Company or ABC exercising dissenters' rights ("Appraisal Claims") under applicable Law with respect to such contemplated transactions. For purposes of calculating the Liabilities associated with the Transaction Claims, all Liabilities of the Company and the Buyer (including legal fees) will be aggregated and the Company will indemnify the Buyer Indemnified Parties (as defined below) for all Liabilities arising out of or relating to Transaction Claims on the same basis as Buyer above indemnifies the Company Indemnified Parties, except that the percentage shall be 40 and not 60.

     2.2 Company Indemnification. From and after the Closing, the Company shall indemnify and hold Buyer, and each Subsidiary and Affiliate of Buyer and their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns (collectively, the "Buyer Indemnified Parties") harmless from any Liabilities to the extent such Liabilities constitute Excluded Liabilities.

     2.3 Procedures for Indemnity Claims. Any claim (other than those arising out of a Transaction Claim, which are addressed in Section 2.4) which may form a basis for indemnification hereunder (an "Indemnity Claim") by any Party (an "Indemnified Party") shall be asserted and resolved as set forth in this Section
2.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Party that may be required to pay an indemnity hereunder in respect of such Indemnity Claim (an "Indemnifying Party") which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. With respect to an Indemnity Claim other than a Third Party Claim (as defined below) that is resolved as provided in this Section 2.3, the Indemnifying Party shall promptly pay such Indemnity Claim within 20 Business days from its receipt of the Claim Notice (the "Notice Period"), unless it notifies the Indemnified Party in writing that the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to the Indemnity Claim. If the Indemnity Claim involves an amount in dispute with a third party (a "Third Party Claim"), the Indemnifying Party may advise the Indemnified Party within 20 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party Claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party Claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the prior written consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party Claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party Claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the prior written consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnification Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party Claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

     2.4 Procedure for Transaction Claims. Any Transaction Claim which may form a basis for indemnification hereunder shall be asserted and resolved as set forth in this Section 2.4.

          (a) Following the receipt of notice of a Transaction Claim, the Company Indemnified Party or the party receiving the notice of the Transaction Claim shall promptly, but in no event more than 5 Business Days following such Party's receipt of notice of such Transaction Claim, give written notice to the Indemnifying Party, which notice shall state in reasonable detail the nature and basis of the Transaction Claim and the amount or estimated amount thereof to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and, if the party giving such a notice is a Company Indemnified Party, specifying the basis hereunder upon which the Company Indemnified Party's claim for indemnification is asserted. Any failure to deliver such a notice will not relieve the Indemnifying Party from any obligation hereunder except if and to the extent the indemnifying parties are actually prejudiced as a result thereof. If the Transaction Claim is an Appraisal Claim, then the Company shall provide the Indemnifying Party with a certificate of the President or Vice President of the Company certifying the number of shares of the Company's stock as to which demand for appraisal shall have been properly made and shall periodically thereafter report any changes in the number of shares as to which appraisal rights are, or potentially still able to be, perfected under Section 262 of the Delaware General Corporation Law (the "DGCL").

          (b) The Buyer may elect to assume the defense of the Transaction Claim with counsel of its choice reasonably satisfactory to the Company Indemnified Parties (it being agreed that the Wilmington, DE office of Skadden, Arps, Slate, Meagher & Flom LLP is satisfactory), regardless of whether the Company or any other Party had previously assumed such defense. The Company shall cause its counsel to cooperate with Buyer in this regard. The expenses incurred in such defense (including reasonable fees and expenses of outside counsel referred to in the immediately preceding sentence) shall be advanced by the Buyer but shall be considered Liabilities under such Transaction Claim for purposes of this Agreement and Buyer shall be reimbursed for 40% thereof as provided in Section 2.1 above. The Company Indemnified Parties may retain separate counsel and participate in the defense of the Transaction Claim, it being understood that the Buyer will control such defense, and the cost of such counsel shall constitute a Transaction Claim for purposes hereof.

          (c) The Buyer shall have the right to contest, defend and litigate all Transaction Claims. The Buyer shall not settle or compromise any Transaction Claim without the consent of the Company (which consent will not be unreasonably withheld). No Company Indemnified Party shall settle or compromise any Transaction Claim without the consent of the Buyer (which consent will not be unreasonably withheld).

          (d) If the Company Indemnified Parties are entitled to indemnification against a Transaction Claim, and Buyer fails to assume the defense of a Transaction Claim pursuant to Section 2.4(b), the Company Indemnified Parties shall have the right, without prejudice to the Company Indemnified Parties' right of indemnification hereunder, in their good faith discretion, to contest, defend and litigate such a Transaction Claim. If pursuant to this Section 2.4, the Company Indemnified Parties so contest, defend or litigate a Transaction Claim, for which they are entitled to indemnification hereunder as hereinabove provided, the Company Indemnified Parties shall be reimbursed by Buyer for 60% of the reasonable attorney's fees and other expenses and court costs of defending, contesting and litigating the Transaction Claim which are incurred from time to time, following the presentation to Buyer or itemized bills for said attorneys' fees and other expenses and court costs.

          (e) Buyer will keep the Company Indemnified Parties, and the Company will keep the Buyer, informed of all material developments relating to or in connection with all Transaction Claims. The parties to this Agreement shall cooperate in the investigation and defense thereof, which cooperation shall include the provision of records and information which are reasonably relevant to such Transaction Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

          (f) Notwithstanding anything to the contrary contained in this Agreement or in the Merger Agreement, in the event that, in connection with any settlement or judgment with respect to any Transaction Claim that is an Appraisal Claim, the per share consideration paid to any shareholder of the Company or ABC exercising dissenters' rights pursuant to Section 262 of the DGCL is less than the Company Merger Consideration or ABC Merger Consideration that such shareholder would otherwise have been entitled to receive pursuant to the Merger Agreement had such shareholder not exercised dissenters' rights, then the Company shall be required to promptly pay the Buyer an amount equal to 60% of such shortfall.

          (g) In the event of payment in full by the Indemnifying Party to any Company Indemnified Party in connection with any Transaction Claim, the Indemnifying Party will be subrogated and will stand in the place of the Company Indemnified Party as to any events or circumstances in respect of which the Company Indemnified Party may have any right or claim relating to such Transaction Claim against any claimant or plaintiff asserting such claim or against any other person. The Company Indemnified Parties will cooperate with the Indemnifying Parties in a reasonable manner, and at the cost and expense of the Indemnifying Party, in prosecuting any subrogated right or claim.

     2.5 Indemnity Reduction Amounts. The amount which any Indemnifying Parties are or may be required to pay to any Indemnified Parties in respect of Liabilities arising under any Indemnity Claim or Transaction Claim will be reduced by any amounts actually received (including amounts received under insurance polices) by or on behalf of the Indemnified Parties from third parties relating to such payment (such amounts are referred to herein as "Indemnity Reduction Amounts"). If the Indemnified Parties receive any Indemnity Reduction Amounts in respect of an Indemnity Claim or Transaction Claim after the full amount of such Indemnified Claim has been paid by the Indemnifying Parties or after the Indemnifying Parties have made a partial payment of such Indemnified Claim and such Indemnity Reduction Amounts exceed the remaining unpaid balance of such Indemnity Claim or Transaction Claim, then the Indemnified Parties will promptly remit to the Indemnifying Parties an amount equal to the excess of (i) the amount theretofore paid by the Indemnifying Parties in respect of such Indemnity Claim or Transaction Claim, less (ii) the amount of the indemnity payment that would have been due if such Indemnity Reduction Amounts in respect thereof had been received before the indemnity payment was made. An insurer or other third party who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to any benefit they would not be entitled to receive in the absence of the indemnification provisions by virtue of the indemnification provisions hereof.

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                                  ARTICLE III

                                CONFIDENTIALITY

     3.1 Confidential Information. The Parties hereto expressly acknowledge and agree that all information, whether written or oral, furnished by either Party to the other Party or any Affiliate of such other Party pursuant to this Agreement, including any schedules and exhibits hereto ("Confidential Information") shall be deemed to be confidential and shall be maintained by each Party and their respective Affiliates in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the Party to whom such Confidential Information is disclosed would use to preserve the confidentiality of its own information of a similar nature and in no event less than a reasonable degree of care. Except as authorized in writing by the other Party, neither Party shall at any time disclose or permit to be disclosed any such Confidential Information to any person, firm, corporation or entity,
(i) except as may reasonably be required in connection with the performance of this Agreement by Buyer, the Company or their respective Affiliates, as the case may be, and (ii) except to the Parties' agents or representatives who are informed by the Parties of the confidential nature of the information and are bound to maintain its confidentiality, and (iii) in the course of due diligence in connection with the sale of all or a portion of either Party's business, provided the disclosure is pursuant to a written nondisclosure agreement having terms comparable to Sections 3.1 and 3.2.

     3.2 Exceptions.  The obligation not to disclose information under Section
3.1 shall not apply to information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof, (ii) was or becomes readily available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis prior to its disclosure to such Party by the other Party, or (iii) becomes available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis from a source other than its own files or personnel or the other Party or its Subsidiaries, provided, that such source is not known by the Party desiring to treat such information as nonconfidential to be bound by confidentiality agreements with the other party or its Affiliates or by legal, fiduciary constraints on disclosure of such information, or (iv) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided, that the Party required to disclose such information shall give the other Party prompt notice thereof prior to such disclosure and, at the request of the other Party, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this
Section 3.2 shall limit in any respect either Party's ability to disclose information in connection with the enforcement by such Party of its rights under this Agreement.

                                   ARTICLE IV

                           MISCELLANEOUS AND GENERAL

     4.1 Modification or Amendment. Subject to the provisions of applicable law, the parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     4.2 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     4.3 GOVERNING LAW AND VENUE: WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT

     REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. Each of the Company and Buyer hereby irrevocably submits to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and each of the Company and Buyer irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. Each of the Company and Buyer hereby consents to and grants any such court jurisdiction over the person of such party and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.4 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (b) EACH OF COMPANY AND BUYER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.3.

     4.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq.
     Telecopy: (212) 223-2379

     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou R. Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 212-735-2000

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     4.5 Entire Agreement. This Agreement, the Asset Purchase Agreement and the other Ancillary Agreements (as defined in the Asset Purchase Agreement), including any schedules and exhibits hereto or thereto, constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the Parties with respect to the subject matter of this Agreement.

     4.6 Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     4.7 Assignment. This Agreement and any rights and obligations hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section 4.7 shall be null and void.

     4.8 No Third-Party Beneficiary Rights. This Agreement is not intended to confer upon any Person, other than the Company Indemnified Parties and the Buyer Indemnified Parties and other than as set forth below, any rights or remedies hereunder or in connection herewith. Company's and Buyer's Affiliates and Company's and Buyer's successors and permitted assigns are intended third party beneficiaries of this Agreement.

     4.9 Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

     4.10 Amendments and Waivers to Other Indemnification Agreement. The Company will not amend, modify or waive any rights under the Indemnification Agreement, dated as of the date hereof, by and among certain stockholders of ABC, the Company and Carter-Wallace Inc. (the "Other Indemnification Agreement") if such amendment, modification or waiver directly or indirectly relates to Transaction Claims.

     4.11 Product Line Purchase Agreement. The Company shall have the right to enforce Buyer's rights against Church & Dwight Co., Inc. ("Church & Dwight") under the Product Line Purchase Agreement (the "Product Line Purchase Agreement") dated as of the date of this Agreement between Buyer and Church & Dwight if Buyer fails to do so, to the extent Buyer has failed to indemnify the Company with respect to Assumed Liabilities for which Church & Dwight is obligated to assume or indemnify Buyer under the Product Line Purchase Agreement, and a provision to such effect shall be included in such Product Line Purchase Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                          Carter-Wallace, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Armkel, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT F

                                    FORM OF
                           INSURANCE CLAIMS AGREEMENT

     INSURANCE CLAIMS AGREEMENT, dated as of May   , 2001 (this "Agreement"),
between Carter-Wallace, Inc., a Delaware corporation ("Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer")(each of the Company and Buyer, a "Party" and collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Asset Purchase"), effective in each case immediately prior to the ABC Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, the Company and the Buyer wish to enter into this Agreement.

     NOW, THEREFORE, the Parties, in consideration of the premises and the mutual covenants contained herein, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General Terms. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Claims Handling Agreement" shall mean any third party administrator or claims handling agreement of any kind or nature to which either Party is directly or indirectly a party, in effect as of the date hereof, related to the handling of Insured Buyer Claims.

          "Insurance Administration" shall mean, with respect to each Insurance Policy, (i) the accounting for retrospectively-related premiums, defense costs, indemnity payments, deductibles and retentions as appropriate under the terms and conditions of each of the Insurance Policies, (ii) the reporting to insurance carriers of any losses or claims and (iii) the distribution of Insurance Proceeds as contemplated by this Agreement.

          "Insurance Policy" shall mean insurance policies and insurance contracts of any kind that as of the effective date of this Agreement are or have been owned or maintained by or provide a benefit in favor of the Company (including, without limitation, with respect to the Purchased Assets and Assumed

     Liabilities) or any of its predecessors, including without limitation primary, umbrella and excess comprehensive general liability policies, automobile insurance policies, aviation and aircraft insurance policies, worker's compensation insurance policies (including without limitation policies covering occupational disease), property, casualty and business interruption insurance policies, fiduciary insurance policies, fidelity insurance policies, directors and officers liability insurance policies (including any such policy for directors and officers liability which has been purchased to provide coverage for both continuing and former directors, officers and employees for claims arising from or relating to events, occurrences or other matters prior to or on the Closing Date).

          "Insurance Proceeds" shall mean those monies received by or on behalf of an insured from an insurance carrier or paid by an insurance carrier on behalf of the insured.

          "Insured Buyer Claim" shall mean any claim with respect to any Loss or expense that is covered by any Insurance Policy and that is related to the Purchased Assets, Assumed Liabilities, the Business or any Available Employee.

          "Insured Claims" shall mean any claim with respect to those Losses that, individually or in the aggregate, are covered within the terms and conditions of any of the Insurance Policies, whether or not subject to deductibles, coinsurance, uncollectibility or retrospectively-rated premium adjustments, but only to the extent that such Losses are within applicable Insurance Policy limits, including aggregates.

          "Loss" shall mean any damage, claim, loss, charge, action, suit, proceeding, deficiency, tax, interest, penalty, punitive damages, exemplary damages and reasonable costs and expenses (including reasonable attorneys' fees).

          "Person" shall mean any natural person, corporation, business trust, limited liability company, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

     Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Asset Purchase Agreement.

                                   ARTICLE II

                                   INSURANCE

     2.1 Insurance Policies and Rights. (a) To the extent permitted by law, without limiting the generality of the definition of Purchased Assets set forth in Section 2.1 of the Asset Purchase Agreement, the Purchased Assets shall include any and all rights of an insured party, including rights of indemnity and the right to be defended by or at the expense of the insurer, and to receive Insurance Proceeds with respect to all Insured Buyer Claims under any Insurance Policies. Buyer shall be solely responsible for any and all deductibles, self-service insured retentions, retrospective premiums (including but not limited to loss experience and exposure change), claims handling and other charges owed under the Insurance Policies with respect to the coverage provided for Insured Buyer Claims.

     (b) To the extent permitted by law, without limiting the generality of the definition of Excluded Assets set forth in Section 2.2 of the Asset Purchase Agreement, the Excluded Assets shall include any and all rights of an insured party including rights of indemnity and the right to be defended by or at the expense of the insurer, and to receive Insurance Proceeds under any Insurance Policies other than the rights under the Insurance Policies which are included in Purchased Assets pursuant to Section 2.1(a) of the Asset Purchase Agreement and Section 2.1 of this Agreement. The Company shall be solely responsible for all deductibles, self-insured retentions, retrospective premiums, claims handling and other charges owed under the Insurance Policies with respect to the coverage provided for Insured Claims other than Insured Buyer Claims.

     2.2 Administration and Reserves.  From and after the Closing Date:

          (a) The Company shall be responsible for Insurance Administration of all Insured Claims other than Insured Buyer Claims.

          (b) Buyer shall be responsible for Insurance Administration of all Insured Buyer Claims.

          (c) The Parties hereto shall cooperate with respect to Insurance Administration, and shall share information concerning such matters so that both Buyer and the Company are aware on a continuing basis of remaining aggregate limits of coverage, deductible payments and other matters relevant to continued dealings with insurers providing coverage for Losses of both Parties.

          (d) Nothing in this Agreement shall be construed or deemed to affect in any way the right of either Party to obtain and administer future insurance policies or to enter into future indemnification agreements on whatever terms it believes to be advisable.

     2.3 Allocation of Insurance Proceeds; Cooperation.

          (a) The Parties shall use reasonable efforts to insure that Insurance Proceeds received with respect to claims, costs and expenses under the Insurance Policies shall be paid to the Company with respect to all Insured Claims other than Insured Buyer Claims and to the Buyer with respect to all Insured Buyer Claims. In addition, any deductible shall be incurred by either party in proportion to the related Insurance Proceeds received by such Party.

          (b) With respect to policies that provide insurance against liability to third parties, each party agrees that it will not, without the prior written consent of the other Party (which shall not be unreasonably withheld, delayed or conditioned), collect from the insurer on claims otherwise payable to it, more than the percentage, arrived at as provided in the next sentence, of the aggregate limits of liability provided by each such policy. For each such Insurance Policy that is related to the Purchased Assets, Assumed Liabilities, the Business, or any Available Employee, the Parties will agree on the percentages referred to in the previous sentence based on the loss history under that policy and such other factors as they may reasonably consider relevant. If either Party receives payment from the insurer of a claim for which the Party receiving payment was entitled to be indemnified by the other Party then for purposes of the percentage limitations in the previous sentence, that payment shall be deemed to have been made to the other Party.

     2.4 No Reduction of Coverage. Except for any reductions in coverage resulting from the submission and payment of Insured Claims, neither Party shall take any action to eliminate or reduce coverage available to the other Party under any Insurance Policy or Claims Handling Agreement for any Losses or claims without the prior written consent of the other Party (which shall not be unreasonably withheld, delayed or conditioned).

                                  ARTICLE III

                           MISCELLANEOUS AND GENERAL

     3.1 Modification or Amendment. Subject to the provisions of applicable law, the Parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     3.2 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     3.3 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

          (i) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding by certified mail in the manner provided in Section 3.4 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.3.

     3.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq.
     Telecopy: (212) 223-2379

     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     3.5 Entire Agreement. This Agreement, the Asset Purchase Agreement and the other Ancillary Agreements (as defined in the Asset Purchase Agreement), including any schedules and exhibits hereto and thereto, constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof.

     3.6 Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     3.7 Assignment. This Agreement and any rights and obligations hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section 3.7 shall be null and void; provided that any Affiliate of a

Party may perform any obligations due to be rendered by such Party to the other Party hereunder and any Party may cause any obligation due to it by the other Party hereunder to be rendered to its Affiliate, if in either of such cases, such substitution does not change the nature of the obligations in any way or otherwise have any material adverse impact on the other Party; provided further, that if a Party's Affiliate is performing any obligations on behalf of such Party, such Party shall continue to be directly and primarily liable hereunder for the performance thereof.

     3.8 No Third-Party Beneficiary Rights. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

     3.9 Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

     IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                          Carter-Wallace, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Armkel, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

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                                                                       EXHIBIT G

                                    FORM OF
                        COMPANY PATENT LICENSE AGREEMENT

     This Patent License Agreement (this "Agreement") is effective as of the Closing (as defined herein), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer").

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase"), effective in each case immediately prior to the ABC Merger (as hereinafter defined);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, in connection with the consummation of the Assets Purchase, Buyer desires to grant to the Company a license to use certain Patents (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Definitions. For the purpose of this Agreement, the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

          "ABC" has the meaning ascribed to such term in the Recitals.

          "ABC Merger Sub" has the meaning ascribed to such term in the Recitals.

          "Action" means any claim, suit, arbitration, action or proceeding.

          "Asset Purchase Agreement" has the meaning ascribed to such term in the Recitals.

          "Assets Purchase" has the meaning ascribed to such term in the Recitals.

          "Licensed Patents" means those patents and patent applications listed on Exhibit A.

          "Business" has the meaning ascribed to such term in the Asset Purchase Agreement.

          "Buyer" has the meaning ascribed to such term in the Preamble.

          "Closing" means the meaning ascribed to such term in the Asset Purchase Agreement.

          "Company" has the meaning ascribed to such term in the Preamble.

          "Company Merger" has the meaning ascribed to such term in the Recitals.

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          "Company Merger Sub" has the meaning ascribed to such term in the
     Recitals.

          "Confidential Information" has the meaning ascribed to such term in
     Section 4.1.

          "Licensed Field" has the meaning ascribed to such term in Section 2.1(a).

          "Licensed Property" means the Licensed Patents and the Related
     Know-How.

          "Parent" has the meaning ascribed to such term in the Recitals.

          "Patents" means patents, utility models, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all applications, reissues, renewals, re-examinations, continuations, continuations-in-part, divisionals, substitutions and extensions of any of the foregoing, including: (i) all claims and inventions described therein and (ii) all foreign or international patents, patent applications, rights and priorities relating to the foregoing.

          "Person" means any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities and Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Related Know-How" shall mean the proprietary and confidential know-how of the Buyer existing as of the Closing that relates to any inventions that are the subject matter of any claims of the Licensed Patents. Related Know-How shall not include any improvements, enhancements, derivatives, modifications or other developments made by or for Buyer after the Closing. Related Know-How shall be considered Confidential Information of Buyer for purposes of Section 4.1 hereof.

          "Subsidiary" means, with respect to any party, any entity, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

          "Third Party" means a Person other than the Company and its Subsidiaries or Buyer and its Subsidiaries.

          "Third Party Licenses" has meaning ascribed to such term in Section
     2.1.

     SECTION 1.2. Interpretation. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                              LICENSES AND RIGHTS

     SECTION 2.1. License Grants to Company.

          (a) Patents. Buyer hereby grants and agrees to cause its appropriate Subsidiaries to grant to the Company and its Subsidiaries, an irrevocable, worldwide, fully-paid, royalty-free, exclusive (even as against Buyer and its Subsidiaries within the Licensed Field), non-transferable (except as set forth in Section 8.13), sublicensable right and license to make, have made, use, lease, license, import, distribute, offer for sale and sell products and services under the Licensed Patents solely in connection with the sale,

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     manufacture and use of products in the field of professional health care and laboratory diagnostic applications, including without limitation applications in hospitals, health care centers and laboratories, but excluding any and all consumer and personal care products, including antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, depilatories, tooth whitening and similar oral hygiene products, skin care products, non-prescription medication and various pet products formulated, developed, manufactured, sold and/or distributed in connection with the Business (the "Licensed Field").

          (b) Know-How. Buyer hereby grants to Company an irrevocable (subject to Section 5.1), worldwide, fully-paid, royalty-free, non-exclusive, non-transferable (except as set forth in Section 8.13), sublicensable right and license to use the Related Know-How to make, have made, use, lease, license, import, distribute, offer for sale and sell products and services solely within the Licensed Field. During the 180 day period following the Closing, Buyer agrees to provide any Related Know-How, including copies of tangible materials prepared prior to the Closing that embody or include Related Know-How, to the Company at the reasonable request of the Company.

     SECTION 2.2. Sublicense Rights. The Company may sublicense the Licensed Property or any portion thereof at its sole discretion, whether as independent sublicenses and/or as sublicenses to end-users implied by sales of products or services in the Licensed Field; provided that no Related Know-How may be sublicensed by the Company to any third party unless such third party agrees in writing to be bound by confidentiality obligations no less restrictive than those set forth in Article IV hereof.

     SECTION 2.3. Duration. All licenses granted herein with respect to each item of Licensed Property shall expire upon the expiration or invalidation of such item provided that the term remains in effect with respect to all other items of Licensed Property.

                                  ARTICLE III

                     ADDITIONAL OBLIGATIONS AND AGREEMENTS

     SECTION 3.1. Assignment of Patents. Buyer shall not assign or grant any rights under any of the Licensed Patents unless such assignment or grant is made subject to the licenses granted by Buyer in this Agreement.

     SECTION 3.2. Infringement Suits.

          (a) Each party agrees to notify the other party immediately after it becomes aware of any actual or threatened infringement of the Licensed Patents by a Third Party. Buyer shall have the initial right, at its cost and expense, to bring an Action to enjoin infringement in the Licensed Field and recover damages therefor. Any damages recovered in such action will be applied first against any out of pocket expenses incurred by Buyer in prosecuting such Action and then to Company to the extent the damages relate to any infringement of the Licensed Patents in the Licensed Field. Buyer shall be entitled to retain the remaining balance of any such damages. If Buyer does not bring any such Action or if the parties do not decide to proceed jointly within sixty (60) days after written notice of infringement is given by Company, Company, at its cost and expense, shall have the right to bring an Action to enjoin such infringement in the Licensed Field and recover damages therefor; provided that, subject to Buyer's prior written consent, which consent shall not be unreasonably withheld, Company may commence such an Action within such time period as may be necessary to avoid a substantial loss of rights or remedies with respect to any such infringement; provided further, that, if Company so commences an Action with Buyer's prior written consent, Buyer, at its sole discretion, thereafter may elect to assume control of such Action within seventy (70) days of the written notice of infringement, with counsel of its choosing and at its cost and expense, upon ten days' written notice to Company. Any damages recovered in such action will be applied first against any out of pocket expenses incurred by Company in prosecuting such action, second against any damages suffered by Company to the extent they relate to any infringement of the Licensed Patents in the Licensed Field. Company will pay any remaining balance of damages, if any, to Buyer. In any action brought pursuant to this Section 3.2 hereof, the party initiating the Action (the "Initiating Party") shall
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     select and control counsel for the prosecution of such Action. The other party hereto (the "Non-Initiating Party") shall (x) have the right, at its own expense, to be represented therein by its own counsel in an advisory or consultative capacity, (y) have the right to receive, from time to time, upon reasonable request, full and complete information from the Initiating Party concerning the status of such Action, and (z) cooperate with the Initiating Party and provide such assistance as is reasonably requested by the Initiating Party, including the preparation and signing of documents, subject to the Initiating Party reimbursing the Non-Initiating Party for any reasonable out of pocket costs and expenses, including attorneys' fees. No party shall have the right to settle any infringement Action described in Section 3.2 hereof in any way that affects the other party's rights to the Licensed Property without the prior written consent of the other party, which consent shall not be unreasonably withheld. No party shall have any obligation to bring or prosecute any Actions or take any other steps against Third Parties for infringement, except as set forth herein. Buyer is under no obligation to Company to defend any Action brought by a third party which challenges or concerns the validity of any of any Licensed Property or which claims that any Licensed Property infringes any patent, copyright or other intellectual property right of any third party or constitutes a misappropriated trade secret of any third party.

          (b) Each party shall cooperate with the other party as necessary to protect, maintain and preserve the validity of the Licensed Patents; provided that Buyer is under no obligation to Company to file or continue the prosecution of any patent application, secure any patent or maintain any patent in force or otherwise obtain, maintain or protect any Patent. Notwithstanding the foregoing, if Buyer elects to discontinue the prosecution or maintenance of any Licensed Patent, Buyer shall promptly notify Company of such election and, at the written request of Company, supply Company with copies of all relevant written communications with the pertinent official patent office, and cooperate reasonably with Company to, at Buyer's sole option, (i) transfer ownership and control of such Licensed Patent or application to Company, including providing all papers necessary or desirable to effectuate same (in which case, such Patent or patent application shall be assigned to the Company, subject to an irrevocable, worldwide, fully-paid, royalty-free, non-exclusive, transferable, sublicensable right and license in favor of the Buyer to make, have made, use, lease, license, import, distribute, offer for sale and sell any and all products and services of any kind or nature other than products or services within the Licensed Field, and this Agreement, shall no longer apply with respect to such Patent, but shall apply with respect to Related Know How), or (ii) authorize the Company to prosecute or maintain such Licensed Patent in Buyer's name and at the Company's expense. In such event, Company may, but does not have the obligation to, file or continue prosecution of such application or maintain such Licensed Patent without any liability to Buyer for any acts or omissions related thereto.

                                   ARTICLE IV

                                CONFIDENTIALITY

     SECTION 4.1. Confidential Information. The parties hereto expressly acknowledge and agree that all nonpublic, proprietary and/or confidential information, whether written or oral, furnished or disclosed by either party or any Subsidiary thereof (the "Disclosing Party") to another party or any Subsidiary thereof (each, a "Receiving Party") pursuant to this Agreement ("Confidential Information") shall be maintained by each party and/or their respective Subsidiaries in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the party would use with respect to its own information of a similar nature, and in no event less than a reasonable degree of care. The parties agree that, with respect to any nonpublic, proprietary and/or confidential information included in the Business-Related Intellectual Property (as defined in the Asset Purchase Agreement) acquired by Buyer from the Company pursuant to the Asset Purchase Agreement as part of the Purchased Assets, Buyer shall be deemed to be the Disclosing Party for purposes of this Section 4.1. Except as authorized in writing by the other party, neither party (and/or any Subsidiary) shall at any time disclose or permit to be disclosed any such Confidential Information to any other person, firm, corporation or entity except: (i) as may reasonably be required in connection with the use of the Licensed Property pursuant to this Agreement to the parties' authorized employees, agents or representatives who are informed of the confidential nature of the Confidential Information and are bound to maintain its
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confidentiality, and (ii) in the course of due diligence in connection with the sale of all or an applicable portion of either party's business, provided the disclosure is pursuant to a nondisclosure agreement having terms reasonably comparable to Sections 4.1 and 4.2.

     SECTION 4.2. Exceptions. Confidential Information shall not include information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Receiving Party or (ii) was or becomes legitimately available to the Receiving Party on a nonconfidential basis from a source that is not bound by any confidentiality obligation with respect to the Receiving Party, or (iii) is required to be disclosed to enforce such party's rights hereunder or pursuant to applicable law, regulation (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), court order or discovery process, provided that the Receiving Party shall give the Disclosing Party prompt notice thereof and, at the request of the Disclosing Party shall reasonably cooperate in the Disclosing Party's efforts to obtain a protective order or other similar order.

                                   ARTICLE V

                                  TERMINATION

     SECTION 5.1. Voluntary Termination. By written notice, the Company may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder. Such notice shall specify the effective date of such termination.

                                   ARTICLE VI

                               DISPUTE RESOLUTION

     SECTION 6.1. Negotiation. The parties shall make a good faith attempt first to resolve any dispute or claim arising out of or related to this Agreement through negotiation. Within 30 days after notice of a dispute or claim is given by either party to the other party, the parties' first tier negotiating teams (as determined by each party's General Counsel or his or her delegate) shall meet and make a good faith attempt to resolve such dispute or claim and shall continue to negotiate in good faith in an effort to resolve the dispute or claim or renegotiate the applicable section or provision without the necessity of any formal Actions. If the first tier negotiating teams are unable to agree within 30 days of their first meeting, then the parties' second tier negotiating teams (as determined by each party's General Counsel or his or her delegate) shall meet within 30 days after the end of the first 30 day negotiating period to attempt to resolve the matter. During the course of negotiations under this
Section 6.1, all reasonable requests made by one party to the other for information, including requests for copies of relevant documents, will be honored, subject to the applicable terms of any confidentiality agreements or obligations by which a party is bound. The specific format for such negotiations will be left to the discretion of the designated negotiating teams but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other party. All negotiations between the parties pursuant to this Section 6.1 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future Action. In the event that such negotiations fail to reach an amicable solution within 30 days after the first meeting of the second tier negotiating teams (or a mutually agreed upon extension of time), then the provisions of Section 8.7 shall apply.

     SECTION 6.2. Proceedings. Nothing in Section 6.1, however, shall prohibit either party from seeking provisional or preliminary injunctive relief if such party that it would be substantially harmed during the time period set forth in
Section 6.1.

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                                  ARTICLE VII

                            LIMITATION OF LIABILITY

     SECTION 7.1. Limitation of Liability.  SUBJECT TO AND WITHOUT LIMITING
SECTION 7.2, IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES (SUCH AS, WITHOUT LIMITATION, LOSSES OF PROSPECTIVE PROFITS AND SAVINGS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUR OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN LIMITS OR OTHERWISE AFFECTS THE LIABILITY OF EITHER PARTY FOR ANY INFRINGEMENT OF THE LICENSED PATENTS BY THE OTHER PARTY OR ITS SUBSIDIARIES ARISING BY REASON OF ANY PRACTICE OR EXERCISE OF RIGHTS UNDER ANY OF THE LICENSED PATENTS BY THE OTHER PARTY THAT IS NOT PERMITTED UNDER THIS AGREEMENT.

     SECTION 7.2. Third Party Indemnification. Notwithstanding the foregoing, each party shall indemnify, defend and hold harmless the other party, its officers, directors, Affiliates, representatives, agents and its successors, and permitted assigns (collectively, the "Indemnified Parties") from, against and in respect of any damages or losses, and any charges, actions, claims, suits, proceedings, deficiencies, interest, penalties and reasonable costs and expenses, including without limitation reasonable attorneys' fees (except with respect to any litigation between any Party required to make an indemnity payment hereunder (an "Indemnifying Party") and any Indemnified Party, to the extent the Indemnifying Party is the prevailing Party therein) but excluding damages or losses comprised by indemnification payments hereunder and further excluding any indirect, special, incidental or consequential or punitive damages or losses (such as, without limitation, losses of prospective profits and savings) (collectively, "Losses"), asserted against and imposed on or sustained, incurred or suffered by such Indemnified Parties, in any such case solely to the extent arising out of or relating to actions, claims, suits or proceedings of a Third Party asserted against and imposed on or sustained, incurred or suffered by an Indemnified Party, in any such case to the extent arising out of or relating to the Indemnifying Party's failure to comply in any material respect with the express terms of this Agreement.

     SECTION 7.3. Third Party Claims Procedures. Any claim which may form a basis for indemnification hereunder (an "Indemnity Claim") by any an Indemnified Party shall be asserted and resolved as set forth in this Section 7.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Indemnifying Party which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. The Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnified
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Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnity Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 8.1. Disclaimer. Neither Buyer nor any of its Subsidiaries makes any warranty or representation as to the validity of any Patent licensed by it to the Company or any warranty or representation that any use of any Patent with respect to any product or service will be free from infringement of any rights of any Third Party.

     SECTION 8.2. No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Patents licensed hereunder.


     SECTION 8.3. Bankruptcy. The Parties intend that these licenses are "intellectual property" under 11 U.S.C. ss.101 and that in the event of a licensor's bankruptcy, the licensee party shall have all rights available under 11 U.S.C. sec..365(n) to the fullest extent permitted by law.


     SECTION 8.4. Survival. This Article VIII and the agreements of Buyer and the Company contained in Articles IV, VI and VII shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the termination of this Agreement.

     SECTION 8.5. Modification or Amendment. Subject to the provisions of the applicable law, at any time prior to the ABC Merger Effective Time (as defined in the Merger Agreement), the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     SECTION 8.6. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     SECTION 8.7. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby,

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and hereby waive, and agree not to assert, as a defense in any Action for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such Action shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute, and agree that mailing of process or other papers in connection with any such Action in the manner provided in Section 8.8 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7.

     SECTION 8.8. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and
(iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer
     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq
     Telecopy: (212) 223-2379
     (with copies to:
     Ronald Beard, Esq
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

Steven P. Buffone
Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035
     and
     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)
     if to the Company
     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704
     (with a copy to:
     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)
     or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     SECTION 8.9. Entire Agreement. This Agreement (including any exhibits hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     SECTION 8.10. No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     SECTION 8.11. Obligations of Buyer and of the Company. Whenever this Agreement requires a Subsidiary of Buyer to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time (as defined in the Merger Agreement), on the part of the Surviving Company (as defined in the Merger Agreement) to cause such Subsidiary to take such action.

     SECTION 8.12. Severability. It is the intention of the parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     SECTION 8.13. Assignment. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Buyer or the Company, as the case may be, may designate, by written notice to the other party hereto, another wholly-owned direct or indirect subsidiary to be a Constituent Corporation in lieu of Buyer or the Company, as the case may be, in which event all references herein to Buyer or the Company, as the case may be, shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to Buyer or the Company, as the case may be, as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation. Notwithstanding the foregoing, if Buyer sells, assigns, transfers or conveys any of the intellectual property rights within the Licensed Property, the purchaser or assignee of such rights, shall take such rights subject to this Agreement and such purchaser or assignee must assume the Buyer's rights and obligations under this Agreement to the extent they apply to such intellectual property. Any purported assignment, transfer or sale made in contravention of this Section
8.13 shall be null and void.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

                                          CARTER-WALLACE, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          ARMKEL, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                                CARTER DIVISION

PATENTS

                                                              REGISTRATION
TITLE                                                            NUMBER
-----                                                         ------------
Analyte Assaying Device.....................................    6,046,057
Test Device and Method for Colored Particle Immunoassay.....    5,989,921
Manufacturing Method for Making Laminated Immunodiagnostic
  Test Device...............................................    5,846,835
Improved Diagnostic Detection Device 2......................    5,739,041
Test Device and Method for Colored Particle Immunoassay.....    5,714,389
Assay Using Absorbent Material..............................    5,573,919
Improved Diagnostic Detection Device 2......................     D390,667
Immunoassay Test Cartridge..................................     D369,969
Immunoassay Test Cartridge..................................     D341,663
Immunoassay Test Cartridge 2................................     D361,842
Immunoassay Test Cartridge 3................................     D369,868
Biological Dipstick.........................................     D296,926

PATENT APPLICATIONS

                                                              APPLICATION
NAME                                                             NUMBER
----                                                          ------------
Analyte Assaying Device.....................................   09/224,950
Method for Making Laminated Substrate and Apparatus for
  Marking Substrate with Reagent............................   09/205,894
Improved Diagnostic Detection Device........................   08/432,894

                             HYGEIA SCIENCES, INC.

PATENTS

                                                              REGISTRATION
TITLE                                                            NUMBER
-----                                                         ------------
Sol Capture Immunoassay Kit and Procedure...................    6,083,760
Total Gonadotropal Peptide..................................    5,366,863
Simultaneous Dual Analyte Assay.............................    5,242,804
Sol Capture Immunoassay Kit and Procedure...................    5,202,267
Porous Strip for Assay Device...............................    5,141,850
Immunoassay Including Lyophilized Reactant..................    5,102,788
Test Kit and Diagnostic Procedures..........................    5,100,621
Assay Device for Swab Borne Analytes........................    5,084,245
Disposable, Pre-Packaged Device.............................    4,999,163
Swab Expressor Immunoassay Device...........................    4,963,325
Positive Step Immunoassay...................................    4,952,517
Improved Enzyme and Immunologic Reagents....................    4,931,385
Multiple Antibody Detection of Antigen......................    4,868,108
Metal Sol Capture Procedure and Kit.........................    4,859,612
Extraction of Test Substances...............................    4,851,337
Chromogenic Solution for Immunoassay........................    4,824,784
Enzyme Immunoassay w/2-part Solution........................    4,525,452
Enzyme Immunoassay w/2-part Solution........................    4,503,143

                                                                       EXHIBIT H

                                    FORM OF
                         TRANSITION SERVICES AGREEMENT

     TRANSITION SERVICES AGREEMENT, dated as of ?, 2001 (this "Agreement"), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer") (each of the Company and Buyer, a "Party" and collectively, the "Parties").

                                   RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement), effective in each case immediately prior to the ABC Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"), providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement and the Merger Agreement, Buyer is willing to provide to the Company the Buyer Services (as defined herein), and the Company is willing to provide to Buyer the Company Services (as defined herein).

     NOW, THEREFORE, the Parties, in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General Terms. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Bankruptcy Event" with respect to a Party means the filing of an involuntary petition in bankruptcy or similar proceeding against such Party seeking its reorganization, liquidation or the appointment of a receiver, trustee or liquidator for it or for all or substantially all of its assets, whereupon such petition shall not be dismissed within 60 days after the filing thereof, or if such Party shall (i) apply for or consent in writing to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, (ii) file a voluntary petition in bankruptcy or similar proceeding or admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or an arrangement with its creditors or take advantage of any insolvency law with respect to itself as debtor, or (v) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency proceedings or any similar proceedings.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in the City of New York are authorized or obligated by law or executive order to close.

          "Buyer Services" means those transitional services to be provided by Buyer to the Company set forth on Schedule A hereto, in each case at the locations specified on Schedule A hereto.

          "Closing" means the Closing under the Merger Agreement.

          "Company Services" means those transitional services to be provided by the Company to Buyer set forth on Schedule B hereto, in each case at the locations specified on Schedule B hereto.

          "Cranbury Lease" means that certain Cranbury Facilities Sharing Agreement and Lease between the Company and Buyer, dated the date of this Agreement.

          "Facility" means any of the respective facilities listed on Schedule A or Schedule B, as the case may be.

          "Person" means any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Provider" means, as the case may be, a Party, or an Affiliate of such Party, performing a Service for the other Party, or its Affiliates, under the terms of this Agreement.

          "Services" means, collectively, the Company Services and the Buyer Services.

          "Subject Party" means, as the case may be, a Party, or an Affiliate of such Party, receiving a Service hereunder from a Provider or its Affiliate on such Provider's behalf.

                                   ARTICLE II

                                    SERVICES

     2.1 Services. (a) Buyer shall provide or cause one of its Affiliates to provide to the Company or the relevant Affiliate of the Company each Buyer Service for the term set forth in the description of such Buyer Service in Schedule A.

     (b) The Company shall provide or cause one of its Affiliates to provide to Buyer or the relevant Affiliates of Buyer, each Company Service for the term set forth in the description of such Company Service in Schedule B.

     (c) Notwithstanding Sections 2.1(a) and (b), a Party may elect to permanently cancel any Service as to which it or one of its Affiliates is the Subject Party, if such Service can be reasonably separated and terminated distinctly from any other Services which such Party has not elected to cancel, upon the delivery of 30 days' written notice, unless provided otherwise on Schedule A or Schedule B, to the Provider of such Service.

     (d) Each Party shall create and maintain full and accurate books in connection with the provision of the Services, and all other records relevant to this Agreement, and upon reasonable notice from the other Party shall make available for inspection and copy by such other Party's agents such records during reasonable business hours.

     2.2 Parameters of Services; Standard of Service. (a) The Services shall be in scope and nature substantially the same as such Services were provided within the Company for the four quarters prior to the date of the Asset Purchase Agreement and, subject to Section 10.7, such Services will be provided by and to the Persons and operations (or their equivalents) within each of Buyer and the Company, as the case may be, as was generally the case prior to the date of the Asset Purchase Agreement.

     (b) In performing the Services, Buyer and the Company or any of their respective Affiliates providing the Services on their behalf shall provide substantially the same level of service and use substantially the same degree of care as their respective personnel provided and used in providing such Services with respect to the Company or similar services by Buyer with respect to Buyer prior to the date of this Agreement (it being understood that Buyer may over time reduce its own occupancy and usage of the Cranbury Facility (as defined in Section 3.1) and Buyer's ability to retain and/or attract employees may be affected as a result; accordingly, to the extent Buyer is so affected, Buyer shall not be in breach of its obligations hereunder so long as it uses its reasonable best efforts to hire or make available replacement personnel to perform Services required hereunder).

     2.3 Authorized Statements of Provider in Respect of Products. A Provider performing any Services hereunder which involve the manufacturing, testing, marketing, sale, distribution or handling of products of a Subject Party shall not make any representations or warranties to any third parties, including but not limited to, any governmental inspection authority in respect of such products.

     2.4 No Registration. It is the Parties' intention that nothing in this Agreement shall be construed to require Buyer to apply for, obtain or maintain registration with the Drug Enforcement Agency ("DEA") pursuant to the Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended ("CSA").

     2.5 Independent Contractor. It is the specific understanding of the Parties that this Agreement shall not constitute or give rise to a partnership between the Parties. All Services provided by either Buyer or the Company under the terms of this Agreement shall be carried on by either Buyer or the Company as an independent contractor and not as an agent for or employee of either the Company or Buyer, respectively, and this Agreement shall not constitute or give rise to an agency relationship between the Parties, except as otherwise expressly contemplated hereby.

                                  ARTICLE III

                               CRANBURY FACILITY

     3.1 Collective Bargaining Employees. (a) Upon the Closing, and to the extent consistent with its obligations under the Collectively Bargained Agreements (as defined herein), Buyer shall make available to the Company a sufficient number of (i) certain production employees ("Production Employees") who are covered under the collective bargaining agreement (the "Production CBA") between Buyer and the Paper, Allied-Industrial, Chemical and Energy Workers International Union, AFL-CIO, CLC and its Local 2-5570 (the "Union") to operate its pharmaceutical production and (ii) certain quality control employees ("QC Employees", and together with Production Employees, the "Collective Bargaining Employees") who are covered under the collective bargaining agreement ("QC CBA," and collectively, with the Production CBA, the "Collectively Bargained Agreements") between the Union and Buyer to perform, at the direction of the Company's employees, the Company's quality control functions consistent with past practice at Buyer's facility in Cranbury, New Jersey ("Cranbury Facility") and is fully consistent in the future with CGMPs and applicable DEA regulations. As of the date of this Agreement, the Company estimates that it will require 25 Production Employees and 12 QC Employees. The Company will update such estimates monthly during the term of this Agreement.

     (b) Subject to the Collectively Bargained Agreements, the Company shall have priority rights to choose which skilled or partially qualified Collective Bargaining Employees (including, but not limited to, chemical operators with pharmaceutical qualification, technician class 2 with pharmaceutical qualification and line mechanics with pharmaceutical qualification) are made available to it by Buyer.

     (c) The Company will provide Buyer with 30 days' prior written notice, if it shall require that Buyer reduce or increase the number of Collective Bargaining Employees it is providing to the Company, but Buyer shall be required to provide additional Collective Bargaining Employees to the Company, only if Buyer has such Collective Bargaining Employees available to it and to the extent consistent with its obligations under the Collectively Bargained Agreements.

     (d) The Company shall be responsible for directing and supervising the Collective Bargaining Employees and any employees of Buyer performing Services for the Company at Buyer's facility in Dayton, New

Jersey (the "Dayton Facility") so as to achieve and maintain compliance with applicable law and regulations, including, but not limited to, the U.S. Federal, Food, Drug, and Cosmetic Act, as amended ("FFDCA"), the CSA, federal laws governing hazardous or toxic substances or wastes, and parallel state laws and regulations as to each.

     (e) The Company shall ensure that each of the Collective Bargaining Employees and any employees of Buyer performing Services for the Company at the Dayton Facility are qualified to perform assigned tasks, are authorized to perform assigned tasks, and possess no disqualification from performing assigned tasks, including but not limited to, appropriate training, education, and background to perform assigned tasks within the jurisdiction of the FDA and the DEA under the FFDCA and the CSA. The Parties specifically acknowledge the need, subject to the terms of the Collectively Bargained Agreements, to provide each other with criminal background information regarding employees with potential access to controlled substances and agree to maintain such information as confidential in accordance with Article VI. The Parties specifically agree to use their commercially reasonable efforts to develop and maintain such information regarding designees' training, education, and background as will be necessary in order to fulfill the Parties' respective legal and regulatory obligations. The Company shall have the ability to take appropriate steps with personnel to assure compliance with the FDA's current Good Manufacturing Practices, DEA regulations, and conditions of approved New Drug Applications.

     (f) No Collective Bargaining Employee and any employees of Buyer performing Services for the Company at the Dayton Facility shall be deemed to be an employee of the Company; provided, however, that no Collective Bargaining Employee and any employees of Buyer performing Services for the Company at the Dayton Facility shall be permitted by the Company to perform any task for which that Collective Bargaining Employee or employees of Buyer performing Services for the Company at the Dayton Facility does not possess necessary training, education, and background, and for which that Collective Bargaining Employee or employee of Buyer performing Services for the Company at the Dayton Facility is otherwise not disqualified by applicable law or regulation.

     3.2 Employee Costs. With respect to each Collective Bargaining Employee, the Company shall pay to Buyer and be liable for (i) salary, wages, cash compensation and related payroll taxes, employee benefits during the period from the Closing Date to the date such Collective Bargaining Employee's employment is terminated (excluding severance, except as provided in (ii)), (ii) incremental liability, if any, for any post-employment benefit entitlement and severance incurred by reason of a Collective Bargaining Employee remaining employed by the Company after the first anniversary of the Closing Date and (iii) any employment-related liabilities to the extent related to acts or omissions by the Company that occur during the period from the Closing Date to the date such Collective Bargaining Employee's employment is terminated (including, without limitation, for employment discrimination or other torts or violations of law).

     3.3 Incremental Costs. If Buyer is required to hire or re-assign any additional personnel in order to allow the Company to have sufficient employees or incur incremental costs to comply with the rules and regulations promulgated under the FFDCA and CSA, then the Company shall reimburse Buyer for all such employee costs (including, but not limited to, salaries and employee benefits) and other costs; provided, however, that the Company consented (such consent not unreasonably withheld) prior to the hiring of such personnel or incurrence of such incremental cost.

     3.4 Collective Bargaining Agreement. The Company will explore in good faith with Buyer the feasibility of and the terms under which it will be able to transfer to the Company the Collective Bargaining Employees who are still being provided to the Company on the date which Buyer otherwise permanently ceases production on its own behalf at the Cranbury Facility.

     3.5 Employee Qualifications. In accordance with the requirements of the FFDCA, Buyer certifies that it does not and will not be using the services of any person debarred under 21 U.S.C. section 335a in any capacity in connection with the performance of the Services. Buyer also certifies that it does not and will not be using the services of any person or Affiliate, Person or firm for whom convictions subject to debarment have occurred in the past five (5) years in any capacity in connection with the performance of the Services. If at any time after execution of this Agreement, Buyer becomes aware that it or any Person employed by it or any

Affiliate, Person or firm has been or is in the process of being debarred or is convicted of any offense subjecting it or any Person to debarment, Buyer hereby agrees that it will promptly notify the Company.

                                   ARTICLE IV

                           LAWS, LICENSES AND PERMITS

     In respect of its obligations hereunder, each Party covenants and warrants to the other Party that all such obligations shall be performed in compliance with all material applicable federal, state, provincial and local laws, rules and regulations. Each Party shall obtain and maintain all material permits, approvals and licenses necessary or appropriate to perform its obligations hereunder and shall at all times comply with the terms and conditions of such permits, approvals and licenses.

                                   ARTICLE V

                                    PAYMENT

     5.1 In consideration for the provision of each of the Buyer Services, the Company shall pay to Buyer the fees listed on Schedule A in respect of the Buyer Services provided to the Company. Buyer will invoice the Company on a monthly basis in arrears in U.S. dollars for the Buyer Services, and the Company shall pay the amounts due under such invoices in U.S. dollars 10 Business Days following the receipt by the Company of such invoice.

     5.2 In consideration for the provision of each of the Company Services, Buyer shall pay to the Company the fees listed on Schedule B, in respect of the Company Services provided to Buyer. The Company will invoice Buyer on a monthly basis in arrears in U.S. dollars for the Company Services, and Buyer shall pay the amounts due under such invoices in U.S. dollars within 10 Business Days of receipt by Buyer of such invoice.

                                   ARTICLE VI

                                CONFIDENTIALITY

     6.1 Confidential Information. The Parties hereto expressly acknowledge and agree that all information, whether written or oral, furnished by either Party to the other Party or any Affiliate of such other Party pursuant to this Agreement, including any schedules and exhibits hereto ("Confidential Information") shall be deemed to be confidential and shall be maintained by each Party and their respective Affiliates in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the Party to whom such Confidential Information is disclosed would use to preserve the confidentiality of its own information of a similar nature and in no event less than a reasonable degree of care. Except as authorized in writing by the other Party, neither Party shall at any time disclose or permit to be disclosed any such Confidential Information to any person, firm, corporation or entity,
(i) except as may reasonably be required in connection with the performance of this Agreement by Buyer, the Company or their respective Affiliates, as the case may be, and (ii) except to the Parties' agents or representatives who are informed by the Parties of the confidential nature of the information and are bound to maintain its confidentiality, and (iii) in the course of due diligence in connection with the sale of all or a portion of either Party's business, provided the disclosure is pursuant to a written nondisclosure agreement having terms comparable to Sections 6.1 and 6.2.

     6.2 Exceptions.  The obligation not to disclose information under Section
6.1 shall not apply to information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof, (ii) was or becomes readily available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis prior to its disclosure to such Party by the other Party, or (iii) becomes available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis from a source other than its own files or personnel or the other Party or its Subsidiaries, provided, that such source is not known by the Party desiring to treat such information as nonconfidential to be bound by confidentiality agreements with the other party or its Affiliates or by legal, fiduciary constraints on disclosure of such information, or (iv) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided, that the Party required to disclosure such information shall give the other Party prompt notice thereof prior to such disclosure and, at the request of the other Party, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this Section 6.2 shall limit in any respect either Party's ability to disclose information in connection with the enforcement by such Party of its rights under this Agreement.

                                  ARTICLE VII

                                      TERM

     7.1 Duration. Subject to the terms of Article VI, this Agreement shall terminate upon the earlier of (x) the termination of the last to terminate of the Company Services or the Buyer Services, as the case may be, as set forth on Schedule A or Schedule B, as applicable, and (y) a termination under Sections
7.2 or 7.3.

     7.2 Early Termination by the Company. The Company may terminate this Agreement by (and effective upon) its delivery of written notice to Buyer specifying the basis for termination hereunder, under the following circumstances:

          (a) if Buyer shall breach this Agreement in any material respect; provided, that Buyer shall have the right, exercisable twice during the term of this Agreement, to prevent termination based upon Buyer's material breach of this Agreement by curing such material breach within 30 days following receipt of the Company's termination notice; or

          (b) following the occurrence of a Bankruptcy Event with respect to Buyer.

     7.3 Early Termination by Buyer. Buyer may terminate this Agreement by (and effective upon) its delivery of written notice to the Company specifying the basis for termination hereunder, under the following circumstances:

          (a) if the Company shall breach this Agreement in any material respect; provided, that the Company shall have the right, exercisable twice during the term of this Agreement, to prevent termination based upon the Company's material breach of this Agreement by curing such material breach within 30 days following receipt of Buyer's termination notice; or

          (b) following the occurrence of a Bankruptcy Event with respect to the Company.

     7.4 Suspension Due to Force Majeure. In the event the performance by Buyer or the Company of their respective duties or obligations hereunder is interrupted or interfered with by reason of any cause beyond its reasonable control including, but not limited to, fire, storm, flood, earthquake, explosion, war, strike or labor disruption, rebellion, insurrection, quarantine, "act of God," boycott, embargo, shortage or unavailability of supplies or services, riot, or governmental law, regulation or edict (collectively, a "Force Majeure Event"), the Party affected by such Force Majeure Event shall not be deemed to be in default of this Agreement by reason of its nonperformance of its obligations hereunder to the extent due to such Force Majeure Event, but shall give prompt written notice to the other Party of the Force Majeure Event. If, as soon as, and to the extent that the Force Majeure Event no longer interrupts a Party's performance of its obligations hereunder, its interrupted obligations shall accrue from such point forward under the terms of this Agreement.

     7.5 Consequences on Termination. Subject to the terms of Article VI, in the event this Agreement expires or is terminated in accordance with this
Article VII, then (a) each Party will promptly cease all performance of the Services, and shall cause its Affiliates to do so, (b) each of the Company and Buyer shall promptly return all Confidential Information received from the other Party or its Affiliates in connection with this Agreement (including the return of all information received with respect to the Services or products of the

Company or Buyer, as the case may be), without retaining a copy thereof, (c) each of the Company and Buyer shall honor all credits and make any accrued and unpaid payment to the other Party as required pursuant to the terms of this Agreement, and (d) each Party shall continue to be subject to and responsible for its accrued but unperformed obligations and any liabilities in respect of its prior breach of this Agreement.

                                  ARTICLE VIII

                            LIMITATION ON LIABILITY

     Neither Party or any of its Affiliates will be liable to the other Party and its Affiliates for any claim or demand against the other Party and its Affiliates, and their respective officers, directors, partners, principals, employees, agents or representative, arising under or relating to this Agreement
(i) by any unaffiliated third party (except as provided in Article VIII hereof), or (ii) for any amounts representing loss of profit, loss of business or special, indirect, incidental, consequential, or punitive damages of any nature whatsoever, including, without limitation, any damages arising out of or in connection with any loss of business or anticipatory profits, even if either has been advised of the possibility of such damages.

                                   ARTICLE IX

                                INDEMNIFICATION

     9.1 Subject Party Indemnification. Subject to Article VIII, Subject Party (for purposes of Section 9.4, an "Indemnifying Party") shall indemnify, defend and hold harmless Provider and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Provider Indemnified Parties", and for purposes of Section 9.4, each an "Indemnified Party"), from and against all liabilities, out-of-pocket costs and expenses, including, without limitation, reasonable defense costs, settlement costs and attorneys' fees (collectively, "Losses"), based upon any (i) claim, action, suit or proceeding by an unaffiliated third party arising out of or related to a Service provided by Provider or its Affiliates pursuant to this Agreement; provided, however, that the foregoing indemnification under clause (i) shall not apply to the extent, and only to the extent, that such Losses are directly and proximately caused by the gross negligence or willful misconduct of Provider or its Affiliates or failure to comply in any material respect with the express terms of this Agreement or (ii) a Subject Party's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligation set forth in this
Section 9.1 are subject to the indemnification procedures set forth in Section 9.4.

     9.2 Provider Indemnification. Subject to Article VIII, Provider shall indemnify, defend and hold harmless a Subject Party and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Subject Indemnified Parties"), and for, purposes of Section 9.4, each an "Indemnified Party") from and against any Losses based upon any claim by an unaffiliated third party arising out of or related to a Service provided by Provider or its Affiliates pursuant to this Agreement to the extent, and only to the extent, that such Losses are directly or proximately caused by (i) the gross negligence or willful misconduct of Provider or its Affiliates or (ii) the Provider's failure to comply in any material respect with the express terms of this Agreement. The indemnification obligation set forth in this Section 9.2 are subject to the indemnification procedures set forth in Section 9.4.

     9.3 Other Indemnification. (a) Subject to Article VIII, Buyer (for purposes of Section 9.4, an "Indemnifying Party") shall indemnify, defend and hold harmless the Company and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Company Indemnified Parties", and for, purposes of Section 9.4, each an "Indemnified Party") from and against any Losses based upon Buyer's or its Affiliates' failure to comply with the Production CBA or the QC CBA and with any labor law or similar law relating to employees or employment matters, including, but not limited to, the failure to bargain with any labor union or organization, but excluding any Losses to the extent attributable to the Company's acts or omissions following the date of this Agreement.

     (b) Subject to Article VIII, the Company (for purposes of Section 9.4, an "Indemnifying Party") shall indemnify, defend and hold harmless Buyer and its Affiliates, and their respective officers, directors, partners, principals, employees, agents and representatives (collectively, the "Buyer Indemnified Parties," and for, purposes of Section 9.4, each an "Indemnified Party") from and against any Losses based upon the Company's or its Affiliates' failure, following the date of this Agreement, to comply with the Production CBA or the QC CBA and with any labor law or similar law relating to employees or employment matters, but excluding any Losses to the extent attributable to Buyer's acts or omissions.

     9.4 Procedures for Indemnity Claims. Any claim which may form a basis for indemnification hereunder (an "Indemnity Claim") by any Party (an "Indemnified Party") shall be asserted and resolved as set forth in this Section 9.4. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Party that may be required to pay an indemnity hereunder in respect of such Indemnity Claim (an "Indemnifying Party") which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. With respect to an indemnity claim other than an a third party claim that is resolved as provided in this Section 9.4, the Indemnifying Party shall promptly pay such Indemnity Claim within 20 Business days from its receipt of the Claim Notice (the "Notice Period"), unless, it notifies the Indemnified Party in writing that the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to the Indemnity Claim. If the Indemnity Claim involves an amount in dispute with a third party (a "Third Party Claim"), the Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party Claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party Claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party Claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party Claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnification Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party Claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

     9.5 Sole Remedy. The remedies set forth in this Agreement shall constitute the sole and exclusive remedy and shall be in lieu of any other remedies that may be available to any Provider Indemnified Parties, Subject Indemnified Parties or Company Indemnified Parties under any agreement, pursuant to any statutory or common law, in equity or otherwise with respect to the subject matter of this Agreement. The Parties each hereby waive any provision of any applicable law to the extent that it would limit or restrict the agreements contained in this Section 9.5.

     9.6 Insurance. Both the Provider and Subject Party shall use their commercially reasonable efforts to have the other Party listed as an additional insured on any policy of insurance that may cover any loss or other liability arising out of or relating to any of the Services. No Party shall be entitled to indemnification hereunder for any amounts recovered from insurance or for which it is entitled to recover.

                                   ARTICLE X

                           MISCELLANEOUS AND GENERAL

     10.1 Modification or Amendment. Subject to the provisions of applicable law, the Parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

     10.2 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     10.3 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.4 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND

HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 10.3.

     10.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

     if to Buyer

     Armkel, LLC
     c/o Kelso & Company
     320 Park Avenue, 24th Floor
     New York, NY 10022
     Attention: James J. Connors, II, Esq
     Telecopy: (212) 223-2379

     (with copies to:

     Ronald Beard, Esq.
     Gibson, Dunn & Crutcher LLP
     4 Park Plaza
     Irvine, California 92614
     Telephone: 949-451-4089
     Facsimile: 949-475-4730

     Steven P. Buffone
     Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York 10166
     Telephone: 212-351-4000
     Facsimile: 212-351-4035

     and

     Lou Kling
     Eileen T. Nugent
     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Telephone: 212-735-2770
     Facsimile: 917-777-2770)

     if to the Company

     MCC Acquisition Holdings Corporation
     51 JFK Parkway
     1st Floor West
     Short Hills, NJ 07078
     Attention: Anthony H. Wild
     fax: (973) 218-2704

     (with a copy to:

     William E. Curbow, Esq.
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Telephone: 212-455-3160
     Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

     10.5 Entire Agreement. This Agreement, the Asset Purchase Agreement and the other Ancillary Agreements (as defined in the Asset Purchase Agreement), including any schedules and exhibits hereto and thereto, constitute the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties with respect to the subject matter of this Agreement.

     10.6 Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     10.7 Assignment. This Agreement and any rights and obligations hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section shall be null and void; provided, that a Party may assign any of its rights and obligations hereunder, in whole or in part, to an Affiliate of such Party without the consent of the other Party, provided such Affiliate agrees, in writing, to be bound by this Agreement, and any Affiliate of a Party may provide any Service due to be rendered by such Party to the other Party hereunder and any Party may cause any Service due to it by the other Party hereunder to be rendered to its Affiliate, if in either of such cases, such substitution does not change the nature of the Service in any way or otherwise have any material adverse impact on the other Party; provided further, that if a Party's Affiliate is performing a Service on behalf of such Party, such Party shall continue to be directly and primarily liable hereunder for the performance thereof.

     10.8 No Third-Party Beneficiary Rights. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

     10.9 Headings/Construction. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

     IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                          Carter-Wallace, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Armkel, LLC

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                          SCHEDULE A -- BUYER SERVICES

AT BUYER'S FACILITIES IN CRANBURY, NEW JERSEY:

     Term: Except as otherwise provided below, until termination of the Cranbury Lease.

     - Human Resources

       (1) For the term of the Cranbury Lease, Buyer agrees to provide human resources and personnel services (including, but not limited to, human resource management, COBRA administration, benefits administration, EEOC administration, employment and staffing, termination processing, HRIS, health services and hourly payroll) for a fee of $90,000 per month.

       (2) The Company may upon 60 days' prior written notice to Buyer elect to permanently cancel any of the human resources and personnel services that Buyer provides it. The monthly fee for the remaining human resources and personnel services shall be reduced to reflect the reduction in services to a cost to be mutually agreed between the Company and Buyer.

     - Office Administration

       (1) For the term of the Cranbury Lease, Buyer agrees to provide office administrative services (including, but not limited to, switchboard/reception, mailroom, record retention and telecommunications management) to the Company for a fee of $25,000 per month plus actual non-employee out-of-pocket costs (other than storage fees) related to the provision of the office administrative services.

       (2) The Company may upon 60 days' prior written notice to Buyer elect to permanently cancel any of the office administration services that Buyer provides it. The monthly fee for the remaining office administration services shall be reduced to reflect the reduction in services to a cost to be mutually agreed between the Company and Buyer.

     - Print Shop

       (1) Buyer agrees to provide all print shop functions to the Company for 30 days from the date hereof for a fee of $75,000; provided, that the Company shall be able to terminate such service by providing 30 days prior written notice to Buyer, and such notice shall be deemed to have been properly delivered if delivered 30 days prior to the Closing

       (2) Buyer agrees to pay all costs (including, but not limited to, any lease termination fees or maintenance agreement termination fees) that arise as a result of the shut down of the print shop by Buyer.

     - Duplicating Services

       (1) For the term of the Cranbury Lease, Buyer shall provide the Company with duplicating services at the actual cost of the duplicating services used plus fixed costs of copying machine leases.

       (2) Buyer agrees to pay 57.5% of all costs for the duplicating machines outside of the print shop (including, but not limited to, any lease termination fees or maintenance agreement termination fees) that arise as a result of the shut down of the Cranbury Facility by Buyer. The Company agrees to pay the remaining 42.5% of such costs.

AT BUYER'S FACILITIES IN DAYTON, NEW JERSEY:

     Storage; Distribution Management; Distribution, Warehousing (including, but not limited to, dry and refrigerated storage in accordance with the storage conditions for all warehoused products and any applicable federal or state laws or regulations including those enforced by the Food and Drug Administration and the Drug Enforcement Administration); Shipping; and Record Keeping subject to the direction of the Company, in accordance with any applicable federal or state laws or regulations including those enforced by the Food and Drug Administration and the Drug Enforcement Administration, provided, that the Company retains DEA distributor registration and any other state wholesale distributor licenses with respect to the Dayton Facility which are in place at the Dayton Facility on the date of this Agreement. The cost will be $80,000 per month plus shipping costs and direct supplies. Term: Until the termination of the lease on the Dayton Facility, but in no event prior to 12/31/01.

                         SCHEDULE B -- COMPANY SERVICES

AT BUYER'S FACILITIES IN CRANBURY, NEW JERSEY:

     - Information Technology

       (1) For 12 months following the Closing, the Company agrees to provide information technology services to Buyer at a cost of $85,000 per month.

       (2) For the term of the Cranbury Lease, the Company agrees to provide systems support services to Buyer, including assistance with transferring records to Buyer's own systems, at a cost of $200,000 per month. Buyer agrees to purchase such services for a minimum term of 2 months, thereafter Buyer may terminate such services upon 45 days' prior written notice to the Company, such notice shall be deemed to have been properly delivered if delivered 45 days prior to the Closing.

       (3) Buyer agrees to pay 65% of all computer systems costs (including, but not limited to, any lease termination fees or maintenance agreement termination fees) that arise as a result of the shut down of the Cranbury facility by Buyer. The Company agrees to pay the remaining 35% of all such costs.

                                                                      APPENDIX B


                          AGREEMENT AND PLAN OF MERGER

                                                                  EXECUTION COPY

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                             CARTER-WALLACE, INC.,

                          CPI DEVELOPMENT CORPORATION,

                     MCC ACQUISITION HOLDINGS CORPORATION,

                           MCC MERGER SUB CORPORATION

                                      AND

                        MCC ACQUISITION SUB CORPORATION

                            DATED AS OF MAY 7, 2001

                               TABLE OF CONTENTS

                                    RECITALS


                                                                    PAGE
                                                                    ----
                               ARTICLE I
                              THE MERGERS
1.1.  The CPI Merger..............................................   B-8
1.2.  The Company Merger..........................................   B-8
1.3.  Closing.....................................................   B-8
1.4.  CPI Merger Effective Time...................................   B-8
1.5.  Company Merger Effective Time...............................   B-8
                               ARTICLE II
                       THE SURVIVING STOCKHOLDER
2.1.  Certificate of Incorporation of the Surviving Stockholder...   B-9
2.2.  Bylaws of the Surviving Stockholder.........................   B-9
2.3.  Directors of the Surviving Stockholder......................   B-9
2.4.  Officers of the Surviving Stockholder.......................   B-9
                              ARTICLE III
                         THE SURVIVING COMPANY
3.1.  Certificate of Incorporation of the Surviving Company.......   B-9
3.2.  Bylaws of the Surviving Company.............................   B-9
3.3.  Directors of the Surviving Company..........................   B-9
3.4.  Officers of the Surviving Company...........................   B-9
                               ARTICLE IV
    EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES
4.1.  Effect of the CPI Merger....................................  B-10
      (a) CPI Merger Consideration................................
                                                                    B-10
      (b) Cancellation of CPI Shares..............................
                                                                    B-10
      (c) CPI Merger Sub..........................................
                                                                    B-10
4.2.  Effect of the Company Merger................................  B-10
      (a) Company Merger Consideration............................
                                                                    B-10
      (b) No Effect on Certain Company Shares.....................
                                                                    B-11
      (c) Company Merger Sub......................................
                                                                    B-11
4.3.  Payment for Shares..........................................  B-11
      (a) Paying Agent............................................
                                                                    B-11
      (b) Exchange Procedures.....................................
                                                                    B-11
      (c) Transfers...............................................
                                                                    B-12
      (d) Termination of Exchange Fund............................
                                                                    B-12
      (e) Lost, Stolen or Destroyed Certificates..................
                                                                    B-12
4.4.  Dissenters' Rights..........................................  B-13
4.5.  Adjustment to Merger Consideration Amounts..................  B-13
      (a) Increase in After-Tax Proceeds of Asset Sale............
                                                                    B-13
      (b) Decrease in After-Tax Proceeds of Asset Sale............
                                                                    B-13
      (c) Net After Tax Proceeds Information......................
                                                                    B-13

                                                                    PAGE
                                                                    ----
                               ARTICLE V
                     REPRESENTATIONS AND WARRANTIES
5.1.  Representations and Warranties of CPI.......................  B-15
      (a) Organization, Good Standing and Qualification...........
                                                                    B-15
      (b) Capital Structure.......................................
                                                                    B-15
      (c) Corporate Authority; Approvals..........................
                                                                    B-16
      (d) Governmental Filings; No Violations.....................
                                                                    B-16
      (e) Litigation and Liabilities..............................
                                                                    B-17
      (f) Taxes...................................................
                                                                    B-17
5.2.  Representations and Warranties of the Company...............  B-17
      (a) Organization, Good Standing and Qualification...........
                                                                    B-17
      (b) Capital Structure.......................................
                                                                    B-18
      (c) Corporate Authority; Approval and Fairness..............
                                                                    B-18
      (d) Governmental Filings; No Violations.....................
                                                                    B-19
      (e) Company Contracts.......................................
                                                                    B-19
      (f) Company Reports; Financial Statements...................
                                                                    B-20
      (g) Absence of Certain Changes..............................
                                                                    B-21
      (h) Litigation and Liabilities..............................
                                                                    B-21
      (i) Employee Benefits.......................................
                                                                    B-21
      (j) Compliance with Laws; Permits...........................
                                                                    B-23
      (k) Takeover Statutes.......................................
                                                                    B-23
      (l) Environmental Matters...................................
                                                                    B-23
      (m) Taxes...................................................
                                                                    B-24
      (n) Labor Matters...........................................
                                                                    B-25
      (o) Insurance...............................................
                                                                    B-25
      (p) Intellectual Property...................................
                                                                    B-25
      (q) Brokers and Finders.....................................
                                                                    B-26
      (r) Real Property...........................................
                                                                    B-26
      Representations and Warranties of Parent, CPI Merger Sub and
5.3.  Company Merger Sub..........................................  B-26
      (a) Organization, Good Standing and Qualification...........
                                                                    B-26
      (b) Corporate Authority.....................................
                                                                    B-26
      (c) Governmental Filings; No Violations.....................
                                                                    B-27
      (d) Ownership of Shares.....................................
                                                                    B-27
      (e) Funds...................................................
                                                                    B-28
      (f) Financial Structure.....................................
                                                                    B-28
                               ARTICLE VI
                               COVENANTS
6.1.  Interim Operations..........................................  B-28
6.2.  Acquisition Proposals.......................................  B-31
6.3.  Stockholder Approvals.......................................  B-33
6.4.  Proxy Statement.............................................  B-33
6.5.  Filings; Other Actions; Notification........................  B-34
6.6.  Access......................................................  B-35
6.7.  Stock Exchange De-listing...................................  B-35
6.8.  Assets Purchase.............................................  B-35
6.9.  Publicity...................................................  B-36

                                                                    PAGE
                                                                    ----
6.10. Benefits....................................................  B-36
      (a) Stock Options...........................................
                                                                    B-36
      (b) Stock Awards............................................
                                                                    B-36
      (c) Employee Benefits.......................................
                                                                    B-37
      (d) Service and Assumption of Plan Obligations..............
                                                                    B-37
      (e) Severance Pay...........................................
                                                                    B-37
      (f) Payment of Bonuses......................................
                                                                    B-37
      (g) Additional Benefit Matters..............................
                                                                    B-38
6.11. Expenses....................................................  B-38
6.12. Indemnification; Directors' and Officers' Insurance.........  B-38
6.13. Takeover Statute............................................  B-39
6.14. Parent Vote.................................................  B-40
6.15. Recapitalization............................................  B-40
6.16. Return of Information.......................................  B-40
6.17. FIRPTA......................................................  B-40
6.18. Debt Financing..............................................  B-40
6.19. Inventory Build Out.........................................  B-40
6.20. Payment of CPI Indebtedness and Obligations.................  B-40
      Carter-Horner Dividend; No Transferred Subsidiaries
6.21. Funding.....................................................  B-40
6.22. Sofibel.....................................................  B-41
6.23. Fund Agreement..............................................  B-41
                              ARTICLE VII
                               CONDITIONS
      Conditions to Each Party's Obligation to Effect the
7.1... Mergers..................................................... B-41
      (a) Assets Purchase.........................................
                                                                    B-41
      (b) Recapitalization........................................
                                                                    B-41
      (c) Stockholder Approval....................................
                                                                    B-41
      (d) Regulatory Consents.....................................
                                                                    B-41
      (e) No Orders...............................................
                                                                    B-41
      Conditions to Obligations of Parent, CPI Merger Sub and
7.2.  Company Merger Sub..........................................  B-42
      (a) Representations and Warranties..........................
                                                                    B-42
      (b) Performance of Obligations of CPI and the Company.......
                                                                    B-42
      (c) Company Closing Notice..................................
                                                                    B-42
      (d) Financing...............................................
                                                                    B-42
      (e) No Litigation...........................................
                                                                    B-43
      (f) Fund Agreement..........................................
                                                                    B-43
7.3.  Conditions to Obligation of CPI and the Company.............  B-43
      (a) Representations and Warranties..........................
                                                                    B-43
      (b) Performance of Obligations of Parent, CPI Merger Sub and
      Company Merger Sub..........................................
                                                                    B-43
      (c) Buyer Closing Notice....................................
                                                                    B-43
      (d) Parent Closing Notice...................................
                                                                    B-43
      (e) Solvency Opinion........................................
                                                                    B-43
8.1.  Termination by Mutual Consent...............................  B-43
8.2.  Termination by Either Parent or the Company.................  B-44

                                                                    PAGE
                                                                    ----
8.3.  Termination by the Company..................................  B-44
8.4.  Termination by Parent.......................................  B-44
8.5.  Effect of Termination and Abandonment.......................  B-45
                               ARTICLE IX
                       MISCELLANEOUS AND GENERAL
9.1.  Survival....................................................  B-46
9.2.  Modification or Amendment...................................  B-46
9.3.  Waiver of Conditions........................................  B-46
9.4.  Counterparts................................................  B-46
9.5.  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL...............  B-46
9.6.  Notices.....................................................  B-47
9.7.  Entire Agreement; NO OTHER REPRESENTATIONS..................  B-48
9.8.  No Third Party Beneficiaries................................  B-48
9.9.  Obligations of Parent and of the Company....................  B-48
9.10. Severability................................................  B-48
9.11. Interpretation..............................................  B-48
9.12. Assignment..................................................  B-49

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of May 7, 2001, among Carter-Wallace, Inc., a Delaware corporation (the "Company"), CPI Development Corporation, a Delaware corporation ("CPI"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("CPI Merger Sub").

                                    RECITALS

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Armkel, LLC, a Delaware limited liability company ("Assets Buyer") have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Assets Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Assets Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase"), effective in each case immediately prior to the CPI Merger (as hereinafter defined); and

     WHEREAS, in connection with the Assets Purchase the Company and Assets Buyer will enter into certain additional agreements including a Transition Services Agreement, Cranbury Facilities Sharing Agreement and Lease, Decatur Manufacturing Agreement, Insurance Claims Agreement, Indemnity Agreement, Consumer Products Transitional Trademark License Agreement and Company Patent License Agreement (collectively, the "Ancillary Agreements"); and

     WHEREAS, the boards of directors of each of the Company, CPI, Parent, Company Merger Sub and CPI Merger Sub have approved this Agreement, the boards of directors of each of CPI, Parent and CPI Merger Sub have approved the merger of CPI Merger Sub with and into CPI upon the terms and subject to the conditions set forth in this Agreement (the "CPI Merger"), and the boards of directors of each of the Company, Parent and Company Merger Sub have approved the merger of Company Merger Sub with and into the Company upon the terms and subject to the conditions set forth in this Agreement (the "Company Merger" and, collectively with the CPI Merger, the "Mergers"); and

     WHEREAS, the Board of Directors of the Company has by resolution approved a memorandum of understanding with CPI, Parent, Company Merger Sub, CPI Merger Sub and Assets Buyer with respect to and substantially consistent with the Mergers, the Assets Purchase and the other transactions contemplated by this Agreement and the Asset Purchase Agreement; and

     WHEREAS, prior to consummation of the Mergers, (i) the holders of not less than a majority of the outstanding shares of each class and series of capital stock of CPI will approve an amendment to the certificate of incorporation of CPI (the "Recapitalization Amendment") pursuant to which only the following will occur: each outstanding share of (a) First Preferred Stock, $100 par value per share, of CPI (each, an "CPI First Preferred Share"), (b) Second Preferred Stock, $100 par value per share, of CPI (each, an "CPI Second Preferred Share"),
(c) Third Preferred Stock, $100 par value per share, of CPI (each, an "CPI Third Preferred Share"), (d) Class A Common Stock, $10 par value per share, of CPI (each, an "CPI Class A Common Share"), (e) Class B Common Stock, $10 par value per share, of CPI (each, an "CPI Class B Common Share") and (f) Class C Common Stock, $10 par value per share, of CPI (each, an "CPI Class C Common Share" and, collectively with all of the other outstanding CPI Class C Common Shares and all of the outstanding CPI First Preferred Shares, CPI Second Preferred Shares, CPI Third Preferred Shares, CPI Class A Common Shares and CPI Class B Common Shares, the "Unrecapped Shares") will be reclassified into and exchanged (the "Recapitalization") for 23,508,000 shares of Common Stock, par value $1.00 per share, of CPI (each a "Recapped Share") and collectively with the other Recapped Shares and the Unrecapped Shares, the "CPI Shares"); (ii) the Recapitalization Amendment will be duly filed with the

Secretary of State of the State of Delaware; and (iii) the Recapitalization will thereby be consummated immediately prior to the CPI Merger Effective Time, as hereinafter defined;

     WHEREAS, the Company, CPI, Parent, Company Merger Sub and CPI Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and the other transactions contemplated by this Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the holders of not less than a majority of the outstanding shares of each class and series of capital stock of CPI, CPI and Parent are executing and delivering Voting Agreements and an Indemnification Agreement providing for certain matters relating to the Assets Purchase and the Mergers.

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  THE MERGERS

     1.1. The CPI Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the CPI Merger Effective Time (as defined in Section 1.4) CPI Merger Sub shall be merged with and into CPI and the separate corporate existence of CPI Merger Sub shall thereupon cease. CPI shall be the surviving corporation in the CPI Merger (sometimes hereinafter referred to as the "Surviving Stockholder"), and the separate corporate existence of CPI with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the CPI Merger, except as set forth in Article II. The CPI Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the "DGCL").

     1.2. The Company Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time (as defined in Section 1.5) Company Merger Sub shall be merged with and into the Company and the separate corporate existence of Company Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Company Merger (sometimes hereinafter referred to as the "Surviving Company"), and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in
Article III. The Company Merger shall have the effects specified in the DGCL.

     1.3. Closing.  The closing of the Mergers (the "Closing") shall take place
(i) at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 9:00 A.M. on the first business day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (ii) at such other place and time and/or on such other date as the Company and Parent may agree in writing (the time and date at which Closing takes place, the "Closing Date").

     1.4. CPI Merger Effective Time. As soon as practicable on the Closing Date and after receipt from the Company of notice that it will immediately thereafter file the Company Merger Certificate (as hereinafter defined), and in any event prior to the Company Merger Effective Time, CPI will cause a certificate of merger (the "CPI Merger Certificate") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The CPI Merger shall become effective at the time when the CPI Merger Certificate has been duly filed with the Secretary of State of the State of Delaware or as otherwise specified therein (the "CPI Merger Effective Time").

     1.5. Company Merger Effective Time. As soon as practicable on the Closing Date, and in any event immediately following the filing of the CPI Merger Certificate, the Company will cause a certificate of merger (the "Company Merger Certificate") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Company Merger shall become effective at the time when the Company Merger Certificate has been duly filed with the Secretary of State of the State of Delaware or at such other time following the CPI Merger Effective Time as may be set forth in the Company Merger Certificate (the "Company Merger Effective Time").

                                   ARTICLE II

                           THE SURVIVING STOCKHOLDER

     2.1. Certificate of Incorporation of the Surviving Stockholder. The certificate of incorporation of CPI as in effect immediately prior to the CPI Merger Effective Time shall be the certificate of incorporation of the Surviving Stockholder (the "Surviving Stockholder Charter"), until duly amended as provided therein or by applicable Law.

     2.2. Bylaws of the Surviving Stockholder. The bylaws of CPI Merger Sub as in effect at the CPI Merger Effective Time shall be the bylaws of the Surviving Stockholder (the "Surviving Stockholder Bylaws"), until thereafter amended as provided therein or by applicable Law.

     2.3. Directors of the Surviving Stockholder. The directors of CPI Merger Sub immediately prior to the CPI Merger Effective Time shall, from and after the CPI Merger Effective Time, be the directors of the Surviving Stockholder until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Stockholder Charter and the Surviving Stockholder Bylaws.

     2.4. Officers of the Surviving Stockholder. The officers of CPI Merger Sub immediately prior to the CPI Merger Effective Time shall, from and after the CPI Merger Effective Time, be the officers of the Surviving Stockholder until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Stockholder Charter and the Surviving Stockholder Bylaws.

                                  ARTICLE III

                             THE SURVIVING COMPANY

     3.1. Certificate of Incorporation of the Surviving Company. The certificate of incorporation of the Company as in effect immediately prior to the Company Merger Effective Time shall be the certificate of incorporation of the Surviving Company (the "Surviving Company Charter"), until duly amended as provided therein or by applicable Law.

     3.2. Bylaws of the Surviving Company. The bylaws of the Company in effect at the Company Merger Effective Time shall be the bylaws of the Surviving Company (the "Surviving Company Bylaws"), until thereafter amended as provided therein or by applicable Law.

     3.3. Directors of the Surviving Company. The directors of Company Merger Sub immediately prior to the Company Merger Effective Time shall, from and after the Company Merger Effective Time, be the directors of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Company Charter and the Surviving Company Bylaws.

     3.4. Officers of the Surviving Company. The officers of Company Merger Sub immediately prior to the Company Merger Effective Time shall, from and after the Company Merger Effective Time, be the officers of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Company Charter and the Surviving Company Bylaws.

                                   ARTICLE IV

                    EFFECT OF THE MERGERS ON CAPITAL STOCK;
                            EXCHANGE OF CERTIFICATES

     4.1. Effect of the CPI Merger. At the CPI Merger Effective Time, as a result of the CPI Merger and without any action on the part of the holder of any capital stock of CPI:

          (a) CPI Merger Consideration. Each Recapped Share issued and outstanding immediately prior to the CPI Merger Effective Time other than
     (i) Recapped Shares owned by CPI and (ii) Recapped Shares owned by stockholders ("Dissenting CPI Stockholders") exercising appraisal rights pursuant to Section 262 of the DGCL shall be converted into the right to receive, without interest, an amount in cash equal to $20.30, as such amount may be adjusted pursuant to Section 4.5 and rounded to the nearest whole cent (the "CPI Merger Consideration") all of which shall be paid by Parent pursuant to Section 4.3. All Recapped Shares, by virtue of the CPI Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Recapped Shares (each, an "CPI Certificate") shall thereafter cease to have any rights with respect to such Recapped Shares, except the right to receive the CPI Merger Consideration for such Recapped Shares upon the surrender of such certificate in accordance with 4.3 or the right, if any, to receive payment from the Surviving Stockholder of the "fair value" of such Recapped Shares as determined in accordance with Section 262 of the DGCL.

          (b) Cancellation of CPI Shares. Each CPI Share issued and outstanding immediately prior to the CPI Merger Effective Time and owned by CPI shall, by virtue of the CPI Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

          (c) CPI Merger Sub. At the CPI Merger Effective Time, each share of Common Stock, par value $1.00 per share, of CPI Merger Sub issued and outstanding immediately prior to the CPI Merger Effective Time shall, by virtue of the CPI Merger and without any action on the part of CPI Merger Sub or the holders of such shares, be converted into one validly issued, fully paid and non-assessable share of common stock of the Surviving Stockholder.

     4.2. Effect of the Company Merger. At the Company Merger Effective Time, as a result of the Company Merger and without any action on the part of the holder of any capital stock of the Company:

          (a) Company Merger Consideration. Each share of Common Stock, par value $1.00 per share, of the Company (each, a "Company Common Share") and each share of Class B Common Stock, par value $1.00 per share, of the Company (each, a "Company Class B Common Share" and, collectively with the other Company Class B Common Shares and the Company Common Shares, the "Company Shares") issued and outstanding immediately prior to the Company Merger Effective Time (other than (i) Company Shares owned by Parent, CPI Merger Sub, Company Merger Sub or any other direct or indirect subsidiary of Parent (collectively, the "Parent Companies"), and (ii) Company Shares owned by the Surviving Stockholder or the Company or any direct or indirect subsidiary of the Company, and (iii) Company Shares owned by stockholders exercising appraisal rights pursuant to Section 262 of the DGCL ("Dissenting Company Stockholders" and, collectively with the Dissenting CPI Stockholders, "Dissenting Stockholders")) shall be extinguished and converted into the right to receive, without interest, an amount in cash equal to $20.30, as such amount may be adjusted pursuant to Section 4.5 and rounded to the nearest whole cent (the "Company Merger Consideration") to be paid pursuant to Section 4.3. Except as set forth in Section 4.2(b), all such Company Shares, by virtue of the Company Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Company Shares (the "Company Certificates" and, collectively with the CPI Certificates, the "Certificates") shall thereafter cease to have any rights with respect to such Company Shares, except the right to receive the Company Merger Consideration for such Company Shares upon the surrender of such Company Certificate in accordance with Section 4.3 or the right, if any, to receive payment from the

     Surviving Company of the "fair value" of such Company Shares as determined in accordance with Section 262 of the DGCL.

          (b) No Effect on Certain Company Shares. Notwithstanding Section 4.2(a), each Company Share issued and outstanding immediately prior to the Company Merger Effective Time and owned by any of the Parent Companies or owned by the Surviving Stockholder or the Company or any direct or indirect subsidiary of the Company, shall, by virtue of the Company Merger and without any action on the part of the holder thereof, continue to be outstanding and shall continue to represent one validly issued and outstanding Company Share, and all of the rights, privileges, immunities, powers and privileges associated with such Company Share shall continue unaffected by the Merger.

          (c) Company Merger Sub. Each share of Common Stock, par value $1.00 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall, by virtue of the Company Merger and without any action on the part of Company Merger Sub or the holders of such shares, be converted into one validly issued, fully paid and non-assessable Company Common Share.

     4.3. Payment for Shares.

          (a) Paying Agent. Parent shall promptly, within one business day following the Closing, deposit or cause to be deposited with a paying agent selected by Parent with CPI's and the Company's prior approval, which shall not be unreasonably withheld (the "Paying Agent"), amounts sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments pursuant to Section 4.1(a) to holders of CPI Shares issued and outstanding immediately prior to the CPI Merger Effective Time. Parent and/or the Surviving Company shall promptly, within one business day following the Closing, deposit or cause to be deposited with the Paying Agent, amounts sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments pursuant to Section 4.2(a) to holders of Company Shares issued and outstanding immediately prior to the Company Merger Effective Time.

          (b) Exchange Procedures. (i) Promptly after the CPI Merger Effective Time, the Parent shall cause to be mailed to each Person who was, at the CPI Merger Effective Time, a holder of record of issued and outstanding CPI Shares (i) a letter of transmittal specifying that delivery shall be effected, and the risk of loss and title to each CPI Certificate shall pass, only upon delivery of such CPI Certificate (or affidavits of loss in lieu thereof) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and CPI may reasonably agree, and (ii) instructions for use in effecting the surrender of CPI Certificates for payment of the CPI Merger Consideration. Upon surrender to the Paying Agent of any CPI Certificate, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, Parent shall promptly cause to be paid to the Person(s) entitled thereto a check or wire transfer of "same day" funds in the amount to which such Person(s) are entitled pursuant to Section 4.1(a), after giving effect to any required tax withholdings. Any such CPI Certificate shall then be canceled. No interest will be paid or will accrue on the amount payable upon the surrender of any CPI Certificate.

          (ii) Promptly after the Company Merger Effective Time, the Surviving Company shall cause to be mailed to each Person who was, at the Company Merger Effective Time, a holder of record (other than CPI and the other Parent Companies) of issued and outstanding Company Shares (i) a letter of transmittal specifying that delivery shall be effected, and the risk of loss and title to each Company Certificate shall pass, only upon delivery of such Company Certificate (or affidavits of loss in lieu thereof) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (ii) instructions for use in effecting the surrender of Company Certificates for payment of the Company Merger Consideration. Upon surrender to the Paying Agent of any Company Certificate, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions Parent and/or the Surviving Company shall promptly cause to be paid to the Person(s) entitled thereto a check in the amount to which such Person(s) are entitled pursuant to

     Section 4.2(a), after giving effect to any required tax withholdings and such Company Certificate shall then be canceled. No interest will be paid or will accrue on the amount payable upon the surrender of any Company Certificate.

          (iii) If payment is to be made to a Person other than the registered holder of the Certificate surrendered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Stockholder or the Surviving Company (as the case may be), or to the satisfaction of the Paying Agent, that such tax has been paid or is not applicable.

          (iv) For the purposes of this Agreement, the term "Person" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity (as defined in Section 5.1(d)) or other entity of any kind or nature.

          (c) Transfers. (i) After the CPI Merger Effective Time, the stock transfer books of CPI shall be closed, and there shall be no further registration of transfers on the stock transfer books of CPI of the CPI Shares that were outstanding immediately prior to the CPI Merger Effective Time. From and after the CPI Merger Effective Time, the holders of CPI Certificates evidencing ownership of CPI Shares outstanding immediately prior to the CPI Merger Effective Time shall cease to have any rights with respect to such shares except as provided herein or by applicable Law.

          (ii) After the Company Merger Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Company of the Company Shares that were outstanding immediately prior to the Company Merger Effective Time. From and after the Company Merger Effective Time, the holders of Company Certificates evidencing ownership of Company Shares outstanding immediately prior to the Company Merger Effective Time shall cease to have any rights with respect to such shares except as provided herein or by applicable Law.

          (d) Termination of Exchange Fund. (i) One hundred and eighty days following the CPI Merger Effective Time, Parent shall be entitled to cause the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent in respect of the payments to be made pursuant to Section 4.1(a) which have not been disbursed to holders of CPI Certificates at the CPI Merger Effective Time, and thereafter such holders shall be entitled to look to Parent (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the cash payable upon due surrender of their CPI Certificates.

          (ii) One hundred and eighty days following the Company Merger Effective Time, Parent and the Surviving Company shall be entitled to cause the Paying Agent to deliver to them any funds (including any interest received with respect thereto) made available to the Paying Agent in respect of the payments to be made pursuant to Section 4.2(a) which have not been disbursed to holders of Company Certificates at the Company Merger Effective Time, and thereafter such holders shall be entitled to look to the Surviving Company or Parent (subject to abandoned property, escheat or similar laws) only as general creditors thereof with respect to the cash payable upon due surrender of their Company Certificates.

          (iii) Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to any holder of Certificates for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Parent or the Surviving Company, as applicable, shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of cash for CPI Shares or Company Shares.

          (e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the
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     Paying Agent will pay in exchange for such lost, stolen or destroyed
     Certificate the consideration due such holder pursuant to Section 4.1(a) or
     Section 4.2(a) upon due surrender of the CPI Shares or Company Shares represented by such Certificate.

     4.4. Dissenters' Rights. If any Dissenting Stockholder shall be entitled to be paid the "fair value" of his or her CPI Shares or Company Shares, as provided in Section 262 of the DGCL, CPI or the Company, as the case may be, shall give Parent prompt notice thereof and Parent shall have the right to participate in all negotiations and proceedings with respect to any such demands. None of CPI, the Company, the Surviving Stockholder or the Surviving Company shall, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. If any Dissenting Stockholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the CPI Shares or Company Shares held by such Dissenting Stockholder shall thereupon be treated as though such CPI Shares or Company Shares had been converted into the CPI Merger Consideration pursuant to Section 4.1(a) or the Company Merger Consideration pursuant to Section 4.2(a), as the case may be.

     4.5. Adjustment to Merger Consideration Amounts. The net after tax proceeds of the cash received by the Company in payment of the Purchase Price (as defined in the Asset Purchase Agreement) (the "Adjusted After Tax Proceeds Amount") shall be determined by the Company in good faith, taking into account the information reflected on the final and binding After Tax Proceeds Schedules as defined in Section 4.5(c), at least five days prior to the Closing. Such determination shall be made using the same methodology that was used to calculate the net after tax proceeds to be received by the Company in payment of the Purchase Price (as defined in the Asset Purchase Agreement) as reflected in
Section 4.5 of the Company Disclosure Letter (the "After Tax Proceeds Amount").

          (a) Increase in After-Tax Proceeds of Asset Sale. If the Adjusted After Tax Proceeds Amount exceeds the After Tax Proceeds Amount, the amount of the CPI Merger Consideration or the Company Merger Consideration (as the case may be) to be received by each Eligible CPI Shareholder (as hereinafter defined) or Eligible Company Shareholder (as hereinafter defined) (as the case may be) in respect of each Recapped Share or Company Share (as the case may be) shall be increased by the result of (i) the amount of such excess divided by (ii) 50,603,522 (the "Fully Diluted Number"). For purposes hereof, an "Eligible CPI Shareholder" shall be any holder of Recapped Shares other than CPI and an "Eligible Company Shareholder" shall be any holder of Company Shares (other than Parent, the Surviving Stockholder, or any direct or indirect subsidiary of Parent, the Surviving Stockholder, or the Company or any direct or indirect subsidiary of the Company).

          (b) Decrease in After-Tax Proceeds of Asset Sale. If the Adjusted After Tax Proceeds Amount is less than the After Tax Proceeds Amount, the amount of the CPI Merger Consideration or the Company Merger Consideration (as the case may be) to be received by each Eligible CPI Shareholder or Eligible Company Shareholder (as the case may be) in respect of each Recapped Share or Company Share (as the case may be) shall be reduced by the result of (i) the amount of such shortfall divided by (ii) the Fully Diluted Number. It is understood and agreed, notwithstanding the foregoing, that the Fully Diluted Number will be appropriately adjusted if the Company Merger Consideration would otherwise be reduced pursuant to this Section 4.5(b) to an amount equal to, or below the exercise price of outstanding Company Options (as hereinafter defined).

          (c) Net After Tax Proceeds Information. This subsection (c) shall not apply to the methodology reflected in Section 4.5 of the Company Disclosure Letter.

             (i) The Company shall (A) provide access to Parent and its representatives to all information and personnel relevant to the calculation of the After Tax Proceeds Schedules (as defined below) and the Adjusted After Tax Proceeds Amount as may be reasonably requested by Parent or its representatives on an ongoing basis from the date of this Agreement to the date that is five days before the Closing Date; (B) as soon as reasonably practicable, but no later than June 10, 2001, furnish to Parent (1) a calculation of the earnings and profits of the Transferred Subsidiaries (as defined in the Asset Purchase Agreement), calculated by KPMG LLP ("KPMG") using its reasonable best efforts which reflects the most recent audited financial statements of the Company
                                       B-13
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        (the "Foreign E&P Calculation"), (2) a proposed allocation of purchase price among the Purchased Assets (as defined in the Asset Purchase Agreement) prepared pursuant to the Asset Purchase Agreement (the "Purchase Price Allocation"); and (3) a revised After Tax Proceeds Amount taking into account the most recent applicable information including the Foreign E&P Calculation and the proposed Purchase Price Allocation (the "Revised After Tax Proceeds Amount") (collectively, the "Interim After Tax Proceeds Schedules"); and (C) as soon as reasonably practicable, but no later than 15 days prior to the Closing, furnish to Parent the final Purchase Price Allocation to be reflected in the Asset Purchase Agreement (the "Final Purchase Price Allocation") and a revised Foreign E&P Calculation taking into account, using reasonable best efforts, the earnings and profits of the Transferred Subsidiaries between the date of the most recent audited financial statements of the Company and the date that is 15 days prior to Closing, along with all documentation used to support such calculation (the "Revised Foreign E&P Calculation") (collectively, the "Final After Tax Proceeds Schedules" and together with the Interim After Tax Proceeds Schedules, the "After Tax Proceeds Schedules"). Each of the After Tax Proceeds Schedules shall be prepared as to properly reflect the resolution of any objection made by Parent pursuant to clause (ii) of this subsection (c).

             (ii) Unless Parent provides specific written notice to the Company of an objection (A) in the case of an Interim After Tax Proceeds Schedule, no later than the tenth day following Parent's receipt thereof or (B) in the case of a Final After Tax Proceeds Schedule, not later than the fifth day following Parent's receipt thereof, such Interim After Tax Proceeds Schedule or Final After Tax Proceeds Schedule, as the case may be, shall then become binding upon the Company and Parent for purposes of this Agreement. If Parent, by written notice to the Company no later than such tenth or fifth day, as the case may be, objects to an item reflected on an Interim After Tax Proceeds Schedule or a Final After Tax Proceeds Schedule, as the case may be, such After Tax Proceeds Schedule shall not become binding for purposes of this Agreement, the Company and Parent shall discuss such objection in good faith and, if they reach written agreement amending the After Tax Proceeds Schedule, such After Tax Proceeds Schedule as amended by such written agreement shall become binding upon the Company and Parent for purposes of this Agreement;

             (iii) If the Company and Parent do not reach such written agreement
        (A) in the case of an Interim After Tax Proceeds Schedule, no later than the tenth day following Parent's delivery to the Company of such notice of objection or (B) in the case of a Final After Tax Proceeds Schedule, no later than the third day following Parent's delivery to the Company of such notice of objection, those aspects of the After Tax Proceeds Schedule as to which such objection was made shall be submitted for arbitration by a big five accounting firm acceptable to, and independent of, the Company and Parent, (the "Accounting Firm") (whose fees shall be paid equally by the Company and Parent), which shall arbitrate the dispute and submit a written statement of its adjudication, which statement, when delivered to the Company and to Parent, shall become final and binding upon the Company and Parent for purposes of this Agreement. The scope of the disputes to be resolved by the Accounting Firm is limited to whether the amounts set forth on the After Tax Proceeds Schedule (A) were the result of errors of fact or mathematical errors, (B) are supportable based on the books and records of the Company (C) are in accordance with the Company's prior accounting practices generally and, if appropriate, are consistent with the methodology used to calculate foreign earnings and profits in prior years and (D) are substantially in compliance with Section 312 of the Internal Revenue Code. The Accounting Firm is not to make any other determination. The determination of the Accounting Firm, which in no case shall be made later than the fifth day prior to the Closing Date, shall constitute an arbitral award that is final, binding and unappealable and upon which a judgment may be entered by any court having jurisdiction thereof.

             (iv) Parent shall have the right to object to the computation of the After Tax Proceeds Amount only to the extent such objection relates to errors of fact or mathematical errors. Specific written notice of such objection may be provided to the Company at any time on or prior to May 25, 2001. The Company and Parent shall discuss such objection in good faith and, if they reach written

                                       B-14
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        agreement regarding such objection, such agreement shall be properly reflected in the Revised After Tax Proceeds Amount. If the Company and Parent do not reach written agreement regarding such objection prior to the date that Parent receives the Revised After Tax Proceeds Amount from the Company, such objection shall be deemed an objection to the Revised After Tax Proceeds Amount under clause (ii) of this subsection (c).

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     5.1. Representations and Warranties of CPI. Except as set forth in the disclosure letter attached hereto as Exhibit A (the "CPI Disclosure Letter"), CPI hereby represents and warrants to Parent and CPI Merger Sub that:

          (a) Organization, Good Standing and Qualification. CPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its properties or conduct of its business requires such qualification. CPI has made available to Parent a complete and correct copy of CPI's certificate of incorporation and bylaws, each as amended to date. CPI's certificate of incorporation and bylaws so delivered are in full force and effect. CPI does not have any Subsidiaries other than the Company and the Subsidiaries of the Company.

          As used in this Agreement, "CPI Material Adverse Effect" means a material adverse effect on the financial condition, business, assets or results of operations of CPI, assuming and after giving effect to the consummation of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement; provided, however, that any such effect resulting from any change in economic or business conditions generally or in the pharmaceutical industry specifically shall not be considered when determining whether an CPI Material Adverse Effect has occurred.

          As used in this Agreement, the term "Subsidiary" means, with respect to CPI, the Company, Parent, CPI Merger Sub or Company Merger Sub, as the case may be, any entity, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries; provided, however, that, for purposes of this Agreement, the Company shall not be deemed to be a Subsidiary of CPI.

          (b) Capital Structure. The authorized capital stock of CPI consists and, at all times prior to the Recapitalization, will consist, of 97,000 CPI First Preferred Shares, of which 92,343.4 shares were outstanding on May 2, 2001, 1,000,000 CPI Second Preferred Shares, of which 544,076.75 shares were outstanding on May 2, 2001, 5,000,000 CPI Third Preferred Shares, of which 3,806,043 shares were outstanding on May 2, 2001, 1,500 CPI Class A Common Shares, of which 0 shares were outstanding on May 2, 2001, 13,500 CPI Class B Common Shares, of which 11,172 shares were outstanding on May 2, 2001, and 1,500 CPI Class C Common Shares, of which 1,306 shares were outstanding on May 2, 2001. As of and following the Recapitalization, the authorized capital stock of CPI will consist of 23,508,000 Recapped Shares, of which 23,508,000 will be outstanding immediately prior to the CPI Merger Effective Time. All of the outstanding shares of capital stock of CPI have been duly authorized and are (and following consummation of the Recapitalization will be) validly issued, fully paid and nonassessable. As of the date of this Agreement, CPI has no shares of capital stock reserved for issuance or subject to issuance, except that, as of May 2, 2001, there were 1,306 CPI Class A Common Shares reserved for issuance upon conversion of CPI Class C Common Shares. As of the Closing, there will be no shares of capital stock reserved for issuance or subject to issuance. Except with respect to the Recapitalization and

                                       B-15
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     as set forth above or in the certificate of incorporation of CPI, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of CPI or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of CPI, and no securities or obligations evidencing such rights are authorized, issued or outstanding. CPI does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of CPI on any matter ("CPI Voting Debt"). Except as set forth in Section 5.1(b) of the CPI Disclosure Letter, CPI does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

          (c) Corporate Authority; Approvals. (i) CPI has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Memorandum of Understanding and to consummate the CPI Merger, subject only to approval of this Agreement and the other transactions contemplated hereby by a majority of the votes entitled to be cast by the holders of the CPI Shares, voting together as a single class (the "CPI Requisite Vote"). Each of this Agreement and the Memorandum of Understanding has been duly and validly executed and delivered by CPI and, assuming the due authorization, execution and delivery by the Company, Parent, CPI Merger Sub and Company Merger Sub, constitutes a valid and binding agreement of CPI enforceable against CPI in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

          (ii) The Board of Directors of CPI has unanimously (A) approved (i)the Memorandum of Understanding and (ii) this Agreement subject to the corporate actions required to be taken with respect to the Recapitalization, (B) determined the advisability of entering into this Agreement and (C) recommended that the stockholders of CPI adopt this Agreement.

          (d) Governmental Filings; No Violations. (i) Other than the filings and/or notices (A) pursuant to Section 1.4, (B) pursuant to the HSR Act,
     (C) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (D) pursuant to the European Community Merger Control Regulation and (E) required to be made with any Governmental Entity (as defined below) in any jurisdiction outside the United States, no notices, reports or other filings are required to be made by CPI with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by CPI from, any governmental or regulatory authority, agency, commission, body or other governmental entity (each, a "Governmental Entity") in connection with the execution and delivery of this Agreement by CPI and the consummation by CPI of the CPI Merger, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have an CPI Material Adverse Effect or prevent, materially delay or materially impair the ability of CPI to consummate the CPI Merger or the other transactions contemplated by this Agreement.

          (ii) The execution, delivery and performance of this Agreement and the Memorandum of Understanding by CPI do not, and the consummation by CPI of the CPI Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of CPI or the comparable governing instruments of any of its Subsidiaries, or (B) a breach or violation of, a default under, the termination (or right of termination), amendment (or right of amendment), cancellation (or right of cancellation) or acceleration of any obligations, or a loss of a material benefit under, or the creation of a lien, liability, pledge, security interest, Claim or similar encumbrance on or the loss of any assets of CPI (with or without notice, lapse of time or both) pursuant to, any material agreement, lease, sublease, contract, license, note, mortgage, indenture, arrangement or other obligation not otherwise terminable by the other party thereto on 90 days' or less notice ("Contract") binding upon CPI or, assuming compliance with the DGCL and all Laws requiring the filings and or notices described in Section 5.1(d)(i), any Law (as defined in

     Section 5.2(j)) or governmental or non-governmental permit, concession, franchise or license to which CPI is subject.

          (e) Litigation and Liabilities. There are no (i) civil, criminal or administrative actions, suits, claims, hearings, arbitrations, litigations, investigations or proceedings (collectively, "Claims") pending or, to the knowledge of the officers or directors of CPI, threatened against CPI or
     (ii) material obligations or material liabilities, whether or not accrued, contingent or otherwise (collectively, "Obligations") relating to CPI other than Claims and Obligations relating to this Agreement or the Company.

          (f) Taxes. CPI (i) has prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all Tax Returns (as defined below) required to be filed by it, and all such Tax Returns are complete and correct in all material respects; (ii) has paid all Taxes (as defined below) required to have been paid that are shown as due on such Tax returns, except with respect to matters contested in good faith; and (iii) has not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. As of the date hereof, there are not pending or, to the knowledge of CPI, threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters.

     CPI has not (i) filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code") or analogous provision of state, local or foreign law; (ii) been a member of an affiliated group of corporations filing a consolidated United States federal Tax Return, nor has any liability for the Taxes of another person, including liability arising from the application of Treasury Regulation ss. 1.1502-6 or any analogous provision of state, local or foreign law, or as a transferee or successor, by contract or otherwise; or (iii) entered into a closing agreement pursuant to Section 7121 of the Code or similar provision for purposes of state, local or foreign taxes relating to Taxes due from CPI. Assuming the representations and warranties of the Company set forth in Section 5.2(m) with respect to whether the Company has ever been a "United States real property holding corporation" are true and accurate in all respects, CPI has never been a "United States real property holding corporation" within the meaning of Section 897 of the Code. There are no liens or encumbrances for Taxes on any of the assets of CPI except for statutory liens for Taxes not yet due or payable. As of the date hereof, CPI has no "undistributed personal holding company income" as defined in Section 545(a) of the Code. CPI has delivered to Parent true, correct and complete copies of all federal Tax Returns for all open Tax years, examination reports and statements of deficiencies. The Recapitalization of CPI immediately prior to the CPI Merger will not give rise to federal income tax liability of CPI.

     As used in this Agreement, the term (i) "Tax" (including, with correlative meaning, the terms "Taxes", and "Taxable") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (ii) "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

     5.2. Representations and Warranties of the Company. Except as set forth in the disclosure letter attached hereto as Exhibit B (the "Company Disclosure Letter") or the Company Reports (as hereinafter defined) filed prior to the date hereof, the Company hereby represents and warrants to Parent and Company Merger Sub that:

          (a) Organization, Good Standing and Qualification.  Each of the
     Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted (after giving effect to the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement) and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, the leasing or operation of its properties or conduct of its business (after giving effect to the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement)
                                       B-17
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     requires such qualification, except where the failure to be so qualified or in good standing is not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect (as defined below). The Company has made available to Parent a complete and correct copy of the Company's and its Subsidiaries' certificates of incorporation and bylaws, each as amended to date. The Company's and its Subsidiaries' certificates of incorporation and bylaws so delivered are in full force and effect.

          As used in this Agreement, "Company Material Adverse Effect" means a material adverse effect on the financial condition, business, assets or results of operations of the Company and its Subsidiaries taken as a whole, assuming and after giving effect to the consummation of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement; provided, however, that any such effect resulting from any change in economic or business conditions generally or in the pharmaceutical industry specifically shall not be considered when determining whether a Company Material Adverse Effect has occurred. Section 5.2(a) of the Company Disclosure Letter contains a true and accurate list of all of the Subsidiaries of the Company other than the Transferred Subsidiaries (as defined in the Asset Purchase Agreement). Except for its interest in its Subsidiaries, the Company does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

          (b) Capital Structure. The authorized capital stock of the Company consists of 80,000,000 Company Common Shares, of which 33,465,711 shares were outstanding on May 2, 2001, and 13,056,800 Company Class B Common Shares, of which 12,224,835 shares were outstanding on May 2, 2001. All of the outstanding Company Shares have been duly authorized and are validly issued, fully paid and nonassessable. As of May 2, 2001, 4,095,017 options and 817,959 deferred stock awards were outstanding, all of which were granted pursuant to the Stock Plans (as defined below). Since May 2, 2001 and prior to the date hereof, the Company has not issued (i) any Company Shares other than pursuant to the exercise of any Company Options and Stock Awards or (ii) any Company Options or Stock Awards. As of the date of this Agreement, the Company has no Company Shares reserved for issuance or subject to issuance, except that, as of May 2, 2001, there were 12,224,835 Company Common Shares reserved for issuance upon conversion of the Company Class B Common Shares, and as of May 2, 2001, 2,126,904 Company Common Shares reserved for issuance pursuant to the Company's 1977 Restricted Stock Award Plan, as amended (the "1977 Restricted Stock Plan") and 3,172,663 Company Common Shares reserved for issuance pursuant to the Company's 1996 Long-Term Incentive Plan (the "1996 LTIP" and, together with the 1977 Restricted Stock Plan, the "Stock Plans"). Each of the outstanding shares of capital stock or other equity interests of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except for directors' qualifying and nominee shares, owned by the Company or a direct or indirect wholly owned subsidiary of the Company, free and clear of any lien, pledge, security interest, claim or similar encumbrance and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests), except for restrictions imposed by applicable securities laws. Except as set forth above there are no authorized, issued or outstanding Company Shares or other shares of capital stock or other securities of the Company and no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter ("Company Voting Debt").

          (c) Corporate Authority; Approval and Fairness. (i) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Memorandum of Understanding and to consummate this Agreement, subject only to approval of this Agreement and the other transactions contemplated hereby

                                       B-18
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     by a majority of the votes entitled to be cast by holders of the Company
     Shares, voting together as a single class (the "Company Requisite Vote"). Each of this Agreement and the Memorandum of Understanding has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by CPI, Parent, CPI Merger Sub and Company Merger Sub, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (ii) The Board of Directors of the Company at a meeting duly called and held has unanimously by those present (A) approved this Agreement, the Memorandum of Understanding and the Company Merger and the other transactions contemplated hereby, (B) determined the advisability of entering into this Agreement and (C) recommended that the stockholders of the Company adopt this Agreement. The Board of Directors of the Company has received the opinion of its financial advisor, J.P. Morgan Securities Inc., to the effect that the Company Merger Consideration to be received by the holders of the Company Shares in the Company Merger is fair to such holders from a financial point of view and has received the opinion of its financial advisor, Houlihan Lokey Howard & Zukin, Inc., to the effect that the Company Merger is fair to the holders of the Company Shares from a financial point of view. It is agreed and understood that each such opinion is for the benefit of the Company's Board of Directors and may not be relied on by Parent, CPI Merger Sub or Company Merger Sub.

          (d) Governmental Filings; No Violations. (i) Other than the filings and/or notices (A) pursuant to Sections 1.4 and 1.5, (B) pursuant to the HSR Act, (C) pursuant to the Exchange Act, (D) pursuant to Environmental Laws, including the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Act, (E) pursuant to the European Community Merger Control Regulation, or (F) required to be made with any Governmental Entity in any jurisdiction outside the United States, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Governmental Entity in connection with the execution and delivery of this Agreement by the Company, the consummation by CPI of the CPI Merger or the consummation by the Company of the Company Merger and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Company Merger or the other transactions contemplated by this Agreement.

          (ii) The execution, delivery and performance of this Agreement and the Memorandum of Understanding by the Company do not, and the consummation by the Company of the Company Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company or the comparable governing instruments of any of its Subsidiaries, or (B) a breach or violation of, a default under, a termination (or right of termination), amendment (or right of amendment), cancellation (or right of cancellation) or acceleration of any obligations, or a loss of a material benefit under, or the creation of a lien, liability, pledge, security interest, Claim or similar encumbrance on or the loss of any assets of the Company or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any Contract binding upon the Company or any of its Subsidiaries or, assuming compliance with the DGCL and all Laws requiring the filings and or notices described in Section 5.1(d)(i), any Law (as defined in Section 5.2(j)) or governmental or non-governmental permit, concession, franchise or license to which the Company or any of its Subsidiaries is subject, except, in the case of clause (B) above, for any breach, violation, default, termination (or right of termination), amendment (or right of amendment), cancellation (or right of cancellation) or acceleration, creation, change or loss that, individually or in the aggregate, is not reasonably likely to have a Company Material Adverse Effect.

          (e) Company Contracts. Section 5.2(e) of the Company Disclosure Letter lists (i) any Contracts (other than Contracts which constitute Purchased Assets) the performance of which involves consideration in excess of $1,500,000, (or that are otherwise material to the Company) other than distribution, license, purchase or supply agreements entered into in the ordinary course of business, consistent with past practice and contracts included in the Assets Purchase (collectively, "Company Contracts") and
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     (ii) to the knowledge of the Company, no Company Contracts limit the freedom of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person beyond the term of such Company Contract. The Company has made available to Parent a correct and complete copy of each written Contract listed in Section 5.2(e) of the Company Disclosure Letter. To the knowledge of the Company, each Contract listed in
     Section 5.2(e) of the Company Disclosure Letter is a valid and binding agreement and is in full force and effect.

          (f) Company Reports; Financial Statements. (i) The Company has delivered to Parent each registration statement, report, proxy statement or consent or information statement prepared by it since March 31, 2000 (the "Audit Date"), including (A) the Company's Annual Report on Form 10-K for the year ended March 31, 2000, and (B) the Company's Quarterly Reports on Form 10-Q for the periods ended December 31, 2000, each in the form (including exhibits, annexes and any amendments thereto) filed with the Securities and Exchange Commission (the "SEC") (collectively, including any such reports filed subsequent to the date hereof and as amended, the "Company Reports"). As of their respective dates, (or, if amended, as of the date of such amendment) the Company Reports did not, and any Company Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or (in the case of Company Reports filed after the date of this Agreement) will fairly present, the consolidated financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of earnings, retained earnings and comprehensive earnings and consolidated statements of cash flows and of changes in financial position included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or (in the case of Company Reports filed after the date of this Agreement) will fairly present, the results of operations, retained earnings and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles ("GAAP") con sistently applied during the periods involved, except as may be noted therein.

          (ii) The combined balance sheet and combined statement of earnings included in the audited pro forma statement of the Company and its Subsidiaries (excluding the Business (as defined in the Asset Purchase Agreement)) as of March 31, 2000, in each case including the notes and schedules thereto, all included in Section 5.2(f) of the Company Disclosure Letter (the "Audited Pro Forma Financial Statements") and the unaudited pro forma combined balance sheet and combined statements of earnings of the Company and its Subsidiaries (excluding the Business) as of the nine months ended December 31, 2000, in each case including any notes and schedules thereto, all included in Section 5.2(f) of the Company Disclosure Letter (the "Interim Pro Forma Financial Statements") fairly present the combined financial position of the Company and its Subsidiaries (excluding the Business) as of their respective dates and the balance sheet and statement of earnings in the Audited Pro Forma Financial Statements fairly present the results of operations (excluding the Business) for the periods set forth therein, in each case in accordance with GAAP and the accounting principles summarized therein, except as may be noted therein, and subject in the case of the Interim Pro Forma Financial Statements to normal year-end adjustments and the absence of footnotes and similar presentation items therein.

          (iii) Except as set forth in Section 5.2(d) of the Company Disclosure Letter, Section 5.2(f) of the Company Disclosure Letter sets forth (i) the outstanding amount of long term Indebtedness of the Company as of December 31, 2000, and (ii) a list of the Contracts containing the terms of such Indebtedness. "Indebtedness" shall mean, without duplication,(i) all obligations for repayment of borrowed money, including guarantees of such obligations, or for the deferred purchase or acquisition price of property or services (excluding trade accounts payable and accrued liabilities which arise in the ordinary course of business) which are, in accordance with GAAP, includable as a liability on a

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     consolidated balance sheet of the Company, and (ii) all amounts representing the capitalization in accordance with GAAP of rentals payable by the Company or a Subsidiary (other than pursuant to a lease under which the Company or a Subsidiary is the lessor).

          (g) Absence of Certain Changes. Except for actions contemplated by this Agreement and except as reflected, reserved or otherwise disclosed in the Audited Pro Forma Financial Statements, the Interim Pro Forma Financial Statements and the financial statements included in or incorporated by reference in the Company Reports filed prior to the date hereof, since the Audit Date, the Company and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses and there has not been (i) any change in the financial condition, business or results of operations of the Company and its Subsidiaries that, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect; (ii) any action taken by the Company or its Subsidiaries during the period from the Audit Date through the date of this Agreement, that would constitute a breach of Sections 6.1(b)(iii)(A), 6.1(b)(iii)(D), 6.1(b)(iii)(E), 6.1(b)(iv), 6.1(b)(vi), 6.1(b)(viii)(A), 6.1(b)(ix), 6.1(b)(x),
     6.1(b)(xiii) and 6.21(b); or (iii) any action taken by the Company or its Subsidiaries during the period from the Audit Date through the date of this Agreement, making any tax election or permitting any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated, in each case, except in the ordinary and usual course of business.

          (h) Litigation and Liabilities. Except as reflected, reserved or otherwise disclosed in the Audited Pro Forma Financial Statements, the Interim Pro Forma Financial Statements and the financial statements included in or incorporated by reference in the Company Reports filed prior to the date hereof, there are no (i) Claims pending or threatened against the Company or any of its Subsidiaries or (ii) Obligations relating to the Company or any of its Subsidiaries which would be required to be reflected, reserved or otherwise disclosed in the financial statements of the Company under GAAP if occurring on a date covered by such financial statements, including those relating to matters involving any Environmental Law (as defined in Section 5.2(l)), of the Company or any of its Subsidiaries, except for such Claims or Obligations that could have been incurred in accordance with Section 6.1(b) had the provisions of such Section been applicable at such time or as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award, which individually or in the aggregate, is reasonably likely to have a Company Material Adverse Effect.

          (i) Employee Benefits.

             (i) A true and correct copy of each bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, deferred stock, stock option, employment, termination, collective bargaining, change-of-control, severance, compensation, medical, health or other plan, agreement, policy or arrangement that covers current or former employees of the Company and its Subsidiaries (the "Employees") or current or former directors of the Company (the "Directors") (the "Compensation and Benefit Plans") and any trust agreement, insurance contract or other funding instrument forming a part of such Compensation and Benefit Plans has been made available to Parent prior to the date hereof other than Compensation and Benefit Plans maintained in the United States that are not material individually or in the aggregate, and Compensation and Benefit Plans maintained outside of the United States that are not individually material. With respect to each Compensation and Benefit Plan, the Company has also made available to Parent prior to the date hereof, if applicable, (i) any summary plan description and other written communications (or a description of any oral communications) by the Company or any of its Subsidiaries to their employees concerning the extent of the benefits provided under a Compensation and Benefit Plan, other than such written or oral communications that do not alter the terms of the plan and (ii) for the two most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports. The Compensation and Benefit Plans are listed in Section 5.2(i) of the Company

        Disclosure Letter, other than those Compensation and Benefit Plans maintained in the United States that are not material individually or in the aggregate and Compensation and Benefit Plans maintained outside of the United States that are not individually material.

             (ii) Each Compensation and Benefit Plan has been established and administered substantially in accordance with its terms, and is in compliance in all material respects with applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable Laws. Each Compensation and Benefit Plan that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and that is intended to be qualified under Section 401(a) of the Code (a "Pension Plan") has received a favorable determination letter from the Internal Revenue Service (the "IRS"), and neither the Company nor any of its Subsidiaries is aware of any circumstances likely to result in revocation of any such favorable determination letter. As of the date hereof, there is no pending or, to the knowledge of the Company or any of its Subsidiaries, threatened, material litigation, administrative investigation, auditor proceeding or claim (other than routine claims for benefits in the ordinary course) relating to the Compensation and Benefit Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Compensation and Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any of its Subsidiaries to a material tax or penalty imposed by either
        Section 4975 of the Code or Section 502 of ERISA.

             (iii) As of the date hereof, no liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any Subsidiary with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). The Company and its Subsidiaries have not incurred and do not expect to incur any withdrawal liability with respect to a multiemployer plan under Subtitle E to Title IV of ERISA, and no such multiemployer plan is in reorganization or insolvent (as those terms are defined in ERISA Sections 4241 and 4245, respectively). No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 24-month period ending on the date hereof.

             (iv) All contributions required to be made under the terms of any Compensation and Benefit Plan as of the date hereof have been timely made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company Reports prior to the date hereof. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA.

             (v) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially deter mined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Pension Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Pension Plan.

             (vi) Neither the Company nor its Subsidiaries have any obligations for retiree health and life benefits under any Compensation and Benefit Plan.

             (vii) Neither the execution of this Agreement or the Asset Purchase Agreement nor the consummation of the Assets Purchase, the Mergers and the other transactions contemplated by this Agreement and the Asset Purchase Agreement will (x) entitle any Employees or Directors of the Company or its Subsidiaries to severance pay, (y) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Compensation and Benefit Plans or (z) result in any breach or violation of, or a default under, any of the Compensation and Benefit Plans.
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             (viii) No event has occurred and no condition exists that would subject the Company or any of its Subsidiaries either directly or by reason of their affiliation with any ERISA Affiliate, to any material tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws, rules and regulations, except for such liabilities which, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

             (ix) All employee benefit plans maintained outside of the United States comply in all respects with applicable local law except for such failures to comply as would not, individually or in the aggregate, result in a Company Material Adverse Effect.

          (j) Compliance with Laws; Permits. (i) The businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, Claim award, settlement or stipulation, agency requirement, license or permit of any Governmental Entity (collectively, "Laws"), except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect. The Company and its Subsidiaries have not received any notices of violations with respect to any Laws, except for violations which, individually or in the aggregate, are not be reasonably likely to have a Company Material Adverse Effect.

          (ii) Each product (other than products included in the Assets Purchase) subject to the jurisdiction of the Food and Drug Administration under the Federal Food, Drug and Cosmetic Act, as amended (the "FDCA") or the Prescription Drug Marketing Act, as amended (the "PDMA") or subject to the jurisdiction of the Drug Enforcement Agency under the Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended (the "CSA") which is manufactured, tested, distributed, held and/or marketed by the Company or any of its Subsidiaries is being manufactured, held and distributed in compliance with all applicable requirements under the FDCA, the PDMA and the CSA including, but not limited to, those relating to investigational use, premarket clearance, good manufacturing practices, labeling, promotion and advertising, record keeping, filing of reports and security, sampling, distributing, importing or exporting, except for such failures so to comply that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

          (k) Takeover Statutes. No "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation (including, without limitation, Section 203 of the DGCL) (each, a "Takeover Statute") is, or at the CPI Merger Effective Time or Company Merger Effective Time will be, applicable to CPI, the Company, the CPI Shares, the Company Shares, the Assets Purchase, the Mergers or the other transactions contemplated by this Agreement or the Asset Purchase Agreement. Assuming the accuracy of Parent's representations and warranties contained in
     Section 5.3(d) (Ownership of Shares), the Board of Directors of the Company has taken all action so that Parent will not be prohibited from entering into a "business combination" with the Company as an "interested stockholder" (in each case as such term is used in Section 203 of the DGCL) as a result of the execution of this Agreement, the Asset Purchase Agreement or the consummation of the Assets Purchase or the Mergers.

          (l) Environmental Matters. Except for such matters as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, the Company and its Subsidiaries, the properties currently owned, leased or operated by the Company and its Subsidiaries and the properties and facilities currently or formerly owned, leased or operated by the Company and its Subsidiaries:

             (i) are, and at all previous times have been, in compliance with all applicable Environmental Laws;

             (ii) are not the subject of any pending Claim or written notice alleging the violation of any, or liability under, applicable Environmental Laws and no such notice is threatened;

             (iii) are not currently subject to any order, settlement, judgment or decree arising under or relating to any Environmental Law;

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

             (iv) have not had any air emissions or wastewater discharges of Hazardous Substances except as permitted under applicable Environmental Laws; and

             (v) Hazardous Substances have not been generated, transported, treated, stored, disposed of, arranged to be disposed of, released or threatened to be released at, on, from or under any of the properties, assets or facilities currently owned, leased or operated or formerly owned, leased or operated by the Company or any of its Subsidiaries in violation of, or in a manner or to a location that has resulted, or to the knowledge of the Company would be reasonably expected to result, in liability under or related to, any Environmental Laws.

             As used in this Agreement, the term (i) "Environmental Law" means any applicable Law, regulation, code, license, permit, order, decree or injunction (A) governing the protection of the environment, (including air, water, soil and natural resources) or as relating to exposure to Hazardous Substances, human health or (B) the use, storage, handling, release or disposal of Hazardous Substances and (ii) "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law and any other material or substance that is regulated, or that could reasonably be expected to result in liability, under any Environmental Law including petroleum and any derivative or by-products thereof, asbestos and asbestos containing materials and polychlorinated biphenyls.

          (m) Taxes. The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such Tax Returns are complete and correct in all material respects; (ii) have paid all Taxes that are shown as due on such Tax Returns, except with respect to matters contested in good faith; and (iii) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. As of the date hereof, there are not pending or, to the knowledge of the Company, threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters. Except as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, the Company has not (i) filed a consent under
     Section 341(f) of the Code or analogous provision of state, local or foreign law; (ii) been a member of an affiliated group of corporations filing a consolidated United States federal Tax Return (other than a group the common parent of which was the Company), nor has any liability for the Taxes of another person (other than Subsidiaries of the Company which are members of an affiliated group of corporations filing a consolidated United States federal Tax Return the common parent of which is the Company), including liability arising from the application of Treasury Regulation ss. 1.1502-6 or any analogous provision of state, local or foreign law, or as a transferee or successor, by contract or otherwise; (iii) entered into a closing agreement pursuant to Section 7121 of the Code or similar provision for purposes of state, local or foreign taxes relating to Taxes due from the Company. The Company has never been a "United States real property holding corporation" within the meaning of Section 897 of the Code. There are no liens or encumbrances for Taxes on any of the assets of the Company, except for (i) statutory liens for Taxes not yet due or payable, (ii) liens for Taxes that are being contested in good faith which such contest is disclosed in Section 5.2(m) of the Company Disclosure Letter, and (iii) any other liens for Taxes that are not, individually or in the aggregate, reasonably likely have a Company Material Adverse Effect. The Company has withheld all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company has delivered to Parent true, correct and complete copies of all federal Tax Returns for all open Tax years, examination reports and statements of deficiencies. The Company and its Subsidiaries have disclosed on its federal income Tax Return all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code. The unpaid Taxes of the Company did not, as of December 31, 2000 exceed the reserve for Tax liability (other than any reserves for deferred Taxes established for timing differences between book and Tax income) set forth on the Interim Pro Forma Financial Statements and will not, as of the Closing Date, exceed that reserve as adjusted for the passage of time through the Closing Date consistent with past practice of the Company in filing its Tax Returns.

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     Sofibel S.A.R.L. ("Sofibel") is, and has been since its formation, a corporation for United States federal income tax purposes.

          (n) Labor Matters. As of the date hereof, neither the Company nor any of its Subsidiaries is the subject of any material proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union or labor organization, nor is there pending or, to the knowledge of the Company, threatened, nor has there been for the past five years, any labor strike, dispute, walk-out, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries. No action, suit complaint, charge, arbitration, inquiry, proceeding or investigation by or before any court, governmental agency, administrative agency or commission brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of the employees is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that is reasonably likely to be adversely decided and if so adversely decided, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Effect. As of the date hereof, the Company and its Subsidiaries are in compliance with all obligations pursuant to the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") and all other notification and bargaining obligations arising under any collective bargaining agreement, statute or otherwise, except as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries shall, at any time within the sixty (60) day period prior to the Closing Date, effectuate a "plant closing" or "mass layoff," as those terms are defined in WARN or any state or local law, affecting in whole or in part any site of employment, facility, operating unit or employee.

          (o) Insurance. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by the Company or any of its Subsidiaries are in full force and effect, and the Company and its Subsidiaries are not in material default thereunder except for any such failures to maintain insurance policies or defaults thereunder that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

          (p) Intellectual Property.

             (i) The Company and/or each of its Subsidiaries owns, or is licensed or otherwise possesses rights to use all patents, inventions, discoveries, formulae, processes, domain names, trademarks, trade names, service marks, copyrights, works of authorship, technology, know-how, computer software programs, computer applications and trade secrets and all other intellectual property ("IP") that are owned or used in the business of the Company and its Subsidiaries as currently conducted (after giving effect to the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement), (collectively "Company IP") except for any such failures to own, be licensed or possess as are not reasonably likely, individually or in the aggregate, to have a Company Material Adverse Effect.

             (ii) Except for such matters not reasonably likely to have a Company Material Adverse Effect:

                (A) neither the Company nor any of its Subsidiaries is, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements used in the business of the Company and its Subsidiaries as currently conducted (other than any licenses, sublicenses or other agreements relating to the Purchased Assets) as to which it is a party and pursuant to which it is authorized to use any IP owned by a third party (collectively, "Third-Party IP");

                (B) no Claims with respect to any Company IP (other than claims relating to intellectual property rights held or used in connection with the Purchased Assets) are currently pending or, to the knowledge of the Company, are threatened by any Person;

                (C) to the knowledge of the Company, there is no impairment, dilution or other violation or misuse, unauthorized use, infringement or misappropriation of any of the Company IP by any

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           third party, or by the Company of any Third-Party IP used in the business as currently conducted;

                (D) the Company and its Subsidiaries have taken commercially reasonable steps to protect, maintain and safeguard the confidentiality of any Company IP as used in the business as currently conducted, the value of which relies upon the maintenance of confidentiality;

                (E) the Company IP, together with the IP licensed to the Company pursuant to the Ancillary Agreements, constitute all the IP used in the business of the Company as currently conducted; and

                (F) to the knowledge of the Company, all Company IP is valid and subsisting.

          (q) Brokers and Finders. Neither the Company, CPI nor any of their respective subsidiaries has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with Mergers, the Assets Purchase or the transactions contemplated by this Agreement or the Asset Purchase Agreement, except that the Company has employed (i) J.P. Morgan Securities Inc. as its financial advisor, whose fees will be paid by the Company in accordance with the arrangements with J.P. Morgan Securities Inc., which arrangements have been disclosed in writing to Parent prior to the date hereof, (ii) the Company has employed Houlihan Lokey Howard & Zukin, Inc. as its financial advisor, whose fees will be paid by the Company in accordance with the arrangements with Houlihan Lokey Howard & Zukin, Inc. which arrangements have been disclosed in writing to Parent prior to the date hereof and (iii) CPI has employed an appraiser to advise CPI with respect to the Recapitalization, whose fees will be paid as set forth in Section 6.20.

          (r) Real Property. Section 5.2(r) of the Company Disclosure Letter lists all of the real property of the Company or its Subsidiaries other than the real property transferred pursuant to the Assets Purchase. Section 5.2(r) of the Company Disclosure Letter also lists all real property owned, leased or operated by the Company or its Subsidiaries and disposed of during the 20 years prior to the date of this Agreement. Except as set forth in Section 5.2(r) of the Company Disclosure Letter and other than with respect to disposed property, the Company has good, valid and marketable title to, or a valid leasehold interest in, all of its properties or assets except for defects in title, easements, restrictive covenants and similar encumbrances or impediments that would not, individually or in the aggregate, be reasonably likely to result in a Company Material Adverse Effect. The Company will use commercially reasonable efforts to obtain all consents necessary to transfer the currently leased real property set forth in Section 5.2(r) of the Company Disclosure Letter in connection with the transactions contemplated by this Agreement and the Asset Purchase Agreement.

     5.3. Representations and Warranties of Parent, CPI Merger Sub and Company Merger Sub. Parent, CPI Merger Sub and Company Merger Sub hereby represent and warrant to CPI and the Company that:

          (a) Organization, Good Standing and Qualification. (i) Each of Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, the leasing or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, individually or in the aggregate, reasonably likely to prevent or impair the ability of Parent, CPI Merger Sub or Company Merger Sub to consummate the Mergers or affect the validity of either Merger.

          (ii) Each of Parent, Company Merger Sub and CPI Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not carried on any activities to date other than those incident to its formation and the consummation of this Agreement.

          (b) Corporate Authority. No vote of the holders of the capital stock of Parent is necessary to approve this Agreement or the Memorandum of Understanding, either Merger or the other transactions

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     contemplated hereby. Parent, CPI Merger Sub and Company Merger Sub each has the requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Memorandum of Understanding and to consummate the Mergers and the other transactions contemplated hereby and no other corporate proceedings on the part of Parent, CPI Merger Sub and Company Merger Sub are necessary to authorize this Agreement and the Memorandum of Understanding or to consummate the transactions contemplated hereby. This Agreement has been duly adopted by the sole stockholder of CPI Merger Sub and has been duly adopted by the sole stockholder of Company Merger Sub, in each case in accordance with applicable Law and the applicable certificate of incorporation and bylaws of such corporations. Each of this Agreement and the Memorandum of Understanding has been duly and validly executed and delivered by Parent, CPI Merger Sub and Company Merger Sub and, assuming due authorization, execution and delivery by CPI and the Company, constitutes a legal, valid and binding agreement of Parent, CPI Merger Sub and Company Merger Sub enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (c) Governmental Filings; No Violations.

             (i) Other than the filings and/or notices (A) pursuant to Sections
        1.4 and 1.5, (B) pursuant to the HSR Act, (C) pursuant to the Exchange Act, (D) pursuant to any Environmental Laws, (E) pursuant to the European Community Merger Control Regulation, and (F) required to be made with any Governmental Entity in any jurisdiction outside the United States, no notices, reports or other filings are required to be made by Parent, CPI Merger Sub or Company Merger Sub with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent, CPI Merger Sub or Company Merger Sub from, any Governmental Entity, in connection with the execution and delivery of this Agreement by Parent, CPI Merger Sub or Company Merger Sub and the consummation by Parent, CPI Merger Sub and Company Merger Sub of the Mergers and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or impair the ability of Parent, CPI Merger Sub or Company Merger Sub to consummate the Mergers or the other transactions contemplated by this Agreement.

             (ii) The execution, delivery and performance of this Agreement and the Memorandum of Understanding by Parent, CPI Merger Sub and Company Merger Sub do not, and the consummation by Parent, CPI Merger Sub and Company Merger Sub of the Mergers and the other transactions contemplated hereby, will not constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or the comparable governing instruments of any of its Subsidiaries, or (B) a breach or violation of, or a default under, the termination (or right of termination), amendment (or right of amendment), cancellation (or right of cancellation) or acceleration of any obligations or a loss of a material benefit under, or the creation of a lien, liability, pledge, security interest, Claim or similar encumbrance on or the loss of any assets of Parent or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any Contract binding upon Parent or any of its Subsidiaries or, assuming compliance with the DGCL and all Laws requiring the filings and or notices described in Section 5.3(c)(i), any Law or governmental or non-governmental permit, concession, franchise or license to which Parent and its Subsidiaries is subject, except, in the case of clause B) above, for any breach, violation, default, termination (or right of termination), amendment (or right of amendment), cancellation (or right of cancellation) or acceleration, creation, change or loss that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or impair the ability of Parent, CPI Merger Sub or Company Merger Sub to consummate the Mergers or the other transactions contemplated by this Agreement.

          (d) Ownership of Shares. Except as contemplated by the CPI Merger, neither Parent nor any of its Subsidiaries beneficially owns or is the beneficial Owner of any CPI Shares or any Company Shares.

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          (e) Funds.  Parent has executed and delivered the commitment letter from Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. (the "Debt Commitment Letter") to provide to Parent (or to CPI Merger Sub or Company Merger Sub or another subsidiary of Parent), subject to the terms and conditions thereof, the amount of debt financing set forth in the Debt Commitment Letter that when funded, along with the Investor Equity (as hereinafter defined) will provide Parent with the funds necessary to consummate the Mergers and pay all fees, expenses and costs in connection with negotiation, execution and performance of the Agreement by Parent, CPI Merger Sub and Company Merger Sub. Parent has furnished copies of such Debt Commitment Letter to the Company and CPI. The financing to be provided thereunder is referred to herein as the "Debt Financing".

          (f) Financial Structure. (i) Parent and Company Merger Sub hereby represent that no less than $278 million of the total financing, to be incurred in connection with the Company Merger (the "Company Financing") will consist of contributions from MedPointe Capital Partners, L.L.C. of at least $10 million in equity, Carlyle Partners III, L.P. of at least $134 million in equity and a group comprised of Cypress Merchant Banking Partners II L.P., 55th Street Partners II L.P. and Cypress Merchant Banking II C.V. of at least $134 million in equity (collectively, the "Investor Equity").

                                   ARTICLE VI

                                   COVENANTS

     6.1. Interim Operations. (a) CPI covenants and agrees that, after the date hereof and prior to the CPI Merger Effective Time (unless Parent shall otherwise approve in writing, which approval shall not be unreasonably withheld or delayed, and except as set forth in Section 6.1(a) of the CPI Disclosure Letter, or as otherwise contemplated by this Agreement, the Asset Purchase Agreement or the Ancillary Agreements):

          (i) it shall conduct its business as a holding company for Company Shares in the ordinary course of business, consistent with past practice and comply in all material respects with all applicable Laws, including Environmental Laws;

          (ii) it shall not (A) issue, sell, pledge, dispose of or encumber any Company Shares; (B) amend its certificate of incorporation or bylaws except pursuant to the Recapitalization Amendment; (C) split, combine or reclassify its outstanding shares of capital stock, except pursuant to the Recapitalization Amendment; or (D) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock except pursuant to the Recapitalization Amendment;

          (iii) it shall not issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class or any CPI Voting Debt or any material property or assets except pursuant to the Recapitalization Amendment;

          (iv) it shall not incur any material liability or obligation or otherwise engage in any activity or take any action other than in furtherance of the consummation of the transactions pursuant to this Agreement in accordance with the provisions of this Agreement; provided, however, that prior to the due adoption of this Agreement by holders of the Company Shares constituting the Company Requisite Vote, CPI shall not be prohibited by this clause (iv) from providing information at the Company's request in response to a request therefor by a Person who has made an unsolicited bona fide written Acquisition Proposal pursuant to clause (B) of the proviso in Section 6.2(a) or from participating in negotiations or discussions by the Company with a Person pursuant to clause (C) of the proviso in Section 6.2(a);

          (v) it shall not change in any material respect any of the accounting principles or practices used by it, except as may be required as a result of a change in GAAP; and

          (vi) it shall not make any tax election without prior notice to Parent, except in the ordinary course of business; and

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          (vii) it shall not authorize or enter into an agreement to do any of the foregoing.

     (b) The Company covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the Company Merger Effective Time (unless Parent shall otherwise approve in writing, which approval shall not be unreasonably withheld or delayed, and except as otherwise contemplated by this Agreement, the Company Disclosure Letter, the Asset Purchase Agreement or the Ancillary Agreements):

          (i) it shall operate the business of it and its Subsidiaries (other than such portion as comprises the Business) only in the ordinary course of business, consistent with past practice and in material compliance with all applicable Laws, and, to the extent consistent with such operation, use commercially reasonable efforts to: (A) preserve the present business organization intact; and (B) preserve any beneficial business relationships with all customers, suppliers, Government Entities, and others having business dealings with the business of it and its Subsidiaries (other than such portion as comprises the Business);

          (ii) it shall maintain (A) the material assets of the Company and its Subsidiaries (other than the Purchased Assets) in such condition and repair consistent with past practice, and (B) insurance upon all of the material assets of the Company and its Subsidiaries (other than the Purchased Assets) and with respect to the conduct of the business of the Company and its Subsidiaries (other than the Business) in full force and effect, comparable in amount, scope, and coverage to that in effect on the date of this Agreement;

          (iii) it shall not (A) authorize, issue, deliver, sell, pledge, dispose of or encumber any capital stock owned by it in any of its Subsidiaries that are not Transferred Subsidiaries (as defined in the Asset Purchase Agreement); (B) amend its or its Subsidiaries' or certificate of incorporation or bylaws or equivalent organizational documents; (C) split, combine or reclassify (including causing the conversion of Class B Common Shares to Common Shares pursuant to Article FOURTH, Section 2(e)(1)(iii) of the certificate of incorporation of the Company) its or its Subsidiaries' outstanding shares of capital stock; (D) declare, set aside, make or pay any dividend payable in cash, stock, property or otherwise in respect of any capital stock other than dividends from its direct or indirect wholly owned Subsidiaries and other than, in the case of the Company, regular quarterly cash dividends not in excess of $0.08 per Company Share per quarter (paid to record holders of stock on a date set consistent with past practice); or (E) repurchase, redeem or otherwise acquire, except, in the case of the Company in each case set forth above, in connection with the Stock Plans, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

          (iv) neither it nor any of its Subsidiaries that are not Transferred Subsidiaries shall (A) issue, authorize, deliver, grant, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class or any Company Voting Debt (other than, in the case of the Company, Company Common Shares issuable pursuant to Company Options or Stock Awards outstanding on the date hereof under the Stock Plans); (B) lease or otherwise dispose of, or grant or sell any option or right to purchase that portion of the Company's business that does not include the Purchased Assets, except in the ordinary course of business, consistent with past practice; or (C) sell, assign, transfer, convey or otherwise dispose of any material asset or right of the Company or subject any of the assets of the Company (other than the Purchased Assets) to any further material lien, charge, license, mortgage, pledge, security interest or similar encumbrance (each, an "Encumbrance"), other than (i) Permitted Encumbrances (as defined in the Asset Purchase Agreement) (ii) as reflected, reserved or otherwise disclosed in the Audited Pro Forma Financial Statements, the Interim Pro Forma Financial Statements or the financial statements included in or incorporated by reference in the Company Reports filed prior to the date of this Agreement or (iii) in the ordinary course of business, consistent with past practice;

          (v) neither it nor any of its Subsidiaries shall terminate, establish, adopt, enter into, make any new grants or awards under, amend or otherwise modify, any Compensation and Benefit Plans or arrangement
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     that would be a Compensation and Benefit Plan if it were in effect on the date hereof, or pay or promise to pay, any bonus, profit-sharing or special compensation to the Employees or Directors or make any increase in the compensation or benefits payable or to become payable to any of such Employees or Directors, or hire, without the consent of Parent which consent shall not be unreasonably withheld, any employee who would be entitled to an annual base salary greater than $100,000, except (A) for changes that are required by applicable Law, (B) to satisfy obligations under the terms of any Compensation and Benefit Plan in effect as of the date hereof, (C) for increases in compensation that are made in the ordinary course of business consistent with past practice (which shall include normal periodic performance reviews and related compensation and benefit increases), which increases their effective dates for corporate officers are set forth in Section 6.1(b)(v) of the Company Disclosure Letter and (D) for employment arrangements for or grants of awards, other than equity-based awards, to newly hired employees (hired in accordance with this paragraph) in the ordinary course of business consistent with past practice; provided, however, that nothing in this clause (v) shall permit any action that would otherwise be prohibited by clause (iv)(A) above;

          (vi) except in the ordinary course of business consistent with past practice or in connection with the Assets Purchase, neither it nor any of its Subsidiaries shall enter into or terminate any Company Contract, or make any change in any of its Company Contracts;

          (vii) neither it nor any of its Subsidiaries shall make any tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated without prior notice to Parent, except in the ordinary and usual course of business or in connection with the Assets Purchase;

          (viii) neither it nor any of its Subsidiaries shall (A) acquire (by merger, consolidation or acquisition of stock or assets) or sell (by merger, consolidation or sale of stock or assets) any corporation, partnership or other business organization or division thereof or any assets in each case, which are material to the Company and its Subsidiaries taken as a whole other than in connection with the Assets Purchase, (B) incur any long-term indebtedness for money borrowed or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans, advances or capital contributions to, or investments in any other person (other than a Subsidiary or Transferred Subsidiary of the Company or in connection with the Assets Purchase), in each case, other than (x) in the ordinary course of business consistent with past practice or (y) any letter of credit entered into in the ordinary course of business consistent with past practice, (C) authorize any new capital expenditures which are, in the aggregate, in excess of $500,000 other than unforeseen capital expenditures that may be necessary to operate the business consistent with past practice or (D) authorize any new commitments for taurolidine spending which are, in the aggregate, in excess of $500,000 (it being understood that commitments made prior to the date hereof with respect to pre-clinical work or clinical studies are not covered by these limitations);

          (ix) neither it nor any of its Subsidiaries shall change in any material respect any of the accounting principles or practices used by it, except as may be required as a result of a change in SEC guidelines or GAAP;

          (x) neither it nor any of its Subsidiaries shall pay, discharge or satisfy any liabilities or Obligations, other than any payment, discharge or satisfaction (A) in the ordinary course of business consistent with past practice, (B) in accordance with the terms of any such liabilities or Obligations, (C) which does not involve an amount in excess of $100,000, or
     (D) as set forth in Section 6.1(b)(x) of the Company Disclosure Letter;

          (xi) neither it nor any of its Subsidiaries shall settle or compromise any litigation pending against the Company (whether or not commenced prior to the date of this Agreement) other than settlements or compromises of litigation or where the amount paid (less the amount reserved for such matters by the Company or covered by insurance) in settlement or compromise in each case does not exceed $100,000 or $500,000 in the aggregate;

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          (xii) neither it nor any of its Subsidiaries shall effectuate a "plant closing" or "mass layoff," as those terms are defined in WARN or any state or local law, affecting in whole or in part any site of employment, facility, operating unit or employee;

          (xiii) neither it nor any of its Subsidiaries shall adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization, merger or other reorganization of the Company or any of its Subsidiaries (other than the Mergers and the Assets Purchase);

          (xiv) neither it nor any of its Subsidiaries shall involuntarily separate any Employee from employment with the Company without due cause; and

          (xv) neither it nor any of its Subsidiaries shall authorize or enter into an agreement to do any of the foregoing.

     (c) The provisions of this Section 6.1 notwithstanding, nothing in this Agreement shall be construed or interpreted to prevent the Company or any Subsidiary from (i) entering into the Asset Purchase Agreement and the Ancillary Agreements or complying with any of the terms thereof (ii) subject to Section 8.8, of the Asset Purchase Agreement making, accepting or settling intercompany advances to, from or with one another; (iii) subject to Section 6.21(b), causing any Subsidiary to pay or distribute to the Company all cash, money market instruments, bank deposits, certificates of deposit, other cash equivalents, marketable securities and other investment securities then owned or held by such Subsidiary; (iv) subject to Section 6.21(b), causing any Subsidiary which owns or holds any Purchased Assets to transfer such assets to the Company or its nominee prior to the Closing by means of a dividend, distribution in kind or other transfer without consideration; or (v) subject to Section 6.21(b), engaging in any other transaction incident to the normal cash management procedures of the Company and its Subsidiaries, including, without limitation, short-term investments in bank deposits, money market instruments, time deposits, certificates of deposit and bankers' acceptances and borrowings for working capital purposes and purposes of providing additional funds to Subsidiaries made, in each case, in the ordinary course of business, consistent with past practice; provided, however, that neither the Company nor any of its Subsidiaries may take any action pursuant to this Section 6.1(c) to the extent such action would have a material adverse effect on the Tax liability of the Company or any of its Subsidiaries without the prior written consent of Parent, which shall not be unreasonably withheld or delayed.

     6.2. Acquisition Proposals. (a) The Company agrees that neither it nor any Subsidiary of the Company nor any of their respective officers or directors shall, and that it shall direct and use its best efforts to cause its and such Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of the Company's Subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase, or similar transaction involving (A) more than 15% of the consolidated assets of the Company primarily related to the Business (a "Consumer Products Acquisition Proposal"); (B) more than 15% of the consolidated assets of the Company other than assets primarily related to the Business (such assets, the "Healthcare Business" and such a proposal, a "Healthcare Acquisition Proposal"); or (C) more than 15% of the outstanding equity securities of the Company or more than 15% of each of the consolidated assets related to the Business and the consolidated assets related to the Healthcare Business (a "Company Acquisition Proposal", any Consumer Products Acquisition Proposal, Healthcare Acquisition Proposal or Company Acquisition Proposal being referred to as an "Acquisition Proposal"); (ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal (including by entering into any letter of intent or similar document or any contract, agreement or commitment with any Person making such an Acquisition Proposal) or
(iii) approve, endorse or recommend any Acquisition Proposal; provided, however, that, prior to the due adoption of this Agreement by holders of Company Shares constituting the Company Requisite Vote, nothing contained in this Agreement shall prevent the Company, its directors, officers, agents or other representatives from (A) complying with its disclosure obligations under federal or state law; (B) providing information in response to a request therefor by a Person who has made an

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unsolicited bona fide written Acquisition Proposal if the Board of Directors receives from the Person so requesting such information an executed confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement (as defined in Section 9.7), it being understood that such confidentiality agreement will not prohibit the making of an Acquisition Proposal; (C) engaging in any negotiations or discussions with any Person who has made an unsolicited bona fide written Acquisition Proposal or entering into an agreement with such Person solely with respect to the payment by such Person of amounts payable to Parent pursuant to Section 8.5(b) hereof or to Assets Buyer pursuant to Section 11.5(b) of the Asset Purchase Agreement; or
(D) approving, endorsing or recommending such an Acquisition Proposal to the stockholders of the Company (which, in the case of a Healthcare Acquisition Proposal or Company Acquisition Proposal, shall be deemed to be a withdrawal or modification of the recommendation of this Agreement by the Board of Directors of the Company) or, following the termination of the Asset Purchase Agreement pursuant to Section 11.3(a) thereof, entering into an agreement with a Person who has made an unsolicited bona fide written Consumer Products Acquisition Proposal with respect to such Consumer Products Acquisition Proposal, if and only to the extent that, (i) in each such case referred to in clause (B), (C) or
(D) above, the Board of Directors of the Company determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in light of such Acquisition Proposal and the terms of this Agreement, be inconsistent with the fiduciary duties of the directors under applicable Law and
(ii) (x) in the case of clauses (B) and (C) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that taking the actions permitted pursuant to such clauses with respect to such Acquisition Proposal could reasonably be expected to result in a Superior Proposal, assuming such Acquisition Proposal is consummated and (y) in the case referred to in clause (D) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal is a Superior Proposal. A Consumer Products Acquisition Proposal is a "Superior Proposal" if (i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by stock acquisition or otherwise) acquisition by a third party of all or substantially all of the consolidated assets of the Company primarily related to the Business and (ii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the Mergers pursuant hereto, will be more favorable to the Company's stockholders from a financial point of view than the Assets Purchase, taken together with such Mergers and, for purposes of the determination to be made in clause (D) above, in the good faith judgment of the Board of Directors of the Company, it is reasonably likely to be financed by such third party. A Healthcare Acquisition Proposal is a "Superior Proposal" if (i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves the direct or indirect (by merger, stock acquisition or otherwise) acquisition by a third party of the Healthcare Business and (ii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal, together with the consummation of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement, will be more favorable to the Company's stockholders from a financial point of view than the Mergers, taken together with the Assets Purchase and such other transactions and, for purposes of the determination to be made in clause (D) above, in the good faith judgment of the Board of Directors of the Company, it is reasonably likely to be financed by such third party. A Company Acquisition Proposal is a "Superior Proposal" if
(i) the transaction (or series of transactions) pursuant to such Acquisition Proposal involves a third party unaffiliated with CPI acquiring, directly or indirectly, not less than a majority of the outstanding Company Shares (by merger, stock acquisition or otherwise) or acquiring, directly or indirectly, all or substantially all of the consolidated assets of the Company, (ii) such transaction (or series of transactions) is reasonably likely to be consummated and (iii) the consummation of such transaction (or series of transactions) pursuant to such Acquisition Proposal will be more favorable to the Company's stockholders from a financial point of view than the combined effect of the Assets Purchase and the Mergers. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. The Company agrees that it will notify Parent immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives.

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     (b) In the event the Company terminates the Asset Purchase Agreement pursuant to Section 11.3 thereof in order to enter into an agreement with respect to a Consumer Products Acquisition Proposal that constitutes a Superior Proposal, Parent, Company Merger Sub and CPI Merger Sub shall be required to accept (i) the buyer of the Business pursuant to such agreements as a replacement "Assets Buyer" (the "Substitute Assets Buyer") for purposes hereof and (ii) such agreement as a replacement "Asset Purchase Agreement" (such agreement and any related agreements, collectively, the "Substitute APA") for purposes hereof if such Substitute Assets Buyer and Substitute APA would not, in the good faith judgment of Parent (as compared with the Asset Purchase Agreement and the agreements entered into in connection therewith) materially and adversely affect either Parent's rights or obligations hereunder and under the agreements executed and delivered in connection herewith (including the voting agreement with CPI and the indemnification agreement and voting agreement with certain stockholders of CPI) or the Company's rights or obligations hereunder (provided that any term or provision of the Substitute APA that creates liabilities or obligations on the part of the Company that will be discharged or satisfied prior to the Closing or will be an Assumed Liability (as defined in the Asset Purchase Agreement) under the Asset Purchase Agreement will not, for purposes of the foregoing, be deemed to materially and adversely affect the Company's rights or obligations hereunder), taking into account all relevant factors, including the terms and conditions of the Substitute APA and the financial position of the Substitute Assets Buyer. If the Company should notify Parent that it intends, subject to not receiving a Section 6.2(b) Notice (as hereinafter defined), to terminate the Asset Purchase Agreement pursuant to
Section 11.3(a) thereof in order to enter into a Substitute APA pursuant to
Section 11.3(a) and, prior to, or at the time of delivery of such notice, provides Parent with a draft of such Substitute APA, Parent will notify the Company (the "Section 6.2(b) Notice") within three business days of such notice (not counting the day of receipt) whether, in the exercise of its good faith judgment, such Substitute APA with the Substitute Assets Buyer would have any of the material adverse effects described above. If Parent does not provide a
Section 6.2(b) Notice within such three-day period, Parent shall be deemed to accept the Substitute Assets Buyer and the Substitute APA. For purposes of this Agreement, upon execution and delivery by the Company of the Substitute APA, all references herein to the "Assets Purchase" and the "Asset Purchase Agreement" shall become references to such Substitute APA. It is further agreed that the giving by the Company to Assets Buyer of the notice that it intends to terminate this Agreement pursuant to Section 8.3(a) in order to enter into a Substitute Merger Agreement (as defined in the Asset Purchase Agreement) and the drafts, documents and information contemplated by Section 8.11(c) of the Asset Purchase Agreement shall not, in and of itself, provide Parent a right to terminate under
Section 8.4 of this Agreement.

     6.3. Stockholder Approvals. (a) (i) Subject to fiduciary obligations under applicable Law, the Board of Directors of the Company shall recommend approval of the transactions contemplated by this Agreement to the holders of Company Shares and (ii) the Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all actions necessary to convene a meeting of stockholders to vote on the Company Merger as promptly as practicable.

     (b) CPI will take, in accordance with applicable Law, its certificate of incorporation and bylaws, all actions necessary to convene a meeting of stockholders (to be held or taken prior to the time of the meeting of stockholders of the Company referred to in Section 6.3(a)) to vote on (or to take action by written consent approving) the CPI Merger and the Recapitalization Amendment as promptly as practicable.

     6.4. Proxy Statement. The Company shall prepare and file with the SEC a proxy or consent statement with respect to the solicitation of consents or proxies relating to the Mergers and the Assets Purchase (the "Proxy Statement") as promptly as practicable and promptly thereafter mail the Proxy Statement to the holders of Company Shares. CPI, the Company and Parent each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Company's Proxy Statement and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Requisite Vote, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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     6.5. Filings; Other Actions; Notification.

          (a) CPI, the Company and Parent shall cooperate with each other and shall use their respective reasonable best efforts to take or cause to be taken all appropriate actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Mergers and the Assets Purchase as promptly as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Mergers. Subject to applicable Laws and the terms of any relevant agreements with third parties relating to the exchange of information, Parent and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Parent, CPI or the Company, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Mergers and the Assets Purchase. In exercising the foregoing right, each of CPI, the Company and Parent shall act reasonably and as promptly as practicable.

          (b) CPI, the Company and Parent, CPI Merger Sub and Company Merger Sub each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, or any other statement, filing, notice or application made by or on behalf of Parent, CPI, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Mergers.

          (c) CPI, the Company and Parent, CPI Merger Sub and Company Merger Sub each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notice or other communications received by Parent, CPI or the Company, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Entity with respect to the Mergers and the Assets Purchase (to the extent such notice would have any material effect on Parent); provided, however, that in respect of any communication to or from any Governmental Entities relating to the Mergers, each Party shall afford the other Party with advance notice of, and a meaningful opportunity to participate in, any such communications, including, without limitation, a right to attend, with advisors present, any meetings (telephonic or in person) with such Governmental Entities.

          (d) Without limiting the generality of the undertakings pursuant to this Section 6.5, the Company (in the case of clauses (i) and (iii)) and Parent, CPI Merger Sub and Company Merger Sub (in all cases set forth below) agree to take or cause to be taken the following actions: (i) provide promptly to any and all federal, state, local or foreign courts or Governmental Entities with jurisdiction over enforcement of any applicable antitrust laws (each, a "Government Antitrust Entity") information and documents requested by any Government Antitrust Entity or necessary, proper or advisable to permit consummation of the Mergers; (ii) the proffer by Parent of its willingness to sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, such assets, categories of assets or businesses of the Company or Parent or either's respective Subsidiaries (and to enter into agreements with the relevant Government Antitrust Entity giving effect thereto) no later than 90 days from the date of this Agreement if such action should be reasonably necessary or advisable to avoid the commencement of a proceeding to delay, restrain, enjoin or otherwise prohibit consummation of the Mergers by any Government Antitrust Entity; and (iii) take promptly, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the Mergers in accordance with the terms of this Agreement unlawful or that would prevent or delay consummation of the Mergers, any and all reasonable steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (ii) of this paragraph) necessary to vacate, modify or suspend such injunction or order so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.
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          (e) Without limiting the generality of Section 6.5(a), the Company agrees to provide, and shall cause its Subsidiaries and shall use its reasonable best efforts to cause its and their respective officers, employees and advisors, including KPMG, to provide, reasonable assistance to Parent in connection with the completion of the Debt Financing contemplated in the Debt Commitment Letter to be consummated contemporaneously with or at or after the Closing in respect of the transactions contemplated in this Agreement; provided, however, that the foregoing does not require the executive officers of the Company to travel outside New York City.

          (f) Without limiting the generality of Section 6.5(a), Parent hereby agrees to use its reasonable best efforts to enter into definitive documentation with respect to the Debt Financing as provided for in the Debt Commitment Letter on substantially the same terms reflected in the Debt Commitment Letter, including using its reasonable best efforts to satisfy all conditions applicable to Parent in such definitive agreements. Parent hereby further agrees to use its reasonable best efforts to negotiate substantially complete forms (subject to customary review and comment by the banks in the syndicate group) of definitive agreements with respect thereto prior to the mailing of the Proxy Statement (although signing may be delayed until a later date). Parent will keep the Company informed on a regular ongoing basis of the status of the efforts to obtain such Debt Financing. In the event any portion of such Debt Financing becomes unavailable in the manner or from the sources originally contemplated, Parent will use its reasonable best efforts to obtain any such portion from alternative sources on substantially comparable terms, if available, or if not substantially comparable, on terms and conditions reasonably satisfactory to Parent.

     6.6. Access. Upon reasonable notice, and except as may otherwise be required by applicable Law or the terms of any relevant agreements with third parties, CPI and the Company shall (and the Company shall cause its Subsidiaries to) afford Parent's officers, employees, counsel, accountants and other authorized representatives ("Representatives") reasonable access, during normal business hours throughout the period prior to the Company Merger Effective Time, to their respective properties, books, Contracts and records, management and other employees and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly Parent with all information concerning its business, properties and personnel as Parent or its Representatives may reasonably request, provided that no investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by CPI or the Company and provided, further, that the foregoing shall not require CPI or the Company to permit any inspection, or to disclose any information, in the reasonable judgment of CPI or the Company, as the case may be, would result in the disclosure of any trade secrets of third parties or violate any obligation of CPI or the Company with respect to confidentiality if CPI or the Company, as the case may be, shall have used reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section shall be directed to an executive officer of CPI or the Company, as the case may be, or such Person as may be designated by any such officer. All such information shall be governed by the terms of the Confidentiality Agreement (as defined in Section 9.7).

     6.7. Stock Exchange De-listing. The Surviving Company shall use its reasonable best efforts to cause the Company Shares to be de-listed from the New York Stock Exchange and de-registered under the Exchange Act as soon as practicable following the Company Merger Effective Time.

     6.8. Assets Purchase.

          (a) The Company shall not (i) amend or modify the Asset Purchase Agreement as in effect on the date hereof or the Ancillary Agreements or grant any waiver with respect to the Asset Purchase Agreement or the Ancillary Agreements in a manner that materially and adversely affects either Parent's rights or obligations hereunder or under the Ancillary Agreements or the Company's rights or obligations thereunder or under the Ancillary Agreements (provided that an amendment or modification to the Asset Purchase Agreement that creates liabilities or obligations on the part of the Company that will be discharged or satisfied prior to Closing or will be an Assumed Liability under the Asset Purchase Agreement will not be deemed to materially and adversely affect the rights or obligations of the Company) (ii) terminate the Asset Purchase Agreement pursuant to
     Section 11.1 without the prior

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     consent of Parent, which shall not be unreasonably withheld, delayed or conditioned in the case of clause (ii) or (iii) terminate the Asset Purchase Agreement to accept a Consumer Products Acquisition Proposal unless such proposal is with a Substitute Assets Buyer that constitutes a Substitute APA.

          (b) Parent, CPI Merger Sub and Company Merger Sub will cooperate with the Company in causing the Closing contemplated by the Asset Purchase Agreement and the Closing contemplated by this Agreement to occur and be effected on the same date and the Closing contemplated by this Agreement to immediately follow the Closing contemplated by the Asset Purchase Agreement; it being understood and agreed that the Asset Purchase Agreement will not be consummated until all conditions to Closing in the Asset Purchase Agreement and this Agreement and the conditions to the extension of financing by all respective financing sources (both equity and debt) have been satisfied or waived and the parties to such agreements and their respective financing sources (both equity and debt) have entered into an appropriate agreement satisfactory to the Company (the "Closing Agreement") to such effect, and Parent, CPI Merger Sub and Company Merger Sub agree that once the Closing contemplated by the Asset Purchase Agreement is consummated in accordance with the terms thereof and in accordance with this Section 6.8(b), all conditions to Closing under this Agreement shall irrevocably be deemed satisfied or waived.

          (c) Parent and its affiliates shall not directly or indirectly (through affiliates or otherwise), individually or as a group, enter into any agreement or other arrangement with any party to the Asset Purchase Agreement that would obligate any party to the Asset Purchase Agreement to refuse or otherwise fail to cooperate with the Company and its representatives or obligate any party to the Asset Purchase Agreement to oppose or otherwise act to thwart the Company's efforts to (i) negotiate with respect to a Healthcare Acquisition Proposal or (ii) enter into a Healthcare Acquisition Proposal that is a Superior Proposal.

     6.9. Publicity. The initial press release concerning this Agreement and the Mergers shall be a press release, approved in advance by the Company and Parent, and thereafter the Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Mergers and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Laws or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service on which the securities of the Company or Parent are listed or quoted in which case the party required to make the release shall use reasonable efforts to allow the other party reasonable time (recognizing the disclosure obligation imposed by federal securities laws) to comment on such release in advance of such issuance, it being understood that the final form and content of any such release, to the extent so required, shall be at the final discretion of the disclosing party.

     6.10. Benefits.

          (a) Stock Options.

          As soon as practicable after the date hereof, the Company (or the appropriate administrative body) shall take any necessary actions (including seeking any required employee consents) so that, at the Company Merger Effective Time, each then outstanding option granted under the Stock Plans to purchase Company Shares (a "Company Option"), whether vested or unvested, shall be canceled, with the holder thereof receiving from the Company at the Closing an amount of cash equal to the product of (x) the amount, if any, by which the Company Merger Consideration exceeds the exercise price per Share subject to such Company Option (whether vested or unvested) and (y) the number of Company Shares issuable pursuant to the unexercised and outstanding portion of such Company Option, less any required withholding of taxes. The Company has provided to Parent a schedule of the exercise price for each Company Option outstanding on the date hereof.

          (b) Stock Awards. As soon as practicable after the date hereof, the Company (or the appropriate administrative body) shall take any necessary actions (including seeking any required employee

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     consents) so that, at the Company Merger Effective Time, each deferred stock award and restricted stock award ("Stock Award") outstanding under the 1996 Long Term Incentive Plan shall be fully vested and shall be canceled with the holder thereof receiving from the Company at the Closing an amount of cash equal to (i) all accrued but unpaid dividends with respect thereto and (ii) the product of (A) the Company Merger Consideration and (B) the number of Company Shares covered by such Stock Award, less any required tax withholding.

          (c) Employee Benefits. Parent agrees that, during the period commencing at the Company Merger Effective Time and ending on June 30, 2002, the employees of the Company (other than employees who are primarily employed in the Business ("Available Employees")) (the "Continuing Employees") will continue to be provided with benefits under employee benefit plans (other than plans involving the issuance of equity) that are no less favorable in the aggregate than the benefits currently provided by the Company and its Subsidiaries to such employees under the Compensation and Benefit Plans listed in Section 5.2(i) of the Company Disclosure Letter (excluding such Plans that provide equity-based compensation and the programs for executive automobile leasing described in Section 6.1(b)(v) of the Company Disclosure Letter); provided, however, that Employees covered by a collective bargaining agreement shall not be subject to the foregoing sentence, but shall be subject to the applicable collective bargaining agreement.

          (d) Service and Assumption of Plan Obligations. In addition to the obligations set forth in Section 6.10(c), following the Company Merger Effective Time, Parent shall cause service by the Continuing Employees with the Company and its Subsidiaries (and any predecessor entities) to be taken into account for purposes of eligibility to participate, eligibility to commence benefits, vesting, severance and vacation entitlement under any benefit plans of Parent or its Subsidiaries in which such Continuing Employees are entitled to participate (including the Surviving Company) to the same extent such service is credited pursuant to the comparable Compensation and Benefit Plan listed in Section 5.2(i) of the Company Disclosure Letter, except to the extent such credit would cause duplication of benefits. From and after the Company Merger Effective Time, Parent shall
     (i) to the extent satisfied or inapplicable under similar Compensation and Benefit Plans that are listed in Section 5.2(i) of the Company Disclosure Letter, cause to be waived any pre-existing condition limitations under benefit plans of Parent or its Subsidiaries in which employees of the Company or its Subsidiaries participate and (ii) cause to be credited to any deductible or out-of-pocket expense of Parent's plans any deductibles and out-of-pocket expenses incurred by such employees and their beneficiaries and dependents during the portion of the calendar year prior to participation in the benefit plans provided by Parent and its Subsidiaries. Parent and the Company acknowledge that the transactions contemplated by this Agreement and the Asset Purchase Agreement shall, to the extent applicable, be a "change-in-control" of the Company with respect to all participants under the Compensation and Benefit Plans listed in
     Section 5.2(i) of the Company Disclosure Letter. Parent shall, and shall cause the Surviving Company to assume and agree to perform all employee benefit obligations to current and former employees under the Compensation and Benefit Plans in accordance with their terms (including, to the extent not prohibited under the terms of the Compensation and Benefit Plans, the right to amend or terminate such Compensation and Benefit Plan).

          (e) Severance Pay. Parent shall provide severance pay to Continuing Employees (other than Employees covered by collective bargaining agreements) in accordance with the severance plan set forth in Section 6.10(e) of the Company Disclosure Letter and Parent agrees that the Company shall make the payments contemplated by Section 6.1(b)(v)(I) of the Company Disclosure Letter at the Closing or, for certain executives, such later time as provided therein.

          (f) Payment of Bonuses. At the first to occur of (i) such Continuing Employee's termination of employment (for any reason other than for cause (determined in accordance with the Company's historical practices) or (ii) the date on which the 2002 fiscal year bonus is paid, the Company shall pay to each Continuing Employee (whose employment or other agreement does not otherwise provide for such payment) a payment equal to a pro-rata portion of such Employee's target bonus, if any, under the Company's annual incentive bonus plan(s) in which such employee is a participant for the period from
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     April 1, 2001 until the Closing, which payment shall be a minimum bonus guarantee with respect to the fiscal year 2002 bonus.

          (g) Additional Benefit Matters. Prior to the Closing, the Company shall provide Parent a list of and true and correct copies of any Compensation and Benefit Plans that were not listed in Section 5.2(i) of the Company Disclosure Letter. At the Closing, Parent shall deliver executed letters in the same form as are attached as Exhibit A hereto addressed to the recipients described therein.

     6.11. Expenses. (a) The Surviving Company shall pay all charges and expenses, including those of the Paying Agent in connection with the transactions contemplated in Article IV and any transfer taxes, conveyance taxes and sales taxes, if any, payable in connection with the consummation of the Mergers. Except as otherwise provided in Section 8.5(b), whether or not the Mergers are consummated, all costs and expenses incurred in connection with this Agreement and the Mergers and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense.

     (b) Notwithstanding the provisions of Section 6.11(a), in the event that the Asset Purchase Agreement is terminated and the Company reimburses the expenses of Assets Buyer pursuant to Section 12.2(b) of the Asset Purchase Agreement, then the Company may terminate this Agreement and promptly, but in no event later than two days after the date of such termination, pay all of the charges and expenses incurred by Parent in connection with this Agreement and the transactions contemplated herein up to a maximum amount of $2,500,000, payable by wire transfer of same day funds.

     6.12. Indemnification; Directors' and Officers' Insurance. (a) Following the Closing Date, Parent shall, and Parent shall cause the Surviving Company to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law provided the Person to whom expenses are advanced provides any undertaking required by applicable law to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer, employee and agent of the Company and the Company's current and former Subsidiaries (collectively, the "Indemnified Parties") against any reasonable costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred by such director, officer, employee or agent acting in such capacity in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Company Merger Effective Time, including the Mergers, the Assets Purchase and the other transactions contemplated by this Agreement and the Asset Purchase Agreement.

     (b) Any Indemnified Party wishing to claim indemnification under paragraph
(a) of this Section 6.12, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Surviving Company thereof, but the failure to so notify shall not relieve any party hereto of any liability or obligation it may have to such Indemnified Party if such failure does not materially prejudice the indemnifying party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Company Merger Effective Time), (i) Parent or the Surviving Company shall have the right to assume the defense thereof and neither Parent nor the Surviving Company shall be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Parent and the Surviving Company elect not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Parent, the Surviving Stockholder or the Surviving Company and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them, and Parent or the Surviving Company shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that Parent and the Surviving Company shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with an actual or potential conflict of interest, (ii) the Indemnified Parties will cooperate in the defense of any such matter and (iii) neither Parent nor the Surviving Company shall be liable for any settlement effected without its prior written consent; and provided, further, that none of the parties hereto shall have any obligation

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hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

     (c) The Surviving Company shall maintain the Company's existing officers' and directors' liability insurance with existing policy limits ("D&O Insurance") for a period of six years after the Company Merger Effective Time; provided, however, that if the annual premium therefor is in excess of 200% of the last annual premium paid prior to the date of this Agreement (on an annualized basis) or if the existing D&O Insurance expires, is terminated or canceled during such six-year period, the Surviving Company will use its best efforts to obtain as much D&O Insurance as can be obtained for the remainder of such period for a premium not in excess (on an annualized basis) of 200% of the last annual premium paid prior to the date of this Agreement. Notwithstanding any contrary provision of this Agreement, prior to the Company Merger Effective Time, the Company may, with the consent of Parent which consent shall not be unreasonably withheld, purchase insurance coverage extending for a period of six years the Company's directors' and officers' liability insurance coverage in effect as of the date hereof (covering past or future claims with respect to periods prior to and including the Company Merger Effective Time, including, with respect to the Mergers, the Assets Purchase and the other transactions contemplated by this Agreement and the Asset Purchase Agreement); provided that the aggregate premium payable for such insurance shall not exceed 250% of the last annual premium paid for such coverage prior to the date hereof.

     (d) The Surviving Company will provide at the Closing to each person who is an officer or director of the Company immediately prior to the Company Merger Effective Time a copy of a certificate or certificates of insurance (i) evidencing that it possesses such D&O Insurance at policy limits in effect at Closing and (ii) providing that said D&O Insurance cannot be canceled except after ten days prior written notice to said officers and directors; provided, however, that if such D&O Insurance is canceled or terminated during the six-year period after the Company Merger Effective Time, the Surviving Company shall promptly provide the aforesaid officers and directors with a new certificate or certificates of insurance regarding such new D&O Insurance obtained for the remained of such six-year period.

     (e) Parent and CPI Merger Sub agree that all rights to indemnification existing in favor of the present or former directors, officers, employees or agents of the Company or any of the Company's current or former Subsidiaries, respectively, as provided for in the certificate of incorporation or bylaws of the Company, as in effect as of the date hereof, or as provided for in other agreements which have been made available to Parent to which the Company is a party, as in effect as of the date hereof, with respect to matters occurring prior to and as of the Company Merger Effective Time shall survive the Mergers and shall continue in full force and effect for a period of not less than the statutes of limitations applicable to such matters, and Parent agrees to cause the Surviving Stockholder or the Surviving Company, as the case may be, or another of Parent's Subsidiaries, to comply fully with its obligations hereunder and thereunder.

     (f) If Parent, the Surviving Stockholder, the Surviving Company or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent, the Surviving Stockholder or the Surviving Company, as the case may be, shall assume all of the obligations set forth in this Section.

     (g) The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

     6.13. Takeover Statute. If any Takeover Statute is or may become applicable to the Mergers or the other transactions contemplated by this Agreement, CPI, the Company and their respective boards of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or by the Mergers and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

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     6.14. Parent Vote.  Parent shall vote (or consent with respect to) or cause to be voted (or a consent to be given with respect to) any Company Shares and any shares of common stock of CPI Merger Sub or Company Merger Sub beneficially owned by it or any of its affiliates or with respect to which it or any of its affiliates has the power (by agreement, proxy or otherwise) to cause to be voted (or to provide a consent), in favor of the adoption and approval of this Agreement and the Mergers at any meeting of stockholders of the Company, CPI Merger Sub or Company Merger Sub, respectively, at which this Agreement shall be submitted for adoption and approval and at all adjournments or postponements thereof (or, if applicable, by any action of stockholders of any of the Company, CPI Merger Sub or Company Merger Sub by consent in lieu of a meeting).

     6.15. Recapitalization. Immediately prior to the CPI Merger Effective Time, CPI shall cause the Recapitalization Amendment to be duly filed with the Secretary of State of the State of Delaware and the Recapitalization thereby shall be effective prior to the CPI Merger Effective Time.

     6.16. Return of Information. If for any reason whatsoever the transactions contemplated by this Agreement are not consummated, Parent, CPI Merger Sub and Company Merger Sub shall promptly return to the Company or, if requested by the Company, destroy (and if requested by the Company, Parent shall execute and deliver to the Company a certificate confirming that all such materials have been destroyed) all books, contracts, records and data room contents and other written information and all copies or summaries thereof furnished by the Company or its Subsidiaries or any of their respective agents, employees, or representatives (including all copies, if any, thereof), and shall not use or disclose the information contained in such books and records or other documents for any purpose or make such information available to any other entity or person.

     6.17. FIRPTA. The Company shall have delivered to CPI on or prior to the Closing a certificate, duly executed and acknowledged, certifying that the Company is not a "U.S. real property holding corporation" within the meaning of
Section 897 of the Code, such certification to be in the form contemplated by Treasury Regulation Section 1.1445-2(c). CPI shall have delivered to Parent on or prior to Closing a certificate, duly executed and acknowledged, certifying that CPI is not a "U.S. real property holding corporation" within the meaning of
Section 897 of the Code, such certification to be in the form contemplated by Treasury Regulation Section 1.1445-2(c).

     6.18. Debt Financing. Parent further covenants and agrees to use its reasonable best efforts to (i) provide the Company and its advisors, on a current basis, drafts and final versions of the documents related to the Debt Financing, with an opportunity to comment thereon and (ii) assure that any conditions to funding the Debt Financing relating to loan syndication are satisfied at or prior to the time that all other conditions to effect the Mergers hereunder can be satisfied.

     6.19. Inventory Build Out. The Company will cooperate with Parent and use its commercially reasonable efforts to (a) get Soma Products qualified for production at the Company's Decatur, Illinois manufacturing and distribution facility under the Food and Drug Administration's "changes being effected" standard; (b) increase the production of Soma, Soma Compound and Soma Compound with Codeine (collectively, the "Soma Products") at the Company's Cranbury, New Jersey manufacturing and distribution facility as set forth in Section 6.19 of the Company Disclosure Letter; and (c) issue one or more purchase orders for carisoprodol and other material sufficient to produce the Soma Products as set forth in Section 6.19 of the Company Disclosure Letter.

     6.20. Payment of CPI Indebtedness and Obligations. All Indebtedness and obligations of CPI including, without limitation, the costs of the appraiser hired by CPI to assist it in performing the Recapitalization and legal counsel in connection herewith, shall be assumed (with a release in favor of CPI from the lender or other obligee) or repaid by the CPI Stockholders at or prior to the CPI Merger Effective Time.

     6.21. Carter-Horner Dividend; No Transferred Subsidiaries Funding. (a) In connection with the transactions contemplated by this Agreement and the Asset Purchase Agreement, prior to the Closing, the Company will cause Carter-Horner, Inc. ("CHI"), a Canadian corporation and wholly owned subsidiary of the Company, to dividend to the Company all cash, cash equivalents and short-term investments on hand, less

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applicable withholding taxes, in excess of $1,000,000, and such dividend shall be taken into account in calculating the Adjusted After Tax Proceeds Amount using the same methodology that was used to calculate the After Tax Proceeds Amount (as reflected in Section 4.5 of the Company Disclosure Letter).

     (b) Other than the dividend required pursuant to Section 6.21(a) above and the renewal of the terms of the intercompany loan from CHI to Sofibel that otherwise would become payable in August 2001, prior to the Closing, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly (i) cause or permit CHI to distribute or otherwise provide cash, cash equivalents or short-term investments to the Company or any Subsidiary of the Company, including any Transferred Subsidiary or (ii) contribute or agree to contribute capital to any Transferred Subsidiary (other than cash contributed or agreed to be contributed by one Transferred Subsidiary (other than CHI) to another Transferred Subsidiary).

     (c) The Company shall not declare, set aside, make or pay any dividend on the Closing Date.

     6.22. Sofibel. None of the Company, Sofibel or any successor entity will take any action that would result in Sofibel or any successor entity being classified as other than a corporation for United States federal income tax purposes.

     6.23. Fund Agreement. At or prior to the CPI Merger Effective Time, Parent shall execute and deliver to CPI, with a copy thereof to the Company, the fund agreement contemplated by Section 7 of the Indemnification Agreement (the "Fund Agreement").

                                  ARTICLE VII

                                   CONDITIONS

     7.1. Conditions to Each Party's Obligation to Effect the Mergers. The respective obligation of each party to effect the Mergers is subject to the satisfaction or waiver at or prior to the CPI Merger Effective Time of each of the following conditions (other than with respect to Section 7.1(b), which shall not be a condition for CPI):

          (a) Assets Purchase. The Closing contemplated by the Asset Purchase Agreement shall have occurred.

          (b) Recapitalization. The Recapitalization Amendment shall have been duly filed with the Secretary of State of the State of Delaware.

          (c) Stockholder Approval. This Agreement shall have been duly adopted by holders of Company Shares constituting the Company Requisite Vote.

          (d) Regulatory Consents. The waiting periods applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated and, other than the filing of the CPI Merger Certificate and Company Merger Certificate, all notices, reports and other filings required to be made prior to the Company Merger Effective Time by CPI, the Company or Parent or any of their respective Subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Company Merger Effective Time by CPI, the Company or Parent or any of their respective Subsidiaries from, any Governmental Entity (collectively, "Governmental Consents") in connection with the execution and delivery of this Agreement and the consummation of the Mergers and the other transactions contemplated hereby by CPI, the Company, Parent, CPI Merger Sub and Company Merger Sub shall have been made or obtained (as the case may be), except those that the failure to make or to obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

          (e) No Orders. No court or Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of either Merger (collectively, an "Order").

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     7.2. Conditions to Obligations of Parent, CPI Merger Sub and Company Merger
Sub. The obligations of Parent, CPI Merger Sub and Company Merger Sub to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the CPI Merger Effective Time of the following conditions:

          (a) Representations and Warranties. (i) (A) The representations and warranties of the Company set forth in this Agreement that are qualified by reference to Company Material Adverse Effect shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (B) the representations and warranties of the Company set forth in this Agreement that are not qualified by reference to Company Material Adverse Effect shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.2(a)(i)(B) shall be deemed to have been satisfied even if any representations and warranties of the Company (other than Section 5.2(b) hereof) are not so true and correct unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect; and (C) Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer of the Company to the effect that such Chief Executive Officer has read this Section 7.2 and the conditions set forth in this Section 7.2 have been satisfied.

          (ii) (A) The representations and warranties of CPI set forth in this Agreement that are qualified by reference to CPI Material Adverse Effect shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (B) the representations and warranties of CPI set forth in this Agreement that are not qualified by reference to CPI Material Adverse Effect shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.2(a)(ii)(B) shall be deemed to have been satisfied even if any representations and warranties of CPI are not so true and correct unless the failure of such representations and warranties of CPI to be so true and correct, individually or in the aggregate, has had or is reasonably likely to have an CPI Material Adverse Effect; and (C) Parent shall have received a certificate signed on behalf of CPI by the Chief Financial Officer or a Vice President of CPI to the effect that such Chief Executive Officer has read this Section 7.2 and the conditions set forth in this Section 7.2 have been satisfied.

          (b) Performance of Obligations of CPI and the Company. CPI and the Company shall have performed in all material respects the obligations required to be performed by them under this Agreement at or prior to the Closing Date and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer of the Company and on behalf of CPI by the Chief Executive Officer of CPI to such effect.

          (c) Company Closing Notice. The Company shall have executed and delivered to Parent the Closing Agreement as contemplated by Section 6.8(b).

          (d) Financing. Parent shall have received the financing proceeds under the Debt Financing (or as otherwise contemplated by Section 6.5(f)) on the terms and conditions set forth in the Debt Commitment Letter or upon terms and conditions which are substantially comparable thereto, and to the extent that any of the terms and conditions are not so set forth or substantially comparable, on terms and conditions reasonably satisfactory to Parent.

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          (e) No Litigation.  No Governmental Entity shall have instituted any suit, action or proceeding that remains pending at the time of Closing seeking to restrain, enjoin or otherwise prohibit the consummation of either Merger (an "Injunctive Action"); and no Person shall have instituted any suits, actions or proceeding that remains pending at the time of Closing before any U.S. court of competent jurisdiction, except for (i) any Injunctive Action and (ii) any other such suits, actions or proceedings that are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

          (f) Fund Agreement. The Shareholders of CPI shall have executed and delivered to Parent the Fund Agreement.

     7.3. Conditions to Obligation of CPI and the Company. The obligations of CPI and the Company to effect the Mergers are also subject to the satisfaction or waiver by the Company at or prior to the CPI Merger Effective Time of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Parent, CPI Merger Sub and Company Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent any such representation and warranty expressly speaks as of an earlier date), and the Company shall have received certificates signed on behalf of Parent by the Chief Executive Officer of Parent, on behalf of CPI Merger Sub by Chief Executive Officer of CPI Merger Sub and by Company Merger Sub by Chief Executive Officer of Company Merger Sub to such effect; provided, however, that notwithstanding anything herein to the contrary, this Section 7.3(a) shall be deemed to have been satisfied even if the representations and warranties of Parent, CPI Merger Sub and Company Merger Sub are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, is reasonably likely to prevent, materially delay or impair the validity of either Merger.

          (b) Performance of Obligations of Parent, CPI Merger Sub and Company Merger Sub. Each of Parent, CPI Merger Sub and Company Merger Sub shall have performed in all material respects the obligations required to be performed by them under this Agreement at or prior to the Closing Date and the Company shall have received certificates signed on behalf of Parent by the Chief Executive Officer of Parent, on behalf of CPI Merger Sub by the Chief Executive Officer of CPI Merger Sub and on behalf of Company Merger Sub by the Chief Executive Officer of Company Merger Sub to such effect.

          (c) Buyer Closing Notice. Assets Buyer and its financing sources (both debt and equity) shall have executed and delivered to the Company the Closing Agreement as contemplated by Section 6.8(b).

          (d) Parent Closing Notice. Parent, CPI Merger Sub and Company Merger Sub and their financing sources (both debt and equity) shall have executed and delivered to the Company the Closing Agreement as contemplated by
     Section 6.8(b).

          (e) Solvency Opinion. The Board of Directors of the Company shall have received an opinion, in form and substance and from an independent evaluation firm reasonably satisfactory to the Board of Directors of the Company, as to solvency matters relating to the Company and its Subsidiaries and to Parent and its Subsidiaries before and after giving effect to the transactions contemplated by this Agreement and the Asset Purchase Agreement, including the incurrence of indebtedness related thereto. Parent, CPI Merger Sub, Company Merger Sub and the Company will, and will cause their respective Subsidiaries, officers, employees, agents or other representatives to, cooperate with the evaluation firm in performing the services required hereby, by, among other things, providing relevant information and access to employees and data.

                                  ARTICLE VIII

                                  TERMINATION

     8.1. Termination by Mutual Consent. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the CPI Merger Effective Time, whether before or after the adoption of this

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Agreement by holders of Company Shares referred to in Section 7.1(c), by mutual written consent of the Company and Parent by action of their respective Boards of Directors.

     8.2. Termination by Either Parent or the Company. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the CPI Merger Effective Time by action of the Board of Directors of either Parent or the Company if (i) the Mergers shall not have been consummated by October 31, 2001 (the "Termination Date"), whether such date is before or after the adoption of this Agreement by holders of Company Shares, (ii) the Company shall not have obtained the Company Requisite Vote upon a vote taken at a meeting of the Company stockholders duly convened therefor or at any adjournment or postponement thereof or as a result of a solicitation of consents pursuant to the DGCL and the federal proxy rules, or (iii) any Order permanently restraining, enjoining or otherwise prohibiting consummation of either Merger shall become final and non-appealable (whether before or after the adoption of this Agreement by holders of Company Shares); provided, however, that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its material obligations under this Agreement in any manner that shall have contributed to the occurrence of the failure of the Mergers to be consummated.

     8.3. Termination by the Company. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the CPI Merger Effective Time, whether before or after (other than as provided in Section 8.3(a) below) the adoption of this Agreement by holders of Company Shares referred to in Section 7.1(c), by action of the Board of Directors of the Company:

          (a) prior to effectiveness of the Company Requisite Vote if (i) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal (other than with respect to a Consumer Products Acquisition Proposal) and the Company notifies Parent in writing that it intends to enter into such an agreement, (ii) Parent does not make, within three business days of receipt (not counting the day of receipt) of the Company's written notification of its intention to enter into a binding agreement for such Superior Proposal, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the stockholders of the Company as such Superior Proposal and (iii) as a condition to termination pursuant to this Section 8.3(a), the Company upon such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 8.5.

          (b) if there has been a material breach by Parent, CPI Merger Sub or Company Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the Company to the party committing such breach, and as a result of any such breach or breaches either of the conditions set forth in Section 7.3(a) or
     (b) would not be satisfied at the Closing.

          (c) if (i) the Asset Purchase Agreement has been terminated in accordance with the terms thereof and Section 6.8(a)(ii) hereof (other than pursuant to Section 11.3(a) of the Asset Purchase Agreement to enter into a binding written agreement concerning a Consumer Products Acquisition Proposal) or (ii) within 10 business days after the termination of the Asset Purchase Agreement pursuant to such Section 11.3(a), the Company has not entered into a new agreement with respect to a Consumer Products Acquisition Proposal that Parent, Company Merger Sub and CPI Merger Sub are required to accept as a Substitute APA pursuant to Section 6.2(b).

     8.4. Termination by Parent. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the CPI Merger Effective Time by action of the Board of Directors of Parent:

          (a) if (i) the Board of Directors of the Company shall have withdrawn or adversely modified its approval or recommendation of this Agreement or after an Acquisition Proposal with respect to a Company Acquisition Proposal or Healthcare Proposal has been made failed to reconfirm its recommendation of this Agreement within ten business days after a written request by Parent to do so or (ii) the

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     Company shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of the Company referred to in
     Section 6.3.

          (b) if there has been a material breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Parent to the party committing such breach, and as a result of any such breach or breaches by the Company either of the conditions set forth in Section 7.2(a)(i) or (b) would not be satisfied at the Closing.

          (c) if there has been a material breach by CPI of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Parent to the party committing such breach, and as a result of any such breach or breaches by CPI either of the conditions set forth in Section 7.2(a)(ii) or (b) would not be satisfied at the Closing.

          (d) if (i) the Asset Purchase Agreement is terminated (other than pursuant to Section 11.3(a) of the Asset Purchase Agreement to enter into a binding agreement concerning a Consumer Products Acquisition Proposal that constitutes a Superior Proposal) or (ii) within 10 business days after the termination of the Asset Purchase Agreement pursuant to such Section 11.3(a), the Company has not entered into a new agreement with respect to a Consumer Products Acquisition Proposal that Parent, Company Merger Sub and CPI Merger Sub are required to accept as a Substitute APA pursuant to
     Section 6.2(b).

     8.5. Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Mergers pursuant to this Article VIII, this Agreement (other than as set forth in this Section 8.5 and Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives).

          (a) In the event that this Agreement is terminated (i) by the Company pursuant to Section 8.3(a) or (ii) by Parent pursuant to Section 8.4(a) or
     (b) or (iii) by either party pursuant to Section 8.2(ii) if, in the case of this clause (iii), the Voting Agreement executed and delivered by CPI has not been terminated pursuant to Section 8(b)(i)(z) thereof at the time of such vote, then the Company shall promptly, but in no event later than two business days after the date of such termination, pay Parent a termination fee of $15 million and shall promptly, but in no event later than two days after being notified of such by Parent, pay all of the reasonable and customary charges and expenses incurred by Parent or Company Merger Sub or CPI Merger Sub in connection with this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $5 million, in each case payable by wire transfer of same day funds. Notwithstanding the foregoing, in the event that this Agreement is terminated by either party pursuant to Section 8.2(ii) and if the Voting Agreement executed and delivered by CPI has been terminated pursuant to Section 8(b)(i)(z) thereof at the time of such vote, the Company shall promptly, but in no event later than two days after being notified of such by Parent, pay all of the reasonable and customary charges and expenses incurred by Parent or Company Merger Sub or CPI Merger Sub in connection with this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $5 million, payable by wire transfer of same day funds. Notwithstanding any other provision of this Agreement, in the event that either (i) the Asset Purchase Agreement is terminated pursuant to Section 11.3(b) thereof or
     Section 11.4(a) or (b) thereof, or (ii) this Agreement is terminated pursuant to Section 8.4(d)(ii) as a result of the termination of the Asset Purchase Agreement pursuant to Section 11.3(a) of the Asset Purchase Agreement, or (iii) Parent, Company Merger Sub, ABC Merger Sub and their respective debt and equity financing sources have executed and delivered to the Company the Closing Agreement stating that all conditions to the Closing (other than the execution and delivery of the Closing Agreement by the other parties thereto) have been or will be satisfied or waived by Parent (other than Section 7.1(e), which cannot be waived for this purpose) and this Agreement is thereafter terminated pursuant to Section 8.3(c) or 8.4(d), then, in either such case, the Company shall promptly, but in no event later than two days after the date of such termination, pay all of the charges and expenses incurred by Parent in connection with this Agreement and the

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     transactions contemplated hereby up to a maximum amount of $2,500,000, payable by wire transfer of same day funds. The Company's payment shall be the sole and exclusive remedy of Parent, Company Merger Sub or CPI Merger Sub against the Company, CPI and any of their Subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the breach of any covenant or agreement set forth in this Agreement if the Agreement is terminated by Parent pursuant to Section 8.4(b). In the event that the Company shall reimburse Parent's expenses pursuant to any of Section 6.11(b), the first sentence of this
     Section 8.5(a), the second sentence of this Section 8.5(a) or the third sentence of this Section 8.5(a) (any of such four provisions, a "Specified Provision"), payments made in respect of the reimbursement of expenses pursuant to any Specified Provision will be credited against any payment required to be made pursuant to any other Specified Provision. The Company acknowledges that the agreements contained in this Section 8.5(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent, CPI Merger Sub and Company Merger Sub would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 8.5(b), and, in order to obtain such payment, Parent, CPI Merger Sub or Company Merger Sub commences a suit which results in a judgment against the Company for the fee set forth in this paragraph (b), the Company shall pay to Parent, CPI Merger Sub or Company Merger Sub its reasonable costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime lending rate of Citibank, N.A. in effect on the date such payment was required to be made.

                                   ARTICLE IX

                           MISCELLANEOUS AND GENERAL

     9.1. Survival. This Article IX and the agreements of CPI, the Company, Parent, CPI Merger Sub and Company Merger Sub contained in Sections 6.7 (Stock Exchange De-listing), 6.10 (Benefits), 6.11 (Expenses) and 6.12 (Indemnification; Directors' and Officers' Insurance) shall survive the consummation of the Mergers. This Article IX, the agreements of CPI, the Company, CPI Merger Sub, Parent and Company Merger Sub contained in Section 6.11 (Expenses), Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Mergers or the termination of this Agreement.

     9.2. Modification or Amendment. Subject to the provisions of the applicable Law, at any time prior to the CPI Merger Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Parent and the Company.

     9.3. Waiver of Conditions. The conditions to each of the parties' obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

     9.4. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     9.5. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT DELAWARE LAW IS REQUIRED TO BE APPLICABLE UNDER APPLICABLE CHOICE OF LAW PRINCIPLES. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in
Section 9.6 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

     9.6. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail return receipt requested, postage prepaid, by overnight courier, or by facsimile:

     if to Parent, CPI Merger Sub or Company Merger Sub

     C/o MedPointe Capital Partners, L.L.C.
     51 JFK Parkway
     First Floor, West
     Short Hills, N.J. 07078
     Attention: Anthony H. Wild
     Facsimile: (973) 218-2704
     (with a copy to William E. Curbow, Simpson Thacher
     & Bartlett, 425 Lexington Avenue, New York, New
     York 10017 (Facsimile: (212) 455-2502).)

     if to the Company

     1345 Avenue of the Americas
     New York, New York 10105
     Attention: Ralph Levine
     Facsimile: (212) 339-5289
     (with copies to James C. Morphy, Sullivan &
     Cromwell, 125 Broad Street, New York, New
     York 10004 (Facsimile: (212) 558-3588) and
     Matthew G. Hurd, Sullivan & Cromwell, 1870
     Embarcardero Road, Palo Alto, California
     94303 (Facsimile: (650) 461-5700).)

     if to CPI

     1345 Avenue of the Americas
     New York, New York 10105
     Attention: Marshall M. Green
     Facsimile: (212) 339-5236
     (with a copy to Charles M. Nathan, Latham &
     Watkins, 885 Third Avenue, New York, New York
     10022 (Facsimile: (212) 751-4864).)

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Notice shall be deemed given on the date of actual delivery to the appropriate address. Delivery receipts and records issued by postal authorities and overnight air couriers shall be conclusive evidence of delivery dates for deliveries by such entities. The Company shall timely send copies of any notices it receives pursuant to Section
12.7 of the Asset Purchase Agreement to Parent.

     9.7. Entire Agreement; NO OTHER REPRESENTATIONS. This Agreement (including any exhibits hereto), the CPI Disclosure Letter, the Company Disclosure Letter and the Confidentiality Agreement, dated September 29, 2000, between Parent and the Company (the "Confidentiality Agreement") constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE V OF THIS AGREEMENT, NONE OF CPI, THE COMPANY, PARENT, CPI MERGER SUB OR COMPANY MERGER SUB MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES(INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS), AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOT-WITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

     9.8. No Third Party Beneficiaries. Except in respect of Section 6.12 (Indemnification; Directors' and Officers' Insurance), this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     9.9. Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time, on the part of the Surviving Company to cause such Subsidiary to take such action.

     9.10. Severability. It is the intention of the parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     9.11. Interpretation. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this

Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." References herein to the "Company's knowledge" or the "knowledge of the Company" refer to the actual knowledge of the officers of the Company after reasonable inquiry specified in Section 9.11 of the Company Disclosure Letter.

     9.12. Assignment. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Parent may designate, by written notice to the Company, another wholly owned direct or indirect subsidiary to be a Constituent Corporation in lieu of CPI Merger Sub or Company Merger Sub, in which event all references herein to CPI Merger Sub or Company Merger Sub, as the case may be, shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to CPI Merger Sub and Company Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation. Any purported assignment made in contravention of this Section 9.12 shall be null and void.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

                                          CARTER-WALLACE, INC.

                                          By: /s/ RALPH LEVINE
                                            ------------------------------------
                                            Name: Ralph Levine
                                            Title: Chairman and Chief Executive
                                              Officer

                                          CPI DEVELOPMENT CORPORATION

                                          By: /s/ MARSHALL M. GREEN
                                            ------------------------------------
                                            Name: Marshall M. Green
                                            Title: Comptroller

                                          MCC ACQUISITION HOLDINGS
                                          CORPORATION

                                          By: /s/ ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

                                          MCC MERGER SUB CORPORATION

                                          By: /s/ ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

                                          MCC ACQUISITION SUB CORPORATION

                                          By: /s/ ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

                                                                       EXHIBIT A

                                                                            Date

Dear [Executive Name/Retiree Name]:

     This letter confirms our commitment to honor the obligations of Carter-Wallace, Inc., a Delaware corporation (the "Company") under the Corporate Officer Medical Expense Reimbursement Plan (the "Medical Plan"), the Personal Financial Counseling Policy and the agreements regarding split dollar life insurance to which you and the Company are parties (all of these programs are referred to in this letter collectively as the "Agreements") in accordance with their respective terms, on and after the Closing Date, as defined in the Agreement and Plan of Merger, dated as of May 7, 2001, among the Company, CPI Development Corporation, a Delaware corporation ("CPI"), MCC Acquisition Holdings Corporation, a Delaware corporation ("Parent"), MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("CPI Merger Sub" and together with Parent and Company, the "Newco Entities") and the other parties thereto.

     In addition, for so long as providing your coverage under the Medical Plan on an insured basis permits you to receive benefits thereunder in a manner that does not cause you to recognize taxable income (for example, as is currently provided under Sections 104, 105 and 106 of the Internal Revenue Code of 1986, as amended (and successor statutory provisions)), we will maintain such insurance or, if we do not maintain such insurance, we will provide you such benefits by other means reasonably satisfactory to you on a tax-free basis. In the future, if the Internal Revenue Code does not permit such tax benefits to be delivered by maintaining insurance we may discontinue the underlying insurance, but we will continue to provide the benefits promised to you under the Plan albeit not on a tax-free basis.

     In the event that you and we have a dispute regarding the benefits or terms of any of the Agreements or this letter, Parent will or will cause the Company to reimburse any reasonable legal fees and expenses incurred by you in seeking to enforce your rights, to the extent described in this paragraph, unless the Newco Entity that is named in your dispute substantially prevails. Your reasonable legal fees and expenses will be paid promptly as incurred (but in any event within fifteen days after receipt of notice that you have incurred such fees and expenses together with documentation of such fees and expenses), not to you, but to a third party escrow agent satisfactory to both of us, pending resolution of your claim. Upon notice of a final non-appealable resolution of your claim and provided that a determination has not been made by the tribunal or other body hearing the dispute that the Newco Entities named in your dispute have substantially prevailed in respect of the claims you have brought and provided that a settlement agreement has not been entered into providing for a different allocation of legal fees, then the escrow agent shall pay to you the funds so deposited (plus interest earned thereon). Any remaining reasonable legal fees or expenses incurred by you in connection with your claim that were not covered by the money paid to you from the escrow fund, will be reimbursed by us directly within fifteen business days of your notice to us of such fees and expenses. If the Newco Entities named in your dispute substantially prevail, the escrow agent shall return to us the funds we deposited, plus interest earned thereon and you will not be entitled to any reimbursement with respect to such legal fees and expenses. Of course, if a settlement agreement between you and the Newco Entities provides for a different allocation of legal fees and expenses, then the escrow agent will disburse the escrowed amounts in a manner consistent with such settlement agreement.

     Until further notice, your claims for reimbursement of medical expenses should continue to be sent to the Treasurer of the Company, as provided in the Medical Plan. All other correspondence regarding these

Agreements should be sent to the Vice President of Human Resources. If you have questions about this letter, please feel free to contact [PARENT REPRESENTATIVE] or [COMPANY REPRESENTATIVE].

                                          Sincerely,

                                          --------------------------------------
                                          Chief Executive Officer,
                                          Carter-Wallace, Inc.

                                          --------------------------------------
                                          Chief Executive Officer,
                                          MCC Acquisition Holdings Corporation

                                                                      APPENDIX C



     AGREEMENT AND PLAN OF MERGER AMENDMENT NO. 1 (this "Amendment"), dated as of June 18, 2001 and effective as of May 7, 2001, amending that certain Agreement and Plan of Merger, dated as of May 7, 2001 (the "Merger Agreement") by and between CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation, and MCC Acquisition Sub Corporation, and Carter-Wallace, Inc.



     WHEREAS, the parties desire to amend the Merger Agreement as set forth herein.



     NOW THEREFORE, in connection with the Merger Agreement, the transactions contemplated thereunder and the terms hereof, and in accordance with Section 9.2 of the Merger Agreement, the parties agree as follows:



     1. The Merger Agreement is hereby amended as follows:



          1.1 The text "the tenth day following Parent's receipt thereof" in the third through fourth lines of Section 4.5(c)(ii) is deleted and in its place is added "June 22, 2001".



          1.2 After "than" and before "such" in the tenth line of Section 4.5(c)(ii) is added "June 22, 2001 or".



          1.3 The text "tenth or" in the eleventh line of Section 4.5(c)(ii) is deleted.



          1.4 After "Abandonment." and before "In the event" in the first line of Section 8.5 is added "(a)".



          1.5 The text "(a)" in the first line of the second paragraph of Section'8.5 is deleted and in its place is added "(b)".



          1.6 The text "8.5(a)" which appears three times in the penultimate sentence of the second paragraph of Section 8.5, in each case is deleted and in its place is added "8.5(b)".



     2. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.



     3. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS STIPULATED IN SECTION 9.5 OF THE MERGER AGREEMENT APPLICABLE THERETO AND ALL DISPUTES HEREUNDER SHALL BE BROUGHT AND RESOLVED IN THE VENUE AND IN THE MANNER STIPULATED IN SECTION 9.5 OF THE MERGER AGREEMENT APPLICABLE THERETO.



     4. Definitions. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Merger Agreement.



     5. Continuing Effect of the Merger Agreement. Except as expressly modified hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.



     6. Effective Date of this Amendment. This Amendment shall be effective as of May 7, 2001.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their proper officers, duly authorized so to do all as of the date of this Amendment.



                                                         CARTER-WALLACE, INC.
                                                         By: /s/ RALPH LEVINE
                                                         --------------------------------------------------------
                                                             Name: Ralph Levine
                                                             Title: Chief Executive Officer

                                                         CPI DEVELOPMENT CORPORATION
                                                         By: /s/ MARSHALL M. GREEN
                                                         --------------------------------------------------------
                                                             Name: Marshall M. Green
                                                             Title: Comptroller

                                                         MCC ACQUISITION HOLDINGS CORPORATION
                                                         By: /s/ WILLIAM SPIEGEL
                                                         --------------------------------------------------------
                                                             Name: William Spiegel
                                                             Title: Vice President, Secretary

                                                         MCC MERGER SUB CORPORATION
                                                         By: /s/ WILLIAM SPIEGEL
                                                         --------------------------------------------------------
                                                             Name: William Spiegel
                                                             Title: Vice President, Secretary

                                                         MCC ACQUISITION SUB CORPORATION
                                                         By: /s/ WILLIAM SPIEGEL
                                                         --------------------------------------------------------
                                                             Name: William Spiegel
                                                             Title: Vice President, Secretary

                                                                      APPENDIX D



     AGREEMENT AND PLAN OF MERGER AMENDMENT NO. 2 (this "Amendment"), dated as of June 28, 2001 and effective as of May 7, 2001, amending that certain Agreement and Plan of Merger, dated as of May 7, 2001, as amended by Merger Agreement Amendment No. 1, dated as of June 18, 2001 (together, the "Merger Agreement") by and between CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation, and MCC Acquisition Sub Corporation, and Carter-Wallace, Inc.



     WHEREAS, the parties desire to further amend the Merger Agreement as set forth herein.



     NOW THEREFORE, in connection with the Merger Agreement, the transactions contemplated thereunder and the terms hereof, and in accordance with Section 9.2 of the Merger Agreement, the parties agree as follows:



     1. The Merger Agreement is hereby amended as follows:



          1.1 The text of Section 6.10(e) of the Company Disclosure Letter is deleted and in its place is added the text of Annex A hereto.



     2. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.



     3. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS STIPULATED IN SECTION 9.5 OF THE MERGER AGREEMENT APPLICABLE THERETO AND ALL DISPUTES HEREUNDER SHALL BE BROUGHT AND RESOLVED IN THE VENUE AND IN THE MANNER STIPULATED IN SECTION 9.5 OF THE MERGER AGREEMENT APPLICABLE THERETO.



     4. Definitions. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Merger Agreement.



     5. Continuing Effect of the Merger Agreement. Except as expressly modified hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.



     6. Effective Date of this Amendment. This Amendment shall be effective as of May 7, 2001.



     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their proper officers, duly authorized so to do all as of the date of this Amendment.



                                                         CARTER-WALLACE, INC.
                                                         By: /s/ RALPH LEVINE
                                                             ----------------------------------------------------
                                                             Name: Ralph Levine
                                                             Title: Chief Executive Officer

                                                         CPI DEVELOPMENT CORPORATION
                                                         By: /s/ MARSHALL M. GREEN
                                                             ----------------------------------------------------
                                                             Name: Marshall M. Green
                                                             Title: Comptroller

                                                         MCC ACQUISITION HOLDINGS CORPORATION
                                                         By:/s/ ANTHONY H. WILD
                                                         -----------------------------------------------------
                                                         Name: Anthony H. Wild
                                                         Title: Chief Executive Officer

                                                         MCC MERGER SUB CORPORATION
                                                         By: /s/ ANTHONY H. WILD
                                                             ----------------------------------------------------
                                                             Name: Anthony H. Wild
                                                             Title: Chief Executive Officer

                                                         MCC ACQUISITION SUB CORPORATION
                                                         By: /s/ ANTHONY H. WILD
                                                             ----------------------------------------------------
                                                             Name: Anthony H. Wild
                                                             Title: Chief Executive Officer

                                                                      APPENDIX E

May 7, 2001

Board of Directors
Carter-Wallace, Inc.
1345 Avenue of the Americas
New York, New York 10105

Members of the Board of Directors:

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of Common Stock, par value $1.00 per share (the "Common Stock") and the holders of Class B Common Stock, par value $1.00 per share (the "Class B Stock", and together with the Common Stock the "Company Shares") of Carter-Wallace, Inc. (the "Company"), of the consideration to be received by such holders in the proposed merger (the "Merger") of the Company with a wholly owned subsidiary of MCC Acquisition Holdings Corporation (the "Parent"). Pursuant to the Agreement and Plan of Merger, dated as of May 7, 2001 (the "Merger Agreement") among the Company, CPI Development Corporation ("CPI"), Parent, MCC Merger Sub Corporation, a wholly owned subsidiary of Parent ("Company Merger Sub") and MCC Acquisition Sub Corporation, a wholly owned subsidiary of Parent ("CPI Merger Sub"), the Company Merger Sub shall be merged with and into the Company, and each outstanding Company Share, other than Company Shares (i) owned by Parent, CPI Merger Sub, Company Merger Sub or any other direct or indirect subsidiary of Parent (collectively, the "Parent Companies"), (ii) owned by CPI or the Company or any direct or indirect subsidiary of the Company, and (iii) owned by stockholders exercising appraisal rights pursuant to Section 262 of the Delaware General Corporations Law, shall be extinguished and converted into the right to receive an amount in cash equal to $20.30 per share, as such amount may be adjusted pursuant to the Merger Agreement.

     Immediately prior to the Merger, the Company will sell and Armkel, LLC (the "Consumer Buyer"), a limited liability company jointly owned by Church & Dwight Co., Inc. ("Church & Dwight") and Kelso & Company, L.P. ("Kelso"), will buy, all of the assets and liabilities (the "Asset Sale") constituting the Company's consumer business (the "Consumer Business"), pursuant to an Asset Purchase Agreement, dated as of May 7, 2001 (the "Asset Agreement"), between the Company and Consumer Buyer.

     In arriving at our opinion, we have (i) reviewed the Merger Agreement; (ii) reviewed the Asset Agreement; (iii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iv) compared the proposed financial terms of the Merger and the Asset Sale with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (v) compared the financial and operating performance of the Consumer Business and the Company's healthcare business (the "Healthcare Business") with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Shares and certain publicly traded securities of such other companies; (vi) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its respective businesses, including the Healthcare Business and the Consumer Business; (vii) reviewed the audited financial statements of the Company for the fiscal years ended March 31, 1997, 1998, 1999 and 2000 and the unaudited financial statements of the Company for the period ended December 31, 2000; (viii) reviewed certain internal unaudited income statements for the Company's operating divisions, including Carter Products Division, Lambert Kay Division, Wallace Laboratories Division, Wampole Laboratories Division and International Division for the fiscal year ended March 31, 2001; (ix) reviewed the audited combined statements of earnings for the Consumer Business for the fiscal years ended March 31, 1999 and 2000, audited combined balance sheets for the Consumer Business for the fiscal year ended March 31, 2000, unaudited combined statements of earnings and combined balance sheets for the Consumer Business for the period ended December 31, 2000; (x) reviewed the audited combined statements of earnings for the Healthcare Business for the fiscal years ended March 31, 1999 and 2000, audited combined balance sheets for the Healthcare Business for the fiscal year ended March 31, 2000, unaudited combined statements of earnings and combined balance sheets for the Healthcare Business for the period ended

December 31, 2000; and (xi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

     In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Merger and the Asset Sale, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry. We have also taken into account our efforts and discussions on behalf of the Company with third parties with respect to such third parties' potential interest in the acquisition of all or part of the Company, including the Healthcare Business and Consumer Business.

     In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We have also assumed that the Asset Sale and the Merger will have the tax consequences described in discussions with, and materials furnished to us by, representatives of the Company and that the other transactions contemplated by the Asset Agreement and Merger Agreement will be consummated as described therein without waiver of any of the conditions to consummation. In addition, we have assumed that the Company's representations and warranties in the Asset Agreement and Merger Agreement are true and correct as of the date hereof. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

     Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Company Shares in the proposed Merger.

     We have acted as financial advisor to the Company with respect to the proposed Asset Sale and Merger and have received a fee from the Company for our services. We will receive an additional fee if the proposed Merger is consummated. Please be advised that affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") may from time to time perform certain financial advisory and other commercial and investment banking services for the Company, CPI, Consumer Buyer, Church & Dwight, Kelso, Parent, MedPointe Capital Partners, L.L.C., TC Group, LLC ("Carlyle") and Cypress Associates II, LLC ("Cypress") for which they would receive customary compensation. Specifically, as has been discussed with the Board of Directors of the Company, affiliates of J.P. Morgan Chase will be arranging and providing financing to the Consumer Buyer in connection with the Asset Sale and may be arranging or providing financing to Parent in connection with the Merger, for which services such affiliates would receive customary compensation. In addition, affiliates of J.P. Morgan Chase acted as exclusive financial advisor to Church & Dwight in its recently announced proposed acquisition of USA Detergents, Inc. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company and Church & Dwight and the debt and equity securities of Kelso, Carlyle and Cypress or their affiliates for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

     On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be received by the holders of the Company Shares in the proposed Merger is fair, from a financial point of view, to such holders.

     This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

                                          Very truly yours,

                                          /s/ J.P. MORGAN SECURITIES INC.
                                          --------------------------------------
                                          J.P. Morgan Securities Inc.

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                                                                      APPENDIX F

May 7, 2001

To The Board of Directors
Carter-Wallace, Inc.

Dear Directors:

     We understand that Carter-Wallace, Inc. ("Company" hereinafter) is considering entering into a series of transactions in which the Company's consumer products operations will be sold for cash consideration of $739 million and the Company's pharmaceutical operations will be merged with a newly formed subsidiary of MedPointe Capital Partners with the Company's shareholders receiving cash consideration of $20.30 per share, subject to a closing tax adjustment. Such transactions and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

     You have requested our opinion (the "Opinion") as to the matters set forth below. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company, nor did we participate in negotiating the Transaction.

     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. reviewed the Company's annual reports to shareholders and Form 10-K for the fiscal years ended March 31, 1996, 1997, 1998, 1999, and 2000, and interim financial statements subsequent to March 31, 2000;

     2. reviewed the March 31, 1999 and 2000 audited financial statements, and December 31, 2000 unaudited financial statements for the Company's consumer products and pharmaceuticals divisions;

     3. reviewed the March 31, 2001 internally prepared financial statements for the Company's consumer products and pharmaceuticals divisions;

     4.  reviewed the Asset Purchase Agreement dated May 7, 2001;

     5.  reviewed the Asset Purchase Agreement Disclosure Letter dated May 7,
         2001;

     6.  reviewed the Agreement and Plan of Merger dated May 7, 2001;

     7.  reviewed the Merger Agreement Company Disclosure Letter dated May 7,
         2001;

     8. reviewed a commitment letter from Bankers Trust Company, The Chase Manhattan Bank and J.P. Morgan Securities Inc. to Armkel, LLC, Kelso & Company, and Church & Dwight Co., Inc. dated May 7, 2001;

     9. reviewed a draft commitment letter dated May 5, 2001 from Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. to MCC Acquisition Holdings Corporation, MCC Acquisition Sub Corporation, and MCC Merger Sub Corporation;

     10. spoke with the Company and its financial advisor regarding the auction process and reviewed the various offer letters received by the Company in connection with the auction process;

     11. spoke with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and its consumer products and pharmaceuticals divisions;

     12. reviewed certain internally prepared financial analyses and forecasts prepared by the Company's management with respect to the Company and its consumer products and pharmaceuticals divisions for the years ending March 31, 2001 through 2009;

     13. reviewed certain publicly available financial data, including current and historical equity trading prices for the Company and for certain companies that we deem comparable to the Company's consumer products divisions, its pharmaceuticals division, and publicly available prices and

To The Board of Directors
Carter-Wallace, Inc.
May 7, 2001
Page  2

         premiums or discounts paid in transactions that we considered similar to the Asset Sale and the Merger; and

     14. conducted such other studies, analyses and inquiries as we have deemed appropriate.

     We have relied upon and assumed, without independent verification, that the financial forecasts provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

     We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

     Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the shareholders in connection with the Transaction is fair to the Company's shareholders from a financial point of view.

                                            /s/ HOULIHAN, LOKEY HOWARD & ZUKIN
                                                FINANCIAL ADVISORS, INC.
                                          --------------------------------------
                                          HOULIHAN LOKEY HOWARD & ZUKIN
                                          FINANCIAL ADVISORS, INC.

                                                                      APPENDIX G


                      DELAWARE CODE TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
                     SUBCHAPTER IX. MERGER OR CONSOLIDATION

SECTION 262 APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to section 251 (other than a merger effected pursuant to section 251(g) of this title), section 252, section 254, section 257, section 258, section 263 or section 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of section 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or


          (2) If the merger or consolidation was approved pursuant to section 228 or section 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that the appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
                                       G-3
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     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                       G-4
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                                                                      APPENDIX H

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              CPI VOTING AGREEMENT

                                 BY AND BETWEEN

                          CPI DEVELOPMENT CORPORATION,

                                  ARMKEL, LLC

                                      AND

                      MCC ACQUISITION HOLDINGS CORPORATION

                               DATED: MAY 7, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              CPI VOTING AGREEMENT

     This CPI Voting Agreement is made and entered into as of May 7, 2001 (this "Agreement"), by and among MCC Acquisition Holdings Corporation, a Delaware corporation ("Buyer"), Armkel, LLC, a Delaware limited liability company ("Assets Buyer") and CPI Development Corporation, a Delaware corporation ("CPI") (each, a "Party" and, collectively, the "Parties").

                                    RECITALS

     WHEREAS, concurrently with the execution and delivery of this Agreement, Carter-Wallace Inc., a Delaware corporation (the "Company"), CPI, Buyer, MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("CPI Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the merger of CPI Merger Sub with and into CPI (the "CPI Merger") and the merger of Company Merger Sub with and into the Company (the "Company Merger") which Merger Agreement has been unanimously approved by the Boards of Directors of the Company, Buyer, Company Merger Sub and CPI Merger Sub;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Assets Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Assets Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances, and assumptions collectively, the "Assets Purchase") which Asset Purchase Agreement has been unanimously approved by the Board of Directors of the Company and the Assets Buyer;

     WHEREAS, CPI is the record owner of 11,754,000 shares of Common Stock, par value $1.00 per share, of the Company (each a "Common Share"), and 11,754,000 shares of Class B Common Stock, par value $1.00 per share, of the Company (each a "Class B Common Share"); and

     WHEREAS, as a condition to entering into the Merger Agreement and the Asset Purchase Agreement, Buyer and Assets Buyer have required that CPI agree, and, in order to induce Assets Buyer, Buyer, Company Merger Sub and CPI Merger Sub to enter into the Merger Agreement and the Asset Purchase Agreement, CPI has agreed to enter into this Agreement relating to the voting of the Company Shares in connection with the Company Merger and the Assets Purchase.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. Except as specified herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Merger Agreement as originally executed and delivered. If any definitions in the Merger Agreement have been amended, such amendment shall only be given effect for purposes of this agreement if and only if a corresponding change has been made to the Asset Purchase Agreement.

     2. Agreement to Vote.

     (a) Voting. CPI hereby agrees to vote (or cause to be voted), 11,750,000 Common Shares and 11,750,000 Class B Common Shares (collectively, the "Company Shares") owned by CPI (and any and all securities issued or issuable in respect thereof), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof:

          (i) in favor of the approval of the Company Merger and the other transactions contemplated by the Merger Agreement (including the transactions pursuant to the Asset Purchase Agreement) and in favor of the approval and adoption of the Merger Agreement, and all actions required in furtherance thereof;

          (ii) in favor of the approval of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement and all actions required in furtherance thereof;

          (iii) against any Acquisition Proposal (other than (A) the Company Merger and the Assets Purchase, (B) any Substitute Merger Agreement (as defined in the Asset Purchase Agreement) and the transactions contemplated thereby (the "Substitute Merger") and (C) any Substitute APA and the transactions contemplated thereby (the "Substitute Asset Purchase"); and

          (iv) against any amendment of the Company's Certificate of Incorporation or Bylaws which amendment would in any manner prevent or materially impede, interfere with or delay the Company Merger, the Merger Agreement, the Assets Purchase, the Asset Purchase Agreement, or any of the transactions contemplated thereby;

     (b) Intentionally Omitted.

     3. Grant of Irrevocable Proxy.

     (a) Proxy. CPI hereby irrevocably grants to and appoints Buyer and Assets Buyer (and each officer of Buyer and Assets Buyer designated by Buyer and Assets Buyer respectively), CPI's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of CPI, to vote at a meeting of stockholders (or cause to be voted) all of the Company Shares owned by CPI (and any and all securities issued or issuable in respect thereof), or as to which CPI has voting control, solely with respect to the matters set forth below, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof:

          (i) in favor of the approval of the Company Merger and the other transactions contemplated by the Merger Agreement (including the transactions pursuant to the Asset Purchase Agreement) and in favor of the approval and adoption of the Merger Agreement, and all actions required in furtherance thereof;

          (ii) in favor of the approval of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement and all actions required in furtherance thereof;

          (iii) against any Acquisition Proposal (other than (A) the Company Merger and the Assets Purchase, (B) any Substitute Merger Agreement (as defined in the Asset Purchase Agreement) and any Substitute Merger) and (C) any Substitute APA and any Substitute Asset Purchase); and

          (iv) against any amendment of the Company's Certificate of Incorporation or Bylaws which amendment would in any manner prevent or materially impede, interfere with or delay the Company Merger, the Merger Agreement, the Assets Purchase, the Asset Purchase Agreement or any of the transactions contemplated thereby;

     (b) Duration. CPI hereby affirms that the irrevocable proxy granted to Buyer set forth in this Section 3 will be valid until (but not beyond) the earlier of the Termination Time or the Healthcare Termination Time (as defined in Section 8(b)) and is given to secure the performance of the obligations of CPI under this Agreement. CPI hereby affirms that the irrevocable proxy granted to Assets Buyer set forth in this Section 3 will be valid until (but not beyond) the earlier of the Termination Time or the Consumer Termination Time (as defined in Section 8(b)) and is given to secure the performance of the obligations of CPI under this Agreement. CPI hereby revokes any proxy previously granted by it with respect to its Company Shares and further affirms that each proxy hereby granted shall, until (but not beyond) the requisite times set forth in the preceding two sentences, be irrevocable and shall be deemed coupled with an interest, in accordance with the Delaware General Corporation Law (the "DGCL").

     4. Restrictions on Transfer; No Conversion; No Solicitation.

     (a) Except as provided in this Agreement, CPI shall not sell, transfer, assign, pledge, or otherwise dispose of, or enter into any contract, option or other agreement with respect to the sale, transfer, assignment or other disposition of the Company Shares now owned beneficially or of record or hereafter acquired by CPI (or any interest contained therein) at any time prior to the Termination Time. CPI shall not, prior to the Termination Time, convert any Company Shares that are Class B Common Stock into Common Stock.

     (b) CPI shall and shall cause its officers and directors to comply with the provisions of Section 6.2 of the Merger Agreement and Section 8.11 of the Asset Purchase Agreement (without giving effect to the proviso (except in the case of any officer or director of CPI who is an officer or director of the Company) in the first sentence of each such Section).

     5. Additional Shares. Without limiting the provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Company Shares or (ii) CPI becomes the record owner of any additional shares of Company Shares or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by CPI immediately following the effectiveness of the events described in clause (i) or CPI becoming the record owner thereof, as described in clause (ii), as though they were Company Shares hereunder. CPI hereby agrees to promptly notify (x) until the Healthcare Termination Time, the Buyer and (y) until the Consumer Termination Time, the Assets Buyer of the number of any new shares of Company Shares or other voting securities of the Company acquired by CPI, if any, after the date hereof and prior to the Termination Time.

     6. Dividends. CPI shall retain record and beneficial ownership of all Company Shares and be entitled to receive all cash dividends paid by the Company with respect to the Company Shares during the term of this Agreement.

     7. Representations and Warranties.

     (a) Organization and Due Authority. Each Party hereby represents and warrants to the other Party that (i) such Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and (ii) such Party has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     (b) Binding Agreement. Each Party hereby represents and warrants to the other Party that (i) the execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Party and (ii) this Agreement has been duly executed and delivered by such Party and is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

     (c) Noncontravention. Each Party hereby severally and not jointly represents and warrant to the other Party that neither the execution and delivery of this Agreement by such Party nor the consummation by such Party of the transactions contemplated hereby will (i) conflict with any provision of such Party's Certificate of Incorporation or Bylaws or similar organizational documents, (ii) violate or result in a breach of any material contract to which such Party is a party or (iii) violate any law to which such Party is subject.

     (d) Ownership of Company Shares. Except to the extent that the stockholders of CPI (and their beneficiaries) are deemed to beneficially own the Company Shares, CPI is the record and beneficial owner of the Company Shares, free and clear of any and all liens, options or restrictions on the right to vote or grant a consent with respect to such Company Shares, except for such liens and restrictions arising under this Agreement or as set forth in the CPI Disclosure Letter. CPI shall notify any existing pledgee of Company Shares of this Agreement. CPI has the exclusive power to vote the Company Shares, except as provided in this

Agreement. The Company Shares represent all the shares of capital stock of the Company owned of record and beneficially by CPI.

     8. General Provisions.

     (a) Specific Performance. The Parties agree that a violation, breach or threatened breach by any other Party of any term of this Agreement would cause irreparable injury for which an adequate remedy at law is not available. Therefore, the Parties agree that each Party shall have the right of specific performance and, accordingly, shall be entitled to an injunction, restraining order or other form of equitable relief, in addition to any and all other rights and remedies at law or in equity, restraining any other Party from committing any breach or threatened breach of, or otherwise specifically to enforce, any provision of this Agreement and all such rights will be cumulative. The Parties further agree that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     (b) Termination.

     (i) This Agreement shall terminate in its entirety, and no Party shall have any rights or obligations hereunder, upon the earliest of (x) the Company Merger Effective Time, (y) the termination of both the Merger Agreement and the Asset Purchase Agreement pursuant to their respective terms, and (z) the time (if any) the aggregate number of Common Shares and Class B Common Shares, taken collectively, with respect to which appraisal rights have been exercised and properly perfected in accordance with Section 262 of the DGCL exceeds 30% of the aggregate number of Common Shares and Class B Common Shares outstanding immediately prior to the taking of the vote of the stockholders of the Company with respect to the Company Merger. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(i) is referred to herein as the "Termination Time".

     (ii) This Agreement shall terminate with respect to Buyer (but not with respect to Assets Buyer), and Buyer shall have no further rights or obligations hereunder, upon the earlier of (x) the Company Merger Effective Time and (y) the termination of the Merger Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(ii) is referred to herein as the "Healthcare Termination Time".

     (iii) This Agreement shall terminate with respect to Assets Buyer (but not with respect to Buyer), and Assets Buyer shall have no further rights or obligations hereunder, upon the earlier to occur of (x) the consummation of the Assets Purchase and (y) termination of the Asset Purchase Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(iii) is referred to herein as the "Consumer Termination Time".

     (iv) Notwithstanding the foregoing, no termination of this Agreement (including any termination with regard to the Assets Buyer or the Buyer) shall relieve any Party for a breach of this Agreement.

     (c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by telecopy, electronic or digital transmission method, (iii) on the first business day after it is sent, if sent for next day delivery by recognized overnight delivery service (e.g., Federal Express), and (iv) on the third day after it is sent, if sent by first class mail, registered or certified, postage prepaid and return receipt requested. In each case, notice shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     If to CPI, addressed to:

        CPI Development Corporation
        1345 Avenue of the Americas
        42nd Floor
        New York, NY 10105
        Attention: Marshall M. Green
        Telecopy: 212-339-5236

     With copies to:

        Latham & Watkins
        885 Third Avenue
        New York, NY 10022
        Attention: Charles M. Nathan, Esq.
        Telecopy: (212) 751-4864

     If to Buyer, addressed to:

        MCC Acquisition Holdings Corporation
        51 JFK Parkway
        1st Floor West
        Short Hills, NJ 07078
        Attention: Anthony H. Wild
        Telecopy: (973) 218-2704

With a copy to:

        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, NY 10017
        Attention: William E. Curbow, Esq.
        Telecopy: (212) 455-2502

     If to Assets Buyer, addressed to:

        Armkel, LLC
        c/o Kelso & Company
        320 Park Avenue, 24th Floor
        New York, NY 10022
        Attention: James J. Connors, II, Esq.
        Telecopy: (212) 223-2379

     With copies to:

        Gibson, Dunn & Crutcher LLP
        4 Park Plaza
        Irvine, CA 92614
        Attention: Ronald Beard
                Steven P. Buffone
                Barbara L. Becker
        Telecopy: (949) 475-4730

        Skadden, Arps, Slate, Meagher & Flom LLP
        Four Times Square
        New York, NY 10036
        Attention: Lou Kling
                Eileen T. Nugent
        Telecopy: (212) 735-2000

Notice of change of address shall be effective only when done in accordance with this Section 8(c).

     (d) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". This Agreement shall not be construed for or against any Party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective Parties. For all purposes of this Agreement, words stated in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include each other gender, as the context may require or allow. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (and not to any particular provision of this Agreement). The word "or" shall not be exclusive.

     (e) Entire Agreement. This Agreement, the Asset Purchase Agreement and the Merger Agreement constitute the entire agreement of the Parties, as applicable with respect to the subject matter hereof and thereof and supersede all prior agreements or understandings, both written and oral, with respect to such subject matter. No Party has made any representation or warranty or given any covenant to another Party except as set forth in this Agreement and in the Merger Agreement.

     (f) Assignment; Successors and Assigns. Each Party agrees that it will not assign, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, any right or obligation under this Agreement without the prior written consent of the other Party. Any purported assignment, transfer, delegation or disposition in violation of this Section 8(f) shall be null and void ab initio. Subject to the foregoing limits on assignment, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any Person not a party to this Agreement.

     (g) Governing Law; Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed within such State, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(c) or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATES IN THIS SECTION 8(g).

     (h) Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as the may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     (i) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by fax with the same binding effect as original ink signatures.

     (j) Amendments, Waivers, Etc. This Agreement may not be amended, supplemented or otherwise modified, except upon the execution and delivery of a written agreement by the Parties, provided that if this Agreement terminates with regard to any Party pursuant to Section 8(b) but remains in effect with respect to the other Parties hereto, the consent of the terminated Party shall not be required for any amendment, supplement or modification. By an instrument in writing, the Parties may waive compliance by another Party with any provision of this Agreement; provided, however, that any such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure or with respect to a Party that has not executed and delivered any such waiver. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or at equity.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          MCC ACQUISITION HOLDINGS CORPORATION

                                          By: /s/    ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

                                          ARMKEL, LLC

                                          By: Church & Dwight Co., Inc.

                                          By: /s/ ROBERT A. DAVIES, III
                                            ------------------------------------
                                            Name: Robert A. Davies, III
                                            Title: Chief Executive Officer

                                          By: Kelso & Companies, Inc.,
                                          its general partner

                                          By: /s/ JAMES J. CONNORS, II
                                            ------------------------------------
                                            Name: James J. Connors, II
                                            Title: V.P. & General Counsel

                                          CPI DEVELOPMENT CORPORATION

                                          By: /s/   MARSHALL M. GREEN
                                            ------------------------------------
                                            Name: Marshall M. Green
                                            Title: Comptroller

                                                                      APPENDIX I

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       CPI STOCKHOLDERS VOTING AGREEMENT

                                  BY AND AMONG

              CERTAIN STOCKHOLDERS OF CPI DEVELOPMENT CORPORATION,

                                  ARMKEL, LLC

                                      AND

                      MCC ACQUISITION HOLDINGS CORPORATION

                               DATED: MAY 7, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       CPI STOCKHOLDERS VOTING AGREEMENT

     This CPI Stockholders Voting Agreement is made and entered into as of May 7, 2001 (this "Agreement"), by and among MCC Acquisition Holdings Corporation, a Delaware corporation ("Buyer"), Armkel, LLC, a Delaware limited liability company ("Assets Buyer") and the stockholders of CPI Development Corporation, a Delaware corporation ("CPI"), listed as signatories hereto (each a "Stockholder" and, collectively, the "Stockholders"). The Stockholders, Buyer and Assets Buyer are collectively referred to herein as the "Parties".

                                    RECITALS

     WHEREAS, concurrently with the execution and delivery of this Agreement, Carter-Wallace, Inc., a Delaware corporation (the "Company"), CPI, Buyer, MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("Company Merger Sub"), and, MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("CPI Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the merger of CPI Merger Sub with and into CPI (the "CPI Merger") and the merger of Company Merger Sub with and into the Company (the "Company Merger"),which Merger Agreement has been unanimously approved by the Boards of Directors of the Company, Buyer, Company Merger Sub;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Assets Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other things, the sale, conveyance, transfer, assignment and delivery to Assets Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Assets Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase") which Asset Purchase Agreement has been unanimously approved by the Board of Directors of the Company and the Assets Buyer;

     WHEREAS, each Stockholder is the record owner of the number of shares of capital stock of CPI (collectively, the "CPI Shares") set forth opposite each Stockholder's name on Exhibit A attached hereto; and

     WHEREAS, as a condition to entering into the Merger Agreement and the Asset Purchase Agreement, Buyer and Assets Buyer have required that the Stockholders agree, and, in order to induce Buyer, Company Merger Sub, CPI Merger Sub and Assets Buyer to enter into the Merger Agreement, and the Asset Purchase Agreement, the Stockholders have agreed to enter into this Agreement relating to the voting of the CPI Shares in connection with certain transactions contemplated by the Merger Agreement and the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. Except as specified herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Merger Agreement as originally executed and delivered. If any definitions in the Merger Agreement have been amended, such amendment shall only be given effect for purposes of this agreement if and only if a corresponding change has been made to the Asset Purchase Agreement.

     2. Agreement to Vote.

     (a) Voting. Each Stockholder hereby agrees to vote (or cause to be voted) all of the CPI Shares owned by the Stockholder (and any and all securities issued or issuable in respect thereof), at any annual, special or other meeting of the stockholders of CPI, and at any adjournment or adjournments thereof, or pursuant to any action in writing in lieu of a meeting or otherwise:

          (i) in favor of the approval of the CPI Merger, the Recapitalization and the other transactions contemplated by the Merger Agreement (including the transactions pursuant to the Asset Purchase Agreement) and in favor of the approval and adoption of the Merger Agreement and the Recapitalization Amendment, and all actions required in furtherance thereof if and only if such matter is put to a vote of the Stockholders of CPI in their capacity as such (and in no event shall this Agreement extend to a vote of any shares of the stock of the Company held directly or indirectly by any such Stockholder);

          (ii) in favor of the approval of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement and all actions required in furtherance thereof if and only if such matter is put to a vote of the Stockholders of CPI in their capacity as such (and in no event shall this Agreement extend to a vote of any shares of the stock of the Company held directly or indirectly by any such Stockholder);

          (iii) against any merger, reorganization, share exchange, consolidation, purchase, sale of a material portion of the assets or similar transaction involving CPI (other than (A) the CPI Merger and the transactions contemplated by the Merger Agreement and (B) any Substitute Merger Agreement (as defined in the Asset Purchase Agreement) and the transactions contemplated thereby (the "Substitute Merger")); and

          (iv) against any amendment of CPI's Certificate of Incorporation or Bylaws which amendment would in any manner prevent or materially impede, interfere with or delay the Company Merger, the CPI Merger, the Merger Agreement, the Assets Purchase, the Asset Purchase Agreement or any of the transactions contemplated thereby.

     (b) Intentionally Omitted.

     3. Grant of Irrevocable Proxy

     (a) Proxy. Each Stockholder hereby irrevocably grants to and appoints Buyer and Assets Buyer (and each officer of Buyer and Assets Buyer designated by Buyer and Assets Buyer), the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote at a meeting of stockholders (or cause to be voted at a meeting of stockholders) all of the CPI Shares owned by the Stockholder (and any and all securities issued or issuable in respect thereof), or as to which the Stockholder has voting control, solely with respect to the matters set forth below, at any annual, special or other meeting of the stockholders of CPI, and at any adjournment or adjournments thereof:

          (i) in favor of the approval of the CPI Merger and the other transactions contemplated by the Merger Agreement (including the transactions pursuant to the Asset Purchase Agreement) and in favor of the approval and adoption of the Merger Agreement, and all actions required in furtherance thereof if and only if such matter is put to a vote of the Stockholders of CPI in their capacity as such (and in no event shall this Agreement extend to a vote of any shares of the stock of the Company held directly or indirectly by any such Stockholder);

          (ii) in favor of the approval of the Assets Purchase and the other transactions contemplated by the Asset Purchase Agreement and all actions required in furtherance thereof if and only if such matter is put to a vote of the Stockholders of CPI in their capacity as such (and in no event shall this Agreement extend to a vote of any shares of the stock of the Company held directly or indirectly by any such Stockholder);

          (iii) against any merger, reorganization, share exchange, consolidation, purchase, sale of a material portion of the assets or similar transaction involving CPI (other than (A) the CPI Merger and the transactions contemplated by the Merger Agreement and (B) any Substitute Merger Agreement and any Substitute Merger); and

          (iv) against any amendment of CPI's Certificate of Incorporation or Bylaws which amendment would in any manner prevent or materially impede, interfere with or delay the Company Merger, the CPI Merger, the Merger Agreement, the Assets Purchase, the Asset Purchase Agreement or any of the transactions contemplated thereby (it being understood that the Recapitalization Amendment as contemplated by the Merger Agreement shall not be deemed to prevent or materially impede, interfere with or delay the Company Merger, the CPI Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement).

     (b) Duration. Each Stockholder hereby affirms that the irrevocable proxy granted to Buyer set forth in this Section 3 will be valid until (but not beyond) the earlier of the Termination Time or the Healthcare Termination Time (as defined in Section 8(b)) and is given to secure the performance of the obligations of the Stockholder under this Agreement. Each Stockholder hereby affirms that the irrevocable proxy granted to Assets Buyer set forth in this
Section 3 will be valid until (but not beyond) the earlier of the Termination Time or the Consumer Termination Time (as defined in Section 8(b)) and is given to secure the performance of the obligations of the Stockholder under this Agreement. Each Stockholder hereby revokes any proxy previously granted by it with respect to its CPI Shares and further affirms that each proxy hereby granted shall, until (but not beyond) the requisite times set forth in the preceding two sentences, be irrevocable and shall be deemed coupled with an interest, in accordance with the Delaware General Corporation Law (the "DGCL").

     4. Restrictions on Transfer.

     (a) Except as provided in this Agreement, each Stockholder shall not sell, transfer, assign, pledge, or otherwise dispose of, or enter into any contract, option or other agreement with respect to the sale, transfer, assignment or other disposition ("Transfer") of the CPI Shares now owned beneficially or of record or hereafter acquired by the Stockholder (or any interest contained therein) at any time prior to the Termination Time.

     (b) Notwithstanding the foregoing, each Stockholder may Transfer the CPI Shares now owned or hereafter acquired by the Stockholder (or any interest contained herein) (i) as a bona fide gift or gifts, provided that the donee or donees thereto agree to be bound by the restrictions set forth herein and comply herewith, (ii) to any trust for the direct or indirect benefit of any Stockholder or the immediate family of any Stockholder provided that the trustee of the trust agrees to be bound by the restrictions set forth herein and comply herewith, or (iii) with the prior written consent of Buyer. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more than first cousin.

     5. Additional Shares. Without limiting the provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of CPI on, of or affecting the CPI Shares or (ii) a Stockholder becomes the record owner of any additional shares of capital stock of CPI or other CPI securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2, then the terms of this Agreement shall apply to the shares of capital stock or other securities of CPI held by the Stockholder immediately following the effectiveness of the events described in clause (i) or a Stockholder becoming the record owner thereof, as described in clause (ii), as though they were CPI Shares hereunder. Each Stockholder hereby agrees to promptly notify (x) until the Healthcare Termination Time, the Buyer and (y) until the Consumer Termination Time, the Assets Buyer of the number of any new shares of capital stock of CPI or other voting securities of CPI acquired by the Stockholder, if any, after the date hereof and prior to the Termination Time.

     6. Dividends. Each Stockholder shall retain record and beneficial ownership of all CPI Shares and be entitled to receive all cash dividends paid by CPI with respect to the CPI Shares during the term of this Agreement and until the CPI Shares are cancelled in the CPI Merger.

     7. Representations and Warranties.

     (a) Organization and Due Authority. Each Party hereby severally and not jointly represents and warrants to the other Parties that (i) such Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and (ii) such Party has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     (b) Binding Agreement. Each Party hereby severally and not jointly represents and warrants to the other Parties that (i) the execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Party and (ii) this Agreement has been duly executed and delivered by such Party and is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

     (c) Noncontravention. Each Party hereby severally and not jointly represents and warrants to the other Parties that neither the execution and delivery of this Agreement by such Party nor the consummation by such Party of the transactions contemplated hereby (including approval and completion of the Recapitalization as contemplated by the Merger Agreement) will (i) conflict with any provision of such Party's Certificate of Incorporation or Bylaws or similar organizational documents, (ii) violate or result in a breach of any material contract to which such Party is a party or (iii) violate any law to which such Party is subject.

     (d) Ownership of CPI Shares. Each Stockholder hereby severally and not jointly represents and warrants to the Buyer that, except to the extent that the beneficiaries of the Stockholder are deemed to beneficially own the CPI Shares, the Stockholder is the record and beneficial owner of the CPI Shares, free and clear of any and all liens, options or restrictions on the right to vote or grant a consent with respect to such CPI Shares, except for such liens and restrictions arising under this Agreement. Each Stockholder has the exclusive power to vote the CPI Shares owned by it, except as provided in this Agreement. Each Stockholder hereby severally and not jointly represents and warrants to the Buyer that the CPI Shares set forth opposite the Stockholder's name on Exhibit A hereto represent all the shares of capital stock of CPI owned of record and beneficially by the Stockholder.

     8. General Provisions.

     (a) Specific Performance. The Parties agree that a violation, breach or threatened breach by any other Party of any term of this Agreement would cause irreparable injury for which an adequate remedy at law is not available. Therefore, the Parties agree that each Party shall have the right of specific performance and, accordingly, shall be entitled to an injunction, restraining order or other form of equitable relief, in addition to any and all other rights and remedies at law or in equity, restraining any other Party from committing any breach or threatened breach of, or otherwise specifically to enforce, any provision of this Agreement and all such rights will be cumulative. The Parties further agree that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     (b) Termination.

     (i) This Agreement shall terminate in its entirety, and no Party shall have any rights or obligations hereunder, upon the earlier of (x) the CPI Merger Effective Time and the termination of both the Merger Agreement and the Asset Purchase Agreement pursuant to their respective terms and (y) the termination of the voting agreement, dated as of the date hereof, between the Buyer and CPI pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(i) is referred to herein as the "Termination Time".

     (ii) This Agreement shall terminate with respect to Buyer (but not with respect to Assets Buyer), and Buyer shall have no further rights or obligations hereunder, upon the earlier of (x) the CPI Merger Effective Time and (y) the termination of the Merger Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(ii) is referred to herein as the "Healthcare Termination Time".

     (iii) This Agreement shall terminate with respect to Assets Buyer (but not with respect to Buyer), and Assets Buyer shall have no further rights or obligations hereunder, upon the earlier to occur of (x) the consummation of the Assets Purchase and (y) termination of the Asset Purchase Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 8(b)(iii) is referred to herein as the "Consumer Termination Time".

     (iv) Notwithstanding the foregoing, no termination of this Agreement (including any termination with regard to the Assets Buyer and the Buyer) shall relieve any Party from liability for such Party's breach of any provision hereof prior to such termination.

     (c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by telecopy, electronic or digital transmission method, (iii) on the first business day after it is sent, if sent for next day delivery by recognized overnight delivery service (e.g., Federal Express), and (iv) on the third day after it is sent, if sent by first class mail, registered or certified, postage prepaid and return receipt requested. In each case, notice shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     If to the Stockholders or the Stockholders' Representative, addressed to:

        CPI Development Corporation
        1345 Avenue of the Americas
        42nd Floor
        New York, NY 10105
        Attention: Marshall M. Green
        Telecopy: 212-339-5236

     With copies to:

        Latham & Watkins
        885 Third Avenue
        New York, NY 10022
        Attention: Charles M. Nathan, Esq.
        Telecopy: (212) 751-4864

     If to Buyer, addressed to:

        MCC Acquisition Holdings Corporation
        51 JFK Parkway
        1st Floor West
        Short Hills, NJ 07078
        Attention: Anthony Wild
        Telecopy: (973) 218-2704

     With a copy to:

        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, NY 10017
        Attention: William E. Curbow, Esq.
        Telecopy: (212) 455-2502

     If to Assets Buyer, addressed to:

        Armkel, LLC
        c/o Kelso & Company
        320 Park Avenue, 24th Floor
        New York, NY 10022
        Attention: James J. Connors, II, Esq.
        Telecopy: (212) 223-2379

     With copies to:

        Gibson, Dunn & Crutcher LLP
        4 Park Plaza
        Irvine, CA 92614
        Attention: Ronald Beard
                Steven P. Buffone
                Barbara L. Becker
        Telecopy: (949) 475-4730

        Skadden, Arps, Slate, Meagher & Flom LLP
        Four Times Square
        New York, NY 10036
        Attention: Lou Kling
                Eileen T. Nugent
        Telecopy: (212) 735-2000

Notice of change of address shall be effective only when done in accordance with this Section 8(c).

     (d) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". This Agreement shall not be construed for or against any Party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective Parties. For all purposes of this Agreement, words stated in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include each other gender, as the context may require or allow. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (and not to any particular provision of this Agreement). The word "or" shall not be exclusive.

     (e) Entire Agreement. This Agreement, the Indemnification Agreement, dated as of the date hereof (the "Indemnification Agreement"), among the Parties, the Merger Agreement and the Asset Purchase Agreement constitute the entire agreement of the Parties, as applicable, with respect to the subject matter hereof and thereof and supersede all prior agreements or understandings, both written and oral, with respect to such subject matter. No Party has made any representation or warranty or given any covenant to another Party except as set forth in this Agreement, the Indemnification Agreement and in the Merger Agreement.

     (f) Assignment; Successors and Assigns. Each Party agrees that it will not assign, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, any right or obligation under this Agreement without the prior written consent of the other Party. Any purported assignment, transfer, delegation or disposition in violation of this Section 8(f) shall be null and void ab initio. Subject to the foregoing limits on assignment, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any Person not a party to this Agreement.

     (g) Governing Law; Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed within such State, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this

Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(c) or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATES IN THIS SECTION 8(g).

     (h) Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as the may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     (i) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by fax with the same binding effect as original ink signatures.

     (j) Amendments, Waivers, Etc. This Agreement may not be amended, supplemented or otherwise modified, except upon the execution and delivery of a written agreement by the Parties, provided, that if this Agreement terminates with respect to any Party pursuant to Section 8(b) but remains in effect with respect to the other Parties hereto, the consent of the terminated Party shall not be required for any amendment, supplement or modification hereof. By an instrument in writing, the Parties may waive compliance by another Party with any provision of this Agreement; provided, however, that any such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure or with respect to a Party that has not executed and delivered any such waiver. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or at equity.

     (k) Capacity. For purposes of this Agreement and the representations, covenants, agreements and promises contained herein, each of the Stockholders is acting solely in his, her or its capacity as a Stockholder of, and not as a director, officer, employee, representative or agent of, CPI.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          MCC ACQUISITION HOLDINGS
                                          CORPORATION

                                          By: /s/    ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

                                          ARMKEL, LLC

                                          By: Church & Dwight Co., Inc.

                                          By: /s/ ROBERT A. DAVIES, III
                                            ------------------------------------
                                            Name: Robert A. Davies, III
                                            Title: Chief Executive Officer

                                          By: Kelso & Companies, Inc., its
                                              general partner

                                          By: /s/ JAMES J. CONNORS, II
                                            ------------------------------------
                                            Name: James J. Conners, II
                                            Title: V.P. & General Counsel

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

     Trustees u/a dated 4/24/75, f/b/o Henry H. Hoyt, Jr.

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Henry H. Hoyt, Jr. share

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Charles O. Hoyt share

     Trustee u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Suzanne H. Garcia share

     Trustees u/i Henry H. Hoyt dated 6/17/64

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Henry H. Hoyt, Jr. et al

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Charles O. Hoyt et al

     Trustees u/i Anna Orcutt Hoyt dated 6/17/64

     Trustees u/i Charles O. Hoyt dated 8/14/64

                                          /s/     HENRY H. HOYT, JR.
                                          --------------------------------------
                                          Henry H. Hoyt, Jr., as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

     The Suzanne Hoyt Garcia Revocable Trust u/a July 31, 1997

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Henry H. Hoyt, Jr. share

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Charles O. Hoyt share

     Trustee u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Suzanne H. Garcia share

     Trustees u/i Henry H. Hoyt dated 6/17/64

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Suzanne H. Garcia et al

     Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

     Trustees u/i Anna Orcutt Hoyt dated 6/17/64

                                          /s/      SUZANNE H. GARCIA
                                          --------------------------------------
                                          Suzanne H. Garcia, as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

                                          /s/      RICHARD L. CREUSS
                                          --------------------------------------
                                          Richard L. Creuss, as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

    Trustee under Agreement dated August 31, 1988, Charles O. Hoyt, Grantor

    Charles O. Hoyt 1999 GRAT

    Charles O. Hoyt 2000 GRAT

    Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Henry H. Hoyt, Jr. et al

    Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Charles O. Hoyt et al

    Trustee u/i Henry H. Hoyt Jr., dated 9/10/64

    Trustees u/i Charles O. Hoyt dated 8/14/64

                                          /s/      MARSHALL M. GREEN
                                          --------------------------------------
                                          Marshall M. Green, as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

    Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Suzanne H. Garcia et al

    Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

                                          /s/     WILLIAM A. SIMMONS
                                          --------------------------------------
                                          William A. Simmons, as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

    Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

                                          /s/     ELIZABETH HOYT WEIL
                                          --------------------------------------
                                          Elizabeth Hoyt Weil, as Trustee for
                                          and on behalf of the above listed
                                          Trust

                                   EXHIBIT A

                              CERTAIN STOCKHOLDERS
                                1ST PREFERRED(1)

      STOCKHOLDER                            NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------            ----------      ---------   -------------
     Trust u/w KGO       Henry H. Hoyt, Jr   22,496         24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess

    KGO 1944 Trust       Henry H. Hoyt, Jr   11,100         12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess

  AOH Trust f/b/o SHG    Suzanne H. Garcia    3,757          4.068%
                         William A. Simmons

  AOH Trust f/b/o COH    Marshall M. Green    3,756          4.067%

AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr    3,756          4.067%
                         Marshall M. Green

     COH 1999 GRAT       Marshall M. Green    2,951.3        3.2%

     COH 2000 GRAT       Marshall M. Green      689.3         .75%

    SHG 1966 Trust         Elizabeth Hoyt     3,469.6        3.76%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia

   HHH Trust for GCs     Henry H. Hoyt, Jr    2,489          2.70%
                         Suzanne H. Garcia
                         Richard L. Cruess

    SHG Rev. Trust       Suzanne H. Garcia    1,830          1.98%

  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr    1,049.6        1.14%
                         Marshall M. Green
                         Mitchel D. Eichen

    COH Rev. Trust       Marshall M. Green      229          0.25%

---------------

(1) Family trusts (excluding charities) own 57,572.8 shares or 62.4% and non-family stockholders own 22,369.6 shares or 24.3%

                                2ND PREFERRED(2)

      STOCKHOLDER                            NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------            ----------      ---------   -------------
     Trust u/w KGO       Henry H. Hoyt, Jr   132,544         24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess

   HHH Trust for GCs     Henry H. Hoyt, Jr   75,689          13.91%
                         Suzanne H. Garcia
                         Richard L. Cruess

    KGO 1944 Trust       Henry H. Hoyt, Jr   65,400          12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess

  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr   49,733.25        9.14%
                         Marshall M. Green
                         Mitchel D. Eichen

    SHG 1966 Trust         Elizabeth Hoyt    26,334.25        4.842%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia

    COH Rev. Trust       Marshall M. Green   25,899           4.76%

    SHG Rev. Trust       Suzanne H. Garcia   25,230           4.64%

     COH 1999 GRAT       Marshall M. Green   19,321.25        3.55%

     COH 2000 GRAT       Marshall M. Green    4,513            .83%

  AOH Trust f/b/o COH    Marshall M. Green   22,132           4.0678%

AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr   22,132           4.0678%
                         Marshall M. Green

  AOH Trust f/b/o SHG    Suzanne H. Garcia   22,131           4.0676%
                         William A. Simmons

---------------

(2) Family trusts (excluding charities) own 491,058.8 shares or 90.3% and non-family stockholders own 35,970 shares or 6.6%

                                3RD PREFERRED(3)

      STOCKHOLDER                            NUMBER OF  PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------        ------------------  ---------  --------------
     Trust u/w KGO       Henry H. Hoyt, Jr    927,200       24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess
    HHH 1964 Trust       Henry H. Hoyt, Jr    859,307       22.58%
                         Suzanne H. Garcia
    KGO 1944 Trust       Henry H. Hoyt, Jr    457,500       12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess
    AOH 1964 Trust       Henry H. Hoyt, Jr    184,220        4.84%
                         Suzanne H. Garcia
    SHG 1966 Trust         Elizabeth Hoyt     184,220        4.84%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia
  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr    161,985.5      4.29%
                         Marshall M. Green
                         Mitchel D. Eichen
     COH 1999 GRAT       Marshall M. Green    116,360.5      3.06%
     COH 2000 GRAT       Marshall M. Green     27,178         .71%
   HHH Trust for GCs     Henry H. Hoyt, Jr     99,826.5      2.62%
                         Suzanne H. Garcia
                         Richard L. Cruess
  AOH Trust f/b/o COH    Marshall M. Green     78,165        2.054%
AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr     78,164        2.053%
                         Marshall M. Green
  AOH Trust f/b/o SHG    Suzanne H. Garcia     78,164        2.053%
                         William A. Simmons
    COH 1964 Trust       Henry H. Hoyt, Jr     42,700        1.12%
                         Marshall M. Green
  HHH Jr. 1964 Trust     Marshall M. Green     42,700        1.12%
    SHG Rev. Trust       Suzanne H. Garcia     33,275.5      0.87%
    COH Rev. Trust       Marshall M. Green     18,447        0.49%
    COH GSTE Trust       Henry H. Hoyt, Jr     15,250        0.40%
                         Suzanne H. Garcia
  HHH Jr. GSTE Trust     Henry H. Hoyt, Jr     15,250        0.40%
                         Suzanne H. Garcia
    SHG GSTE Trust       Henry H. Hoyt, Jr     15,250        0.40%
                         Suzanne H. Garcia

---------------

(3) Family trusts own 3,435,163 shares or 90.3% and non-family stockholders own 370,880 shares or 9.7%

                               CLASS B COMMON(4)

      STOCKHOLDER                            NUMBER OF  PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------        ------------------  ---------  --------------
    HHH 1964 Trust       Henry H. Hoyt, Jr      2,817.4     25.21%
                         Suzanne H. Garcia
     Trust u/w KGO       Henry H. Hoyt, Jr      2,736       24.49%
                         Suzanne H. Garcia
                         Richard L. Cruess
    KGO 1944 Trust       Henry H. Hoyt, Jr      1,363       12.20%
                         Suzanne H. Garcia
                         Richard L. Cruess
    AOH 1964 Trust       Henry H. Hoyt, Jr        604        5.40%
                         Suzanne H. Garcia
    SHG 1966 Trust         Elizabeth Hoyt         604        5.40%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia
     COH 1999 GRAT       Marshall M. Green        342.1      3.06%
     COH 2000 GRAT       Marshall M. Green         79.9       .71%
  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr        422        3.78%
                         Marshall M. Green
                         Mitchel D. Eichen
  AOH Trust f/b/o COH    Marshall M. Green        256        2.29%
AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr        256        2.29%
                         Marshall M. Green
  AOH Trust f/b/o SHG    Suzanne H. Garcia        256        2.29%
                         William A. Simmons
    COH 1964 Trust       Henry H. Hoyt, Jr        140        1.25%
                         Marshall M. Green
  HHH Jr. 1964 Trust     Marshall M. Green        140        1.25%

---------------

(4) Family trusts own 10,016.4 shares or 89.6% and non-family stockholders own 1,155.6 shares or 10.4%

                               CLASS C COMMON(5)

      STOCKHOLDER                            NUMBER OF  PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------        ------------------  ---------  --------------
   HHH Trust for GCs     Henry H. Hoyt, Jr        327.3     25.06%
                         Suzanne H. Garcia
                         Richard L. Cruess
     Trust u/w KGO       Henry H. Hoyt, Jr        304       23.28%
                         Suzanne H. Garcia
                         Richard L. Cruess
    KGO 1944 Trust       Henry H. Hoyt, Jr        137       10.49%
                         Suzanne H. Garcia
                         Richard L. Cruess
    SHG Rev. Trust       Suzanne H. Garcia        109.1      8.354%
  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr        109.1      8.346%
                         Marshall M. Green
                         Mitchel D. Eichen
    COH Rev. Trust        Marshall M.Green         60.5      4.632%
    COH GSTE Trust       Henry H. Hoyt, Jr         50        3.83%
                         Suzanne H. Garcia
  HHH Jr. GSTE Trust     Henry H. Hoyt, Jr         50        3.83%
                         Suzanne H. Garcia
    SHG GSTE Trust       Henry H. Hoyt, Jr         50        3.83%
                         Suzanne H. Garcia
     COH 1999 GRAT       Marshall M. Green         39.4      3.02%
     COH 2000 GRAT       Marshall M. Green          9.2       .7%

---------------

(5) Family trusts own 1245.5 shares or 95.4% and non-family stockholders own
    60.4 shares or 4.6%

                                                                      APPENDIX J

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         CPI INDEMNIFICATION AGREEMENT

                                  BY AND AMONG

              CERTAIN STOCKHOLDERS OF CPI DEVELOPMENT CORPORATION,

                                      AND

                      MCC ACQUISITION HOLDINGS CORPORATION

                               DATED: MAY 7, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement is made and entered into as of May 7, 2001 (this "Agreement"), by and among MCC Acquisition Holdings Corporation, a Delaware corporation ("Buyer") and the stockholders of CPI Development Corporation, a Delaware corporation ("CPI"), listed on Exhibit A hereto (the "Stockholders") (each, a "Party" and, collectively, the "Parties").

                                    RECITALS

     WHEREAS, concurrently with the execution and delivery of this Agreement, Carter-Wallace, Inc., a Delaware corporation (the "Company"), CPI, Buyer, MCC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("CPI Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the merger of CPI Merger Sub with and into CPI and the merger of Company Merger Sub with and into the Company; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Armkel, LLC, a Delaware limited liability company (the "Asset Buyer") have executed and delivered and Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement") providing for, among other things the sale, conveyance, transfer, assignment and delivery to Asset Buyer of all of the Company's and its affiliates' right, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Assets Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchase, acceptances and assumptions collectively, the "Asset Purchase");

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Buyer (and, as a condition to enter into the Asset Purchase Agreement, the Assets Buyer) has required that the Stockholders provide, and the Stockholders are willing to provide, certain indemnification rights to Buyer as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. Except as specified herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Merger Agreement.

     2. General Indemnification.

     (a) Indemnification by the Stockholders. Following the CPI Merger Effective Time and subject to the terms and conditions of this Agreement, each Stockholder will severally (but not jointly) indemnify, defend and hold harmless Buyer and each Subsidiary and Affiliate of Buyer and their respective permitted assigns and the officers, directors, employees and agents (collectively, the "Buyer Group") from and against any and all obligations, losses, Claims, costs, interest, awards, judgments, penalties and damages (including reasonable expenses of investigation and reasonable attorney's fees and expenses in connection with any action, suit or proceeding, whether before or after the CPI Merger Effective Time) (collectively, "Damages") incurred or suffered by any member of the Buyer Group based upon or arising out of or in connection with or related to any breach by CPI of any of its agreements, obligations, covenants or representations and warranties contained in the Merger Agreement (other than with respect to Taxes and with respect to the representations and warranties set forth in Section 5.1(f) of the Merger Agreement which is the subject of Section
3) or any agreement or document entered in connection therewith or delivered pursuant thereto to which CPI is party in an amount equal to each Stockholder's Percentage Share (as defined in Section 4(a)(ii)) of the Damages so incurred or suffered. Notwithstanding anything contained herein to the contrary, in no event shall any Stockholder be obligated to indemnify any member of the Buyer Group for Damages (including Tax liabilities) arising from or relating to (i) any actions taken by a Person (other than a Stockholder) after the

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Company Merger Effective Time or (ii) any Damages incurred or suffered by the
Company, including any Damages of the Company for which CPI is liable or secondarily liable by virtue of its ownership of the capital stock of the Company or its status as an Affiliate or a controlling person of the Company.

     (b) Intentionally Omitted.

     (c) Threshold. Notwithstanding anything contained herein to the contrary, the Stockholders shall not be obligated to make any indemnification payment under Section 2(a) above (other than indemnification payments for willful breaches of covenant and for breaches of Section 6.20 of the Merger Agreement) unless and until the aggregate Damages sustained by the Buyer Group exceed on a cumulative basis $250,000 (the "Threshold"), at which point the Stockholders shall be obligated to indemnify the Buyer Group from and against all cumulative Damages (both less than and in excess of the Threshold).

     2A. Indemnification With Respect to Appraisal Rights.

     (a) Indemnification by the Stockholders. Following the CPI Merger Effective Time and subject to the terms and conditions of this Agreement, each Stockholder will severally (but not jointly) indemnify, defend and hold harmless Buyer Group from and against any and all Damages incurred or suffered by any member of the Buyer Group based upon or arising out of or in connection with or related to the exercise by any person or persons of appraisal rights with respect to the Company Merger or CPI Merger pursuant to Section 262 of the DGCL (collectively, "Appraisal Damages"; provided that any calculation of Appraisal Damages shall exclude the aggregate amount of proceeds that, but for the exercise and perfection of appraisal rights, would have been payable as consideration in the Company Merger and the CPI Merger with respect to all Company Shares and Recapped Shares that become the subject of perfected appraisal rights under Section 262 of the DGCL) in an amount equal to each Stockholder's Percentage Share (as defined in Section 4(a)(ii)) of the Appraisal Damages so incurred or suffered. For purposes of the preceding sentence, amounts paid directly or indirectly by any third party on behalf of any Stockholder (including amounts paid pursuant to Section 7 and amounts received under insurance policies but excluding amounts paid pursuant to insurance policies or other arrangements the cost of which is borne by any Indemnified Party or the Assets Buyer or any Affiliate thereof) shall be deemed to have been paid by such Stockholder for purposes of determining whether payments in excess of such Stockholder's Percentage Share have been made.

     (b) Limitations. Notwithstanding anything contained herein to the contrary, the Stockholders shall only be obligated to indemnify, defend and hold harmless Buyer Group from and against forty percent (40%) of any Appraisal Damages; provided that if the total amount of Appraisal Damages exceeds $33,333,333.33 (the "Appraisal/Damages Cap"), then the Stockholders shall be obligated to indemnify, defend and hold harmless Buyer Group against 100% of the amount of Appraisal Damages in excess of the Appraisal/Damages Cap.

     3. Tax Indemnification.

     (a) Indemnification by the Stockholders. Following the CPI Merger Effective Time and subject to the terms and conditions of this Agreement, each Stockholder will severally (but not jointly) indemnify, defend and hold harmless Buyer Group from and against all Taxes of CPI and Damages with respect thereto
(i) with respect to all periods ending on or prior to the Closing Date and, (ii) with respect to any period beginning before the Closing Date and ending after the Closing Date, but only with respect to the portion of such period up to and including the Closing Date (such portion, a "Pre-Closing Partial Period") and
(iii) all Damages as a result of a material breach of any representation or warranty set forth in Section 5.1(f) of the Merger Agreement, in each case in an amount equal to each Stockholder's Percentage Share of the Taxes or Damages so incurred or suffered. Notwithstanding anything contained herein to the contrary, the Parties agree that the transactions contemplated by the Merger Agreement are intended to be treated for federal, state and local income tax purposes as a sale by the Stockholders of Recapped Shares to Parent and therefore that such transactions should not give rise to a federal, state or local income tax liability to CPI. The Stockholders shall have no obligation to indemnify, defend and hold harmless the Buyer Group from any Taxes resulting from the failure of the transactions contemplated by the Merger Agreement to be so treated for federal, state and local income tax purposes if such failure is caused solely by an action taken by CPI or any member of the Buyer

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Group after the CPI Merger Effective Time, or the Company after the Company
Merger Effective Time. The Stockholders will, however, severally (but not jointly) indemnify, defend and hold harmless the Buyer Group from any federal, state and local Taxes of CPI imposed on distributions from the Company actually or deemed received with respect to a period ending on the Closing Date or a Pre-Closing Partial Period, absent a breach of Section 6.21(c). The Stockholders shall be entitled to any net refunds of Taxes with respect to the periods described in clauses (i) and (ii) above, except to the extent such refund arises as the result of a carry back of a loss or other tax benefit from a period beginning after the Closing Date.

     (b) Allocation Between Partial Periods. Any Taxes for a period including a Pre-Closing Partial Period and the period beginning before the Closing Date and ending after the Closing Date, but only with respect to the portion of such period beginning the day after the Closing Date (such portion, a "Post-Closing Partial Period") shall be apportioned between the Pre-Closing Partial Period and the Post-Closing Partial Period, based, in the case of real and personal property Taxes (if any), on a per diem basis and, in the case of other Taxes, on the actual activities, taxable income or taxable loss of the applicable entity during the Pre-Closing Partial Period and the Post-Closing Partial Period.

     (c) Cooperation. The Stockholders, on the one hand, and Buyer Group, on the other hand, agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance (including access to books and records) relating to CPI (or the Company and its Subsidiaries) as is reasonably necessary for the preparation of any return for Taxes, claim for refund or audit, and the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment or any other information as may be reasonably requested.

     (d) Filing of Tax Returns. The Stockholders will cause to be prepared and timely filed all Tax Returns of CPI for any taxable period ending on or before the Closing Date. The Stockholders shall timely pay all Taxes of CPI whether or not shown to be due on such Tax Returns for such periods. All such Tax Returns shall be prepared in a manner consistent with past tax practices, except as otherwise required by law.

     4. Certain Limitations and Indemnification Procedures.

     (a) Obligations of the Stockholders.

          (i) In no event shall any Stockholder be obligated to make any indemnification or other payments under this Agreement that in the aggregate are in excess of the aggregate amount of cash received by the Stockholder pursuant to the Merger Agreement. No Stockholder shall have any liability or obligation under this Agreement for any act, omission or breach by any other Stockholder, and no Stockholder shall have any right or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, or in the name or on behalf of, any other Stockholder, except to the extent contemplated hereby with respect to actions taken by the Stockholders' Representative (as defined below).

          (ii) Each Stockholder hereby agrees to accept and pay that portion of the Damages, Appraisal Damages and Tax liabilities for which indemnification by the Stockholders is provided hereunder that is equal to the Stockholder's percentage share of the CPI Merger Consideration received by all the Stockholders (each Stockholder's "Percentage Share").

          (iii) Each Stockholder hereby agrees that all decisions concerning the determination, defense and settlement of claims, including the selection of counsel, to be made by the Stockholders shall be made by the Stockholders' Representative.

          (iv) Each Stockholder, to the extent of its Percentage Share, hereby agrees to reimburse, indemnify, defend and hold harmless any other Stockholder who has made indemnity payments pursuant to this Agreement that are greater than the Percentage Share of the other Stockholder.

     (b) Indemnity Reduction Amounts. The amount which the Stockholders (the "Indemnifying Parties") are or may be required to pay to the Buyer Group (the "Indemnified Parties") in respect of Damages (including Tax liabilities) and Appraisal Damages for which indemnification is provided under this Agreement will be reduced by any amounts actually received (including amounts received under insurance

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polices) by or on behalf of the Indemnified Parties from third parties relating to such payment (such amounts are referred to herein as "Indemnity Reduction Amounts"). If the Indemnified Parties receive any Indemnity Reduction Amounts in respect of an Indemnified Claim (as defined below) for which indemnification is provided under this Agreement after the full amount of such Indemnified Claim has been paid by the Indemnifying Parties or after the Indemnifying Parties has made a partial payment of such Indemnified Claim and such Indemnity Reduction Amounts exceed the remaining unpaid balance of such Indemnified Claim, then the Indemnified Parties will promptly remit to the Indemnifying Parties an amount equal to the excess of (i) the amount theretofore paid by the Indemnifying Parties in respect of such Indemnified Claim, less (ii) the amount of the indemnity payment that would have been due if such Indemnity Reduction Amounts in respect thereof had been received before the indemnity payment was made. An insurer or other third party who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to any benefit they would not be entitled to receive in the absence of the indemnification provisions by virtue of the indemnification provisions hereof.

     (c) Knowledge. In the event that, prior to Closing, the executive officers of Buyer obtain actual knowledge of any breach of warranty or misrepresentation of CPI the effect of which would result in the failure of the condition to closing set forth in Section 7.2(a)(ii) of the Merger Agreement to be satisfied, Buyer shall notify the Stockholders' Representative . If Buyer fails to notify the Stockholders' Representative in accordance with this Section 4(c), the Buyer Group shall not be deemed to have waived its rights to indemnification with respect to such undisclosed matter under this Agreement.

     (d) Survival and Termination. Each and every representation and warranty of CPI contained in the Merger Agreement (other than CPI's representations and warranties with respect to capital structure contained in Section 5.1(b) and Taxes contained in Section 5.1(f) of the Merger Agreement) will survive the Company Merger Effective Time solely for purposes of Section 2 until 18 months after the Company Merger Effective Time and then expire; provided, that the representation and warranty contained in Section 5.1(b) of the Merger Agreement shall survive indefinitely. CPI's representations and warranties with respect to Taxes contained in Section 5.1(f) of the Merger Agreement will survive the Company Merger Effective Time solely for purposes of Section 3 until, and will expire when, all applicable statutes of limitation in respect of such Tax matters have expired. The obligations of each Party to indemnify, defend and hold harmless the other Parties pursuant to this Agreement (except for willful breaches of covenant) shall terminate (i) with respect to Section 2, when the applicable representation or warranty expires pursuant to this Section 4(d) and
(ii) with respect to Section 3 and Section 2A, upon the expiration of all applicable statutes of limitations; provided, however that such obligations to indemnify, defend and hold harmless shall not terminate with respect to any individual item as to which the Indemnified Parties shall have, before the expiration of the applicable period, previously made a claim by delivering a written notice (stating in reasonable detail the basis of such claim) to the Indemnifying Parties and shall not be extinguished by the expiration of such period.

     (e) Indemnification Procedures.

     (i) If any claim or demand is made against the Indemnified Parties with respect to any matter, or the Indemnified Parties shall otherwise learn of an assertion or of a potential claim, by any Person who is not a Party (or an Affiliate thereof) (a "Third Party Claim"; provided that the term "Third Party Claim" shall not include the exercise of appraisal rights with respect to the Company Merger or CPI Merger pursuant to Section 262 of the DGCL) which may give rise to a claim for indemnification against the Indemnifying Parties under this Agreement, then the Indemnified Parties shall promptly notify the Indemnifying Parties in writing and in reasonable detail of the Third Party Claim (including the factual basis for the Third Party Claim, and, to the extent known, the amount of the Third Party Claim); provided, however, that any failure on the part of the Indemnified Parties in notifying the Indemnifying Parties will not relieve the Indemnifying Parties from any obligation hereunder unless (and then solely to the extent) the Indemnifying Parties are actually prejudiced as a result thereof. Thereafter, the Indemnified Parties will deliver to the Indemnifying Parties, promptly after the Indemnified Parties' receipt thereof, copies of all notices and documents (including court papers) received or transmitted by the Indemnified Parties relating to the Third Party Claim.

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     (ii) The Indemnifying Parties will have the right to participate in or to assume the defense of the Third Party Claim (in either case at the expense of the Indemnifying Parties) with counsel of its choice reasonably satisfactory to the Indemnified Parties. The Indemnifying Parties will be liable for the reasonable fees and expenses of counsel employed by the Indemnified Parties for any period during which the Indemnifying Parties have failed to assume the defense thereof. Should the Indemnifying Parties so elect to assume the defense of a Third Party Claim, the Indemnifying Parties will not be liable to the Indemnified Parties for any legal or other expenses subsequently incurred by the Indemnified Parties in connection with the defense thereof; provided, however, that, if the Parties reasonably agree that a conflict of interest exists in respect of such claim, the Indemnified Parties will have the right to employ separate counsel reasonably satisfactory to the Indemnifying Parties to represent the Indemnified Parties and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all the Indemnified Parties) shall be paid by the Indemnifying Parties. If the Indemnifying Parties are conducting the defense of the Third Party Claim, the Indemnified Parties, at their sole cost and expense, may retain separate counsel, and participate in the defense of the Third Party Claim, it being understood that the Indemnifying Parties will control such defense.

     (iii) The Indemnifying Parties will not consent to any settlement, compromise or discharge (including the consent to entry of any judgment) of any Third Party Claim without the Indemnified Parties' prior written consent (which consent will not be unreasonably withheld); provided, that, if the Indemnifying Parties assume the defense of any Third Party Claim, the Indemnified Parties will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Parties may recommend and which by its terms obligates the Indemnifying Parties to pay the full amount of Damages in connection with such Third Party Claim and unconditionally releases the Indemnified Parties completely from all liability in connection with such Third Party Claim; provided, further, that the Indemnified Parties may refuse to agree to any such settlement, compromise or discharge (x) that provides for injunctive or other nonmonetary relief affecting the Indemnified Parties or (y) that, in the reasonable opinion of the Indemnified Parties, would otherwise materially adversely affect the Indemnified Parties. Whether or not the Indemnifying Parties shall have assumed the defense of a Third Party Claim, the Indemnified Parties will not admit any liability, consent to the entry of any judgment or enter into any settlement or compromise with respect to the Third Party Claim without the prior written consent of the Indemnifying Parties (which consent will not be unreasonably withheld).

     (iv) If the Indemnifying Parties assume the defense of any Third Party Claim, the Indemnifying Parties will keep the Indemnified Parties informed of all material developments relating to or in connection with such Third Party Claim. If the Indemnifying Parties assume the defense of any Third Party Claim, the Parties will cooperate in the defense thereof (with the Indemnifying Parties being responsible for all reasonable out-of-pocket expenses of the Indemnified Parties (other than for the fees and expenses of their counsel) in connection with such cooperation), which cooperation will include the provision to the Indemnifying Parties of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

     (v) Any claim on account of Damages (including Tax liabilities) for which indemnification is provided under this Agreement which does not involve a Third Party Claim or an Appraisal Claim (as defined below) will be asserted by reasonably prompt written notice (but in any event within the relevant period specified in Section 4(d)) given by the Indemnified Parties to the Indemnifying Parties.

     (vi) In the event of payment in full by the Indemnifying Parties to any of the Indemnified Parties in connection with any claim, including any Third Party Claim or any Appraisal Claim (an "Indemnified Claim"), the Indemnifying Parties will be subrogated to and will stand in the place of the Indemnified Parties as to any events or circumstances in respect of which the Indemnified Parties may have any right or claim relating to such Indemnified Claim against any claimant or plaintiff asserting such Indemnified Claim or against any other Person provided, that such rights of subrogation shall be subordinated to those of the Assets Buyer under the Indemnification Agreement entered into on the date hereof between the Assets Buyer and the

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Company. The Indemnified Parties will cooperate with the Indemnifying Parties in a reasonable manner, and at the cost and expense of the Indemnifying Parties, in prosecuting any subrogated right or claim.

     (f) Appraisal Indemnification Procedures.

     (i) If any one or more persons exercise and properly perfect appraisal rights pursuant to Section 262 of the DGCL with respect to the Company Merger (individually and collectively, an "Appraisal Claim"), then the Indemnified Parties will cause the Company to deliver to the Indemnifying Parties, promptly after the Company's receipt thereof, copies of all notices and documents (including court papers) received or transmitted by the Company from the Person who has exercised and perfected Appraisal Rights (or any agent acting on their behalf).

     (ii) The Indemnified Parties shall cause the Company and the Asset Buyer to assume the defense of the Appraisal Claim with counsel of its choice reasonably satisfactory to the Indemnified Parties and the Asset Buyer. Decisions regarding the control of the defense and, subject to the rights of the Indemnifying Parties hereunder, settlement of the Appraisal Claim shall be made pursuant to arrangements between the Company and the Asset Buyer. The expenses incurred in such defense (including the reasonable fees and expenses of outside counsel referred to in the immediately preceding sentence) shall be advanced by the Company but shall be considered "Appraisal Damages" for purposes of this Agreement, and shall be reimbursed by the Indemnifying Parties promptly following request therefor from time to time on the basis provided for in
Section 2A(b) (i.e. either 40% or 100%, as applicable). The Indemnifying Parties, at their sole cost and expense, may retain separate counsel, and participate in the defense of the Appraisal Claim, it being understood that the Company will control such defense.

     (iii) The Company and the Asset Buyer shall have the right to contest, defend and litigate all Appraisal Claims and shall have the right to settle or compromise any such matter, either before or after the initiation of litigation, at such time and upon such terms as the Company and the Asset Buyer deem fair and reasonable. Notwithstanding the foregoing, the Company and Asset Buyer shall not be permitted to settle, discharge or compromise any Appraisal Claim without consent of the Indemnifying Parties, and the Indemnifying Parties shall be permitted to settle, discharge or compromise any Appraisal Claim without consent of the Company or the Asset Buyer, if the total amount of Appraisal Damages paid in connection with such settlement or compromise, together with all other Appraisal Damages paid to date in connection with all such Appraisal Claims (excluding any payments received from third parties (including insurance) from such calculation), exceeds 120% of the Appraisal Damages Cap.

     (iv) The Indemnified Parties will cause the Company to keep the other Parties informed of all material developments relating to or in connection with such Appraisal Claim. The Parties will cooperate in the defense thereof (with the Company being responsible for all reasonable out-of-pocket expenses of the Parties (including the fees and expenses of their counsel) in connection with such cooperation, provided that all such expenses shall be considered "Appraisal Damages" for purposes of this Agreement), which cooperation will include the provision of records and information which are reasonably relevant to such Appraisal Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

     5. Representations and Warranties.

     (a) Organization and Due Authority. Each Party hereby severally and not jointly represents and warrants to each other Party that (i) such Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and (ii) such Party has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     (b) Binding Agreement. Each Party hereby severally and not jointly represents and warrants to each other Party that (i) the execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Party and (ii) this Agreement has been duly executed and delivered by such Party and is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as

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such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

     5A. Waiver of Claims.

     (a) Each of the Stockholders hereby irrevocably (subject to Section 5A(b)) waives any and all actions, causes and causes of action, suits, debts, demands, Appraisal Rights, costs, claims, damages (including participation in any settlement or judgment in connection therewith), losses and liabilities of any kind and nature, whether known or unknown, actual or potential, arising under common law, state law, federal law or any other law (any of the foregoing, a "Claim"), which it ever had, may presently have or may ever in the future have, against (i) CPI, or the Company, or the officers, directors, employees and agents of CPI or the Company, relating to or arising from the Merger Agreement, the Asset Purchase Agreement or the transactions contemplated thereby, (including any Claims or demands as part of a class action or derivative action, any Claims or proceedings for appraisal under Section 262 of the DGCL, and any Claims alleging any breach of any fiduciary or other duty of any officer or director) and (ii) any person or entity who or which may be entitled to be indemnified by any of the persons or entities listed in the preceding clause (i) pursuant to applicable law, the Company's or CPI's certificate of incorporation or bylaws, the Merger Agreement or any other agreement entered into prior to the Company Merger Effective Time by CPI, the Company or any of their Affiliates, officers, directors, agents, representatives or permitted assigns other than Claims arising from or related to (x) any criminal act, fraud or intentional tort committed by any such party or any claim for breach of contract (other than, in any of the foregoing cases, any Claim alleging any breach of any fiduciary duty), or (y) in the case of the Company and CPI, the right of the Stockholders to receive the CPI Merger Consideration or the Company Merger Consideration (as such terms are defined in the Merger Agreement). Each of the Stockholders further agrees that it shall not initiate, encourage, participate (including in connection with any settlement, judgement or fund established in connection therewith) or join in any action, suit or proceeding brought against CPI, the Company or any of the officers, directors, employees or agents of CPI or the Company challenging or otherwise related to the transactions contemplated by the Merger Agreement and the Asset Purchase Agreement including any appraisal proceeding.

     (b) Notwithstanding Section 5A(a), the waiver made pursuant to Section 5A(a) shall terminate and be of no further force or effect at such time (if any) as both the Merger Agreement and the Asset Purchase Agreement shall have been terminated.

     6. General Provisions.

     (a) Stockholders' Representative. Each Stockholder hereby irrevocably makes, constitutes, and appoints Marshall Green, a current officer of CPI, with the full power of substitution, as the representative, agent and true and lawful attorney in fact of and for each of the Stockholders ("Stockholders' Representative") in connection with any matters relating to this Agreement. Each Stockholder hereby authorizes and empowers Stockholders' Representative to make or give any approval, waiver, request, consent, instruction or other communication on behalf of such Stockholder as such Stockholder could do for himself, herself or itself in connection with this Agreement. Each Stockholder authorizes and empowers Stockholders' Representative to receive all demands, notices or other communications directed to such Stockholder with respect to any matters relating to this Agreement. Each Stockholder hereby authorizes and empowers Stockholders' Representative to (i) take any action (or to determine to refrain from taking any action) with respect to any matter relating to this Agreement as the Stockholders' Representative may deem appropriate as effectively as such Stockholder could act for himself, herself or itself, which action will be binding on all the Stockholders and (ii) execute and deliver all instruments and documents of every kind incident to the foregoing with the same effect as if such Stockholder had executed and delivered such instruments and documents personally or for itself. Accordingly, any demands, notices or other communications directed to any Stockholder hereunder shall be deemed effective if given to Stockholders' Representative.

     (b) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by telecopy, electronic or digital transmission method, (iii) on the first business day after it is sent, if sent for next day delivery by recognized overnight delivery service (e.g., Federal

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Express), and (iv) on the third day after it is sent, if sent by first class mail, registered or certified, postage prepaid and return receipt requested. In each case, notice shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     If to the Stockholders or the Stockholders' Representative, addressed to:

          CPI Development Corporation
        1345 Avenue of the Americas
        42nd Floor
        New York, NY 10105
        Attention: Marshall M. Green
        Telecopy: 212-339-5236

     With copies to:

          Latham & Watkins
        885 Third Avenue
        New York, NY 10022
        Attention: Charles M. Nathan, Esq.
        Telecopy: (212) 751-4864

     If to Buyer, addressed to:

          MCC Acquisition Holdings Corporation
        51 JFK Parkway
        1st Floor West
        Short Hills, NJ 07078
        Attention: Anthony H. Wild
        Telecopy: (973) 218-2704

     With a copy to:

          Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, NY 10017
        Attention: William E. Curbow, Esq.
        Telecopy: (212) 425-2502

Notice of change of address shall be effective only when done in accordance with this Section 6(b).

     (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". This Agreement shall not be construed for or against any Party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective Parties. For all purposes of this Agreement, words stated in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include each other gender, as the context may require or allow. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (and not to any particular provision of this Agreement). The word "or" shall not be exclusive.

     (d) Entire Agreement. This Agreement (including the Exhibits) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, both written and oral, with respect to such subject matter. No Party has made any representation or warranty or given any covenant to another Party except as set forth in this Agreement.

     (e) Assignment; Successors and Assigns. Each Party agrees that it will not assign, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, any right or obligation under this Agreement without the prior written consent of the other Parties. Any purported assignment, transfer, delegation or disposition in violation of this Section 6(e) shall be null and void ab initio. Subject to the foregoing limits on assignment, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and, with respect to each of the Stockholders, his, her or its legal representative, his, her or its heirs and beneficiaries and his, her or its transferees. Except for those rights enumerated above and in Section 5A and the right granted to the Asset Buyer to enforce this Agreement against the Parties hereto with respect to any matter relating to Appraisal Claims, this Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any Person not a party to this Agreement.

     (f) Governing Law; Waiver of Jury; Trial Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed within such State, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6(b) or in such other manner as may be permitted by law shall be valid and sufficient service thereof. Any process or other papers hereunder may be served by registered or certified mail, return receipt requested, or by personal service, provided that a reasonable time for appearance or response is allowed.

     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATES IN THIS SECTION 6(f).

     (g) Severability. It is the intention of the Parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as the may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     (h) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by fax with the same binding effect as original ink signatures.

     (i) Amendments, Waivers, Etc. This Agreement may not be amended, supplemented or otherwise modified, except upon the execution and delivery of a written agreement by the Parties. By an instrument in writing, the Parties may waive compliance by another Party with any provision of this Agreement; provided, however, that any such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure or with respect to a Party that has not executed and delivered any such waiver. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or at equity.

     (j) Enforcement of Claims. The Asset Buyer shall be entitled to enforce any of the Company's rights and remedies hereunder, including the right to receive payment from any and all Stockholders on account of Appraisal Claims and Sections 5A and 7. This provision shall not be affected by the bankruptcy, insolvency or liquidation of the Company or any merger or consolidation of the Company with or into any other entity.

     (k) Capacity. For purposes of this Agreement and the representations, covenants, agreements and promises contained herein, each of the Stockholders is acting solely in his, her or its capacity as a Stockholder of, and not as a director, officer, employee, representative or agent of, CPI.

     7. Holdback Fund.

     (a) At or prior to the CPI Merger Effective Time, the Indemnifying Parties and Buyer shall enter into an agreement (the "Fund Agreement") with a commercial or trust company bank selected by the Shareholders' Representative with the prior written consent of Buyer (such consent not to be unreasonably withheld) (the "Agent") pursuant to which $35 million of the aggregate CPI Merger Consideration that otherwise would have been received by such Indemnifying Parties pursuant to the Merger Agreement shall be placed in an escrow account or comparable arrangement satisfactory to the Indemnifying Parties and the Indemnified Parties (the "Fund") for the purpose of discharging (to the extent of the assets available from the Fund) the indemnification and expense reimbursement obligations of the Indemnifying Parties pursuant to this Agreement. The Fund Agreement shall include each of the provisions set forth in this Section 7, as well as such other provisions as are customary for escrow agreements or as may be agreed among the parties thereto.

     (b) The Fund Agreement shall provide that the Fund assets may be managed by an investment advisor selected by the Shareholders' Representative with the prior written consent of Buyer (such consent not to be unreasonably withheld) (the "Fund Manager"). The Fund Manager shall have sole discretion with respect to the nature of the assets held in the Fund, including decisions with respect to purchase and sale of individual assets held in the Fund, the mix of assets that comprise the Fund portfolio and the distribution of assets from time to time (whether comprised of earnings or principal) to the Indemnifying Parties; provided, that: (a) the Fund Manager shall be prohibited from distributing assets to the Indemnifying Parties if, immediately following any such distribution, the aggregate fair market value of the assets comprising the Fund would be less than the Required Amount (as defined below); and (b) the Fund assets shall at all times consist of Approved Assets (as defined below).

     (c) The Company will be permitted by the Fund Agreement to notify the Agent from time to time with respect to the occurrence of Appraisal Damages and the amount of the Indemnifying Parties' resulting payment obligation pursuant to
Section 2A or Section 2(a) (a "Payment Notice"). A copy of any such notice shall be delivered to the Shareholders' Representative. In the event that the Shareholders' Representative does not object to the Payment Notice within 15 days, the Agent shall cause the Fund to make the payment specified in the Payment Notice. If the Shareholders' Representative objects to the Payment Notice, it must deliver to the Agent and the Company a notice specifying the nature of such objection (an "Objection Notice") on or prior to the 15th day following the date of the Payment Notice, it being understood that there will be no basis for objection to any amount of Appraisal Damages specified in any judgment or settlement entered into in accordance with this Agreement. The Agent will be prohibited from making the payment set forth in the Payment Notice until all objections thereto included in the Objection Notice have been resolved through a customary arbitration procedure, which will grant the Shareholders' Representative the right, together with legal, accounting and financial advisors acting on its behalf, to review the books and records of the Company to the extent that they reasonably relate to the matter or matters in dispute. No payment pursuant to a Payment Notice with respect to a claim under Section 2(a) shall be paid until all claims or potential claims with respect to Appraisal Damages hereunder shall have been discharged pursuant hereto.

     (d) Not later than the 18-month anniversary of the CPI Merger Effective Time, the Company will consult with its legal advisors and attempt in good faith to estimate the range of probable loss, if any, in connection with any appraisal proceeding or indemnification claim pursuant to Section 2(a) that has not been settled prior to such date (the "Loss Estimate"). In the event that the Loss Estimate is less than the fair market value of the assets held by the Fund on such date, the Company shall consider in good faith whether to permit the Agent to release all or a portion of such assets from the restrictions set forth in the proviso in Section 7(b). In the event that the Company determines to permit a release of assets from such restriction, the fair market value of the assets so released shall be deducted from the Required Amount pursuant to Section 7(g). The Company shall perform a like evaluation as described above in this Section 7(d) within 45 days after the completion of each fiscal quarter thereafter (regardless of whether the Company previously has determined to release any assets in accordance with the foregoing) until the earlier of (i) the date on which all Appraisal Proceedings have been finally adjudicated or settled or (ii) the date on which the corpus of the Fund has been reduced to $0.

     (e) In the event that all Appraisal Claims are finally resolved (whether by judicial determination, settlement or otherwise) and any assets remain in the Fund following the satisfaction in full of the payment obligations of the Indemnifying Parties hereunder, then the Agent shall be instructed to distribute the balance of such Fund to the Stockholders, on a pro rata basis based on their relative ownership of CPI Shares immediately prior to the CPI Merger Effective Time.

     (f) The Fund Agreement shall include a provision similar to Section 6(j) allowing the Asset Buyer to enforce the rights of the Company pursuant to the Fund Agreement.

     (g) For purposes of this Section 7, the following terms shall have the following meanings.

          "Approved Assets" shall mean (a) cash; (b) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States; (c) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having, at the time of the acquisition thereof, one of the two highest ratings obtainable from either S&P or Moody's; (d) commercial paper having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's;
     (e) certificates of deposit or bankers' acceptances issued or accepted by any commercial bank organized under laws of the United States of America or any state thereof or the District of Columbia that (i) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100 million; (f) publicly traded debt securities issued by a United States corporation, which securities are rated in an "investment grade" category by either S&P or Moody's; (g) shares of any mutual fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (b), (c),
     (d) and (e) above and (ii) has net assets of not less than $500 million;

          "Required Amount" shall mean (a) $35 million, less (b) any amounts paid to the Company pursuant to Section 7(c), as the amount determined pursuant to clauses (a) and (b) may be adjusted pursuant to Section 7(d).

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          MCC ACQUISITION HOLDINGS
                                          CORPORATION

                                          By: /s/    ANTHONY H. WILD
                                            ------------------------------------
                                            Name: Anthony H. Wild
                                            Title: President

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

     Trustees u/a dated 4/24/75, f/b/o Henry H. Hoyt, Jr.

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Henry H. Hoyt, Jr. share

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Charles O. Hoyt share

     Trustee u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Suzanne H. Garcia share

     Trustees u/i Henry H. Hoyt dated 6/17/64

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Henry H. Hoyt, Jr. et al

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Charles O. Hoyt et al

     Trustees u/i Anna Orcutt Hoyt dated 6/17/64

     Trustees u/i Charles O. Hoyt dated 8/14/64

                                          /s/     HENRY H. HOYT, JR.
                                          --------------------------------------
                                          Henry H. Hoyt, Jr., as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

     The Suzanne Hoyt Garcia Revocable Trust u/a July 31, 1997

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Henry H. Hoyt, Jr. share

     Trustees u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Charles O. Hoyt share

     Trustee u/a dated February 29, 1988, Anna O. Hoyt, Grantor, Suzanne H. Garcia share

     Trustees u/i Henry H. Hoyt dated 6/17/64

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Suzanne H. Garcia et al

     Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

     Trustees u/i Anna Orcutt Hoyt dated 6/17/64

                                          /s/      SUZANNE H. GARCIA
                                          --------------------------------------
                                          Suzanne H. Garcia, as Trustee for and
                                          on behalf of each of the above listed
                                          Trusts

     Trustees under Paragraph 1 of agreement dated 5/24/84, as amended, Henry H. Hoyt, Grantor

     Trustees u/w Kate Good Orcutt

     Trustees u/i dated 5/29/44 f/b/o Anna Orcutt Hoyt, et al.

                                         /s/       RICHARD L. CREUSS
                                          --------------------------------------
                                          Richard L. Creuss, as Trustee for and
                                          on behalf of each of the above listed
                                                         Trusts

     Trustee under Agreement dated August 31, 1988, Charles O. Hoyt, Grantor

     Charles O. Hoyt 1999 GRAT

     Charles O. Hoyt 2000 GRAT

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Henry H. Hoyt, Jr. et al

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Charles O. Hoyt et al

     Trustee u/i Henry H. Hoyt Jr., dated 9/10/64

     Trustees u/i Charles O. Hoyt dated 8/14/64

                                         /s/       MARSHALL M. GREEN
                                          --------------------------------------
                                          Marshall M. Green, as Trustee for and
                                          on behalf of each of the above listed
                                                         Trusts

     Anna O. Hoyt, Trust u/a dtd December 28, 1988 f/b/o Suzanne H. Garcia et al

     Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

                                         /s/      WILLIAM A. SIMMONS
                                         ---------------------------------------
                                          William A. Simmons, as Trustee for and
                                          on behalf of each of the above listed
                                                         Trusts

     Trustee U/I dated 11-8-66, Suzanne H. Garcia, Grantor

                                         /s/      ELIZABETH HOYT WEIL
                                          --------------------------------------
                                           Elizabeth Hoyt Weil, as Trustee for
                                         and on behalf of the above listed Trust

                                   EXHIBIT A

                              CERTAIN STOCKHOLDERS
                                1ST PREFERRED(1)

      STOCKHOLDER                             NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)        SHARES     TOTAL SHARES
      -----------            ----------       ---------   -------------
     Trust u/w KGO       Henry H. Hoyt, Jr    22,496          24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess
    KGO 1944 Trust       Henry H. Hoyt, Jr    11,100          12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess
  AOH Trust f/b/o SHG    Suzanne H. Garcia     3,757           4.068%
                         William A. Simmons
  AOH Trust f/b/o COH    Marshall M. Green     3,756           4.067%
AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr     3,756           4.067%
                         Marshall M. Green
     COH 1999 GRAT       Marshall M. Green     2,951.3         3.2%
     COH 2000 GRAT       Marshall M. Green       689.3          .75%
    SHG 1966 Trust         Elizabeth Hoyt      3,469.6         3.76%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia
   HHH Trust for GCs     Henry H. Hoyt, Jr     2,489           2.70%
                         Suzanne H. Garcia
                         Richard L. Cruess
    SHG Rev. Trust       Suzanne H. Garcia     1,830           1.98%
  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr     1,049.6         1.14%
                         Marshall M. Green
                         Mitchel D. Eichen
    COH Rev. Trust       Marshall M. Green       229           0.25%

---------------

(1) Family trusts (excluding charities) own 57,572.8 shares or 62.4% and non-family stockholders own 22,369.6 shares or 24.3%

                                2ND PREFERRED(2)

      STOCKHOLDER                             NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)        SHARES     TOTAL SHARES
      -----------            ----------       ---------   -------------
     Trust u/w KGO       Henry H. Hoyt, Jr    132,544        24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess
   HHH Trust for GCs     Henry H. Hoyt, Jr    75,689         13.91%
                         Suzanne H. Garcia
                         Richard L. Cruess
    KGO 1944 Trust       Henry H. Hoyt, Jr    65,400         12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess
  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr    49,733.25       9.14%
                         Marshall M. Green
                         Mitchel D. Eichen
    SHG 1966 Trust         Elizabeth Hoyt     26,334.25       4.842%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia
    COH Rev. Trust       Marshall M. Green    25,899          4.76%
    SHG Rev. Trust       Suzanne H. Garcia    25,230          4.64%
     COH 1999 GRAT       Marshall M. Green    19,321.25       3.55%
     COH 2000 GRAT       Marshall M. Green     4,513           .83%
  AOH Trust f/b/o COH    Marshall M. Green    22,132          4.0678%
AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr    22,132          4.0678%
                         Marshall M. Green
  AOH Trust f/b/o SHG    Suzanne H. Garcia    22,131          4.0676%
                         William A. Simmons

---------------

(2) Family trusts (excluding charities) own 491,058.8 shares or 90.3% and non-family stockholders own 35,970 shares or 6.6%

                                3RD PREFERRED(3)

      STOCKHOLDER                             NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)        SHARES     TOTAL SHARES
      -----------            ----------       ---------   -------------
     Trust u/w KGO       Henry H. Hoyt, Jr     927,200       24.36%
                         Suzanne H. Garcia
                         Richard L. Cruess

    HHH 1964 Trust       Henry H. Hoyt, Jr     859,307       22.58%
                         Suzanne H. Garcia

    KGO 1944 Trust       Henry H. Hoyt, Jr     457,500       12.02%
                         Suzanne H. Garcia
                         Richard L. Cruess

    AOH 1964 Trust       Henry H. Hoyt, Jr     184,220        4.84%
                         Suzanne H. Garcia

    SHG 1966 Trust         Elizabeth Hoyt      184,220        4.84%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia

  HHH Jr. Rev. Trust     Henry H. Hoyt, Jr     161,985.5      4.29%
                         Marshall M. Green
                         Mitchel D. Eichen

     COH 1999 GRAT       Marshall M. Green     116,360.5      3.06%

     COH 2000 GRAT       Marshall M. Green      27,178         .71%

   HHH Trust for GCs     Henry H. Hoyt, Jr      99,826.5      2.62%
                         Suzanne H. Garcia
                         Richard L. Cruess

  AOH Trust f/b/o COH    Marshall M. Green      78,165        2.054%

AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr      78,164        2.053%
                         Marshall M. Green

  AOH Trust f/b/o SHG    Suzanne H. Garcia      78,164        2.053%
                         William A. Simmons

    COH 1964 Trust       Henry H. Hoyt, Jr      42,700        1.12%
                         Marshall M. Green

  HHH Jr. 1964 Trust     Marshall M. Green      42,700        1.12%

    SHG Rev. Trust       Suzanne H. Garcia      33,275.5      0.87%

    COH Rev. Trust       Marshall M. Green      18,447        0.49%

    COH GSTE Trust       Henry H. Hoyt, Jr      15,250        0.40%
                         Suzanne H. Garcia

  HHH Jr. GSTE Trust     Henry H. Hoyt, Jr      15,250        0.40%
                         Suzanne H. Garcia

    SHG GSTE Trust       Henry H. Hoyt, Jr      15,250        0.40%
                         Suzanne H. Garcia

---------------

(3) Family trusts own 3,435,163 shares or 90.3% and non-family stockholders own 370,880 shares or 9.7%

                               CLASS B COMMON(4)

STOCKHOLDER                                  NUMBER OF   PERCENTAGE OF
SHORT NAME                   TRUSTEE(S)       SHARES     TOTAL SHARES
-----------                  ----------      ---------   -------------
HHH 1964 Trust           Henry H. Hoyt, Jr    2,817.4        25.21%
                         Suzanne H. Garcia

Trust u/w KGO            Henry H. Hoyt, Jr    2,736          24.49%
                         Suzanne H. Garcia
                         Richard L. Cruess

KGO 1944 Trust           Henry H. Hoyt, Jr    1,363          12.20%
                         Suzanne H. Garcia
                         Richard L. Cruess

AOH 1964 Trust           Henry H. Hoyt, Jr      604           5.40%
                         Suzanne H. Garcia

SHG 1966 Trust             Elizabeth Hoyt       604           5.40%
                                Weil
                         William A. Simmons
                         Suzanne H. Garcia

COH 1999 GRAT            Marshall M. Green      342.1         3.06%

COH 2000 GRAT            Marshall M. Green       79.9          .71%

HHH Jr. Rev. Trust       Henry H. Hoyt, Jr      422           3.78%
                         Marshall M. Green
                         Mitchel D. Eichen

AOH Trust f/b/o COH      Marshall M. Green      256           2.29%

AOH Trust f/b/o HHH Jr.  Henry H. Hoyt, Jr      256           2.29%
                         Marshall M. Green

AOH Trust f/b/o SHG      Suzanne H. Garcia      256           2.29%
                         William A. Simmons

COH 1964 Trust           Henry H. Hoyt, Jr      140           1.25%
                         Marshall M. Green

HHH Jr. 1964 Trust       Marshall M. Green      140           1.25%

---------------

(4) Family trusts own 10,016.4 shares or 89.6% and non-family stockholders own 1,155.6 shares or 10.4%

                               CLASS C COMMON(5)

      STOCKHOLDER                            NUMBER OF   PERCENTAGE OF
      SHORT NAME             TRUSTEE(S)       SHARES     TOTAL SHARES
      -----------            ----------      ---------   -------------
HHH Trust for GCs        Henry H. Hoyt, Jr      327.3       25.06%
                         Suzanne H. Garcia
                         Richard L. Cruess

Trust u/w KGO            Henry H. Hoyt, Jr      304         23.28%
                         Suzanne H. Garcia
                         Richard L. Cruess

KGO 1944 Trust           Henry H. Hoyt, Jr      137         10.49%
                         Suzanne H. Garcia
                         Richard L. Cruess

SHG Rev. Trust           Suzanne H. Garcia      109.1        8.354%

HHH Jr. Rev. Trust       Henry H. Hoyt, Jr      109.1        8.346%
                         Marshall M. Green
                         Mitchel D. Eichen

COH Rev. Trust           Marshall M. Green       60.5        4.632%

COH GSTE Trust           Henry H. Hoyt, Jr       50          3.83%
                         Suzanne H. Garcia

HHH Jr. GSTE Trust       Henry H. Hoyt, Jr       50          3.83%
                         Suzanne H. Garcia

SHG GSTE Trust           Henry H. Hoyt, Jr       50          3.83%
                         Suzanne H. Garcia

COH 1999 GRAT            Marshall M. Green       39.4        3.02%

COH 2000 GRAT            Marshall M. Green        9.2         .7%

---------------

(5) Family trusts own 1245.5 shares or 95.4% and non-family stockholders own
    60.4 shares or 4.6%

                                [FORM OF PROXY]

                              CARTER-WALLACE, INC.

                        SPECIAL MEETING OF SHAREHOLDERS

                                    --, 2001

                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS, --, 2001

        HILTON NEW YORK, 1335 AVENUE OF THE AMERICAS, NEW YORK, NY 10019


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Ralph Levine and Paul A. Veteri, and either of them, as proxies with full power of substitution, to represent the undersigned and vote all shares of stock of Carter-Wallace that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on --, 2001, and at any adjournment or postponement thereof, as designated on the reverse side of this Proxy, hereby revoking all proxies heretofore given with respect to such shares.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1 AND PROPOSAL NUMBER 2.

                                                   CARTER-WALLACE, INC.
                                                      P.O. BOX 11068
                                                 NEW YORK, NY 10203-0068

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

THE TRANSACTIONS CONTEMPLATED BY THE TWO PROPOSALS BELOW ARE CONDITIONED ON EACH
                             OTHER AND, THEREFORE,
BOTH PROPOSALS MUST BE APPROVED IN ORDER FOR THE ASSET SALE AND THE MERGER TO BE
                                   COMPLETED.

         (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)

THE TRANSACTIONS CONTEMPLATED BY THE TWO PROPOSALS BELOW ARE CONDITIONED ON EACH
                             OTHER AND, THEREFORE,


BOTH PROPOSALS MUST BE APPROVED IN ORDER FOR THE ASSET SALE AND THE MERGER TO BE
                                   COMPLETED.



PROPOSAL NUMBER 1 To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, a resolution authorizing the Asset Purchase Agreement, dated as of May 7, 2001, between Armkel, LLC and the Company, pursuant to which the Company will sell and transfer to Armkel, LLC the Company's assets and liabilities relating to its consumer products business for the purchase price of $739 million in cash, less the debt owed to third parties at the closing date by the Company subsidiaries to be transferred to Armkel.


                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]


PROPOSAL NUMBER 2 To adopt, by holders of a majority of the Company Shares entitled to vote, voting together as a single class, the Agreement and Plan of Merger, dated as of May 7, 2001, among the Company, CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Merger Sub Corporation and MCC Acquisition Sub Corporation. Under the merger agreement, immediately following the Company's receipt of Armkel's payment of $739 million (as adjusted), the Company will sell its healthcare business for $408 million in cash by merging the Company with a wholly owned indirect subsidiary of MCC Acquisition Holdings Corporation, with the Company as the surviving corporation in the merger, and each outstanding share of our common stock, par value $1.00 per share and each outstanding share of our Class B common stock, par value $1.00 per share, other than certain shares held directly or indirectly by Carter-Wallace, Inc., CPI Development Corporation, MCC Acquisition Holdings Corporation, MCC Acquisition Sub Corporation or MCC Merger Sub Corporation, will be canceled and converted automatically into the right to receive $20.30 in cash, without interest, subject to adjustment.


                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

                       PLAN TO ATTEND:   YES [ ]   NO [ ]

                                          In their discretion, the Proxies are
                                          authorized to vote upon such other
                                          matters as may properly come before
                                          the meeting or any adjournment or
                                          postponement thereof.

                                          Change of address or comments: Mark
                                          here and indicate changes to the name
                                          and address as printed to the left.
                                          [ ]

                                          The signature on this Proxy should
                                          correspond exactly with the
                                          shareholder's name as printed to the
                                          left. In the case of joint tenancies,
                                          co-executors or co-trustees, both
                                          should sign. Persons signing as
                                          attorney, executor, administrator,
                                          trustee or guardian should give their
                                          full title.

                                          DATED:                      , 200
                                                ---------------------       --

                                          --------------------------------------
                                          SIGNATURE

    (PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID
                                   ENVELOPE.)

               VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.